As filed with the Securities and Exchange Commission on April 25, 2016.

Registration No. 333-148426
File No. 811-08260

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4 FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [x ]

Pre-Effective Amendment No.
Post-Effective Amendment No. 20

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
Amendment No. 61 [x]

CMFG VARIABLE ANNUITY ACCOUNT (Exact Name of Registrant)

CMFG Life Insurance Company (Name of Depositor) 5910 Mineral Point Road Madison, WI 53705 (Address of Depositor’s Principal Executive Offices) Depositor’s Telephone Number: (319) 352-4090

Ross D. Hansen, Esquire CMFG Life Insurance Company 5910 Mineral Point Road Madison, WI 53705 (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

|  | immediately upon filing pursuant to paragraph (b) of Rule 485.
|x| on May 1, 2016 pursuant to paragraph (b) of Rule 485.
|  | 60 days after filing pursuant to paragraph (a)(i) of Rule 485.
|  | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS	May 1, 2016
MEMBERS® Variable Annuity III A Flexible Premium Deferred Variable Annuity Contract Issued by CMFG Life Insurance Company

In this Prospectus, you will find information you should know before investing. Please read it carefully and keep it for future reference. The Contract is available to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Code. We no longer issue new Contracts.

The Contract offers you the opportunity to accumulate Contract Value and provides for the payment of annuity benefits. Under certain conditions, you may also elect to have Purchase Payment Credits added to your Contract Value for each purchase payment you make. The overall expenses of a Contract with Purchase Payment Credits may be higher than a Contract that does not have Purchase Payment Credits. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and any related earnings. You should consider this possibility before electing that optional benefit.

The Contract is supported by the assets of the CMFG Variable Annuity Account, a separate account of CMFG Life Insurance Company (“we”, “our” or “us”), which is divided into Subaccounts that each invest in a Fund. The investment performance of the Subaccounts you select will affect your Contract Value, as well as any Income Payments. You bear the entire investment risk on any amounts you allocate to these Subaccounts. There is a Subaccount that invests in each of the following Funds. This Prospectus is accompanied by a current prospectus for these Funds.

BlackRock Variable Series Funds, Inc.	Oppenheimer Variable Account Funds	Ultra Series Fund
BlackRock Global Allocation V.I. Fund	Oppenheimer International Growth Fund/VA	Conservative Allocation Fund
	Oppenheimer Main Street Small Cap Fund®/VA	Moderate Allocation Fund
AIM Variable Insurance Funds	Oppenheimer Main Street Fund®/VA	Aggressive Allocation Fund
(Invesco Variable Insurance Funds)		Core Bond Fund
Invesco V.I. Global Real Estate Fund	PIMCO Variable Insurance Trust	High Income Fund
Invesco V.I. Government Securities Fund	PIMCO CommodityRealReturn® Strategy Portfolio	Diversified Income Fund
Invesco V.I. Growth and Income Fund	PIMCO Global Bond Portfolio (Unhedged)	Large Cap Value Fund
Invesco V.I. Mid Cap Growth Fund	PIMCO Total Return Portfolio	Large Cap Growth Fund
Mid Cap Fund
Franklin Templeton Variable		International Stock Fund
Insurance Products Trust
Franklin High Income VIP Fund		Vanguard® Variable Insurance Fund
Franklin Income VIP Fund		Vanguard Variable Insurance Fund Money Market Portfolio
Franklin Mutual Global Discovery VIP Fund

The Statement of Additional Information (“SAI”) contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2016 free of charge by contacting us. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.

Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

CUNA Brokerage Services, Inc. (“CBSI”) serves as the principal underwriter and distributor of the Contract. More information about CBSI is available at http://www.finra.org through Financial Industry Regulatory Authority Inc.’s (“FINRA”) BrokerCheck online tool or by calling 1-800-289-9999.

The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

i

Surrenders (Redemptions) and Partial Withdrawals	25
Contract Loans	26
Death Benefit Before the Payout Date	26

MISCELLANEOUS MATTERS	27
Payments	27
Modification	28
Reports to Owners	28
Inquiries	28
Cyber Security	28

INCOME PAYOUT OPTIONS	29
Payout Date and Proceeds	29
Election of Income Payout Options	29
Fixed Income Payments	29
Variable Income Payments	29
Description of Income Payout Options	30
Death Benefit After the Payout Date	32

CHARGES AND DEDUCTIONS	32
Surrender Charge (Contingent Deferred Sales Charge)	32
Transfer Processing Fee	33
Duplicate Contract Charge	33
Loan Interest Spread	33
Research Fee	33
Endorsement Charges	33
Annual Contract Fee	33
Mortality and Expense Risk Charge	34
Administrative Charge	34
Enhanced Death Benefit Rider Charges	34
Guaranteed Living Benefit Charges	34
Fund Expenses	34
Premium Expense Charge	34
Other Taxes	35
Additional Information	35

OPTIONAL DEATH BENEFITS	35
Maximum Anniversary Value Death Benefit	35
3% Annual Guarantee Death Benefit	35
Earnings Enhanced Death Benefit Rider	36
Spouse Beneficiary Death Benefit Rider	36

AVAILABLE CONTRACT ENDORSEMENTS	37
Income Payment Increase Endorsement	37
Loan Account Endorsement	37
Change of Annuitant Endorsement	37
Spousal Continuation Endorsement	38

OPTIONAL BENEFIT RIDERS	39
Income Protector	39
Features of the Income Now Option.	43
Features of the Income Later Option	46

ii

Principal Protector	54

DISTRIBUTION OF THE CONTRACT	60

FEDERAL TAX MATTERS	61
Introduction	61
Tax Status of the Contract	61
Taxation of Annuities	62
Separate Account Charges	63
Transfers, Assignments, or Exchanges of a Contract	63
Withholding	63
Multiple Contracts	64
Taxation of Qualified Plans	64
Possible Charge for Our Taxes	65
Other Tax Consequences	66

LEGAL PROCEEDINGS	66

COMPANY HOLIDAYS	66

FINANCIAL STATEMENTS	66

APPENDIX A FINANCIAL HIGHLIGHTS	A-1

APPENDIX B EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL
DEATH BENEFITS	B-1

APPENDIX C EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
GENERALLY ISSUED ON AND AFTER MAY 1, 2010	C-1

APPENDIX D EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT
RIDERS GENERALLY ISSUED ON AND AFTER MAY 1, 2010	D-1

APPENDIX E EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT
RIDERS GENERALLY ISSUED AFTER OCTOBER 18, 2009 BUT BEFORE MAY 1, 2010	E-1

APPENDIX F GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009	F-1

APPENDIX G GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009	G-1

APPENDIX H GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008	H-1

APPENDIX I GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED
AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007	I-1

APPENDIX J GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE
OCTOBER 30, 2006	J-1

APPENDIX K EXAMPLES OF GUARANTEED ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010	K-1

APPENDIX L GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009	L-1

APPENDIX M GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009	M-1

APPENDIX N GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008	N-1

APPENDIX O GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED
BEFORE OCTOBER 30, 2006	O-1

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	S-1

iii

GLOSSARY

Accumulation Unit
A unit of measure used to calculate Variable Contract Value.

Annuitant
The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint Annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

Benefit Allocation Plan
One or more specific Subaccounts of the Variable Account, a Fixed Account or a model allocation of Subaccounts of the Variable account to which Contract Value must be allocated while a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit is in effect.

Benefit Basis
The Benefit Basis is the amount upon which your Guaranteed Lifetime Withdrawal Benefit or the amount, up to $1 million, upon which your Guaranteed Minimum Accumulation Benefit is based. It should not be confused with your Contract Value or Surrender Value.

Beneficiary
The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

Code
The Internal Revenue Code of 1986, as amended.

Contract
MEMBERS Variable Annuity III.

Contract Anniversary
The same date in each Contract Year as the Contract Issue Date.

Contract Issue Date
The date shown on the Data Page of the Contract which is also used to determine Contract Years and Contract Anniversaries.

Contract Value
The sum of the Variable Contract Value, the Fixed Contract Value, the Purchase Payment Credits, if applicable, and the value in the Loan Account.

Contract Value Increase Enhancement
An amount we will add to an Owner’s Contract Value when the Owner makes a purchase payment and the Owner’s cumulative Net Purchase Payments equal or exceed $500,000.

Contract Year
A twelve-month period beginning on a Contract Issue Date or a Contract Anniversary.

Data Pages
Pages attached to your Contract that describe certain terms applicable to your specific Contract.

Due Proof of Death
Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:
(a)	a certified copy of the death record;
(b)	a certified copy of a court decree reciting a finding of death; or
(c)	any other proof satisfactory to us.

Fixed Account
An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.

Fixed Amount
Any portion of Fixed Contract Value (including interest thereon) allocated to the Fixed Account, less any withdrawals (including any applicable surrender charges) or transfers.

Fixed Contract Value
The value of the Contract Value (including any Contract Value Increase Enhancement and Purchase Payment Credit) in the Fixed Account.

Fixed Period
The specific time period for which we agree to credit a particular effective annual interest rate in the Fixed Account.

Foundation Account
A Subaccount of the Variable Account investing in the Ultra Series Core Bond Fund that is part of certain Benefit Allocation Plan in accordance with which you are required to allocate Contract Value if you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider. The Benefit Allocation Plan you select will determine the required allocation percentage, if any, to the Foundation Account. The Foundation Account is one of two available subaccounts that invest in the Ultra Series Core Bond Fund. The other Subaccount, which is available to all Owners, is called the Ultra Series Core Bond Subaccount.

Fund
An investment portfolio of an open-end management investment company or unit investment trust in which a Subaccount invests.

General Account
Our assets other than those allocated to the Variable Account or any other of our separate accounts.

Good Order
A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.

Income Payment
One of several periodic payments made by us to the Payee under an Income Payout Option.

Income Payout Option
The form of Income Payments selected by the Owner under the Contract.

Income Units
A unit of measure used to calculate variable Income Payments.

Loan Account
For any Contract, a portion of our General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

Loan Amount
The sum of your loan principal plus any accrued loan interest.

Mailing Address
2000 Heritage Way, Waverly, IA 50677.

Minimum Charge Period
The minimum period of time before you may terminate one of the Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit riders without continuing to pay the annual charge (to the extent allowed by your state). If your rider terminates because you transfer out of an available Benefit Allocation Plan, or, if part of your Benefit Allocation Plan, make a partial withdrawal from the Foundation Account before Contract Value in all other allocation options has been exhausted, you will still have to pay the annual charge until the end of the Minimum Charge Period, unless otherwise prohibited by applicable law.

Net Purchase Payment
A purchase payment less any deduction for applicable premium expense charges.

Owner
The person(s) (or entity) (“you”) who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner, unless otherwise specified.

Payee
The person (or entity), or any successor, receiving Income Payments during the Payout Period. The Owner is the Payee unless he or she specifies otherwise.

Payout Date
The date when Income Payments will begin if the Annuitant is still living. The anticipated Payout Date is shown on your Contract’s Data Pages.

Payout Proceeds
The Contract Value less any Loan Amount, less any premium expense charge, less a pro-rated portion of the annual Contract fee, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.

Purchase Payment Credits
An amount we will add to an Owner’s Contract Value if the Owner elects the Purchase Payment Credit Benefit. The amount will vary based on cumulative Net Purchase Payments made. The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

Qualified Contract
A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

Subaccount
A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Value
Before the Payout Date, that part of any Net Purchase Payment, Contract Value Increase Enhancement and Purchase Payment Credit, allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium expense charge) and any Contract Value transferred out of that Subaccount.

Surrender Value
The Contract Value less any applicable surrender charges, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

Valuation Day
Each day the New York Stock Exchange is open for business. With respect to a Subaccount, it does not include days that the Subaccount’s corresponding Fund does not value its shares.

Valuation Period
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Account
CMFG Variable Annuity Account.

Variable Contract Value
The sum of the Subaccount Values.

Written Request
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that you make if permitted under our current administrative procedures.

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements.

Owner Transaction Expenses
	B-Share Class		L-Share Class
	Without Purchase Payment Credits	With Purchase Payment Credits[1]
Maximum Surrender Charge (Contingent Deferred Sales Charge) as a percentage of Purchase Payment surrendered or withdrawn	8.00%[2]	9.00%[2]	8.00% [2]
Sales Load on Purchase Payment	None
Transfer Processing Fee	$10/transfer[3]
Duplicate Contract Charge (for each duplicate Contract)	$30
Loan Interest Spread	3.50%[4]
Research Fee	$50[5]
Change of Annuitant Endorsement	$150[6]
Income Payment Increase Endorsement	$150[7]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract. You may not purchase a Guaranteed Minimum Accumulation Benefit together with either a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Withdrawal Benefit on the same Contract. You may not purchase an optional death benefit rider together with the Guaranteed Lifetime Withdrawal Benefit with Minimum Guaranteed Death Benefit. If the current version of the Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider was not approved in your state when the rider was issued to you or your application for a rider was dated prior to May 1, 2010, a prior approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, as applicable, with different charges may have been issued. Information regarding prior versions of those riders, including their charges, can be found below and in the appendices to this Prospectus.

Periodic Charges Other Than Fund Expenses

	B-Share Class		L-Share Class
	Without Purchase Payment Credits	With Purchase Payment Credits[1]
Annual Expenses (as a percentage of average Variable Contract Value): Mortality and Expense Risk Charge Administrative Charge Total Variable Account Annual Expenses	1.15% 0.15% 1.30%	1.60% 0.15% 1.75%	1.65% 0.15% 1.80%
Annual Contract Fee	$30[8]
Premium Expense Charge	3.50%[9]
Annual Charges for Optional Riders and Endorsements[10] Maximum Anniversary Value Death Benefit (as a percentage of average monthly Contract Value for the prior Contract Year)	0.15%
3% Annual Guarantee Death Benefit (as a percentage of average monthly Contract Value for the prior Contract Year)	0.20%
Earnings Enhanced Death Benefit (as a percentage of average monthly Contract Value for the prior Contract Year)	0.30%
Spouse Beneficiary Death Benefit (as a percentage of average monthly Contract Value for the prior Contract Year)	0.05%
Guaranteed Lifetime Withdrawal Benefit (as a percentage of average daily Benefit Basis[11] for the prior Contract Year)[12] (post-November 24, 2008 form )

	B-Share Class		L-Share Class
	Without Purchase Payment Credits	With Purchase Payment Credits[1]
With Minimum Guaranteed Death Benefit Converted from Minimum Accumulation Benefit	1.75%[13] 1.75%[14]

Guaranteed Lifetime Withdrawal Benefit (as a percentage of average monthly Contract Value for the prior Contract Year)[12](pre-November 24, 2008 form)
    With Minimum Guaranteed Death Benefit
     Converted from Minimum Accumulation Benefit

1.00%[13] 1.00%[14]
Guaranteed Minimum Accumulation Benefit (as a percentage of average daily Benefit Basis[11] for the prior Contract Year)[12] (post-November 24, 2008 form )	1.75%[15]
Guaranteed Minimum Accumulation Benefit (as a percentage of average monthly Contract Value for the prior Contract Year)[12] (pre-November 24, 2008 form)	1.00%[15]

The next table shows the lowest and highest total operating expenses charged by the Funds during the fiscal year ended December 31, 2015. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectuses for the Funds.

Range of Fund Expenses
	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, and other expenses)	0.16%	1.42%

The expenses used to prepare this table were provided to us by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2015, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio, an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by an Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.

[1]

The Purchase Payment Credit Benefit endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit. For information on the Purchase Payment Credit Endorsement see “DESCRIPTION OF THE CONTRACT, Extra Credit Plan”.

[2]

The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years for the B-Share Class and for the B-Share Class with Purchase Payment Credits elected. The surrender charge declines to 0% after the purchase payment has been in the Contract for four years for the L-Share Class. For Contracts issued in connection with plans qualified under Section 457(f) of the Code choosing the B-Share class, the surrender charge will be based on the Contract Year and not on how long the purchase payment has been in the Contract.

[3]	We currently do not impose this fee.
[4]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (at an effective annual rate of 6.50%) and the amount of interest we credit to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%. The current loan spread is 2.00%.

[5]	We may charge you a fee of $50 when you request information that is duplicative of information previously provided to you and requires extensive research.
[6]

There is currently no charge for the change of Annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, we may charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis.

[7]	There is currently no charge for the Income Payment Increase endorsement; however, we may charge up to $150 if the option provided by this endorsement is utilized.
[8]	The annual Contract fee is currently waived if the Contract Value is $50,000 or more.

[9]	State premium taxes that currently range from 0% to 3.50% may also be deducted.
[10]
These rider fees are deducted from Contract Value on Contract Anniversary or at the time of surrender, death, or rider termination. Fees for each of these riders are not deducted until the first Contract Anniversary if the rider is elected at Contract issue.

[11]	At issue, Benefit Basis is equal to your initial Net Purchase Payment.
[12]
If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider was not approved in your state before the rider was issued to you or your application for the rider is dated before to May 1, 2009, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may have been issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.

[13]
We currently charge 0.95% for the Guaranteed Lifetime Withdrawal Benefit riders with Minimum Guaranteed Death Benefit issued on and after May 1, 2010. For a description of the current Guaranteed Lifetime Withdrawal Benefit rider, see “OPTIONAL BENEFIT RIDERS, Income Protector”. If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to May 1, 2010, you may pay a different current charge. The rider version generally issued after October 18, 2009 but before May 1, 2010 has a current charge of 1.05%. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.85%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has charge of 0.65% (Minimum Guaranteed Death Benefit) and 0.80% (Maximum Anniversary Death Benefit) of the monthly Contract Value for the prior Contract Year. The rider version generally issued after October 29, 2006 but before October 28, 2007 has a current charge of 0.60% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the Benefit Period. They will not change unless you choose to Step-Up your benefit.

[14]
We currently charge 0.95% for Guaranteed Lifetime Withdrawal Benefit riders issued as conversions from the Guaranteed Minimum Accumulation Benefit riders issued on and after May 1, 2010. If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to May 1, 2010, you may pay a different current charge. The rider version generally issued after October 18, 2009 but before May 1, 2010 has a current charge of 1.05%. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.85%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has a charge 0.65% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the Benefit Period. They will not change unless you choose to Step-Up your benefit.

[15]
The current charge for Guaranteed Minimum Accumulation Benefit riders issued on and after October 19, 2009 is 1.05%. For a description of the current Guaranteed Minimum Accumulation Benefit rider, see “OPTIONAL BENEFIT RIDERS, Principal Protector”. If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to October 19, 2009, you may pay a different current charge. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.80%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.65%. The rider version generally issued after October 29, 2006 but before November 24, 2008 has a current charge of 0.50% of the average monthly Contract Value for the prior Contract Year. This current charge is guaranteed for the Benefit Period. It will not change unless you elect to Step-Up your benefit or renew your Benefit Period.


Examples of Maximum Charges
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), the total Variable Account annual expenses for the L-Share Class, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Accumulation Benefit charge and the maximum Annual Fund Operating Expenses for the year ended December 31, 2010. These costs reflect the most expensive combination of Contract charges for this period. The Examples assume the election of a combination of riders, endorsements and other features with the highest charges. The Examples do not include a Guaranteed Lifetime Withdrawal Benefit or Spouse Death Benefit rider, because these riders cannot be elected on Contracts with the riders included above.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,287	$2,234	$2,810	$5,553

(2)	If you do not surrender your Contract (or you do not annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$567	$1,694	$2,810	$5,553

The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples. The Examples provided above assume that no transfer charges, or premium taxes have been assessed.

For purposes of the Fee Table and Examples, we assume that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. (See CHARGES AND DEDUCTIONS.)

Appendix A to the Prospectus provides certain financial information concerning the Subaccounts, including information about Accumulation Unit values.

SUMMARY

The following section summarizes certain provisions that we describe in more detail later in the Prospectus.

Who can purchase a Contract?
 We no longer issue new Contracts.

How does the “free look” or “right to examine” period work?
You may cancel the Contract within 10 days after you receive it. If you cancel it during this period, your refund will be equal to either (1) the Contract Value less any Purchase Payment Credits, or (2) the greater of (a) Contract Value less any Purchase Payment Credits or (b) your purchase payments less any withdrawals. Which option applies to you will depend on your state’s law. Call us for more information on your right to examine. We may require that you return your Contract.

In the first case, you bear the investment risk of allocating to the Subaccounts from the issue date to the date the Contract is taken off our books, which will be as of the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) after the Contract is cancelled. Depending upon the investment performance of the Subaccounts you select, you may lose money. In the second case, you receive the benefit of any investment gains, but we bear the risk of any investment losses, from the issue date to the date the Contract is taken off our books.

What purchase payments am I required or permitted to make?
Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Contracts exchanged pursuant to Section 1035 of the Code, and Contracts sold to our employees and those of our affiliates have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date. The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. We may choose not to accept certain purchase payments. Further, we will add a Contract Value Increase Enhancement to the Owner’s Contract Value when the Owner makes a purchase payment if the Owner’s cumulative Net Purchase Payments equal or exceed $500,000. In addition, the Owner may elect the Purchase Payment Credit Benefit, if available, which adds Purchase Payment Credits to his or her Contract Value each time he or she makes a purchase payment.

How does the Variable Account work?
You may allocate purchase payments and Purchase Payment Credits, if elected, to one or more of the Subaccounts of the Variable Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Funds will affect the Subaccount to which you allocate your purchase payments and your Contract Value. You bear the investment risk of allocating to the Subaccounts.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts in which you may invest. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

How does the Fixed Account work?
The Fixed Account is an account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account. We offer a six-month Fixed Period (a one-year Fixed Period is also available to Connecticut residents), that is used in connection with our dollar cost average program. When you allocate to the Fixed Account, that Fixed Amount will earn at least the guaranteed minimum interest rate specified in your Contract, which will never be less than the statutory minimum interest rate, for the Fixed Period you select. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. There are certain restrictions on allocations to the Fixed Account. (See CMFG LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS, The Fixed Account.)

What is the Foundation Account?
 The Foundation Account is a Subaccount of the Variable Account that invests in the Ultra Series Core Bond Fund, and is only offered as part of the Benefit Allocation Plan in connection with the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Maximum Accumulation Benefit rider, we may require you to allocate a specific percentage of your purchase payment(s) to the Foundation Account, and we may require a specific dollar amount to be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. Allocations to the Foundation Account occur only at the time of purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The Foundation Account is one of two available Subaccounts that invest in the Ultra Series Core Bond Fund. The other, which is called the Ultra Series Core Bond Subaccount, is available to all Contracts. Allocations to the Ultra Series Core Bond Subaccount do not count toward any required allocation to the Foundation Account.

If you have elected a Benefit Allocation Plan that requires an allocation to the Foundation Account and you take a partial withdrawal from the Foundation Account before the Contract Value in your other allocation options is exhausted, your Guaranteed Lifetime Withdrawal or Guaranteed Minimum Accumulation benefit, as applicable, will terminate, unless otherwise prohibited by applicable law. In addition, we will not deduct certain contract charges from the Foundation Account unless there is insufficient Contract Value in your other allocation options, unless required to do so by applicable law.

Can I transfer my Contract Value among the Subaccounts?
On or before the Payout Date, you may transfer all or part of the Contract Value among the Subaccounts or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but we may charge $10 for each transfer. We may impose additional restrictions on transfers that violate our disruptive trading procedures. There are several specialized transfer programs available at no cost under the Contract. These include:

•	The dollar-cost averaging program under which we will transfer a specified dollar amount on a monthly, quarterly, semi- annual or annual basis to one or more Subaccounts you select;
•
The portfolio rebalancing program under which we will transfer Variable Contract Value on a monthly, quarterly, semi- annual or annual basis between and among the Subaccounts to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts; and

•
The systematic transfer program under which we will systematically or automatically transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts into which you may transfer without terminating the benefits under these riders, to the extent allowed by applicable law. In addition, depending on the Benefit Allocation Plan you elect, we may require that you allocate a specific dollar amount to the Foundation Account if you request a transfer. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

Can I make a withdrawal from my Contract?
You may withdraw part of your Contract’s Surrender Value by Written Request to us on or before the Payout Date, subject to certain limitations. You may also elect to receive periodic partial withdrawals under a systematic withdrawal plan.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider and a Benefit Allocation Plan that includes the Foundation Account and you withdraw Contract Value from the Foundation Account before the Contract Value in your other allocations is exhausted, your benefit will terminate unless prohibited by applicable law. (See OPTIONAL BENEFIT RIDERS).

You may also surrender the Contract, and receive its Surrender Value, by sending us a Written Request before the Payout Date.

Withdrawals and surrenders may have adverse tax consequences, including the imposition of a penalty tax on withdrawal or surrender amount if taken before the Owner reaches age 59½, and may be restricted under certain Qualified Contracts. Withdrawals and surrenders may also be subject to surrender charges.

When will I receive a payout?
You select the Payout Date, subject to certain limitations. On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum. Income Payments may have tax consequences. If you elect a Guaranteed Lifetime Withdrawal Benefit, your anticipated Payout Date may be extended so that you can continue receiving Lifetime Withdrawals under your rider (See OPTIONAL LIVING BENEFITS).

Does the Contract offer any death benefits?
If the Annuitant dies before the Payout Date, we will pay the death benefit to the Beneficiary. We offer several death benefit options. The basic death benefit is available without an additional charge and is equal to the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of

Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant’s death.

For a fee, we offer the following optional death benefit riders:

•	Maximum Anniversary Death Benefit rider;

•	3% Annual Guaranteed Death Benefit rider;

•	Earnings Enhanced Death Benefit rider; and

•	Spouse Beneficiary Death Benefit rider. (See OPTIONAL DEATH BENEFITS.)

In addition, if you elect the Guaranteed Lifetime Withdrawal Benefit at the time that your contract is issued, a minimum guarantee death benefit is integrated into that benefit. That death benefit takes the place of the standard death benefits offered in the Contract. You may not elect an optional death benefit if you elect a Guaranteed Lifetime Withdrawal Benefit.

Does the Contract offer any living benefits?
We offer two types of living benefits for a fee, which will be charged for a minimum period even if the benefit terminates (unless prohibited in your state). You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. There are certain conditions associated with the living benefits, including allocation restrictions. If you violate them, your benefit will terminate. In addition, excess withdrawals may adversely affect the benefits provided.

Note, other riders you choose will terminate if you choose the Guaranteed Lifetime Withdrawal Benefit rider and extend the Payout Date beyond the anticipated Payout Date shown on your Data Pages. See OPTIONAL BENEFIT RIDERS for additional information on living benefits.

Are the Contract terms the same in every state?
Although this Prospectus describes all the material rights and obligations under the Contract, certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact us or see your Contract, riders and endorsements for specific variations.

Why aren’t some of the features described here available in my Contract?
We make changes to the features available in the Contract from time to time. If the related Contract form was not yet approved in your state when your Contract (or applicable endorsement or rider) was issued, you may have been issued a prior version. Information about how the features of prior versions differ from those described here is available in the appendices to this Prospectus.

Are other types of annuity contracts available?
We no longer issue any other variable annuity contracts. However, we do offer other types of annuity contracts with features and charges that are different from this Contract. To obtain more information about these other annuity contracts, contact us or your agent.

What share class should I choose?
The Contract allows you to select one of two different charge structures subject to state availability based on your specific situation. Each charge structure is referred to as a “Class.” Each Class imposes a different level of surrender and mortality and expense risk charges. Your agent can assist you in selecting the Class that is right for you, based on your needs and preferences. Before we issue the Contract, you must select one of the Classes. Once you select a Class, you cannot change it.

B-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

For B-Share Class Contracts issued in conjunction with plans that qualify under Section 457(f) of the Code that do not choose the Extra Credit Plan, surrender charges will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made, unless you choose the Extra Credit Plan.

L-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the four years following the date each payment is credited to your Contract. Beginning on the fourth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contracts’ mortality and expense risk charges are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue Date. You will pay higher expenses (including higher mortality and expense risk charges) for this additional liquidity.

Are there tax advantages to purchasing the Contract?
An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefits or Income Payout Options.

Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59½. For a further discussion of the federal income tax status of variable annuity contracts see FEDERAL TAX MATTERS.

Are discounts or waivers available?
The Contract is available for purchase by corporations and other groups. We may reduce or waive certain charges (surrender charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to our officers, directors, and employees or those of our affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

•	The number of Owners;
•	The size of the group of purchasers;
•	The total premium expected to be paid;
•	Total assets under management for the Owner;
•	The purpose for which the Contracts are being purchased;
•	The expected persistency of individual Contracts; and
•	Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

What charges will I pay?
The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. The length and amount of the surrender charge assessed depends on the share class you elect and whether you elect the Purchase Payment Credit Benefit.

The B-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment, unless you also elect the Purchase Payment Credit Benefit. If you do so, the maximum surrender charge is 9.00%. In both cases, the percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

The L-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the four years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

Surrender charges will be deducted from remaining Contract Value. However, you may elect instead to have surrender charges deducted from the amount you withdraw. If you do not request otherwise, we will deduct the surrender charges from remaining Contract Value.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect the Purchase Payment Credit Benefit, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more on the date the fee is deducted.)

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value for B-Share Class Contracts and is 1.65% for L-Share Class Contracts. If you elect to receive a B-Share Class Contract with Purchase Payment Credits, the mortality and expense risk charge is deducted at an annual rate of 1.60% of average Variable Contract Value.

Administrative Charge. We deduct a daily administrative charge to compensate us for certain administrative expenses we incur. The charge is deducted at an annual rate of 0.15% of average daily net assets of the Variable Account.

Premium Expense Charge. We deduct a charge for any state or local premium taxes applicable to a Contract. We may deduct premium taxes at the time we pay such taxes. State premium taxes currently range from 0% to 3.50%.

Loan Interest Charge. We charge an annual interest rate of 6.50% on loans. We will credit at least 3.00% to amounts held in the Loan Account to secure a loan. Therefore, the maximum loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is no more than 3.50%. The current loan interest spread is 2.00%

Rider/Endorsement Charges. We deduct a charge on each Contract Anniversary for each of four optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value for the prior Contract Year. The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit rider is 0.30% of the average monthly Contract Value for the prior Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value for the prior Contract Year.

We deduct a charge on each Contract Anniversary for each living benefit rider. The maximum charge for each of the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit rider is 1.75%. If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider is not approved in your state or your application for the rider is dated prior to May 1, 2010, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may be issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.

We may charge an administrative fee, not to exceed $150, for each of the Income Payment Increase Endorsement and the Change of Annuitant Endorsement.

Transfer Processing Fee. Currently no fee is charged for transfers. However, we may charge $10 for each requested transfer.

Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract. This fee is currently being waived.

Research Fee. We may charge you a fee of up to $50 when you request information that is duplicative of information previously provided to you and requires extensive research.

Other Information. We pay compensation to broker-dealers who sell and service the Contracts.

CMFG LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS

CMFG Life Insurance Company
We are a mutual life insurance company organized on May 20, 1935 and domiciled in Iowa. We are one of the world’s largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.

As of December 31, 2015, we and our subsidiaries had approximately $17.3 billion in assets and we had more than $58 billion of life insurance in force.

We do not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.

CMFG Variable Annuity Account
The Variable Account is a separate account of CMFG Life Insurance Company. The Variable Account was established on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company (“CMFG Life”) on January 31, 2012. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of us by the SEC. The Variable Account is also subject to the laws of the State of Iowa, which regulate the operations of insurance companies domiciled in Iowa.

The Variable Account is divided into a number of Subaccounts, which may change from time to time. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses of each Subaccount are credited to or charged against that Subaccount, and reflect only the Subaccount’s investment experience and not the investment experience of our other assets.

Although the assets in the Variable Account are our property, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. The assets of the Variable Account that exceed our liabilities under the Contracts may be transferred by us to the General Account and used to pay our liabilities. All obligations arising under the Contracts are our general corporate obligations.

The Funds
The Subaccounts invest in the series of Funds, including series of BlackRock Variable Series Funds, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Franklin Templeton Variable Insurance Products Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Ultra Series Fund and Vanguard® Variable Insurance Fund. Fund distributions to the Subaccounts are automatically reinvested at net asset value in additional shares of the Funds.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other funds. The enhanced death benefit riders and optional living benefit riders offered under the Contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with those riders, which can limit the Contract’s upside participation in the markets. You should consult with your agent to determine which combination of investment choices and enhanced death benefit and/or optional living benefit rider purchases (if any) are appropriate for you.

The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the Funds’ prospectuses, which must accompany or precede this Prospectus. The Funds’ prospectuses should be read carefully and retained for future reference. Please contact your agent or call us to obtain a prospectus for one of the Funds.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under “Servicing Fees and Other Fund-Related Payments” and “Distribution of the Contract.” We also may consider the alignment of the investment objectives of a fund with our hedging strategy. We review the Funds periodically and may remove or limit a Fund’s availability to new purchase payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds’ prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund (Class III). The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security.

BlackRock Advisors, LLC, serves as the investment manager to the BlackRock Global Allocation V.I. Fund.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund (Series II). This Fund seeks total return through growth of capital and current income. The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers and derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. Government Securities Fund (Series II). This Fund seeks total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund (Series II). This Fund seeks long-term growth of capital and income. The Fund invests primarily in income-producing equity securities, including common stocks and convertible securities.

Invesco V.I. Mid Cap Growth Fund (Series II). This Fund invests under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of mid-capitalization companies.

Invesco Advisers, Inc. serves as the investment adviser to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Asset Management Limited serves as sub-adviser for Invesco V.I. Global Real Estate Fund.

Franklin Templeton Variable Insurance Products Trust

Franklin High Income VIP Fund (Class 4). This Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests 66% to 80% or more in debt securities offering high yield (commonly known as “junk bonds”) and expected total return.

Franklin Income VIP Fund (Class 4). This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Franklin Mutual Global Discovery VIP Fund (Class 4). This Fund seeks capital appreciation. The Fund normally invests 66% to 80% in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Franklin Advisors, Inc. serves as the investment adviser to the Franklin High Income VIP Fund and the Franklin Income VIP Fund. Franklin Mutual Advisers, LLC serves as the investment adviser to the Franklin Mutual Global Discovery VIP Fund.

Oppenheimer Variable Account Funds

Oppenheimer International Growth Fund/VA (Service Shares). This Fund seeks capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its total assets in foreign companies. The Fund mainly invests “growth companies,” which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.

The Fund may invest up to 25% of its total assets in emerging markets. It considers an issuer to be located in an emerging market if it is organized under the laws of an emerging country; its principal securities trading market is in an emerging market; or at least 50% of the issuer’s non-current assets, capitalization, gross revenue or profit is derived from assets or activities located in emerging markets (directly or indirectly). From time to time, the Fund may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.

Oppenheimer Main Street Small Cap Fund®/VA (Service Shares). This Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of "small-cap" companies. A company’s "market capitalization" is the value of its outstanding common stock. The Fund considers small-cap companies to be those having a market capitalization in the range of the Russell 2000® Index. The capitalization range of that index is subject to change at any time due to market activity or changes in the composition of the index. The range of the Russell 2000® Index generally widens over time and it is reconstituted annually to preserve its market cap characteristics. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the company’s capitalization moves outside of the Fund’s capitalization definition.

Oppenheimer Main Street Fund®/VA (Service Shares). This Fund seeks capital appreciation. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers use fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks.

OFI Global Asset Management, Inc. is the investment adviser, and OppenheimerFunds, Inc., is the sub-adviser, to Oppenheimer International Growth Fund/VA, Oppenheimer Main Street Small Cap Fund®/VA, and Oppenheimer Main Street Fund®/VA.

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class). The Portfolio seeks maximum real return consistent with prudent investment management.

PIMCO Global Bond Portfolio (Unhedged) (Advisor Class). This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Total Return Portfolio (Advisor Class). The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO serves as the investment adviser to the PIMCO Variable Insurance Trust.

Ultra Series Fund

Conservative Allocation Fund (Class I or Class II). This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs).

Moderate Allocation Fund (Class I or Class II). This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs.

Aggressive Allocation Fund (Class I or Class II). This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs.


Core Bond Fund (Class I or Class II). This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund (Class I or Class II) . This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund (Class I or Class II). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I or Class II). This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund (Class I or Class II). This Fund seeks long- term capital appreciation.

Mid Cap Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

International Stock Fund (Class I or Class II). This Fund seeks long-term growth of capital.

Madison Asset Management, LLC serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.

The Ultra Series Class I Subaccounts are available for Contracts issued before May 1, 2009. The Ultra Series Class II Subaccounts are available for Contracts issued on and after May 1, 2009.
Vanguard® Variable Insurance Fund

Vanguard Variable Insurance Fund Money Market Portfolio. This Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

The Vanguard Group, Inc. provides investment advisory services on an at-cost basis to the Portfolio.

The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public.

The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment advisor and the same investment objectives and policies, and a very similar name.

Availability of Funds
The Variable Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

Servicing Fees and Other Fund-Related Payments
We have entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or principal underwriter pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts established by us and our affiliates) in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund’s average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued by us (or an affiliate). The amounts we receive under the servicing agreements may be significant.

The service fees are for administrative services provided to the Funds by us and our affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.

In addition, each of the Funds has adopted Rule 12b-1 distribution and/or services plans. Such plans allow the Fund to pay fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its Rule 12b-1 plan in its prospectus. Under certain Rule 12b-1 plans, we may receive fees for providing shareholder services to Funds. Furthermore, under certain Rule 12b-1 plans, CBSI may receive fees for providing distribution services to the Funds. Rule 12b-1 fees are deducted from Fund assets and, therefore, are indirectly borne by Contract Owners.


Voting Rights
Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts to which they have allocated. We will vote Fund shares attributable to Owners at shareholder meetings based on instructions from such Owners. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Owners with voting rights in a Fund will be notified of issues requiring shareholder vote as soon as possible before the shareholder meeting. They will be provided with materials that describe the proposal(s) and information on how to provide us voting instructions. We will vote shares for which no instructions are received in the same proportion as those that are received. This means that a small number of Owners may control the outcome of the vote.

Before the Payout Date, the number of shares an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund. On or after the Payout Date, an Owner’s voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The determination will be made as of the record date set by the Fund.

Material Conflicts
The Funds may be offered to both separate accounts funding variable universal life insurance policies and to separate accounts funding variable annuity contracts; to separate accounts of affiliated and unaffiliated insurance companies; and to employee benefit plans that may or may not be affiliated with us. We do not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts or employee benefit plans in which the Funds are available. Material conflicts may occur for reasons including, but not limited to, a change in law or regulations affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and other Fund shareholders. If a material conflict occurs, we will take steps to protect Owners and variable annuity Payees, which may include withdrawing the Variable Account from participation in the Fund(s) involved in the conflict.

Fund Substitution
We may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current Fund are no longer available for investment; or
(2)	further investment in a Fund is inappropriate.

The substituted funds may have higher fees and expenses. Funds and classes may be added to the product, but their availability may be limited to certain categories of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain categories of Owners. No substitution, elimination, or combination of shares may take place without any required approval of the SEC and state insurance departments and required notice to you.

The Fixed Account
The Fixed Account is a part of our General Account, which contains all of our assets other than those in separate accounts. The General Account is used to support our annuity and insurance obligations, and is not segregated or insulated from the claims of our creditors. Owners look to our financial strength for our insurance guarantees. More specifically, any guarantees under your Contract that exceed your Contract Value are supported by our General Account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay in excess of Contract Value are subject to (i) our financial strength and claims-paying ability, and (ii) the risk that we may not be able to cover, or may default on, our obligations under those guarantees. The financial statements provided in the Statement of Additional Information include a discussion of our General Account investments. However, Owners have no ownership interest in the General Account assets and do not participate in the performance of the General Account.

The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

We may restrict purchase payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate. We may also restrict purchase payments and transfers to the Fixed Account if your Fixed Account Value exceeds $1 million. For Contracts issued in Connecticut, we may restrict allocations to a Fixed Account to the lesser of 25% of the Contract Value or $100,000. Contact your agent or us to determine if the Fixed Account is available.

Fixed Periods. We offer a DCA six-month Fixed Period. For Connecticut residents, a one-year Fixed Period is also available. You may allocate purchase payments, any Contract Value Increase Enhancements and any Purchase Payment Credits to the Fixed Account for the Fixed Period you designate. Connecticut residents may also transfer from Subaccount(s) into the one-year Fixed Period. Transfers into a DCA Fixed Period are not permitted. The DCA Fixed Period is used in connection with a dollar cost averaging program. See “DESCRIPTION OF THE CONTRACT, Transfer Privileges” for more information. Please note, for Contracts with an issue date prior to May 1, 2010, we offered a one-year DCA Fixed Account on all Contracts where permitted by state law. We no longer offer this option.

When you allocate to the Fixed Account, that Fixed Amount will earn at least the minimum guaranteed interest rate stated on your Data Page, which in no case will be less than the statutory minimum interest rate, for the Fixed Period selected. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. We have no constant formula for determining current interest rates. Fixed Contract Value will not share in the investment performance of our General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed interest rate will be determined in our sole discretion. The Owner, therefore, assumes the risk that interest credited may not exceed the minimum guaranteed rate. Contact your agent or us for more information on the minimum guaranteed interest rate and the current interest rate.

Owners may not select Fixed Periods with expiration dates later than the Contract’s current Payout Date.

For Connecticut residents, during the 30-day period prior to the expiration of the one-year Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any Subaccount available at that time. If an Owner does not provide instructions as to how to reinvest the Fixed Amount, then on the expiration date we will invest the Fixed Amount in another one-year Fixed Period. If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, we will credit the Fixed Amount at least the minimum guaranteed interest rate in effect for your Contract until the Payout Date.

If you designate your Fixed Amount to the DCA Fixed Period, you must make monthly transfers from the Fixed Account to Subaccount(s) you designate in minimum amounts that will fully amortize the Fixed Amount as of the expiration date of the applicable DCA Fixed Period. You can also transfer Fixed Amounts designated to a DCA Fixed Period to available Subaccount(s) at any time.

When the DCA six-month Fixed Period is used in conjunction with a living benefit that utilizes the Foundation Account there are additional restrictions. Please refer to the "Benefit Allocation Plan" section under the Income Protector section on page 39 or the "Allocation Restrictions and Benefit Allocation Plans" section under the Principal Protector on page 54 for further clarification.

Fixed Contract Value. The Fixed Contract Value reflects (if applicable):

•	Net Purchase Payments;
•	any Contract Value Increase Enhancement and Purchase Payment Credits allocated to and Contract Value transferred to the Fixed Account;
•	Interest credited to Contract Value in the Fixed Account;
•	Transfers of Contract Value out of the Fixed Account;
•	Surrenders and partial withdrawals from the Fixed Account (including any applicable surrender charges); and
•	Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account Value is the sum of Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your Data Pages.

The Fixed Account varies according to the state in which the Contract is issued. Contact your agent or us for information on the availability of the Fixed Account in your state. If you allocated to the Fixed Account prior to May 1, 2009, please see your Contract or contact your agent or us for information on the terms of that apply to your Fixed Amount. You may also find additional information in the Prospectus in effect at the time of your allocation.

DESCRIPTION OF THE CONTRACT

Issuance of a Contract
In order to purchase a Contract, application must be made through a registered representative of CBSI or a registered representative of a broker-dealer that has a selling agreement with CBSI, who in either case must also be appointed as our insurance agent. Applications and initial purchase payments submitted to such agents cannot be processed until we receive them from such representatives at our Mailing Address. There may be delays in our receipt of application that are outside of our control because of the failure of an agent to forward the application to us promptly, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your Contract is issued and when your purchase payment is allocated among the Subaccounts. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code, except that Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.

Right to Examine
The Contract provides for an initial “right to examine” period. The Owner may reject the Contract for any reason within 10 days of receiving it. In some states this period may be longer than 10 days, which, depending on the state, may apply to all Contracts or only to a Contract that is a replacement of another annuity contract. The Contract may be cancelled by Written Request to an agent or to us at our Mailing Address, within 10 days of receipt.

Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the right to examine period. If you are subject to market risk and you choose to reject the Contract during the right to examine period, we will return to you your Contract Value less any Purchase Payment Credits, as calculated on the date we receive a Written Request in Good Order. Some states may instead require that we refund your purchase payments to you. If your Contract was issued in such state and you choose to reject the Contract during the right to examine period, we will return to you the greater of (1) your Contract Value less any Purchase Payment Credits, as calculated on the date we receive your Written Request in Good Order or (2) your purchase payments less any withdrawals. We may require that you return your Contract.

Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by us.

Classes
The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and mortality and expense risk charges. Depending on your needs and preferences, you can choose the Class that best meets your needs. Before we issue your Contract, you must select one of the two Classes offered in the Contract. Once you select a Class, you cannot change it.

B-Share Class – imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

L-Share Class – imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the four years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contract’s mortality and expense risk changes are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue date. You will pay higher expenses (including higher mortality and expense risk charge) for this additional liquidity.

Purchase Payments
The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount we must receive during the first 12 months of the Contract is:

Minimum Purchase	Type of Purchase
$5,000	All purchases, except as described below.
$2,000
For Contracts that qualify for special federal income tax treatment under Sections 401, 403(b), 408, 408A, or 457 of the Code. This category includes qualified pension plans, tax-sheltered annuities, individual retirement accounts, and certain deferred compensation plans. Effective November 15, 2007, new Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs.

Value of the contract exchanged	The value of a contract exchanged pursuant to Section 1035 of the Code, if we approve the transaction prior to the exchange.
$2,000
For a Contract sold to our employees and those of our subsidiaries and to registered representatives and other persons associated with CBSI. This category includes both individual retirement accounts and non-individual retirement accounts.

Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under our automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that we are permitted to accept for an individual retirement account, except in the case of a rollover or transfer.) The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant’s lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).

We may choose not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant’s 85th birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and (4) any additional purchase payments, if mandated under applicable law. Effective January 1, 2009, we no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

From time to time, we may extend the period for premium and purchase payments and other time-sensitive provisions of a policy or contract for specific geographic areas in response to weather-related incidents, natural disasters and similar events. Policyholders who have experienced such events and would like to know whether a moratorium is in effect should contact us for more information.

Contract Value Increase Enhancement
When the Owner makes a purchase payment, we will increase the Owner’s Contract Value by a specified percentage to the extent the Owner’s cumulative Net Purchase Payments meet or exceed $500,000. Cumulative Net Purchase Payments equal the total of all Net Purchase Payments that we have received less any partial withdrawals (including any associated surrender charges) that the Owner has made.

The amount of the Contract Value Increase Enhancement varies by cumulative Net Purchase Payment levels. The chart below sets forth the cumulative Net Purchase Payment levels with the associated increase percentages:

Cumulative Net Purchase Payment Levels	Increase Percentage
$500,000 through $999,999.99	0.50%
$1,000,000 and above	0.70%

We will calculate the Contract Value Increase Enhancement as follows:

(a)	cumulative Net Purchase Payments; multiplied by
(b)	the applicable increase percentage; minus
(c)	any prior increases to Contract Value as a result of the Contract Value Increase Enhancement.

We will allocate the amount of the Contract Value Increase Endorsement according to the Owner’s current purchase payment allocation in the share class elected by the Owner.

We fund the Contract Value Increase Enhancement from our General Account. Therefore, you may wish to consider our financial strength in connection with our ability to meet our obligations to fund the Contract Value Increase Enhancement. We do not charge Owners for the Contract Value Increase Enhancement.

We will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. Contract Value Increase Enhancements are not purchase payments, and therefore, do not increase the amount of surrender charges we assess. However, they will be subject to the same charges as the base Contract class. The Contract Value Increase Enhancement may not be available in all states.

If you elect the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.

Extra Credit Plan
The Extra Credit Plan is a Purchase Payment Credit Benefit endorsement. Under the endorsement, each time you make a purchase payment, we will enhance, at a cost, your Contract Value by 4% to 6% based on the cumulative Net Purchase Payment levels, as illustrated in the following table:

Cumulative Net Purchase Payments	Purchase Payment Credit
Less than $250,000	4%
At least $250,000 but less than $500,000	5%
$500,000 or more	6%

We will calculate and apply Purchase Payment Credits the same day that your purchase payment is applied to your Contract Value. The amount of the increase will be any increase due less any prior increases that have been credited. Further, we will allocate the amount of the Purchase Payment Credits according to your current purchase payment allocation instructions. Currently, once a purchase payment is credited to your Contract Value, it is yours to keep.

The Contract’s mortality and expense risk charges, and surrender charges are higher if you elect to receive Purchase Payments Credits. However, we will not assess charges for the Purchase Payment Credit Benefit against Contract Value in the Fixed Account.

With the Purchase Payment Credit Benefit, the surrender charge we assess will be 1% higher than it would be for a B-Share Class Contract without Purchase Payment Credits. However, the duration during which we assess surrender charges, generally seven years from the date we applied the purchase payment, will remain the same. We will treat Purchase Payment Credits as Contract earnings for surrender charge and tax purposes.

In addition to the higher surrender charge rates, the assumptions we use in assessing the surrender charge will change. We will no longer assume that earnings are withdrawn first. (See CHARGES AND DEDUCTIONS.)

The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

If you choose the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.

Examples.

Example 1: The Owner submits $1,000,000 purchase payment at Contract issue.

•	The Purchase Payment Credit is $1,000,000 x 6% = $60,000.

•	No prior Purchase Payment Credits have been applied, so we apply the full amount of the Purchase Payment Credit.

Example 2: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $500,000 purchase payment on the first Contract Anniversary.

•	We apply a Purchase Payment Credit at issue of $200,000 x 4% = $8,000.

•	At the time of the additional purchase payment.
o	Cumulative purchase payments equal $200,000 + $500,000 = $700,000.
o	Purchase Payment Credits due are $700,000 x 6% = $42,000.
o	The Purchase Payment Credits we previously applied = $8,000.
o	Purchase Payment Credits we apply are $42,000 - $8,000 = $34,000.

Example 3: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $200,000 purchase payment on the first Contract Anniversary; the Owner takes a $75,000 partial withdrawal, and then the Owner submits a $500,000 purchase payment.

•	At issue, the purchase payments we apply are $200,000 * 4% = $8,000.
•	At the time of the $200,000 additional purchase payment:
	o	Cumulative purchase payments equal $200,000 + $200,000 = $400,000.
	o	Purchase Payment Credits due are $400,000 * 5% = $20,000.
	o	Total applied with the first additional purchase payment is $20,000 – $8,000 = $12,000.
•	With the $75,000 partial withdrawal:
	o	Cumulative purchase payments equal $400,000 - $75,000 = $325,000.
	o	We will not “recapture” Purchase Payment Credits.
•	With the $500,000 additional purchase payment:
	o	Cumulative purchase payments equal $325,000 + $500,000 = $825,000.
	o	Purchase Payment Credits due are $825,000 * 6% = $49,500.
	o	The Purchase Payment Credits we previously applied = $20,000.
	o	The Purchase Payment Credits we credit are $49,500 - $20,000 = $29,500.

The Purchase Payment Credit Benefit may not be available in all states. We may discontinue offering the Purchase Payment Credit Benefit at any time.

We expect to make a profit from these Purchase Payment Credits. In addition, the amount of the Purchase Payment Credits may be more than offset by the additional fees and charges associated with them.

Allocation of Purchase Payments
We allocate purchase payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. If permitted, an allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the Vanguard Variable Insurance Fund Money Market Subaccount, as available for your Contract.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated to Subaccount(s) you choose within two Valuation Days of receipt by us at our Mailing Address. If the application is not properly completed, we may retain the purchase payment for up to five Valuation Days while we attempt to complete the application. If information which completes the application is received after the close of regular business on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, we will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to us retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated as designated by the Owner within two Valuation Days.

We will process additional purchase payments at the Accumulation Unit value next determined after the request is received in Good Order at our Mailing Address. If we receive your purchase payment on a Valuation Day at our Mailing Address in Good Order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your purchase payment will be applied with that day’s Accumulation Unit value.

To assist you with making your Subaccount selections, we offer at no cost to you, static asset allocation models. The asset allocation models have preset percentage allocations and have been established based on various risk tolerances. If you choose to use the asset allocation models, you may only choose one model. The currently available allocation models are as follows:

Model[1]	Mix	Subaccounts[2]
Conservative Growth Model	14% 12% 5% 4% 2% 3% 15% 35% 10%
Ultra Series Large Cap Growth
Invesco V.I. Growth & Income
Ultra Series International Stock
Oppenheimer International Growth®/VA
Invesco V.I. Global Real Estate
PIMCO VIT CommodityRealReturn® Strategy
PIMCO VIT Total Return
Invesco V.I. Government Securities
PIMCO VIT Global Bond

Model[1]	Mix	Subaccounts[2]
Balanced Model	16% 13% 4% 7% 5% 2% 3% 3% 3% 12% 24% 8%
Ultra Series Large Cap Growth
Invesco V.I. Growth & Income
Ultra Series Mid Cap
Ultra Series International Stock
Oppenheimer International Growth®/VA
Invesco V.I. Global Real Estate
PIMCO VIT CommodityRealReturn® Strategy
Franklin High Income VIP
Ultra Series High Income
PIMCO VIT Total Return
Invesco V.I. Government Securities
PIMCO VIT Global Bond

Moderate Growth Model	18% 14% 5% 2% 9% 6% 3% 3% 3% 6% 9% 16% 6%
Ultra Series Large Cap Growth
Invesco V.I. Growth & Income
Ultra Series Mid Cap
Oppenheimer Main Street Small Cap®/VA
Ultra Series International Stock
Oppenheimer International Growth®/VA
Invesco V.I. Global Real Estate
PIMCO VIT CommodityRealReturn® Strategy
Franklin High Income VIP
Ultra Series Fund High Income
PIMCO VIT Total Return
Invesco V.I. Government Securities
PIMCO VIT Global Bond

Growth Model[2]	20% 15% 6% 3% 11% 6% 4% 5% 3% 6% 6% 9% 6%
Ultra Series Large Cap Growth
Invesco V.I Growth & Income
Ultra Series Mid Cap
Oppenheimer Main Street Small Cap®/VA
Ultra Series International Stock
Oppenheimer International Growth®/VA
Invesco V.I. Global Real Estate
PIMCO VIT CommodityRealReturn® Strategy
Franklin High Income VIP
Ultra Series High Income
PIMCO VIT Total Return
Invesco V.I. Government Securities
PIMCO VIT Global Bond

Aggressive Growth Model	22% 16% 7% 6% 12% 7% 5%
Ultra Series Large Cap Growth
Invesco V.I. Growth & Income
Ultra Series Mid Cap
Oppenheimer Main Street Small Cap®/VA
Ultra Series International Stock
Oppenheimer International Growth®/VA
Invesco V.I. Global Real Estate

	5% 2% 5% 4% 5% 4%	PIMCO VIT CommodityRealReturn® Strategy Franklin High Income VIP Ultra Series High Income PIMCO VIT Total Return Invesco V.I. Government Securities PIMCO VIT Global Bond
Risk-Managed Funds Model	20% 45% 15% 10% 10%	Ultra Series Conservative Allocation Ultra Series Moderate Allocation Vanguard Variable Insurance Fund Money Market Ultra Series Core Bond Fund Ultra Series Diversified Income

[1]
These models are not available if you purchased a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider before the current version was available in your state. The models that are available to you are listed in the Appendices to this Prospectus.

[2]	For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.

Subject to any approval, notice or consent required by applicable law, we may:

(i)	add allocation models without prior notice;
(ii)	remove or substitute allocation models; and
(iii)	substitute Subaccount(s) within an available allocation model.

If we remove an allocation model, existing Contracts that are using the model at the time it is removed may continue to use it. The removed allocation model will not be available for newly issued Contracts nor will existing Contracts be able to switch to the removed model.

While your funds will be initially allocated to each Subaccount in the percentages specified by the model you select, if any, the actual percentage of your Contract Value allocated to a particular Subaccount may change over time due to factors such as changes in the market value of the underlying fund’s portfolio. By choosing an allocation model, you are directing us to automatically rebalance your Contract Value each Contract Anniversary in accordance with the allocation model.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, not all of these allocation models will be available to you.

Contract Value
The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e., Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount’s Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment, Contract Value Increase Enhancements or Purchase Payment Credits, if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancement or Purchase Payment Credits, if applicable, or allocations. The number of Accumulation Units does not change as a result of investment experience. Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

(1)	Is:
	(a)	the net assets of the Subaccount as of the end of the Valuation Period;
	(b)	plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

(2)	The daily charges for mortality and expense risks and administrative expenses and any applicable surrender charge multiplied by the number of days in the Valuation Period.
(3)	The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

Transfer Privileges

General. Before the Payout Date, the Owner may make transfers among the Subaccounts and between the subaccounts and the Fixed Account as described below.

•	Transfers from Subaccount(s) to the Fixed Account are not permitted for the DCA Fixed Periods.
•	Transfers from the Fixed Account to Subaccount(s) are permitted at any time for the DCA Fixed Periods.
•
A minimum monthly transfer from the Fixed Account to Subaccount(s) you designate is required for the DCA Fixed Periods. If no Subaccounts are designated, the minimum transfer amount will be transferred to the Vanguard Variable Insurance Fund Money Market Subaccount, as available for your Contract. The minimum transfer amount is the monthly sum that will amortize the Fixed Amount designated to a DCA Fixed Period on the expiration of the applicable DCA Fixed Period.

•
For Connecticut residents, transfers from Subaccount(s) to the Fixed Account are only permitted for the one-year Fixed Period and must be at least $1,000 (lesser amounts received are allocated to the Vanguard Variable Insurance Fund Money Market Subaccount, as available for your Contract). In addition, the end of the one-year Fixed Period may not extend beyond the Payout Date at the time of the transfer.


•
For Connecticut residents, transfers from the Fixed Account to Subaccount(s) for the one-year Fixed Period are permitted only during the 30-day period before the expiration of the one-year Fixed Period.

Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received in Good Order. If we receive a transfer request in Good Order at our Mailing Address or by fax, internet or telephone, by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed using that day’s Accumulation Unit value.

No fee is currently charged for transfers but we may charge $10 for each transfer. Required transfers from the Fixed Account with respect to a DCA Fixed Period are not subject to a transfer fee.

Transfers may be made by Written Request.

If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider, you must allocate to a Benefit Allocation Plan. The allocation restrictions are required for those benefits to remain in effect restrict the transfers you may make, and may require a specific dollar amount to be allocated to the Foundation Account based on your Lifetime Benefit Basis or Benefit Basis, as applicable, multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. If you violate an allocation restriction associated with your Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefits rider by transferring out of an available Benefit Allocation Plan or from the Foundation Account, your benefit will terminate unless otherwise prohibited by applicable law. (See OPTIONAL RIDER BENEFITS).

Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures (“Frequent Transfers Procedures”).

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify such Owner that from that date forward, for three months from the date we mail the notification letter, transfer privileges for the fund(s) in which inappropriate transfers were made will be revoked. Second time offenders will be permanently restricted from selling or buying into the fund(s).

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund’s request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments are intended to ensure that you purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from the Vanguard Variable Insurance Fund Money Market Subaccount, as available for your Contract, to one or more Subaccounts. In addition, for Fixed Amounts designated to a DCA Fixed Period, a minimum monthly amount must be systematically transferred from the Fixed Account to one or more Subaccounts equal to the monthly sum that will amortize the Fixed Amount on the expiration date of the applicable DCA Fixed Period.

Portfolio Rebalancing. An Owner may instruct us to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), we will allocate Variable Contract Value in accordance with the Owner’s currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly. We may stop the portfolio rebalancing programs.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, you will be required to participate as a condition to receiving the rider benefit, in the automatic personal rebalancing service if the Benefit Allocation Plan you selected includes two or more funds, other than the Foundation Account. (See OPTIONAL RIDER BENEFITS).

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

For Fixed Amounts designated to a DCA Fixed Period, Owners may also automatically transfer the interest from the Fixed Account to one or more of the Subaccounts. The minimum automatic transfer amount is $100 per month. If less than $100 is available, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or Fixed Account from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. We will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, you may only make automatic transfers from a DCA Fixed Period to an available Benefit Allocation Plan. (See OPTIONAL RIDER BENEFITS). We may stop the automatic transfer programs.

Surrenders (Redemptions) and Partial Withdrawals

Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to us at our Mailing Address. We will process the surrender at the Accumulation Unit value next determined after the Written Request is received at our Mailing Address. If we receive your surrender request in Good Order at our Mailing Address by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day’s Accumulation Unit value. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. We may apply a surrender charge upon surrender.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. If you are a resident of Texas, we will treat a request that would reduce the Surrender Value to less $2,000 as a full surrender only if (1) no purchase payments were made during the prior two Contract Years, (2) the total of all purchase payments less partial withdrawals is less than $2,000 and (3) the resulting Contract Value is also less than $2,000.

We will process the withdrawal at the Accumulation Unit value next determined after the request is received at our Mailing Address. If we receive your partial surrender request at our Mailing Address in Good Order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day’s Accumulation Unit value. We may apply a surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable surrender charge) will be made proportionately from the accounts. If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider; your Benefit Allocation Plan requires an allocation to the Foundation Account and you instruct us to deduct a partial withdrawal from the Foundation Account before the Contract Value in your other allocation options is exhausted, your benefit will terminate unless otherwise prohibited by applicable law. A contingent deferred sales charge may apply to surrenders and partial withdrawals.

Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, we will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value Subaccounts. However, Systematic Withdrawals can be made from the Fixed Account to satisfy required minimum distributions or to withdraw interest. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge will continue to apply. Generally, Owners should be at least age 59½ to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the Owner reaches age 59½ may have federal income tax implications.

The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner’s required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate upon the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made has insufficient value, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies). You should not elect systematic withdrawals if you elect a Guaranteed Lifetime Withdrawal Benefit.

With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, we will continue systematic withdrawals even though a surrender charge is deducted.

Automatic Required Minimum Distribution Plan. Certain qualified plans require that you begin to take distributions by age 70½. To help make these distributions, we offer Automatic Required Minimum Distribution plans. The Automatic Required Minimum

Distribution plan can be used by individuals participating in a Tax Sheltered Annuity (TSA), Individual Retirement Annuity (IRA), or Simplified Employee Pension (SEP). If the Owner elects to use this plan, scheduled withdrawals using the previous December 31 year-end value divided by the appropriate life expectancy factor will automatically be taken from their Contract Value. These scheduled withdrawal amounts will satisfy minimum distribution requirements for the value in the Contract. If you plan to take required minimum distributions under your Contract, whether or not you take them under the Automatic Required Minimum Distribution Plan, you should not purchase a Guaranteed Minimum Accumulation Benefit rider because withdrawals will decrease your Guaranteed Minimum Accumulation Benefit Basis.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988; (ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59½, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or partial withdrawals you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. We may stop offering the systematic withdrawal plan at any time.

Contract Loans
Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974) may borrow from us using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

Death Benefit Before the Payout Date
Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent or financial advisor.

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

If the new Owner is not the spouse of the deceased Owner, the new Owner may elect, within 60 days of the date we received Due Proof of Death:

(a)
to continue the Contract as the new Owner for up to an additional five years after which, if the Contract has not earlier been surrendered, the Contract will terminate and we will pay the Surrender Value in a single lump sum; or

(b)
to apply the Surrender Value within one year of the deceased Owner’s death to one of the Income Payout Options provided that payments are payable over the new Owner’s life or over a period not greater than the new Owner’s life expectancy.

If the new Owner does not elect one of the above options, we will pay the Surrender Value in a single sum five years from the date of the deceased Owner’s death.

Sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner’s death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, we will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date we receive Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:

(1)	payments under the option begin within 1 year of the Annuitant’s death; and
(2)	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant’s spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:

(1)	aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death at our Mailing Address; or
(2)	Contract Value less any Purchase Payment Credits applied to Contract Value within 12 months of the Annuitant’s death, as of the Valuation Day we receive Due Proof of Death at our Mailing Address.

The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the riders section for more details.

The death benefit is paid when we have received Due Proof of Death and proof (in Good Order) of each beneficiary(ies) interest, which shall include the required documentation and proper instructions from each of the beneficiary(ies).

If you elect a Guaranteed Lifetime Withdrawal Benefit rider at the Contract Issue Date, your death benefit will be the death benefit described in your rider. (See OPTIONAL RIDER BENEFITS, Income Protector).

Proportional Adjustment for Partial Withdrawals. When calculating the basic death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by (2) and multiplying the result by (3) where:

(1)	Is the partial withdrawal amount;
(2)	Is the Contract Value immediately prior to the partial withdrawal; and
(3)	Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable surrender charges).

Examples how the death benefit works are provided in Appendix B.

MISCELLANEOUS MATTERS

Payments
Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request at our Mailing Address, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

(1)	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or
(2)	the SEC permits the postponement for the protection of Owners; or
(3)
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account’s net assets not reasonably practicable.

In addition, pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the Fund is liquidated. In addition, pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends the payment of redemption proceeds in connection with the implementation of liquidity gates by the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the removal of such liquidity gates.

If, pursuant to SEC rules, the Vanguard Variable Insurance Fund Money Market Subaccount decides to impose a liquidity fee on redemptions from the Portfolio, we will assess the liquidity fee against Contract Value you withdraw or transfer from the Vanguard Variable Insurance Fund Money Market Subaccount.

If a recent check or draft has been submitted, we may delay payment until we are certain the check or draft has been honored.

We may defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt (in Good Order) of Written Request at our Mailing Address for such a surrender or transfer. In addition, we may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.

If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Modification
Upon notice to the Owner and as permitted by applicable law, we may modify the Contract:

(1)	to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;
(2)	to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;
(3)	to reflect a change in the operation of the Variable Account;
(4)	to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;
(5)	to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;
(6)	to transfer assets from the Variable Account to another separate account;
(7)	to deregister the Variable Account under the 1940 Act if such registration is no longer required;
(8)
to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;

(9)	to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;
(10)	to add new funds or remove existing funds;
(11)	to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or
(12)	to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, we will make appropriate endorsement to the Contract.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact us at our Mailing Address to make such changes.

Reports to Owners
At least annually, we will mail to each Owner, at such Owner’s last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount), purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any other information required by any applicable law or regulation.

Inquiries
Inquiries regarding a Contract may be made in writing to us at our Mailing Address. We may charge a fee of up to $50 for each research request.

Cyber Security
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, CBSI, the underlying Funds, and intermediaries may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or CBSI and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or CBSI will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

INCOME PAYOUT OPTIONS

Payout Date and Proceeds

The Owner selects the Payout Date. The Payout Date may not be after the later of the Contract Anniversary following the Annuitant’s 85th birthday or 10 years after the Contract Issue Date, except that we may allow on a non-discriminatory basis the Payout Date to be as late as 95. If you extend your anticipated Payout Date, any death benefit rider will terminate and you will receive the basic death benefit under the Contract. If you are a resident of New Jersey, the Payout Date must be at least one year after the Contract Issue Date. The Owner may change the Payout Date subject to the following limitations: (1) the Owner’s Written Request must be received by us (in Good Order) at our Mailing Address at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request. The Payout Date may be no earlier than 30 days after the issue date. We are currently waiving the 30 day requirement in (1). However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.

Your anticipated Payout Date may be extended if you elect a Guaranteed Lifetime Withdrawal Benefit in order for you to continue to receive Lifetime Withdrawals under the terms of that rider. (See OPTIONAL RIDER BENEFITS, Income Protector).

If you are a resident of Oregon, you may be required to wait until the surrender charge period has passed to change your Payout Date. We are currently waiving this requirement for Payout Options on which no surrender charge would be assessed. However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.

On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option (or, for joint annuitants, the Joint and Survivor Life Income Option) with 10 years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs us otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.

The Payout Proceeds equal the Contract Value:

(1)	minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;
(2)	minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);
(3)	minus any applicable Loan Amount; and
(4)	minus any applicable premium expense charge not yet deducted.

Election of Income Payout Options
On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file with us at our Mailing Address on the Payout Date, the proceeds will be paid as a life income annuity with payments for 10 years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request (in Good Order). The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

We may refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Option would be less than $2,500, or each Income Payment would be less than $20.00.

Fixed Income Payments
Fixed Income Payments are periodic payments from us to the designated Payee, the amount of which is fixed and guaranteed by us. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2%. We may, in our sole discretion, make Income Payments in an amount based on a higher interest rate.

Variable Income Payments
The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first Income Payment is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, an Owner may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

Description of Income Payout Options
The following describes your Income Payout Options. Unless otherwise noted, once an option is selected and Income Payments begin, the value of any remaining payments cannot be surrendered or withdrawn and paid in a single sum. Not all of these options are available in every state. See your Contract for a description of the options available on your Contract.

In choosing an option, you may wish to consider whether you are most interested in a guaranteed fixed amount; income that varies with investment experience; or income that keeps pace with inflation. You may also want to consider whether you would prefer payment for the lifetime of specified person(s) or for a period of years certain.

Option 1 - Interest Option – Fixed Income Payments Only. The proceeds are left with us to earn interest at a compound annual rate that we determine but not less than 2%. Interest will be paid every month or every 12 months to the Payee. Under this option, the Owner may withdraw part or all of the proceeds at any time while the Annuitant is living. This option may not be available in all states. In the event of the Annuitant’s death, any remaining proceeds would be paid to the Beneficiary. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant’s death, any remaining proceeds will be paid to the Owner, otherwise to the Owner’s estate.

Option 2A – Installment Option – Fixed Payments. We make fixed monthly Income Payments to the Payee for a number of years between 5 and 30 selected by the Owner. In the event of the Annuitant’s death, the Beneficiary may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner’s estate.

Option 2B – Installment Option – Variable Payments. We make monthly Income Payments to the Payee for a number of years between 5 and 30 selected by the Owner. In the event of the Annuitant’s death, the Beneficiary may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner’s estate. The Owner may elect at any time by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Owner also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdrawal). The commuted value of the payments will be calculated as described in the Contract.

Option 3A – Single Life Income Guaranteed Period Certain. We make monthly Income Payments to the Payee during the Annuitant’s lifetime with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. In the event of the Annuitant’s death before the expiration of the specified number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner’s estate.

Option 3B – Single Life Income. We make monthly Income payments to the Payee for as long as the Annuitant remains alive. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. Under this option, a Payee could receive only one payment if the Annuitant dies after the first payment, two payments if the Annuitant dies after the second payment, etc.

Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. We make monthly Income Payments for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Beneficiary or the Beneficiary may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the second Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner’s estate.

Option 4B – Joint and Survivor Life Income. We make monthly Income Payments to the Payee for as long as either of the two joint Annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. Under this option, a Payee could receive only one payment if both Annuitants die after the first payment, two payments if both Annuitants die after the second payment, etc.

Option 5A – Single Life Income – Payments Adjusted For Inflation – Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below during the Annuitant’s lifetime with the guarantee that payments will be made for a period of five, 10 or 20 years as selected by the Owner. In the event of the Annuitant’s death before the expiration of the specified number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner’s estate.

Option 5B – Single Life Income – Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as the Annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. Under this option, a Payee could receive only one payment if the Annuitant dies after the first payment, two payments if the Annuitant dies after the second payment, etc.

Option 6A – Joint and Survivor Life Income – Payments Adjusted For Inflation – Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the second Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise the Owner’s estate.

Option 6B – Joint and Survivor Life Income – Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as two joint Annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. Under this option, a Payee could receive only one payment if both Annuitants die after the first payment, two payments if both Annuitants die after the second payment, etc.

Option 7 – Single Life Income – Payments Adjusted For Inflation – Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments to the Payee adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Beneficiary in a lump sum. If there is no Beneficiary, it will be payable to the Owner, otherwise to the Owner’s estate.

Option 8 – Joint and Survivor Life Income – Payments Adjusted For Inflation – Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments to the Payee adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Beneficiary in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the second Annuitant’s death, it will be payable to the Owner, otherwise to the Owner’s estate.

Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index – Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. We may discontinue offering Options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option we make available.

Annuity options without a life contingency (e.g., Options 1, 2A and 2B) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

For all Income Payout Options, other than Option 1, the minimum fixed payment amount and minimum initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant’s age (and if applicable, gender). Age will be determined as of the due date of the first payment.

Death Benefit After the Payout Date
If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner and Payee. If there is no surviving Owner, the surviving Annuitant, if any, becomes the new Owner and Payee. Such Owners will have the following rights of Owners after the Payout Date: the right to change the payee or beneficiary (all Options) and may also withdraw part or all of the proceeds (Option 1 only) and surrender the income option and receive the commuted value of the remaining payments (Option 2B only). The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years (B-Share Contracts) or four years (L-Share Contracts) of being received by us (or from the Contract Issue Date for Section 457 plans that do not choose the Extra Credit Plan), we will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. We deduct a surrender charge to compensate us for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.

The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge generally is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis. This assumption works to your advantage if you anticipate a current need to assess your Contract Value.

However, if you elect to receive Purchase Payment Credits, the assumptions we use in assessing the surrender charge are different. We will assume that earnings will be withdrawn last. Specifically, in applying the surrender charge with a Purchase Payment Credit, we will assume Contract Value is withdrawn as follows: first, the oldest purchase payments are withdrawn; second, 10% of purchase payments free of surrender charge will be withdrawn; and finally, purchase payments subject to surrender charge will be withdrawn. After all purchase payments have been withdrawn (and all surrender charges paid) earnings will be withdrawn. This change in withdrawal order has no impact on taxation of the withdrawal. However, it does mean that you will not have access to 100% of the gain in your Contract without first withdrawing 100% of your purchase payments and paying any associated surrender charges. This assumption works to your disadvantage if you anticipate a current need to assess your Contract Value.

The surrender charge schedule varies by Class and whether you have elected to receive Purchase Payment Credits. The schedule is set forth below:

Number of Full Years Between Date of Purchase Payment and Date of Surrender	Charge as a Percentage of Purchase Payment – B-Share Class	Charge as a Percentage of Purchase Payment – Purchase Payment Credits Elected	Charge as a Percentage of Purchase Payment – L- Share Class
0	8%	9%	8%
1	7%	8%	7%
2	6%	7%	6%
3	5%	6%	5%
4	4%	5%	0%
5	3%	4%	0%
6	2%	3%	0%
7+	0%	0%	0%

For B-Share Class Contracts issued in conjunction with plans that qualify under Section 457(f) of the Code that do not choose the Extra Credit Plan, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made.

Assuming you elect to receive Purchase Payment Credits and you withdraw all purchase payments within one year of payment, in no event will the surrender charges we imposes, when added to any surrender charges previously assessed on the Contract exceed 8.1% of aggregate purchase payments made to date for that Contract. The surrender charge percentage rate in this case is 9% of purchase payments withdrawn, but 10% of these payments will not be assessed a surrender charge, as described below. The maximum surrender charge imposed on a single withdrawal is 9%, assuming the amount not subject to surrender charge for the Contract Year has already been utilized by a prior withdrawal.

Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

For B-Share Class Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, earnings not previously withdrawn and 10% of the purchase payments being withdrawn may be withdrawn or surrendered during that year without a surrender charge. The remaining 90% of purchase payments being withdrawn will be subject to the surrender charge rate as outlined in the above chart. This means that a portion of every withdrawal that is not earnings will be subject to a surrender charge. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

Waiver of Surrender Charge. (This benefit may be exercised only one time). In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change will be waived on one partial withdrawal or surrender if the Annuitant is:

(1)	confined to nursing home or hospital after the Contract is issued (as described in the Contract); or
(2)	becomes terminally ill after the Contract is issued (as described in the Contract); or
(3)
becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or

(4)
the Annuitant’s primary residence is located in an area that is declared a disaster area declared as such by the United States President and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).

The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

Transfer Processing Fee
Currently no fee is charged for transfers. However, we may charge $10 for each transfer to compensate us for transfer processing costs. The transfer charge is not applicable to transfers of Fixed Amounts designated to a DCA Fixed Period. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.

Duplicate Contract Charge
You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract. This fee is currently being waived.

Loan Interest Spread
While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.

We charge an annual interest rate of 6.5% on loans. After offsetting the 3% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.5% (annually). The current loan interest spread is 2.00%

Research Fee
We may charge you a fee of $50 when you request information that is duplicative of information previously provided to you and requires extensive research.

Endorsement Charges
Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of Annuitant. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

Currently there is no charge for the Income Payment Increase Endorsement; however, we may charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payout Option.

Annual Contract Fee
On each Contract Anniversary before the Payout Date, we deduct an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. We may deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments.

We do not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

Mortality and Expense Risk Charge
We deduct a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of (i) 1.15% of the average daily net assets of the Variable Account for the B-Share, (ii) 1.60% of the average daily net assets of the Variable Account for the B-Share Class if you elect to receive Purchase Payments Credits, and (iii) 1.65% of the average daily net assets of the Variable Account for the L-Share Class.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.

Administrative Charge
We deduct a daily administrative charge to compensate us for administrative expenses we incur. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.

Enhanced Death Benefit Rider Charges
The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior Contract Year. The 3% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Earnings Enhanced Death Benefit rider carries an annual charge of 0.30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate us for the costs and risks we assume in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous Contract Year. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

Guaranteed Living Benefit Charges
Charges are assessed on each Contract Anniversary and are shown as a percentage of average daily Benefit Basis for the prior Contract Year. The monthly date used for the calculation of average monthly Contract Value is the same day each month as the Contract Issue Date. For Guaranteed Lifetime Withdrawal Benefit riders (both Income Now and Income Later versions) issued on and after the date of this Prospectus, the current charge is 0.95%. For Guaranteed Minimum Accumulation Benefit riders issued on and after the date of this Prospectus, the current annual charge is 1.05%. Note: If the Benefit Allocation Plan you elect requires an allocation to the Foundation Account for your benefit to remain in effect, we will not deduct the charge from the Foundation Account unless your Contract Value in the other allocation option is exhausted.

If the benefit is in effect on the Contract Issue Date, we will not assess a charge for the benefit until the first Contract Anniversary.

If a current rider is not approved in your state or your application for a rider is dated prior to May 1, 2010, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.) Information about prior versions of these riders is available in the appendices to this Prospectus.

Fund Expenses
Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds’ prospectuses, which follows this Prospectus. In addition, as discussed under “Servicing Fees and Other Fund-Related Payments” above, the Funds pay us for providing certain administrative services and/or CBSI for certain distribution and/or beneficial owner services.

Premium Expense Charge
Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a Contract, the jurisdiction may require payment (1) from purchase payments as they are received, (2) from Contract Value upon withdrawal or surrender, (3) from Payout Proceeds upon application to an Income Payout Option, or (4) upon payment of a death benefit. We will forward payment to the taxing jurisdiction when required by law. Although we may deduct premium taxes at the time such taxes are paid to the taxing authority, currently we do not deduct premium tax.

Other Taxes
Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.

Additional Information
We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See DISTRIBUTION OF CONTRACTS.)

OPTIONAL DEATH BENEFITS

If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading “Death Benefit Before the Payout Date,” and will be calculated as described below. We assess a charge for each of the optional death benefit riders. You may not elect an optional death benefit if you elect a Guaranteed Lifetime Withdrawal Benefit at the Contract Issue Date. If you extend your anticipated Payout Date, any death benefit rider will terminate and you will receive the basic death benefit under the Contract. (See OPTIONAL RIDER BENEFITS, Income Protector). Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.

Maximum Anniversary Value Death Benefit
This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

(1)	the date an additional purchase payment is received by us;
(2)	the date of payment of a partial withdrawal; and
(3)	on each Contract Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by (2) with the result multiplied by (3) where:

(1)	is the partial withdrawal amount;
(2)	is the Contract Value immediately prior to the partial withdrawal; and
(3)	is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable surrender charges).

The Maximum Anniversary Value on each Contract Anniversary is the greater of the most recently calculated Maximum Anniversary Value and your Contract Value.

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% Annual Guarantee Death Benefit
This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual Guarantee Death Benefit less any Loan Amounts and premium expense charge not previously deducted. On the issue date, the value of the 3% Annual Guarantee Death Benefit is equal to the initial Net Purchase Payment. Thereafter, the value of the 3% Annual Guarantee Death Benefit on each Contract Anniversary is the lesser of:

(1)	the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or
(2)	200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

(1)	is the partial withdrawal amount;
(2)	is the Contract Value immediately prior to the withdrawal; and
(3)	is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

Earnings Enhanced Death Benefit Rider
This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:

(1)
the death benefit proceeds provided by the Contract (i.e., the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant’s death);

(2)	the death benefit proceeds provided by any other rider attached to the Contract (e.g., the Maximum Anniversary Death Benefit or 3% Annual Guaranteed Death Benefit riders); or
(3)	the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.

The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium expense charge not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:

•	40% if the Annuitant was age 70 or younger on the Contract Issue Date; or
•	25% if the Annuitant was age 71 or older on the Contract Issue Date.

For this purpose: (1) “earnings” means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) “remaining purchase payments” means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.

The Earnings Enhanced Death Benefit rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force. The Earnings Enhanced Death Benefit rider cannot be elected with Purchase Payment Credits. Spouse Beneficiary Death Benefit Rider

The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.

You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-Annuitant, or if you are not the sole Owner of the Contract.

This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided: you are named as both the sole Annuitant and the sole Owner; your spouse is named as the sole Beneficiary; your spouse has signed the application or Written Request for this rider; and both you and your spouse are less than age 76 on the rider effective date.

The Spouse Beneficiary Death Benefit rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. We are currently not offering it with Qualified Contracts.

Spouse Beneficiary Death Benefit

In the event your spouse Beneficiary who signed the original application dies, we will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date we receive Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, we will allocate the difference according to the purchase payment allocation designation on file as of the date we receive Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date we receive Due Proof of Death, no additional amount will be added to your Contract. The charges for this rider will not be refunded.

The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to the Fixed Account will begin a new Fixed Period. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.

Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:

•	the date death benefit proceeds become payable on you according to the provisions of the Contract;
•	the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;
•	the Payout Date;
•	the date we receive Written Request to change your Beneficiary;

•	the date you surrender your Contract; or
•	the date you chose to end this rider by Written Request to us.

If your spouse Beneficiary ceases to be your spouse, this rider will terminate on the date you notify us.

Charges. If you elect the Spouse Beneficiary Death Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%.

Examples showing how these benefits work are provided in Appendix B.

The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months in the period. On each Contract Anniversary during the accumulation period, we will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value.

A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payout Option does not occur on a Contract Anniversary.

The rider provides that upon your death, a surviving spouse may have certain continuation rights. All Contract and rider provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses.

Adding the rider to a non-qualified contract in connection with a beneficiary who is not recognized as a “spouse” for federal tax purposes will cause the Contract to lose the tax deferral features normally associated with annuity contracts. Please consult with your legal and tax advisors before purchasing this rider, and carefully evaluate whether the rider meets your needs.

AVAILABLE CONTRACT ENDORSEMENTS

In addition to the Contract Value Increase Enhancement and the Purchase Payment Credit Benefit discussed above under “Description of the Contract, the following endorsements may be available on your Contract.

Income Payment Increase Endorsement
Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending us an additional payment of up to $1 million with your Written Request electing an Income Payout Option. We deduct the premium expense charge, if any, from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option.

You should consider this endorsement only if you have sufficient funds outside of the Contract to meet your immediate cash needs. We may charge up to $150 for the endorsement.

Loan Account Endorsement
A Loan Account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from us using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the loan Account and held as collateral. We charge you interest on the Loan Amount at an effective annual rate of 6.50% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.00%. Please see the Endorsement for more information.

You should consider the cost of borrowing before taking a loan from the Contract. You will pay more loan interest that than you will earn on your Loan Account. You should consider your ability to repay the loan and the tax implications if you fail to repay it as scheduled. We do not charge a fee for this endorsement.

Change of Annuitant Endorsement
 This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

You may wish to consider this endorsement if you are a business or trust and you believe it would be beneficial to have the ability to change Annuitants as allowed by the endorsement. You may want to consider surrender charges, possible tax implications (including, in the case of certain non-natural owners, the rule that a change in annuitant will be treated as the death of an Owner) and other factors associated with the surrender of the Contract in connection with an event causing the current Annuitant to be no longer associated with the business or trust.

Spousal Continuation Endorsement
Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and we receive your spouse’s Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.

If you are named as both the sole Annuitant and sole Owner and your spouse is named as the sole Beneficiary, this endorsement will automatically be issued with your Contract.

If your spouse elects spousal continuation, we will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day we receive Due Proof of Death at our Mailing Address, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any Loan Amount. The greater of these two amounts is the Contract continuation amount. Your Loan Amount, if any, will be repaid as of the Contract continuation date. The entire Contract continuation amount will become the Contract Value as of the Contract continuation date and that amount will be allocated to the Subaccount(s) or the Fixed Account selection we receive by Written Request (otherwise, we will use the purchase payment allocation designation we have on file). We will waive all surrender charges applicable to purchase payments made prior to the Contract continuation date. As of the Contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The Contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued Contract will be the later of Contract Anniversary following the new spouse Owner’s 85th birthday or 10 years after the Contract continuation date.

All optional benefit riders/endorsements issued to you as Owner will terminate as of the date we receive Due Proof of Death at our Mailing Address.

If you were the original spouse Beneficiary named on the original application you may, as new Owner, elect any optional benefit riders/endorsements we make available by Written Request, except the Earnings Enhanced Death Benefit, subject to Company approval. Further, without continuing the Contract under the Contract under the Spousal Continuation Endorsement, you may continue the Guaranteed Lifetime Withdrawal Benefit (for benefits entered into on and after May 1, 2010), if you elect the continuation option under that rider and satisfy the terms and conditions of the rider. However, if you elect the continuation benefit under the Guaranteed Lifetime Benefit rider, you will not receive the death benefit value that you would have received under the Spousal Continuation Endorsement.

Spousal continuation is only available on non-Qualified Contracts and IRA Contracts. There is no charge for spousal continuation endorsement.

The endorsement provides that upon your death, a surviving spouse may have certain continuation rights. All Contract and rider provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses.

Under current law, adding the endorsement to a non-qualified contract in connection with a beneficiary who is not recognized as a "spouse" for federal tax purposes will cause the Contract to lose the tax deferral features normally associated with annuity contracts. Any annual increase in Contract Value would be currently taxed at ordinary income rates, even if no amounts are withdrawn from the Contract. Please consult with your own legal and tax advisors before purchasing this rider, and carefully evaluate whether the rider meets your needs.

OPTIONAL BENEFIT RIDERS

We offer two types of living benefit riders for a fee. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. We assess a charge for each of the optional benefit riders. Currently, these riders are available only when you purchase your Contract or, with respect to the Guaranteed Lifetime Withdrawal Benefit rider, after the Contract Issue Date on conversion from a Guaranteed Minimum Accumulation Benefit rider. We may make these riders available under different circumstances or discontinue offering them in the future. You should elect the Guaranteed Lifetime Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or lifetime withdrawals while participating in the market.

You should carefully consider whether to elect the Guaranteed Lifetime Withdrawal Benefit if:

•	you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal amount in a Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit;
•	you are interested in long term accumulation rather than receiving payments;
•	you have a Qualified Contract with withdrawal restrictions and you are under age 59½ and are actively employed; or
•	you do not expect to take partial withdrawals.

You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.

You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments while the Guaranteed Minimum Accumulation Benefit is in effect. Partials withdrawals may reduce the Benefit Basis by more than the withdrawal amount. In particular, you should not purchase a Guaranteed Minimum Accumulation Benefit if you plan to take required minimum distributions (whether or not you take them under the Automatic Required Minimum Distribution Plan) from this Contract.

You should carefully consider whether to elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:

•	you plan to make additional purchase payments in excess of the maximum window purchase payment amount or after the window period, because those payments will not increase your benefit basis; or
•
you would prefer that your Contract Value not be allocated to an available Benefit Allocation Plan because all Contract Value must be allocated to a Benefit Allocation Plan for the riders to remain in effect.

The guarantees provided under the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit are subject to our claims-paying ability. Therefore, if we become insolvent, the benefits may not be paid. You may want to consider our financial strength in connection with our ability to meet the guarantees made under the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders. We may discontinue offering the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit at any time.

One or both of these riders may not be available in your state, or your state may not have approved the current version of the rider. Prior versions of the riders are described in the appendices. Contact your agent or us to confirm whether and, if so, what version of these riders are available to you.

Income Protector

Income Protector is a Guaranteed Lifetime Withdrawal Benefit rider. We offer two options if you elect this rider, Income Now or Income Later, which are described in this section.

Definitions. Before we discuss the Guaranteed Lifetime Withdrawal Benefits, you need to understand the terms we use to describe those benefits. We use the following definitions to describe how the optional Guaranteed Lifetime Withdrawal Benefit riders work:

Covered Person means the person(s) whose life/lives determine(s) the benefits under the guaranteed Lifetime Withdrawal benefit rider. We show the primary Covered Person and the joint Covered Person on your rider Data Page.

Current Age means the youngest Covered Person’s age as of his or her last birthday.

Excess Withdrawal means a withdrawal that either by itself or when added to all other withdrawals during a rider year, exceeds the guaranteed annual Lifetime Withdrawal amount (“GALWA”). The amount that is in excess of GALWA is considered the Excess Withdrawal amount.

Foundation Account has the meaning provided in the Glossary.

Guaranteed Annual Lifetime Withdrawal Amount or GALWA means the maximum guaranteed withdrawal amount available to be withdrawn each Contract Year under the rider while a Covered Person is alive regardless of your Contract Value.

Guaranteed Lifetime Withdrawal Settlement Payments means the payments equal to your GALWA we make if your Contract Value is reduced to zero, a Covered Person is living, and you have complied with the terms of the rider.

Lifetime Benefit Basis means the value used to determine the GALWA. It may increase annually while the simple interest benefit and/or Step-Up options are in effect. It will be reduced if an Excess Withdrawal occurs.

Lifetime Withdrawal means any withdrawal taken under the terms of the guaranteed Lifetime Withdrawal benefit rider that is not a Non-Lifetime Withdrawal.

Non-Lifetime Withdrawal is the first, one-time withdrawal after the Income Later option is issued, if there are no additional withdrawals in the same rider year and no withdrawals in the rider year immediately following the first withdrawal.

Rider Anniversary means the same day and month as the Rider Issue Date for each year that the rider remains in force.

Rider Issue Date means the date shown on your rider Data Page that we use to determine Rider Years and Rider Anniversaries.

Rider Year means any twelve-month period beginning on a Rider Issue Date or a Rider Anniversary and ending one day before the next Rider Anniversary.

Simple Interest Benefit Basis means a value we calculate solely to determine your Lifetime Benefit Basis on each Rider Anniversary that the Simple Interest Benefit is in effect.

Spouse means a spouse defined under federal law. Note that the Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax adviser for more information on this subject.

Step-Up means the annual increase to your Lifetime Benefit Basis such that your Lifetime Benefit Basis will equal your Contract Value if you satisfy certain conditions.

Step-Up Anniversary means the same day and month as the Step-Up Date for each year following a Step-Up in the Lifetime Benefit Basis.

Step-Up Date means the date that a Step-Up in the Lifetime Benefit Basis occurs.

Window Period means the period of time that additional purchase payments made may be included in the Lifetime Benefit Basis. The Window Period, if any, is shown on your Rider Data Page.

Description of the Guaranteed Lifetime Withdrawal Benefit Riders. If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge optional Guaranteed Lifetime Withdrawal Benefit riders. Depending on the amount of withdrawals you take and the age of the Covered Person (and assuming you comply with the other rider conditions), each rider guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Annual Lifetime Withdrawal Amount, and guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investment in the Contract.

We offer two different rider options, Income Now and Income Later, each with unique guaranteed minimum withdrawal features, for the same rider charge rate. You must make an irrevocable choice of one of these options when you elect a Guaranteed Lifetime Withdrawal Benefit rider. We designed the Income Now option for Owners who expect to start taking withdrawals in the near future. We designed the Income Later option for Owners who expect to delay taking withdrawals. There are three main differences between the options. These differences focus on:

•
the current simple interest benefit basis rate is higher with the Income Later Option (the current simple interest benefit basis rate is 3.0% with the Income Now Option and 7.5% with the Income Later Option);

•	when the percentages are set for the GALWA, the annual lifetime benefit percentages for the GAWLA will not change after the first Lifetime Withdrawal with the Income Later Option; and

•	the ability to take a Non-Lifetime Withdrawal. You can only take a Non-Lifetime Withdrawal under the Income Later Option.

Examples of how the Income Now and Income Later options work are provided in Appendix C.

When you elect the Guaranteed Lifetime Withdrawal Benefit at the Contract Issue Date, you also receive the Minimum Guaranteed Death Benefit. This death benefit takes the place of the basic death benefits offered in the Contract. However, if you cancel your Guaranteed Lifetime Withdrawal Benefit rider, you will also cancel the Minimum Guaranteed Death Benefit option. In that case, your

Contract will revert to the basic death benefit offered in the Contract, and we will make a proportionate adjustment each time you take a partial withdrawal.

If you convert from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, you will keep the basic death benefit offered in the Contract and have a pro-rata adjustment for all withdrawals. If you purchased a death benefit rider in addition to the Guaranteed Minimum Accumulation Benefit that is being converted, that death benefit rider will continue, and will be adjusted pro-rata for all withdrawals.

We issued earlier versions of the Guaranteed Lifetime Withdrawal Benefit riders. The features of those prior benefits may differ from the current Guaranteed Lifetime Withdrawal Benefit we are offering. However, if the current Guaranteed Lifetime Withdrawal Benefit rider is not approved in your state or your application for the rider is dated before May, 1, 2010, a prior approved version of a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Withdrawal Benefit rider may be issued. The Guaranteed Lifetime Withdrawal Benefit riders are described in Appendix E (for riders issued after October 18, 2009 but before May 1, 2010), Appendix F (for riders issued after April 30, 2009 but before October 19, 2009) and Appendix G (for riders issued after November 23, 2008 but before May 1, 2009). The Guaranteed Minimum Withdrawal Benefit riders are described in Appendix H (for riders issued after October 28, 2007 but before November 24, 2008), Appendix I (for riders issued after October 29, 2006 but before October 29, 2007), and Appendix J (for riders issued before October 30, 2006).

You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits. In addition, you may not elect an optional death benefit rider if you elect a Guaranteed Lifetime Withdraw Benefit rider.

Example:
Assume that you purchase a Contract with Income Now when you are 60. Your purchase payment is $100,000. You make annual Lifetime Withdrawals in each of the next ten years equal to the Guaranteed Lifetime Annual Withdrawal Amount, or $46,000 (4.6% of the purchase payment of $100,000). Assuming 5% net investment experience and no Step-Ups during each of the ten years, after the 10th Contract Year your Contract Value will be $105,031 and your Lifetime Benefit Basis will be $100,000.

A Guaranteed Lifetime Withdrawal Benefit does not guarantee Contract Value or the performance of any allocation option or model allocation.

Important Considerations:

•
You must allocate all purchase payments, Purchase Payment Credits, Credit Value Increase Enhancements, and Contract Value to an available Benefit Allocation Plan or DCA Fixed Account and participate in the automatic personal rebalance service (both described below) on and after the Rider Issue Date for your benefit to remain in effect. Benefit Allocation Plans may require you to allocate a percentage of your purchase payment(s) to the Foundation Account. There are restrictions associated with allocating to the Foundation Account. We describe these restrictions below. The restrictions on your allocation options and your use of the Foundation Account when you elect a Guaranteed Lifetime Withdrawal rider are intended to limit our risk that we may pay Guaranteed Lifetime Withdrawal Settlement Payments.

•	A partial withdrawal from the Foundation Account, before your Contract Value in the other allocation options is exhausted, may cause your rider to terminate.

•
To maximize your potential to receive payments under Income Now or Income Later option, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the available Benefit Allocation Plans described below. These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make Guaranteed Lifetime Withdrawal Settlement Payments.

Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.

Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while the Covered Person is still alive, they also significantly reduce the risk that we will make any Guaranteed Lifetime Withdrawal Settlement Payments.

In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Lifetime Benefit Basis, then your Contract Value will never be reduced to zero, and you will receive little, if any, benefit from the rider.

•
We do not automatically increase your Lifetime Benefit Basis when your Contract appreciates in value. We will only increase your Lifetime Benefit Basis if you made purchase payments during the window period, or if the simple interest benefit or Step-Up option is in effect.

•
Please remember that all withdrawals, including those made under a Guaranteed Lifetime Withdrawal Benefit rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.

•	Withdrawals under a Guaranteed Lifetime Withdrawal Benefit rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See FEDERAL TAX MATTERS).

•
You will begin paying a Guaranteed Lifetime Withdrawal Benefit rider charge as of the Rider Issue Date, even if you do not begin taking withdrawals for many years. The rider charge will continue until the end of the Minimum Charge Period shown on your rider Data Page. Even if you terminate a Guaranteed Lifetime Withdrawal Benefit rider during the Minimum Charge Period, we will continue to charge for the rider until the end of the Minimum Charge Period, unless prohibited by state law.

•	To receive the full benefit of Lifetime Withdrawals, your Contract Value must be reduced to zero and the Covered Person must be living at that time.

•
If you choose to not take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year, the remaining Guaranteed Annual Lifetime Withdrawal Amount may not be carried forward to any other Contract Year.

•
If the Covered Person dies, the benefits provided by this rider will only continue if the Joint Covered Person and sole primary Beneficiary is the surviving spouse of the Covered Person, and the eligible Joint Covered Person does not take the death benefit under the terms of the Contract.

•	Surrender charges may apply to the Non-Lifetime and Lifetime Withdrawals you take. (See CHARGES AND DEDUCTIONS.)

•	Inflation may impact the value of a Guaranteed Lifetime Withdrawal Benefit rider.

In considering whether to purchase a Guaranteed Lifetime Withdrawal Benefit rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the Guaranteed Lifetime Withdrawal Benefit rider, your Contract Value may have been higher. You should consult your financial professional to discuss whether a Guaranteed Lifetime Withdrawals Benefit rider suits your needs.

Electing a Guaranteed Lifetime Withdrawal Benefit Rider. You must satisfy certain eligibility requirements to elect a Guaranteed Lifetime Withdrawal Benefit rider. These requirements include age requirements as well as certain requirements of the Code.

Covered Persons Requirements: Each Covered Person must be between ages 55-85 for Income Now and between ages 50-85 for Income Later on the rider issue date. The primary Covered Person must be the primary Owner and Annuitant, or must be the Annuitant if the Owner is not a natural person. If the Owner is not a natural person, a joint Covered Person cannot be named. The joint Covered Person, if any, must be the primary Covered Person’s spouse at the time of application and must be designated as the sole primary Beneficiary. The chart below illustrates the Covered Person eligibility requirements for the Guaranteed Lifetime Withdrawal Benefit rider.

Type of Contract	Covered Person Requirements
Single Owner	The primary Covered Person is the Owner and Annuitant. The joint Covered Person, if any, must be the primary Covered Person’s spouse and the sole primary Beneficiary.
Single Owner/Non-Natural Owner	The primary Covered Person is the Annuitant. A joint Covered Person is not allowed.
Jointly Owned Contract
The primary Covered Person is the primary Owner and Annuitant. The co-Owner must be the Owner’s spouse. The joint Covered Person, if any, must be the primary Covered Person’s spouse and the sole primary Beneficiary.

Other Eligibility Requirements. Further, to comply with certain provisions of the Code, the following Owner, Annuitant, and Beneficiary requirements apply:

•
For jointly owned Contracts, the Owners must be spouses, they must be the Annuitant or Annuitants, Joint Covered Persons, and only they can be designated beneficiaries(y). If only one of the spouses is the Annuitant, the other spouse must be the sole primary Beneficiary before annuitization, and must be the sole primary Beneficiary at the time of application if he or she is the Joint Covered Person.

•	For a single natural person owned Contract covering a single life, the Annuitant must be the sole Owner and primary Covered Person.

•
For a single natural person owned Contract covering joint lives, the Annuitant must be the sole Owner and primary Covered Person with his or her spouse as the joint Covered Person and sole designated primary Beneficiary at the time of application.

•
If there are two Annuitants, they must be spouses, one or both must be the Owner(s), and they both must be the sole designated Beneficiaries. The primary Owner must be the primary Covered Person, and the Joint Covered Person, if any, must be the spouse.

•
If the Owner is not a natural person, then the Annuitant must be a natural person and is the Covered Person; if there are joint Annuitants, they must be spouses and the primary Beneficiaries, and the Annuitant will be the only Covered Person, if there is a single Annuitant he or she will be the only Covered Person.

Caution should be used if you plan to change your Beneficiary because the change may negatively impact your ability to make full use of the Guaranteed Lifetime Withdrawal Benefit rider. For example, if there is a joint Covered Person, the joint Covered Person must be your spouse and we require that he or she be designated as the sole primary Beneficiary at the time of application. If you later change your Beneficiary to someone other than you spouse, then he or she will not be eligible for the continuation benefit under the rider.

In addition, you cannot change your primary Covered Person or joint Covered Person after the Rider Issue Date, and the benefit will terminate if you change the Owner. You also cannot add a joint Covered Person after the Rider Issue Date. You may, however, remove a joint Covered Person after the Rider Issue Date if you have not made a Lifetime Withdrawal and you provide us with proof of death, divorce, annulment or dissolution of the marriage between the primary Covered Person and the Joint Covered Person. If you remove a joint Covered Person, you cannot add a subsequent spouse as a new joint Covered Person. If you and your spouse divorce, the benefit provided by the rider cannot be divided as part of the divorce settlement or judgment.

Guaranteed Lifetime Withdrawal Benefit riders are not offered on new Contracts issued as Beneficiary IRA Contracts or Non-qualified Beneficiary Contracts. The terms “Beneficiary IRA” or “Non-qualified Beneficiary” Contract refer to a Contract that has been inherited by a Beneficiary upon the death of the Owner. We may accept or refuse a request to issue a Guaranteed Lifetime Withdrawal Benefit rider in our sole discretion.

Features of the Income Now Option. The following discussion describes certain aspects of how the Income Now option works, which may be different from the Income Later option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Covered Person is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your Guaranteed Annual Lifetime Withdrawals under Guaranteed Annual Withdrawal Settlement Payments).

The first time you make a withdrawal under the rider, the Simple Interest Benefit (described below) will end.

Lifetime Withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your Lifetime Withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each Rider Year, you may take Excess Withdrawals. Excess Withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the Excess Withdrawal. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. (See DESCRIPTION OF THE CONTRACT, Surrenders (Redemptions) and Partial Withdrawals.)

All withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and are subject to income tax, including a 10% penalty tax if the withdrawals are taken before age 59½. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Lifetime Withdrawal Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider’s allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

Also note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make Lifetime Withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted.

If a Lifetime Withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to zero, we will continue to pay you your GALWA for the remainder of the life of the Covered Person (“Guaranteed Lifetime Withdrawal Benefit settlement”). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect, and we may not accept additional purchase payments. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit Settlement Payment is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit settlement.

If you have begun to take Lifetime Withdrawals and you have positive Contract Value on your anticipated Payout Date:

a.)	we will extend your Payout Date in order to continue providing Lifetime Withdrawals under the terms of this rider;
b.)	we may not accept any additional purchase payments; and
c.)	all other riders attached to your Contract, if any, will terminate.

If lifetime withdrawals have not begun as of the anticipated Payout Date, you may change the payout date by Written Request, as described in the Contract to which this rider is attached. If the Payout Date is extended, we may not accept additional purchase payments, and all other riders attached to your Contract, if any, will terminate. If the Payout Date is not changed, we will use the anticipated Payout Date as your Payout Date and the rider will terminate.

We will continue to assess the rider charges for the Guaranteed Lifetime Withdrawal Benefit rider, until your Payout Date unless your rider terminates before that date and the Minimum Charge Period has expired.

You should carefully consider when to begin taking Lifetime Withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking Lifetime Withdrawals too soon or delay taking Lifetime Withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the rider issue date, even though you may not begin taking withdrawals for many years, or ever. If you elect the Guaranteed Lifetime Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take Excess Withdrawals, reducing your Lifetime Benefit Basis. (See FEDERAL TAX MATTERS, Taxation of Qualified Plans). All withdrawals taken before age 59½ are subject to an additional 10% penalty tax. Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Now option are provided in Appendix C.

Amount of your GALWA. The GALWA is the amount we guarantee you may withdraw each year under the Income Now option as long as the Covered Person is alive and you satisfy the rider’s conditions. We determine the GALWA by multiplying the Lifetime Benefit Basis by an annual lifetime benefit percentage of at least 2% (the minimum percentage may be different in your state). The current annual lifetime benefit percentages are shown below. The annual lifetime benefit percentages that apply to your rider are shown on your rider Data Pages.

Attained Age of Covered Person at First Withdrawal or Step-Up
Age	55	56	57	58	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73
Percentage	4.1	4.2	4.3	4.4	4.5	4.6	4.7	4.8	4.9	5.0	5.1	5.2	5.3	5.4	5.5	5.6	5.7	5.8	5.9

Age	74	75	76	77	78	79	80	81	82	83	84	85+
Percentage	6.0	6.1	6.2	6.3	6.4	6.5	6.6	6.7	6.8	6.9	7.0	7.1

Joint Covered Persons – Attained Age of Youngest Covered Person at First Withdrawal or Step Up1
Age	55	56	57	58	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73
Percentage	3.6	3.7	3.8	3.9	4.0	4.1	4.2	4.3	4.4	4.5	4.6	4.7	4.8	4.9	5.0	5.1	5.2	5.3	5.4

Age	74	75	76	77	78	79	80	81	82	83	84	85+
Percentage	5.5	5.6	5.7	5.8	5.9	6.0	6.1	6.2	6.3	6.4	6.5	6.6
[1]	If only one Covered Person is living at the time of the first withdrawal, we will use the Single Covered Person’s rates, and the percentages used will be based on the surviving Covered Person’s Current Age at the time of the withdrawal.

We base the annual lifetime benefit percentage on the annual lifetime benefit percentages in effect at the Rider Issue Date (which are shown on your rider Data Pages) and the youngest Covered Person’s Current Age at the time the first Lifetime Withdrawal occurs following the Rider Issue Date. If a Step-Up occurs after the first Lifetime Withdrawal, we will base the percentage on the youngest Covered Person’s Current Age at the time of the Step-Up. This will result in an increase to the annual withdrawal benefit percentage. In addition, if the youngest Covered Person (if there were joint Covered Persons) is deceased at the time of Step-Up, then we will base the percentage on the age the deceased would have been had he or she been living at the time of the Step-Up. We will only know if the youngest Covered Person is deceased if you inform us. This information will affect your benefit. Please let us know if a Covered Person dies. We are not responsible for any misdirected payments that result from failure to promptly notify us of any such death.

Lifetime Benefit Basis. We use the Lifetime Benefit Basis to calculate the Guaranteed Annual Lifetime Withdrawal Amount. We show the Lifetime Benefit Basis as of the Rider Issue Date on your rider Data Pages.

You may increase the Lifetime Benefit Basis by making purchase payments during the Window Period (“window purchase payments”) up to the maximum window purchase payment allowed (also shown on your rider Data Pages, currently, two times your initial purchase payment) and on each Rider Anniversary the option is in effect, by making use of the simple interest benefit and Step-Up options. Window purchase payments will also increase your Simple Interest Benefit Basis and the amount under your Step-Up option. The Window Period is shown on your rider Data Page. While there is no guaranteed minimum window period, we were offering a 12-month Window Period as of the effective date of this prospectus.

We are currently waiving the maximum window purchase payment limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will not participate in any Guaranteed Lifetime Withdrawal Benefit rider benefits unless a Step-Up occurs.

We will reset the Lifetime Benefit Basis if you make an Excess Withdrawal. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount. See the Excess Withdrawals discussion below for additional information.

Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your Lifetime Withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Now option, the increase will equal simple interest benefit basis rate of at least 1% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases) the Simple Interest Benefit is in effect. The current simple interest benefit basis rate is 3%. We show the simple interest benefit basis rate that applies to your Contract on your rider Data Pages.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest rate (“Simple Interest Benefit Basis”) must be greater than the Lifetime Benefit Basis for that Rider Anniversary. The Simple Interest Benefit Basis on your Rider Issue Date is equal to your Lifetime Benefit Basis as of that date. Any window purchase payment you make, up to maximum window purchase payment we allow, will increase the Simple Interest Benefit Basis.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70½) at the time you purchase the Contract.

This benefit will remain in effect until the earliest of:

•	your first Lifetime Withdrawal following the rider issue date;
•	the 10th Rider Anniversary; or
•	the date you violate the allocation restrictions.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically “stepped-up” each year to equal your current Contract Value. Step-Ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the Step-Up. A Step-Up in your Lifetime Benefit Basis will increase your GALWA.

Once elected, the Lifetime Benefit Basis will be annually stepped-up until the earliest of the following:

(a)	the date you violate an allocation restriction;
(b)	the Rider Anniversary on or following the youngest Covered Person’s 85th birthday;
(c)	the date you change Contract ownership; or
(d)	the date you terminate the option by Written Request.

Step-Ups will begin on the Rider Anniversary following your Written Request for automatic Step-Ups. If you elect the “Step-Up,” the start date for the new Benefit Period will be the Step-Up date and the Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. Following your Step-Up election, you may pay a new current charge each year, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the Step-Up if the rider fee will increase. If you discontinue the automatic Step-Ups, you may not re-elect the Step-Up option at a later time.

You should carefully consider whether to elect a Step-Up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70½) and you expect to take required minimum distributions from the Contract. Also, Withdrawals before age 59½ are subject to a 10% penalty tax. (See FEDERAL TAX MATTERS).

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a Rider Anniversary to the following amounts:

(1)	the Simple Interest Benefit Basis as of that Rider Anniversary; and
(2)	the current Contract Value as of that Rider Anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that Rider Anniversary, the Lifetime Benefit Basis will be increased (stepped-up) by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that Rider Anniversary, there will be no adjustment for that rider year and the Lifetime Benefit Basis will not change.

Foundation Account following Step Up in the Lifetime Benefit Basis. The Benefit Allocation Plan you elect may require an allocation to the Foundation Account. This amount equals the Lifetime Benefit Basis (as of the Step-Up date) multiplied by the Foundation Account allocation percentage in the Benefit Allocation Plan you elected. In that case we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA Fixed Periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Excess Withdrawals. If an Excess Withdrawal occurs we will reset your Lifetime Benefit Basis equal to the previous Lifetime Benefit Basis reduced by the greater of:

(a)	the Excess Withdrawal amount; or
(b)	a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
(1)	=	the Excess Withdrawal amount.
(2)	=	the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
(3)	=	the Lifetime Benefit Basis before the withdrawal.

If the Lifetime Benefit Basis is reset (reduced) as described above, as a result of the Excess Withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the Excess Withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the Excess Withdrawal (as described above). In this case, the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an Excess Withdrawal.

We may waive the Excess Withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. However, we may at a future date decide to consider such withdrawals as Excess Withdrawals. An Excess Withdrawal that would cause your Contract’s Surrender Value to be less than $2,000 will cause your Contract and the Income Now Option to end.

Appendix C includes an example of how Excess Withdrawals may affect your benefit.

Features of the Income Later Option. The following discussion describes certain aspects of how the Income Later option works, which may be different from the Income Now option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Covered Person is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your Guaranteed Annual Lifetime Withdrawals under a settlement option if we are making Guaranteed Annual Withdrawal Settlement Payments).

You may take one Non-Lifetime Withdrawal of any amount before you take Lifetime Withdrawals. While no Simple Interest Benefit (described below) will be applied to your Contract for the Rider Year in which you make your Non-Lifetime Withdrawal, the Simple Interest Benefit will resume the second Rider Year after taking your Non-Lifetime Withdrawal.

Non-Lifetime Withdrawals will decrease your Lifetime Benefit Basis if you take an Excess Withdrawal. If you take any additional withdrawals before the end of the second rider year after taking your first withdrawal, your first withdrawal will no longer be considered a Non-Lifetime Withdrawal. In that case, the Simple Interest Benefit will never resume.

Lifetime Withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your Lifetime Withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each rider year, you may take Excess Withdrawals. Excess Withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the Excess Withdrawal. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. (See DESCRIPTION OF THE CONTRACT, Surrenders (Redemptions) and Partial Withdrawals.)

All withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit are subject to income tax including a 10% penalty tax if the withdrawals are taken before age 59½. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Lifetime Withdrawal Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider’s allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

Also note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make Lifetime Withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted.

If a Lifetime Withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to zero, we will pay any remaining Lifetime Withdrawals under the terms of the Income Payout Option that we will make available for that purpose. (“Guaranteed Lifetime Withdrawal Benefit settlement”). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate, and you may not make additional purchase payments. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit Settlement Payment is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit Settlement Payment.

If you have begun to take Lifetime Withdrawals those will continue past the anticipated Payout Date:

a.)	we may not accept any additional purchase payments;
b.)	we will extend your Payout Date in order to continue providing lifetime withdrawals under the terms of this rider; and
c.)	all other riders attached to your Contract, if any, will terminate.

If Lifetime Withdrawals have not begun as of the anticipated Payout Date, you may change the Payout Date by Written Request. If the Payout Date is extended, we may not accept additional purchase payments, and all other riders attached to your Contract, if any, may terminate. If the Payout Date is not changed, we will use the anticipated Payout Date as your Payout Date and the rider will terminate.

We will continue to assess your rider charges for the Guaranteed Lifetime Withdrawal Benefit rider until your actual Payout Date.

You should carefully consider when to begin taking Lifetime Withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking Lifetime Withdrawals too soon or delay taking Lifetime Withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the Rider Issue Date, even though you may not begin taking withdrawals for many years, or ever. If you elect the Guaranteed Lifetime Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take Excess Withdrawals, reducing your Lifetime Benefit Basis. (See FEDERAL TAX MATTERS, Taxation of Qualified Plans). Lifetime Withdrawals taken before age 59½ are subject to an additional 10% penalty tax. Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Later option are provided in Appendix C.

Amount of your GALWA. The GALWA is the amount we guarantee you may withdraw each year under the Income Later option as long as the Covered Person is alive and you satisfy the rider’s conditions. We determine the GALWA by multiplying the Lifetime Benefit Basis by an annual lifetime benefit percentage of at least 2% (the minimum percentage may be different in your state). The current annual lifetime benefit percentages are shown below. The annual lifetime benefit percentages that apply to your Contract are shown on your rider Data Pages.

Attained Age of Covered Person at First Withdrawal or Step-Up
Age	50-54	55-60	61-64	65-69	70-74	75-79	80+
Percentage	3.00	3.75	4.25	4.50	5.00	5.25	5.50

Joint Covered Persons – Attained Age of Youngest Covered Person at First Withdrawal or Step-Up1
Age	50-54	55-60	61-64	65-69	70-74	75-79	80+
Percentage	2.50	3.25	3.75	4.00	4.50	4.75	5.00
1If only one Covered Person is living at the time of your first withdrawal, we will use the single Covered Person’s rates, and the percentage used will be based on the surviving Covered Person’s Current Age at the time of the first Lifetime Withdrawal.

We determine the Guaranteed Annual Lifetime Withdrawal Amount by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage on the annual lifetime benefit percentage in effect at the Rider Issue Date (as shown on your rider Data Page). The percentage is based on the youngest Covered Person’s Current Age at the time the first Lifetime Withdrawal occurs following the rider Issue Date. The annual lifetime benefit percentage will not change after your first Lifetime Withdrawal occurs. The annual withdrawal percentage is based on the age of the youngest Covered Person and the number of Covered Persons (1 or 2). We will only know if the youngest Covered Person is deceased if you inform us. This information may affect your benefit. Please let us know if a Covered Person dies.

Lifetime Benefit Basis. We use the Lifetime Benefit Basis to calculate the Guaranteed Annual Lifetime Withdrawal Amount. We show the Lifetime Benefit Basis as of the Rider Issue Date on your rider Data Pages.

You may increase the Lifetime Benefit Basis by making purchase payments during the Window Period (“window purchase payments”) up to the maximum window purchase payment allowed (also shown on your rider Data Pages, currently, two times your initial purchase payment) and on each Rider Anniversary the option is in effect, by making use of the simple interest benefit and Step-Up options. Window purchase payments will increase your Simple Interest Benefit Basis and the amount under your Step-Up option. The Window Period is shown on your rider Data Page. While there is no guaranteed minimum window period, we were offering a 12-month Window Period as of the effective date of this prospectus.

We are currently waiving the maximum window purchase payment limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will not affect the Guaranteed Lifetime Withdrawal Benefit rider benefits if the Step-Up option is not in effect.

We will reset the Lifetime Benefit Basis if you make an Excess Withdrawal. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount. See the Excess Withdrawals discussion below for additional information.

Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your Lifetime Withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Later option, the increase will equal simple interest of at least 1% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase) the Simple Interest Benefit is in effect. The current simple interest benefit basis rate is 7.5%. The simple interest benefit basis rate that applies to your Contract is shown on your Rider Data Page.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest benefit basis rate (“Simple Interest Benefit Basis”) must be greater than the Lifetime Benefit Basis for that Rider Anniversary. The Simple Interest Benefit Basis on your rider issue date is equal to your Lifetime Benefit Basis as of that date.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70½) at the time you purchase the Contract.

If a Non-Lifetime Withdrawal occurs, we will suspend the Simple Interest Benefit for the rider year in which the withdrawal occurs; the Simple Interest Benefit will resume the following rider year if no additional withdrawals occur.

This benefit will remain in effect until the earliest of:

•	your first Lifetime Withdrawal following the Rider Issue Date;
•	the 10th Rider Anniversary if no Step-Ups have occurred as of that date;
•	the 10th Step-Up Anniversary of the last Step-Up that occurs on or prior to your 10th Rider Anniversary (but in no event later than the 20th Rider Anniversary); or
•	the date you violate the allocation restrictions.

Your Simple Interest Benefit Basis may be adversely affected if your Non-Lifetime Withdrawal is also an Excess Withdrawal, as described below.

If you take an Excess Withdrawal, we will reduce your Simple Interest Benefit Basis by an amount equal to the greater of:

(1)	the Excess Withdrawal amount; or
(2)	a proportional adjustment amount that is equal to (A) divided by (B), with the result multiplied by (C), where:

(A)	=	the Excess Withdrawal amount;

(B)	=	the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.

(C)	=	is the Simple Interest Benefit Basis before the withdrawal.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically “stepped-up” each year to equal your current Contract Value. Step-Ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the Step-Up. A Step-Up in your Lifetime Benefit Basis will increase your GALWA.

Once elected, the Lifetime Benefit Basis will be annually stepped-up until the earliest of the following:

(a)	the date you violate an allocation restriction;
(b)	the Rider Anniversary on or following the youngest Covered Person’s 85th birthday;
(c)	the date you change Contract ownership; or
(d)	the date you terminate the option by Written Request.

Step-Ups will begin on the Rider Anniversary following your Written Request for automatic Step-Ups. If you elect the “Step-Up,” the start date for the new Benefit Period will be the Step-Up date and the Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. Following your Step-Up election, you may pay a new current charge each year, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the Step-Up if the rider fee will increase. If you discontinue the automatic Step-Ups, you may not re-elect the Step-Up option at a later time.

You should not elect a Step-Up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70½) and you expect to take required minimum distributions from the Contract.

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a Rider Anniversary to the following amounts:

(1)	the Simple Interest Benefit Basis as of that Rider Anniversary; and
(2)	the current Contract Value as of that Rider Anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that Rider Anniversary, the Lifetime Benefit Basis will be increased (stepped-up) by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that Rider Anniversary, there will be no adjustment for that Rider Year and the Lifetime Benefit Basis will not change.

Foundation Account following Step-Up in the Lifetime Benefit Basis. The Benefit Allocation Plan you elect may require you to allocate to the Foundation Account in order to satisfy the rider’s allocation restrictions. This amount equals the Lifetime Benefit Basis (of a Step-Up date) multiplied by the Foundation Account allocation percentage by the Benefit Allocation Plan then in effect. If the Lifetime Benefit Basis is Stepped-Up and we require the Foundation Account as part of the Benefit Allocation Plan then in effect, we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required in order to satisfy the rider’s allocation restrictions. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA fixed periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Excess Withdrawals. An Excess Withdrawal will affect your Lifetime Benefit Basis and your Simple Interest Benefit Basis, and may cause your Contract and the rider to terminate. If an Excess Withdrawal occurs, we will reset your Lifetime Benefit Basis to equal your previous Lifetime Benefit Basis reduced by the greater of:

(a)	the Excess Withdrawal amount; or
(b)	a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
(1)	=	the Excess Withdrawal amount.
(2)	=	the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
(3)	=	the Lifetime Benefit Basis before the withdrawal.

If the Lifetime Benefit Basis is reset (reduced), as described above, as a result of the Excess Withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the Excess Withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the Excess Withdrawal (as described above). In this case the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an Excess Withdrawal.

In addition, an Excess Withdrawal will reduce your Simple Interest Benefit Basis. This reduction will equal the greater of:

•	the amount of your Excess Withdrawal; or
•	a proportionate adjustment to your Simple Interest Benefit Basis equal to (A) divided by (B), with the result multiplied by (C)where:
A is the Excess Withdrawal amount;

B is your Contract Value before the Excess Withdrawal minus your remaining Guaranteed Annual Lifetime Withdrawal Amount (i.e., the amount you may withdraw without exceeding your Guaranteed Annual Lifetime Withdrawal Amount), if any, at the time of the withdrawal; and

C is your Simple Interest Benefit Basis before the Excess Withdrawal.

Finally, an Excess Withdrawal that would cause your Contract’s Surrender Value to be less than $2,000 will cause your Contract and the Income Later option to end.

If you take a Non-Lifetime Withdrawal that also is an Excess Withdrawal, your Lifetime Benefit Basis and Simple Interest Benefit Basis will be affected and your Contract may terminate, all as described above. In addition, the annual credit under the Simple Interest Benefit, when it resumes will equal the simple interest benefit rate multiplied by the adjusted Lifetime Benefit Basis. The adjusted Lifetime Benefit Basis will be determined based on the following formula: The Lifetime Benefit Basis at the end of the first Rider Year, reduced by the greater of:
•	the Excess Withdrawal amount; or
•	a proportional adjustment that is equal to (A) divided by (B) with the result multiplied by (C) where:

(A)	is the Excess Withdrawal Amount:
(B)	is your Contract Value before the withdrawal minus any remaining Guaranteed Annual Lifetime Withdrawal Amount; and
(C)	is the Lifetime Benefit Basis at the end of the first Rider Year.

We may waive the Excess Withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. However, we may at a future date decide to consider such withdrawals as Excess Withdrawals.

Appendix C includes an example of how Excess Withdrawals may affect your benefit.

Allocation Restrictions. There are certain allocation restrictions required if you invest in a Guaranteed Lifetime Withdrawal Benefit rider. If you violate these restrictions, your benefit will irrevocably terminate. These restrictions are intended to minimize our risk that we will have to pay Guaranteed Lifetime Withdrawal Settlement Payments. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other Subaccount(s) or Fixed Periods, if any, not available under the rider.

The allocation restrictions require you to invest all your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and Contract Value in a Benefit Allocation Plan. However, you may elect the DCA Fixed Period at Contract issue. All of your Contract Value allocated to the DCA Fixed Period will then be invested in a Benefit Allocation Plan. The Benefit Allocation Plan may require that you invest in the Foundation Account.

Benefit Allocation Plans. The Guaranteed Lifetime Withdrawal Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Plan. You do not have to elect the Guaranteed Lifetime Withdrawal Benefit rider to use the Benefit Allocation Plan. You should consult your agent to assist you in determining whether these Benefit Allocation Plans are suited for your financial needs and risk tolerance. Subject to approval, notice or consent required by applicable law, we may:

(i)	add Benefit Allocation Plans without prior notice;
(ii)	remove or substitute Benefit Allocation Plans; and
(iii)	substitute allocation options within an available Benefit Allocation Plan.

We will notify you in advance of any substitution, removal or change to a Benefit Allocation Plan you elected. If we remove a Benefit Allocation Plan, existing Contracts that are using the Benefit Allocation Plan at the time it is removed may continue to use it. The removed Benefit Allocation Plan will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Plan.

The allocation restrictions require that you must allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to an available Benefit Allocation Plan. In addition, you may allocate your initial purchase payment to the DCA Fixed Period and then dollar-cost average into the Benefit Allocation Plan you elected.

The Benefit Allocation Plans include certain of the asset allocation models described under DESCRIPTION OF THE CONTRACT, Allocation of Net Purchase Payments. The Benefit Allocation Plans are:

•	Ultra Series Diversified Income Subaccount	•	Ultra Series Moderate Allocation Subaccount
•	Conservative Growth Model	•	BlackRock Global Allocation V.I. Subaccount
•	Ultra Series Conservative Allocation Subaccount	•	Growth Model
•	Balanced Model	•	Aggressive Growth Model
•	Risk-Managed Funds Model	•	Create Your Own Model
•	Moderate Growth Model

See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the Benefit Allocation Plans.

The Create Your Own Model permits you create your own Benefit Allocation Plan from a menu of available Subaccounts. Your Create Your Own Model must include at least four Subaccounts, and no more that 25% can be allocated to any Subaccount after the required allocation to the Foundation Account has been made. The currently available Subaccounts are:

BlackRock Global Allocation V.I.	Ultra Series Core Bond
Franklin High Income VIP	Ultra Series Conservative Allocation
Franklin Income VIP	Ultra Series Moderate Allocation
Invesco V.I. Government Securities	Ultra Series Aggressive Allocation
Invesco V.I. Growth and Income	Ultra Series Diversified Income
Invesco V.I. Mid Cap Growth	Ultra Series High Income
Franklin Mutual Global Discovery VIP	Ultra Series Large Cap Value
Oppenheimer Main Street VA	Ultra Series Large Cap Growth
Oppenheimer Main Street Small Cap VA	Ultra Series Mid Cap
Oppenheimer International Growth VA	Ultra Series International Stock
PIMCO VIT Total Return	Vanguard Variable Insurance Fund Money Market
PIMCO VIT Global Bond (Unhedged)

You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements and Purchase Payment Credits, if any, to one of the other available Benefit Allocation Plans at any time, without charge by Written Request. Written Requests received in Good Order at our Mailing Address before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day’s Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Plan selected.

In order for your benefit to remain in effect, certain Benefit Allocation Plans require you to allocate a specific percentage of your purchase payment(s) to the Foundation Account and we may require a specific dollar amount be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. The specific dollar amount is based on your Lifetime Benefit Basis multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. Allocations to the Foundation Account occur only at the time of a purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The allocation to the Foundation Account is in addition to any allocation to the Ultra Series Core Bond Fund that may be required by a Benefit Allocation Plan. You should carefully consider whether to choose a Benefit Allocation Plan that requires a Foundation Account because there are additional restrictions associated with the Foundation Account in order for your benefit to remain in effect. These restrictions include the inability to take a partial withdrawal from the Foundation Account until the Contract Value in your other allocation options has been exhausted. The amount required to be allowed in the Foundation Account in each available Benefit Allocation Plan are as follows:

Benefit Allocation Plan	Percentage of Purchase Payment or Lifetime Benefit Basis Required to be Allocated to the Foundation Account
Ultra Series Diversified Income Subaccount	0%
Conservative Growth Model	0%
Ultra Series Conservative Allocation Subaccount	0%
Ultra Series Balanced Model	0%
Risk-Managed Funds Model	0%
Moderate Growth Model	10%
Ultra Series Moderate Allocation Subaccount	10%
BlackRock Global Allocation V.I. Subaccount	10%
Growth Model	20%
Aggressive Growth Model	30%
Create Your Own Model	40%

We deduct the percentage that we require to be allocated to the Foundation Account from the initial purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. Similarly, when selecting a Benefit Allocation Plan requiring the Foundation Account and utilizing the DCA six-month Account, the allocation to the Foundation Account is made immediately with the remainder going to the DCA six-month Account. Over the next six months the DCA Account automatically transfers money to the selected Benefit Allocation Plan. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Growth Model as your Benefit Allocation Plan, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Growth Model. Had the DCA six-month Account been utilized the $80,000 would have first went to the DCA Account.

We deduct the percentage that we require to be allocated to the Foundation Account from your purchase payment first, and then allocate the remainder according to the Benefit Allocation Plan you elected. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Growth Model, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Growth Model.

If you request a transfer and the Foundation Account is part of the Benefit Allocation Plan you are transferring into, we will require that you allocate a specific dollar amount of Contract Value to the Foundation Account for your benefit to remain in effect. That dollar amount is equal to the Lifetime Benefit Basis as of the transfer date multiplied by the Foundation Account Allocation Percentage required for the Benefit Allocation Plan elected. We first will transfer such required dollar amount into the Foundation Account. We then will transfer your remaining Contract Value (after we deduct the required dollar amount allocated to the Foundation Account) to all other allocation options included in the Benefit Allocation Plan selected in proportion to the allocation percentage required for each allocation option.

Example. Your Lifetime Benefit Basis is $100,000 and you invest in the Create Your Own Model which has an allocation percentage of 40% to the Foundation Account. Your current Contract Value is $90,000 (Foundation Account $40,000; non-Foundation Account amount $50,000. You transfer to the Growth Model. The Growth Model Benefit Allocation Plan requires that you keep 20% or $20,000 in the Foundation Account ($100,000 Lifetime Benefit Basis x 20% required in the Foundation Account). Your total Contract Value of $90,000 would not change as a result of the transfer, but now only $20,000 would be allocated to the Foundation Account and $70,000 would be allocated to the non-Foundation Account allocation options.

Additional examples of how the Foundation Account will work are provided in Appendix C to this prospectus.

We require all Benefit Allocation Plans to participate in the automatic personal portfolio rebalancing service (“rebalancing”) if the Benefit Allocation Plan you selected includes two or more Subaccounts other than the Foundation Account for your benefit to remain in effect. With rebalancing, we transfer Contract Value on each Contract Anniversary among the Subaccounts (other than the Foundation Account) to achieve a particular percentage allocation of Contract Value among those Subaccounts.

You will violate an allocation restriction if you transfer your Contract Value to an allocation option other than available Benefit Allocation Plan. If you do so, your Income Now or Income Later rider will terminate unless otherwise prohibited by state law.

Death Benefit. If you elect the Guaranteed Lifetime Withdrawal Benefit on or after October 19, 2009, your Guaranteed Lifetime Withdrawal Benefit generally includes a minimum guaranteed death benefit. However, if you convert from a Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit, your death benefit will be the basic death benefit that is offered in the Contract (unless you have elected one of the optional death benefit riders described above under “Optional Death Benefits”). The death benefit proceeds described below will be reduced by any applicable premium expense charges not previously deducted, as stated above under “Purchase Payment Credits,” and reduced by any Purchase Payment Credits applied to your Contract Value within 12 months of the Annuitant’s death. Note that Federal tax law generally requires that amounts be distributed upon the death of the Owner (or death/change of an Annuitant if there is a non-natural Owner.) (See DESCRIPTION OF THE CONTRACT, Contract Loans, Death of an Owner, and FEDERAL TAX MATTERS).

The death benefit under the Guaranteed Lifetime Withdrawal Benefit is equal to the greater of:

(i)
the Contract Value less any Purchase Payment Credits applied within 12 months of the Annuitant’s death, as of the date we receive Due Proof of Death reduced by any rider charges (calculated in proportion to the number of days since the prior Contract Anniversary for a partial year’s charge); or

(ii)	the sum of your Net Purchase Payments made as of the date we receive Due Proof of Death minus an adjustment for each partial withdrawal made as of the date we receive Due Proof of Death.

If there is a partial withdrawal, the death benefit under the Guaranteed Lifetime Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an Excess Withdrawal. If the withdrawal is an Excess Withdrawal, we will adjust the death benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

(a)	=	the Excess Withdrawal amount;
(b)	=	the Contract Value immediately before the Excess Withdrawal; and
(c)	=	the sum of your Net Purchase Payments immediately before the date of the Excess Withdrawal, less any adjustments previously made for prior Excess Withdrawals.

The adjustment for an Excess Withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The death benefit proceeds described above will be reduced by any applicable premium expense charges not previously deducted. We will not pay a death benefit if we are making Guaranteed Lifetime Withdrawal Settlement Payments.

Continuation Benefit. The continuation benefit allows an eligible joint Covered Person (who is not a co-Annuitant) to continue the Contract, including the Guaranteed Lifetime Withdrawal Benefit rider, in lieu of receiving death proceeds. Any continuation, however, is subject to the requirements of Code §72(s). The eligible joint Covered Person must elect to continue the Guaranteed Lifetime Withdrawal Benefit under the rider in order to continue the benefit. If the eligible joint Covered Person elects to continue the Contract without electing to continue the rider under this provision, the Guaranteed Lifetime Withdrawal Benefit will not continue.

Under the continuation benefit, a joint Covered Person who is the Covered Person’s spouse may continue the Guaranteed Lifetime Withdrawal Benefit if he or she if the sole primary beneficiary of the Contract on the date of death. An eligible joint Covered Person must elect the continuation benefit within 60 days of our receipt of due proof of death of the Covered Person. When elected, the joint Covered Person will continue to receive the benefits of the rider as long as he or she complies with Guaranteed Lifetime Withdrawal Benefit rider’s conditions. This benefit may be exercised one time.

The benefit is generally designed to comply with current federal tax provisions related to status as a “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses.

Under current law, a person who is recognized as a surviving “spouse” of the deceased Covered Person for federal tax purposes is afforded more favorable tax treatment than a person who is not recognized as a surviving “spouse” for federal tax purposes. Please consult with your own legal and tax advisors for more information on this subject.

Joint Covered Person/Co-Annuitant Death. The Contract will continue in the event of the death of a joint Covered Person (i.e., the spouse of the primary Covered Person) who also is a co-Annuitant under the Contract. In the event, the Contract will pay the death benefit under your Guaranteed Lifetime Withdrawal Benefit rider, if applicable, at the death of the surviving Covered Person.

In the Event of Divorce. If you and your spouse divorce, we will not divide the benefit under the Guaranteed Lifetime Withdrawal Benefit rider as part of a divorce settlement or judgment. Any withdrawal in the event of a divorce will be considered a withdrawal under your Guaranteed Lifetime Withdrawal Benefit. You should consult a tax advisor concerning the tax consequences that can arise under your Contract and the Guaranteed Lifetime Withdrawal Benefit rider as a result of divorce.

Termination. You may terminate the Guaranteed Lifetime Withdrawal Benefit rider on any date. However, termination of the rider before the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. If you terminate the Guaranteed Lifetime Withdrawal Benefit rider, your death benefit (if that option is integrated within the Guaranteed Lifetime Withdrawal Benefit) will also terminate and the basic death benefit that is available under the Contract will go into effect.

In addition, the Guaranteed Lifetime Withdrawal Benefit rider will automatically terminate on the earliest of:

(a)	the Payout Date;
(b)	the date there is a change of ownership of the Contract;
(c)	the date you violate an allocation restriction;
(d)	the date you surrender your Contract;
(e)	the date we receive Due Proof of Death of the last surviving Covered Person; or
(f)	the date we receive Due Proof of Death of the primary Covered Person if:
1.	there is a surviving joint Covered Person (who is not also a co-Annuitant); and
2.	he or she is not eligible to continue the Contract under the continuation benefit or he or she does not elect to continue the Contract under the continuation benefit.

For the Guaranteed Lifetime Withdrawal Benefit rider to remain in effect, all of your Net Purchase Payments, Purchase Payment Credits, Contract Value Increase Enhancements, and Contract Value must be invested in an available Benefit Allocation Plan. You may transfer to another available Benefit Allocation Plan at any time. However, if you (i) elect to discontinue allocating to an available Benefit Allocation Plan, (ii) take a partial withdrawal from the Foundation Account before Contract Value in other allocation options is exhausted, or (iii) change Contract ownership, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer, partial withdrawal, or ownership change occurs before the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed based on the Benefit Basis in effect on the Valuation Day immediately preceding the transfer, partial withdrawal, or ownership change (if permitted in your state) until the Minimum Charge Period is reached.

Guaranteed Lifetime Withdrawal Benefit Charge. If you elect the Guaranteed Lifetime Withdrawal Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the Guaranteed Lifetime Withdrawal Benefit charge after the Payout Date.

We calculate the amount of the Guaranteed Lifetime Withdrawal Benefit charge annually by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge rate by the average daily Lifetime Benefit Basis for the prior Contract Year.

The current annual Guaranteed Lifetime Withdrawal Benefit charge is .95% of the average daily Lifetime Benefit Basis for the prior Contract Year, with a maximum charge of 1.75%.

If you choose to Step-Up your Lifetime Benefit Basis, you may pay a new current charge, up to the maximum charge for your rider, which may be higher. If the rider charge as of the date of the Step-Up is different from the current rider charge, we will notify you at least 60 days in advance of the Step-Up. You have the option not to Step-Up and continue the existing benefits at their current price.

Because the annual charge is determined by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge rate by the average daily Lifetime Benefit Basis, making additional purchase payments that increase your Lifetime Benefit Basis, will result in an increase in the annual charge for this rider, even if the charge rate does not change.

If the current rider is not approved in your state or your application for the rider is dated before May 1, 2010, a prior, approved rider may be issued, which has different charges. (See SUMMARY, Charges and Deductions and the Appendices). Information about prior versions of this rider is available in the appendices to this Prospectus.

On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Lifetime Withdrawal Benefit charge pro-rata from your Contract Value except from Contract Value in the Foundation Account. If there is insufficient Contract Value in all other allocation options, we will deduct the charge from the Contract Value in the Foundation Account. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

Principal Protector

Principal Protector is a Guaranteed Minimum Accumulation Benefit rider.

Definitions Before we discuss the Guaranteed Minimum Accumulation Benefit, you need to understand the terms we use to describe those benefit. We use the following definitions to describe how the optional Guaranteed Minimum Accumulation Benefit works:

Benefit Allocation Plan means one or more specific allocation options or purchase payment allocation plans that we will use to provide the guarantee described by this rider. The Benefit Allocation Plan selected is shown on the rider Data Page.

Benefit Basis means the guaranteed minimum contract value under this rider as of the expiration date for the Benefit Period.

Benefit Period means a period of time beginning on a start date and continuing until an expiration date. References to a “Benefit Period” include your initial Benefit Period, a new Benefit Period if you elect to Step-Up and any renewal Benefit Period(s) thereafter.

Foundation Account has the meaning provided in the Glossary.

Monthly Anniversary means the same day in each month as the Rider Issue Date.

Rider Anniversary means the same day and month as the Rider Issue Date for each year that the rider remains in force.

Rider Issue Date means the date shown on your rider Data Page that we use to determine Rider Years and Rider Anniversaries.

Rider Year means any twelve-month period beginning on a Rider Issue Date or a Rider Anniversary and ending one day before the next Rider Anniversary.

Step-Up Anniversary means the same day and month as the Step-Up Date for each year following a Step-Up in the Benefit Basis.

Step-Up Date means the date that a Step-Up in the Benefit Basis occurs.

Window Period means the period of time that additional purchase payments made may be included in the Benefit Basis. The Window Period, if any, is shown on your Rider Data Page.

Benefit Description. Principal Protector is a Guaranteed Minimum Accumulation Benefit rider. For Guaranteed Minimum Accumulation Benefit riders issued on or after the date of this Prospectus, the Guaranteed Minimum Accumulation Benefit is described below. The current version of this rider may not be approved in all states. If it is not, a prior, approved version may be available. Contact your agent or us if you have questions about availability in your state. If a current rider is not approved in your state or your application for a rider is dated before May 1, 2010, a prior, approved version may be issued. The Guaranteed Minimum Accumulation Benefit riders are described in Appendix K (for riders issued on and after October 19, 2009 but before May 1, 2010); Appendix L (for riders issued after April 30, 2009 but before October 19, 2009; Appendix M (for riders issued after November 23, 2008 and before May 1, 2009), Appendix N (for riders issued after October 29, 2006 and before November 24, 2008), and Appendix O (for riders issued before October 30, 2006).

General. We designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract’s accumulation period. The Guaranteed Minimum Accumulation Benefit rider is available for an additional charge, and provides that we will guarantee that on the expiration date of the Benefit Period, your Contract Value will at least equal a Benefit Basis less adjustments for partial withdrawals. We currently offer a 10-year Benefit Period for the Guaranteed Minimum Accumulation Benefit rider. The increase in Contract Value will occur on the rider’s expiration date. We will allocate the increase in all allocation options, other than the Foundation Account, on a pro-rata basis and the Contract Value in the Foundation Account, if any, will be transferred to all allocation options, other than the Foundation Account on a pro-rata basis. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the General Minimum Accumulation Benefit, but not both optional benefits. You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in current payments. Partial withdrawals may reduce the Benefit Basis by more than the withdrawal amount. If you elect the Guaranteed Minimum Accumulation Benefit for a Qualified Contract, tax rules may require you to take withdrawals after a certain date, reducing your Benefit Basis. You should not elect this benefit if you anticipate taking required minimum distributions under this Contract. (See FEDERAL TAX MATTERS, Taxation of Qualified Plans). Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider.

Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the Guaranteed Minimum Accumulation Benefit rider if the Annuitant is no more than 85 years old on the Contract Issue Date. This rider, however, is not available if the plan type for the Contract to which the rider is attached is classified a Beneficiary IRA or non-qualified Beneficiary Contract. The terms “Beneficiary IRA” and “non-qualified Beneficiary” Contract refer to the Contract that has been inherited by a spouse Beneficiary or other Beneficiary upon the death of the Owner. We may accept or refuse a request to issue a Guaranteed Minimum Accumulation rider in our sole discretion.

Allocation Restrictions and Benefit Allocation Plans. There are certain allocation restrictions required if you invest in the Guaranteed Minimum Accumulation Benefit rider. If you violate these restrictions, your benefit will irrevocably terminate. The allocation restrictions require for your benefit to remain in effect that you to invest all your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and Contract Value in a Benefit Allocation Plan, and will not permit you to transfer Contract Value to an allocation option that is not available under the rider. However, you may elect the DCA Fixed Account at Contract issue. All of your Contract Value allocated to the DCA Fixed Account will then be invested in a Benefit Allocation Plan. The Benefit Allocation Plan may require that you invest in the Foundation Account.

If you elect the Guaranteed Minimum Accumulation Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must be allocated to one or more of the Benefit Allocation Plans. The rider offers Benefit Allocation Plans with pre-selected Subaccounts and percentages that have been established for different types of investors. The Benefit Allocation Plans generally are designed to provide consistent returns by minimizing risks, and may require you to invest in the Foundation Account (which in turn, has certain restrictions). In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from Subaccount(s) or Fixed Periods, if any, are available under the rider. The Guaranteed Minimum Accumulation Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Plan. You do not have to elect the Guaranteed Minimum Accumulation Benefit rider to use the Benefit Allocation Plans. You should consult your agent to assist you in determining whether these allocation options are suited for your financial needs and risk tolerance. If you choose to allocate your purchase payments and Contract Value to Benefit Allocation Models that are individual Subaccounts or the Fixed Account, you may allocate 100% of your funds to one Subaccount or the Fixed Account or divide your funds among the Subaccounts. If you choose to allocate your funds to the Fixed Account, you may choose only one Fixed Account option.

Subject to approval, notice or consent required by applicable law, we may:

(i)	add Benefit Allocation Plans without prior notice;
(ii)	remove or substitute Benefit allocation plans; and
(iii)	substitute Subaccount(s) or Fixed Periods within an available Benefit Allocation Plan.

We will notify you in advance of any substitution, removal or change to a Benefit Allocation Plan you elected. If we remove a Benefit Allocation Plan, existing Contracts that are using the Benefit Allocation Plan at the time it is removed may continue to use it. The removed Benefit Allocation Plan will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Plan.

The allocation restrictions require that you allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to an available Benefit Allocation Plan. In addition, you may allocate your initial purchase payment to the DCA Fixed Period and then dollar-cost average into the Benefit Allocation Plan you elected.

The Benefit Allocation Plans include certain of the asset allocation models described under DESCRIPTION OF THE CONTRACT, Allocation of Net Purchase Payments. The Benefit Allocation Plans are:

•	Ultra Series Diversified Income Subaccount	•	Ultra Series Moderate Allocation Subaccount
•	Conservative Growth Model	•	BlackRock Global Allocation V.I. Subaccount
•	Ultra Series Conservative Allocation Subaccount	•	Growth Model
•	Balanced Model	•	Aggressive Growth Model
•	Risk-Managed Funds Model	•	Create Your Own Model
•	Moderate Growth Model

See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the Benefit Allocation Plans.

The Create Your Own Model permits you create your own Benefit Allocation Plan from a menu of available Subaccounts. Your Create Your Own Model must include at least four Subaccounts, and no more that 25% can be allocated to any Subaccount after the required allocation to the Foundation Account has been made. The currently available Subaccounts are:

BlackRock Global Allocation V.I.	Ultra Series Core Bond
Franklin High Income VIP	Ultra Series Conservative Allocation
Franklin Income VIP	Ultra Series Moderate Allocation
Invesco V.I. Government Securities	Ultra Series Aggressive Allocation
Invesco V.I. Growth and Income	Ultra Series Diversified Income
Invesco V.I. Mid Cap Growth	Ultra Series High Income
Franklin Mutual Global Discovery VIP	Ultra Series Large Cap Value
Oppenheimer Main Street VA	Ultra Series Large Cap Growth
Oppenheimer Main Street Small Cap VA	Ultra Series Mid Cap
Oppenheimer International Growth VA	Ultra Series International Stock
PIMCO VIT Total Return	Vanguard Variable Insurance Fund Money Market
PIMCO VIT Global Bond (Unhedged)

You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements, and Purchase Payment Credits, if any, to one of the other available Benefit Allocation Plans at any time, without charge by Written Request. Written Requests received in Good Order at our Mailing Address before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day’s Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Plan selected.

In order for your benefit to remain in effect, certain Benefit Allocation Plans require you to allocate a percentage of your purchase payment(s) to the Foundation Account and we may require a specific dollar amount to be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. The specific dollar amount is based on your Benefit Basis multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. Allocations to the Foundation Account occur only at the time of a purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The allocation to the Foundation Account is in addition to any allocation to the Ultra Series Core Bond Fund that may be required by a Benefit Allocation Plan. You should carefully consider whether to choose a Benefit Allocation Plan that requires a Foundation Account because there are additional restrictions associated with the Foundation Account. These restrictions include the inability to take a partial withdrawal from the Foundation Account until the Contract Value in your other allocation options has been exhausted. We describe the Foundation Account restrictions above and below. The Benefit Allocation Plans that require the Foundation Account and the amount required to be allocated to the Foundation Account are as follows:

Benefit Allocation Plan	Percentage of Contract Value Required to be Allocated to the Foundation Account when a Guaranteed Minimum Accumulation Benefit Rider is purchased
Ultra Series Diversified Income Subaccount	0%
Conservative Growth Model	10%
Ultra Series Conservative Allocation Subaccount	10%
Balanced Model	20%
Risk-Managed Funds Model	20%
Moderate Growth Model	30%
Ultra Series Moderate Allocation Subaccount	30%
BlackRock Global Allocation V.I. Subaccount	30%
Growth Model	40%
Aggressive Growth Model	50%
Create Your Own Model	50%

We deduct the percentage that we require to be allocated to the Foundation Account from the initial purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. Similarly, when selecting a Benefit Allocation Plan requiring the Foundation Account and utilizing the DCA six-month Account, the allocation to the Foundation Account is made immediately with the remainder going to the DCA six-month Account. Over the next six months the DCA Account automatically transfers money to the selected Benefit Allocation Plan. For example, if your purchase payment is $100,000, you elect a Guaranteed Accumulation Benefit, and you select the Growth Model as your Benefit Allocation Plan, we would allocate 40% ($40,000) to the Foundation Account and then allocate the remaining $60,000 among the Subaccounts in the Growth Model. Had the DCA six-month Account been utilized the $60,000 would have first went to the DCA Account.

We deduct the percentage that we require to be allocated to the Foundation Account from your purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Balanced Model, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Balanced Model.

If you request a transfer and the Foundation Account is part of the Benefit Allocation Plan you are transferring into, we will require that you allocate a specific dollar amount in the Foundation Account. That dollar amount is equal to the Benefit Basis as of the transfer date multiplied by the Foundation Account Allocation Percentage required for the Benefit Allocation Plan you elected. We first will transfer such required dollar amount into the Foundation Account. We then will transfer your remaining Contract Value (after we deduct the required dollar amount allocated to the Foundation Account) to all other allocation options included in the Benefit Allocation Plan selected in proportion to the allocation percentage required for each allocation option.

Example. Your Benefit Basis is $100,000 and you invest in the Growth Model which has an allocation percentage of 40% to the Foundation Account. Your current Contract Value is $90,000 (Foundation Account $40,000; non-Foundation Account amount $50,000). You transfer to the Balanced Model. The Balanced Model Benefit Allocation Plan requires that you keep 20% or $20,000 in the Foundation Account ($100,000 Benefit Basis x 20% required in the Foundation Account). Your total

Contract Value of $90,000 would not change as a result of the transfer, but now only $20,000 would be allocated to the Foundation Account and $70,000 would be allocated to the non-Foundation Account allocation options.

We require all Benefit Allocation Plans to participate in the automatic personal portfolio rebalancing service (“rebalancing”) for your benefit to remain in effect if the Benefit Allocation Plan you selected includes two or more Subaccounts, other than the Foundation Account. With rebalancing, we transfer Contract Value on each Contract Anniversary among the Subaccounts (other than the Foundation Account) to achieve a particular percentage allocation of Contract Value among those Subaccounts.

You will violate an allocation restriction if you transfer your Contract Value to an allocation option other than available Benefit Allocation Plan. If you do so do, your Guaranteed Minimum Accumulation Benefit will terminate.

Benefit Basis. Your Benefit Basis is equal to your initial Net Purchase Payment. You may increase the Benefit Basis by the amount of Net Purchase Payments. While there is no guaranteed minimum window period, we were offering a 12-month window period as of the effective date of this prospectus. We limit the amount of window purchase payments that count toward your Benefit Basis to the maximum window purchase payment amount, currently up to two times your initial purchase payment, but not to exceed $1,000,000 in total for all purchase payments, including window purchase payments. You should carefully consider whether you want to make purchase payments after the Window Period or in excess of the maximum window purchase payment amount shown on your rider Data Pages. Such purchase payments will increase the Contract Value, but will not contribute to your Guaranteed Minimum Accumulation Benefit rider benefits unless a Step-Up occurs. The Benefit Basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the Guaranteed Minimum Accumulation Benefit rider’s expiration date.

Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the Guaranteed Minimum Accumulation Benefit rider is in effect, however, we will reduce your Benefit Basis by the greater of:

(a)	the partial withdrawal amount, including associated surrender charges, if any; or
(b)	a proportionate adjustment to your Contract Value withdrawn equal to (1) divided by (2), with the result multiplied by (3), where:
	(1)	=	the partial withdrawal amount, including associated surrender charges;
	(2)	=	the Contract Value immediately before the partial withdrawal; and
	(3)	=	the Benefit Basis immediately before the partial withdrawal.

Partial withdrawals will reduce your death benefit and are subject to income tax, including a 10% penalty tax if the withdrawals are taken before age 59½. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Minimum Accumulation Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider’s allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

See Appendix D of this Prospectus for examples of this calculation. If you plan to take required minimum distributions from your Contract, you should not purchase the Guaranteed Minimum Accumulation Benefit.

Step-Up. On or following your third Rider Anniversary (and on any Monthly Anniversary or following each subsequent third rider Step-Up Anniversary), you have the opportunity to “Step-Up” your Benefit Basis to equal your current Contract Value and begin a new Benefit Period of the same duration as the prior Benefit Period. This option is available if we are issuing new Guaranteed Minimum Accumulation Benefit riders on the day you request a Step-Up and provided all of the following conditions are met:

(1)	the expiration date for the new Benefit Period does not extend past the anticipated Payout Date shown on your Contract Data Page;
(2)	the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the Step-Up date;
(3)	your Contract Value is greater than zero;
(4)	your Contract Value is greater than the Benefit Basis as of the Step-Up date;
(5)	we receive your Written Request to Step-Up the Benefit Basis; and
(6)	the benefit provided by the rider has not been revoked due to a violation of the allocation restrictions.

Your Step-Up Date will be the Monthly Anniversary following our receipt of your Written Request.

If you elect the “Step-Up,” a new Benefit Period with a start date equal to the Step-Up Date will begin. We also will adjust your Benefit Basis so that it will equal your Contract Value as of the Step-Up Date. A new Minimum Charge Period will begin. We determine the annual charge for the rider by multiplying the rider charge rate by the average daily Benefit Basis; therefore, a “Step-Up” will increase the annual rider charge even if the rider charge rate shown on your rider Data Pages does not change.

See Appendix D for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.

Foundation Account following a “Step-Up” in the Benefit Basis. The Benefit Allocation Plan you elect may require that you allocate a specific dollar amount to the Foundation Account in order for your benefit to remain in effect. This amount equals the Benefit Basis (as the Step-Up date) multiplied by the Foundation Account allocation percentage by the Benefit Allocation Plan you elected. If the Benefit Basis is increased (stepped-up) and we require the Foundation Account as part of the Benefit Allocation Plan you elected, we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA Fixed Periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Termination. You may terminate the Guaranteed Minimum Accumulation Benefit rider on any date. However, termination of the rider before the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate on the earliest of:

(1)	the expiration date of the Benefit Period, unless you elect to renew the Benefit Period;
(2)	the Payout Date;
(3)	the date Due Proof of Death of the last surviving Annuitant is received;
(4)	the date there is a change of Annuitant for any reason;
(5)	the date you surrender your Contract;
(6)	the date you violate an allocation restriction; or
(7)	the date the ownership of your Contract changes.

For the Guaranteed Minimum Accumulation Benefit rider to remain in effect, all of your Net Purchase Payments, Purchase Payment Credits, Credit Value Increase Enhancements, and Contract Value must be invested in an available Benefit Allocation Plan. You may transfer to another available Benefit Allocation Plan at any time. However, if you (i) elect to discontinue allocating to an available Benefit Allocation Plan, (ii) take a partial withdrawal from the Foundation Account before Contract Value in other allocation options is exhausted, or (iii) change Contract ownership, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer, partial withdrawal, or ownership change occurs before the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed based on the Benefit Basis in effect on the Valuation Day immediately preceding the transfer, partial withdrawal, or ownership change (if permitted in your state) until the Minimum Charge Period is reached.

If the rider terminates, you will not be permitted to Step-Up your Benefit Basis or renew a Benefit Period (described below), and you cannot convert the Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit rider (discussed below). Upon termination (other than on contract surrender or death), we will reallocate any Contract Value in the Foundation Account to the other Subaccounts in the Benefit Allocation Plan you elected on a pro-rata basis.

Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal Benefit Period must be the same duration as the expiring Benefit Period, and cannot extend beyond the anticipated Payout Date shown on your Contract’s Data Pages. In addition, at the time of renewal, your Benefit Basis must be greater than zero and your Contract Value must be greater than your Benefit Basis. You must not have violated the rider’s allocation restrictions. We must receive your Written Request to renew the Benefit Period at our Mailing Address at least 30 days before the expiration date.

As a result of the renewal, the current charge rate for the rider may increase, but will not exceed the maximum charge rate shown on your rider Data Pages. A new Minimum Charge Period of seven years will begin as of the renewal date. You will have to pay for the benefit for at least seven years unless you terminate the Contract.

You may also convert the Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider (if the Guaranteed Lifetime Withdrawal Benefit rider is offered) on a monthly anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Covered Persons (the oldest person designated as the Annuitant under this rider) must be between the age of 55 and 85 as of the date of conversion for the Income Now option and between the age of 50 and 85 for the Income Later option, and we must receive your Written Request for conversion at our Mailing Address.

If you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the Monthly Anniversary following receipt of your request. The Lifetime Benefit Basis for the Guaranteed Lifetime Withdrawal Benefit will equal the greater of your Benefit Basis under the Guaranteed Minimum Accumulation Benefit rider and your Contract Value on the date of conversion. Also, when you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, you will not receive the death benefits that are integrated with the Guaranteed Lifetime Withdrawal Benefit rider. You will continue to receive the basic death benefit provided by the Contract and any optional death benefits that were elected, and you will continue to have all death benefits adjusted pro-rata for all withdrawals.

On conversion from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, the withdrawal percentages are established at the time of the first withdrawal after the conversion based on the age of the Covered Person(s) at the time of that withdrawal. Examples of how a conversion works are provided in Appendix D.

You should carefully consider whether to elect a renewal or conversion under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70½) and you expect to take required minimum distributions from the Contract.

Expiration Date. If you do not elect to convert or renew your rider, your rider will expire on the expiration date shown on your rider Data Pages and the Contract Value in the Foundation Account, if any, will be transferred to all other allocation options included in your Benefit Allocation Plan on a pro-rata basis.

Guaranteed Minimum Accumulation Benefit Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The amount of the Guaranteed Minimum Accumulation Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Accumulation Benefit charge percentage by the average daily Benefit Basis for the prior Contract Year. The current annual Guaranteed Minimum Accumulation Benefit charge percentage is 1.05%, with a maximum charge of 1.75%.

This charge percentage will not change unless you choose to Step-Up or renew your Benefit Period. You may pay a new current charge, up to the maximum charge for your rider, which may be higher. We will give you notice regarding the charge prior to any Step-Up or renewal you elect.

On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Minimum Accumulation Benefit charge pro-rata from your Contract Value except from Contract Value in the Foundation Account. If there is insufficient Contract Value in all other allocation options, we will deduct the charge from the Contract Value in the Foundation Account. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to Step-Up the Benefit Basis, conversion to a Guaranteed Lifetime Withdrawal Benefit rider, termination of the Guaranteed Minimum Accumulation Benefit rider after the expiration of the Minimum Charge Period, payment of death proceeds, or an Income Payout Option, if the surrender, election to Step-Up the Benefit Basis, conversion to Guaranteed Lifetime Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payout Option does not occur on a Contract Anniversary.

Because the annual charge is determined by multiplying the current annual Guaranteed Minimum Accumulation Benefit rider charge percentage by the average daily Benefit Basis, making additional purchase payments that increase your Benefit Basis and electing to step up your Benefit Basis will result in an increase in the annual charge for this rider, even if the rider charge rate does not change.

If the current rider has not been approved in your state or your application is dated before May 1, 2010, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.)

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution agreement with CBSI for the distribution and sale of the Contract. CBSI is a wholly owned subsidiary of CUNA Mutual Investment Corporation, which is a wholly owned subsidiary of CMFG Life Insurance Company. CBSI is a member of FINRA, and offers the Contract through its registered representatives. CBSI may also enter into selling agreements with other broker-dealers (“selling firms”) for the sale of the Contract. Registered representatives of CBSI and selling firms who sell the Contracts have been appointed by us as insurance agents. We no longer issue new Contracts.

We pay up-front commissions of up to 7.25% of purchase payments to CBSI and selling firms for sales of the Contracts by their registered representatives. Alternatively, if elected, we may pay a reduced up-front commission in exchange for paying up to 1.00% of Contract Value as ongoing compensation either annually or quarterly for so long as the Contract remains in effect. Under B-Share Class Contracts without Purchase Payment Credits, we pay ongoing compensation annually. Under L-Share Class Contracts and B-Share Class Contracts with Purchase Payment Credits, we pay ongoing compensation quarterly. The greater the amount of compensation paid to CBSI at the time you make a purchase payment, the less we will pay as ongoing compensation.

CBSI and selling firms pay their registered representatives a portion of the compensation received for their sales of the Contracts. CBSI registered representatives and their managers may also be eligible for various cash benefits, such as insurance benefits, and non-cash compensation items that we and/or one or more of our affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. CBSI’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year. This additional compensation can be up to 4.0% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. Any trail commissions for Contract sales will cease upon payments made for Owner’s life contingent annuitization. Our compensation practices generally discourage annuitization during the first Contract Year. However, there are exceptions to such general practices (such as when an Owner elects a variable Income Payout Option). Ask your agent for more information.

All of the Funds and/or the principal underwriter for the Funds make payments to CBSI under the Funds’ Rule 12b-1 distribution and/or service plans in consideration of services provided by CBSI in distributing shares of those Funds and/or servicing Contract Owners. For the Ultra Series Fund, Rule 12b-1 fees are only paid on Class II shares. Rule 12b-1 payments may range up to 0.35% of Variable Account assets invested in a particular Fund. Payments under a Fund’s Rule 12b-1 plan decrease the Fund’s investment return.

A portion of the compensation paid to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your agent for further information about the compensation and other benefits the selling firm for which he or she works receives in connection with your purchase of a Contract.

No specific charge is assessed directly to Owners of the Contracts to cover commissions and other incentives or payments described above. We intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Contracts and other corporate revenue.

FEDERAL TAX MATTERS

The Following Discussions is General and Is Not Intended as Tax Advice

Introduction
This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be “adequately diversified” in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although we do not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give Owners investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (1) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (2) if any Owner dies prior to the Payout Date, the entire interest in the Contract will be distributed within five years after the date of the Owner’s death. These requirements will be considered satisfied as to any portion of the Owner’s interest which is payable to or for the benefit of a “designated Beneficiary” and which is distributed over the life of such Owner or over a period not extending beyond the life expectancy of that Owner, provided that such distributions begin within one year of that Owner’s death. The Owner’s “designated Beneficiary” is the person designated by such Owner as an Annuitant and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner’s “Designated Beneficiary” is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

Taxation of Annuities
The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

If your Contract contains a Guaranteed Lifetime Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, it is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than annuity payments. In view of this uncertainty, we intend to treat amounts paid prior to the date of a Guaranteed Lifetime Withdrawal Benefit settlement as withdrawals and any amounts paid out under an Income Payout Option after the Guaranteed Lifetime Withdrawal Benefit settlement as annuity payments. You should consult a tax advisor before purchasing either of these riders. Similarly for Qualified Contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Lifetime Withdrawal Benefit rider or the Guaranteed Minimum Accumulation Benefit rider itself. Consult a tax advisor.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the “investment in the contract” during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the “investment in the contract” can be zero. Special tax rules may be available for certain distributions from Qualified Contracts. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the “investment in the contract.”

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

However, if you purchase the Guaranteed Lifetime Withdrawal Benefit rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

(1)	Contract Value, or
(2)	Guaranteed Lifetime Withdrawal Benefit Basis or Lifetime Benefit Basis over your investment in the Contract will be treated by us as a taxable distribution.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the Contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the “investment in the contract” by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her “investment in the contract.” For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

(1)	made on or after the taxpayer reaches age 59½;
(2)	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);
(3)	attributable to the taxpayer’s becoming disabled;
(4)
as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

(5)	made under certain annuities issued in connection with structured settlement agreements; and
(6)
made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

Separate Account Charges
It is possible that the Internal Revenue Service may take the position that rider fees (e.g. Spouse Beneficiary Death Benefit rider) are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Transfers, Assignments, or Exchanges of a Contract
A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects. In addition, if you exchange this Contract for a contract issued by someone other than us, we may require that you complete one or more forms provided by us in addition to any forms required by the other insurance company before we consider the exchange request in Good Order.

Withholding
Distributions from Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions. “Taxable eligible rollover distributions” from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457 governmental plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Multiple Contracts
All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Plans
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59½ (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70½ or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent Owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70½. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70½. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner’s death. If your minimum required distribution amount exceeds your GAWA or GALWA, you will have to withdraw more than the GAWA or GALWA to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal amount. If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner’s gross income and may be deductible in whole or in part depending on the individual’s income. Distributions from certain other types of qualified plans, however, may be “rolled over” on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59½ (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner’s gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These purchase payments may be subject to FICA (Social Security) taxes. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or keeper, and other product providers. Effective November 15, 2007, new Contracts are no longer available to be used as funding vehicles for Code Section 403(b) retirement programs. Effective January 1, 2009, we will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

Certain Deferred Compensation Plans. Code Section 457(b) provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

Possible Charge for Our Taxes
 At the present time, we do not charge the Subaccounts for any Federal, state, or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. We, however, may in the future charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences
As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus.

Further, the Federal income tax consequences discussed herein reflect our understanding of current law and the law may change.

Federal Estate Taxes, Gift and Generation-Skipping Transfer. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST tax”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Non-resident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.

In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

LEGAL PROCEEDINGS

We, like other life insurance companies, and our subsidiaries may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, us, or CBSI to perform its contract with the Variable Account, or on our ability to meet our obligations under the Contract.

COMPANY HOLIDAYS

We are closed on the following holidays: New Year’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. We are closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

FINANCIAL STATEMENTS

Our and the Variable Account’s financial statements are contained in the Statement of Additional Information (“SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please contact us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.

APPENDIX A
FINANCIAL HIGHLIGHTS

The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the ten years ended December 31, 2015 or the life of the subaccount, if not available for entire ten year period. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges.

B-Share Class
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Conservative Allocation Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.17 10.44 8.46 9.75 10.43 10.62 11.42 12.13 12.69	$10.17 10.44 8.46 9.75 10.43 10.62 11.42 12.13 12.69 12.44	1.70% 2.65%* (18.97%) 15.25% 6.97% 1.82% 7.53% 6.22% 4.62% (1.97%)	123,093 2,199,571 5,602,997 7,952,702 7,655,202 6,440,827 6,242,365 5,433,824 4,668,428 3,801,862
Ultra Series Conservative Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 11.39 12.15 12.35 13.26 14.04 14.68	$11.39 12.15 12.35 13.26 14.04 14.68 14.34	13.90%* 6.67% 1.65% 7.37% 5.88% 4.56% (2.32%)	1,106,479 2,786,311 3,316,576 3,089,030 2,758,329 2,505,993 2,277,221
Ultra Series Moderate Allocation Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.29 10.72 7.38 8.79 9.56 9.63 10.51 12.00 12.63	$10.29 10.72 7.38 8.79 9.56 9.63 10.51 12.00 12.63 12.35	2.90%* 4.18% (31.16%) 19.11% 8.76% 0.73% 9.14% 14.18% 5.25% (2.22%)	782,785 8,292,445 13,155,453 14,578,349 13,367,323 12,331,882 10,893,409 9,849,088 8,197,650 6,812,956
Ultra Series Moderate Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 11.78 12.79 12.85 13.97 15.92 16.77	$11.78 12.79 12.85 13.97 15.92 16.77 16.34	17.80%* 8.57% 0.47% 8.72% 13.96% 5.34% (2.56%)	991,391 2,389,371 2,715,525 2,396,299 2,116,122 1,960,960 1,815,835

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Aggressive Allocation Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 10.39 11.04 6.42 8.11 8.90 8.82 9.70 11.72 12.42	$10.39 11.04 6.42 8.11 8.90 8.82 9.70 11.72 12.42 12.12	3.90%* 6.26% (41.85%) 26.32% 9.74% (0.90%) 9.98% 20.82% 5.97% (2.42%)	73,109 444,252 920,725 1,089,584 976,912 945,010 741,506 691,112 473,586 372,500
Ultra Series Aggressive Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 12.04 13.17 13.04 14.30 17.25 18.27	$12.04 13.17 13.04 14.30 17.25 18.27 17.78	20.40%* 9.39% (0.99%) 9.66% 20.63% 5.91% (2.68%)	42,691 104,526 137,002 134,348 110,805 99,077 94,545
Ultra Series Money Market Fund, Class I(h) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.15 10.47 10.82 10.87 10.73 10.59 10.45 10.33 10.21 10.09	$10.47 10.82 10.87 10.73 10.59 10.45 10.33 10.21 10.09 9.97	3.15% 3.34% 0.46% (1.29%) (1.30%) (1.32%) (1.15%) (1.16%) (1.18%) (1.19%)	1,439,661 1,425,866 3,369,786 2,579,647 2,057,166 2,124,677 1,699,531 1,430,156 354,562 384,085
Ultra Series Money Market Fund, Class II(h) 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 9.89 9.75 9.62 9.50 9.38 9.26	$9.89 9.75 9.62 9.50 9.38 9.26 9.14	(1.10%)* (1.42%) (1.33%) (1.25%) (1.26%) (1.28%) (1.30%)	18,736 58,514 101,061 168,627 177,693 180,769 206,499
Ultra Series Core Bond Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.10 10.36 10.75 10.91 11.47 11.99 12.64 12.88 12.42 12.88	$10.36 10.75 10.91 11.47 11.99 12.64 12.88 12.42 12.88 12.70	2.57% 3.76% 1.49% 5.13% 4.53% 5.42% 1.90% (3.57%) 3.70% (1.40%)	6,703,481 8,309,003 7,479,172 7,406,847 7,023,790 6,444,683 5,737,371 4,698,867 3,875,526 3,200,991

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Core Bond Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 10.46 10.91 11.47 11.66 11.22 11.63	$10.46 10.91 11.47 11.66 11.22 11.63 11.44	4.60%* 4.30% 5.13% 1.66% (3.77%) 3.65% (1.63%)	906,139 1,877,989 1,959,429 1,786,742 1,873,351 1,811,863 1,645,965
Foundation Account, Class I 2010 2011 2012 2013 2014 2015	$10.00(f) 10.04 10.57 10.79 10.40 10.80	$10.04 10.57 10.79 10.40 10.80 10.64	0.40%* 5.28% 2.08% (3.61%) 3.85% (1.48%)	3,600 7,651 19,441 21,764 33,754 33,312
Foundation Account, Class II 2010 2011 2012 2013 2014 2015	$10.00(e) 10.19 10.71 10.89 10.47 10.85	$10.19 10.71 10.89 10.47 10.85 10.66	1.90%* 5.10% 1.68% (3.86%) 3.63% (1.75%)	906,139 2,209,221 2,285,418 2,198,106 2,123,048 2,108,806
Ultra Series High Income Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.38 11.19 11.27 9.49 12.58 13.87 14.38 15.79 16.43 16.51	$11.19 11.27 9.49 12.58 13.87 14.38 15.79 16.43 16.51 15.89	7.80% 0.71% (15.79%) 32.56% 10.25% 3.68% 9.81% 4.05% 0.49% (3.76%)	2,256,194 2,765,242 2,048,874 1,802,918 1,612,960 1,432,873 1,263,405 1,050,701 877,994 690,423
Ultra Series High Income Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 11.65 12.81 13.25 14.51 15.05 15.07	$11.65 12.81 13.25 14.51 15.05 15.07 14.47	16.50%* 9.96% 3.43% 9.51% 3.72% 0.13% (3.89%)	96,209 308,506 427,340 424,463 426,060 410,116 381,267
Ultra Series Diversified Income Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.89 11.82 11.96 10.24 11.20 12.39 13.19 14.09 16.15 17.10	$11.82 11.96 10.24 11.20 12.39 13.19 14.09 16.15 17.10 16.88	8.54% 1.18% (14.38%) 9.37% 10.63% 6.46% 6.82% 14.62% 5.88% (1.29%)	3,424,692 4,020,570 3,612,923 3,830,984 3,385,613 3,278,887 2,998,128 3,106,936 2,519,355 2,053,823

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Diversified Income Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 11.23 12.39 13.15 14.00 15.98 16.86	$11.23 12.39 13.15 14.00 15.98 16.86 16.62	12.30%* 10.33% 6.13% 6.46% 14.14% 5.51% (1.42%)	505,391 1,488,717 1,966,280 2,147,855 2,372,753 2,319,061 2,120,234
Ultra Series Equity Income Fund, Class II(i) 2010 2011 2012 2013 2014 2015	$10.00(e) 10.52 10.47 - - -	$10.52 10.47 - - - -	5.20%* (0.48%) - - - -	155,456 218,575 - - - -
Ultra Series Large Cap Value Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$11.45 13.63 13.53 8.55 9.86 10.54 11.17 12.34 15.83 17.59	$13.63 13.53 8.55 9.86 10.54 11.17 12.34 15.83 17.59 16.90	19.04% (0.73%) (36.81%) 15.32% 6.90% 5.98% 10.47% 28.28% 11.12% (3.92%)	4,913,687 5,450,877 4,926,897 4,856,823 4,282,279 3,665,173 3,236,157 2,384,373 1,847,150 1,492,544
Ultra Series Large Cap Value Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 12.50 13.33 14.09 15.52 19.87 22.00	$12.50 13.33 14.09 15.52 19.87 22.00 21.07	25.00%* 6.64% 5.70% 10.15% 28.03% 10.72% (4.23%)	199,080 364,026 360,090 337,516 318,337 279,449 242,112
Ultra Series Large Cap Growth Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.73 11.42 12.67 7.85 10.70 11.84 11.55 12.67 16.31 18.05	$11.42 12.67 7.85 10.70 11.84 11.55 12.67 16.31 18.05 18.40	6.43% 10.95% (38.04%) 36.31% 10.65% (2.45%) 9.70% 28.73% 10.67% 1.94%	2,561,564 3,093,437 3,114,947 3,308,282 3,182,994 2,724,999 2,412,941 1,813,057 1,432,508 1,133,178
Ultra Series Large Cap Growth Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 12.51 13.82 13.44 14.70 18.90 20.86	$12.51 13.82 13.44 14.70 18.90 20.86 21.23	25.10%* 10.47% (2.75%) 9.38% 28.57% 10.37% 1.77%	465,462 1,404,631 1,880,956 1,810,753 1,655,840 1,417,571 1,212,041

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Mid Cap Fund, Class I(f) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$11.62 12.78 13.68 7.17 10.43 12.36 12.75 14.62 18.65 20.21	$12.78 13.68 7.17 10.43 12.36 12.75 14.62 18.65 20.21 20.16	9.95% 7.07% (47.59%) 45.39% 18.50% 3.16% 14.67% 27.56% 8.36% (0.25%)	1,610,620 1,707,968 1,571,400 1,441,262 3,235,450 2,875,671 2,220,643 1,755,982 1,437,540 1,097,431
Ultra Series Mid Cap Fund, Class II(f) 2009 2010 2011 2012 2013 2014 2015	$9.85(d) 12.31 14.56 14.98 17.14 21.80 23.58	$12.31 14.56 14.98 17.14 21.80 23.58 23.44	25.00%* 18.28% 2.88% 14.42% 27.19% 8.17% (0.59%)	136,020 766,431 808,626 740,460 664,076 586,468 503,975
Ultra Series Small Cap Fund, Class I(f)(h) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 8.96 6.59 8.55 10.71 10.67 12.15 15.94 16.93	$8.96 6.59 8.55 10.71 10.67 12.15 15.94 16.93 16.41	(10.40%)* (26.45%) 29.74% 25.26% (0.37%) 13.87% 31.19% 6.21% (3.07%)	39,663 144,697 219,242 235,953 228,995 211,693 185,232 153,885 118,150
Ultra Series Small Cap Fund, Class II(d)(h) 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 13.05 16.29 16.19 18.40 24.08 25.48	$13.05 16.29 16.19 18.40 24.08 25.48 24.73	30.50%* 24.83% (0.61%) 13.65% 30.87% 5.81% (2.94%)	46,422 77,961 77,751 72,295 68,165 59,021 51,689
Ultra Series International Stock Fund, Class I(f) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$12.91 15.83 17.41 10.55 13.32 14.08 12.83 15.36 18.31 16.85	$15.83 17.41 10.55 13.32 14.08 12.83 15.36 18.31 16.85 16.07	22.62% 9.98% (39.40%) 26.26% 5.71% (8.88%) 19.72% 19.21% (7.97%) (4.63%)	1,334,155 1,575,524 1,541,019 1,585,093 2,037,495 1,837,292 1,591,698 1,279,302 1,093,137 945,298

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series International Stock Fund, Class II(f) 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 13.11 13.83 12.57 15.01 17.84 16.39	$13.11 13.83 12.57 15.01 17.84 16.39 15.57	31.10%* 5.49% (9.11%) 19.41% 18.85% (8.13%) (5.00%)	294,723 892,574 1,130,341 1,115,947 993,297 913,763 873,686
BlackRock Global Allocation V.I. Fund, Class III 2010 2011 2012 2013 2014 2015	$10.00(e) 10.81 10.29 11.17 12.62 12.71	$10.81 10.29 11.17 12.62 12.71 12.42	8.10%* (4.81%) 8.55% 12.98% 0.71% (2.28%)	1,577,186 3,795,439 3,515,295 3,302,577 3,089,555 2,763,387
Invesco V.I. Global Real Estate Fund, Series II 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 5.34 6.91 8.00 7.37 9.30 9.41 10.61	$5.34 6.91 8.00 7.37 9.30 9.41 10.61 10.29	(46.60%)* 29.40% 15.77% (7.88%) 26.19% 1.18% 12.75% (3.02%)	105,916 571,960 910,526 1,020,272 944,392 875,946 826,311 735,188
Invesco V.I. Government Securities Fund, Series II 2010 2011 2012 2013 2014 2015	$10.00(e) 10.11 10.71 10.79 10.35 10.61	$10.11 10.71 10.79 10.35 10.61 10.48	1.10%* 5.93% 0.75% (4.08%) 2.51% (1.23%)	1,026,283 2,021,796 2,005,275 1,963,671 1,967,041 1,776,995
Invesco V.I. Growth and Income Fund, Series II(g) 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 6.99 8.56 9.48 9.15 10.32 13.64 14.80	$6.99 8.56 9.48 9.15 10.32 13.64 14.80 14.12	(30.10%)* 22.46% 10.75% (3.48%) 12.79% 32.17% 8.50% (4.59%)	359,835 2,642,469 4,524,089 5,011,235 4,604,899 3,957,501 3,439,137 3,087,442
Invesco V.I. Mid Cap Growth Fund, Series II(g) 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(e) 5.35 8.26 10.38 9.29 10.24 13.82 14.69	$5.35 8.26 10.38 9.29 10.24 13.82 14.69 14.12	(46.50%)* 54.39% 25.67% (10.50%) 10.23% 34.96% 6.30% (0.34%)	331,497 949,240 1,167,267 1,047,399 1,008,027 900,561 780,040 676,328

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Franklin High Income VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 7.44 10.45 11.69 12.05 13.72 14.60 14.40	$7.44 10.45 11.69 12.05 13.72 14.60 14.40 12.90	(25.60%)* 40.46% 11.87% 3.08% 13.86% 6.41% (1.37%) (10.42%)	219,911 1,183,884 1,768,372 1,808,381 1,630,164 1,558,378 1,471,933 1,421,833
Franklin Income VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 6.89 9.20 10.22 10.32 11.45 12.87 13.28	$6.89 9.20 10.22 10.32 11.45 12.87 13.28 12.16	(31.10%)* 33.53% 11.09% 0.98% 10.95% 12.40% 3.19% (8.43%)	356,854 866,601 1,248,008 1,273,432 1,216,683 1,172,996 1,120,819 981,811
Franklin Mutual Global Discovery VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 7.34 8.92 9.85 9.43 10.54 13.27 13.82	$7.34 8.92 9.85 9.43 10.54 13.27 13.82 13.12	(26.60%)* 21.53% 10.43% (4.26%) 11.77% 25.90% 4.14% (5.07%)	141,357 532,197 788,668 788,980 737,030 668,997 591,244 544,310
Oppenheimer Main Street Small Cap Fund®/VA Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 6.44 8.70 10.57 10.19 11.83 16.42 18.09	$6.44 8.70 10.57 10.19 11.83 16.42 18.09 16.77	(35.60%)* 35.09% 21.49% (3.60%) 16.09% 38.80% 10.17% (7.30%)	225,380 876,772 1,180,444 1,123,926 1,003,537 849,410 729,429 639,210
Oppenheimer Main Street Fund®/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 6.36 8.03 9.18 9.04 10.40 13.51 14.72	$6.36 8.03 9.18 9.04 10.40 13.51 14.72 14.99	(36.40%)* 26.26% 14.32% (1.53%) 15.04% 29.90% 8.96% 1.83%	352,155 1,770,701 2,723,032 2,477,648 2,091,478 1,891,523 1,630,461 1,439,405

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Oppenheimer International Growth Fund/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 5.84 8.02 9.07 8.28 9.95 12.34 11.31	$5.84 8.02 9.07 8.28 9.95 12.34 11.31 11.52	(41.60%)* 37.33% 13.09% (8.71%) 0.17% 24.02% (8.35%) 1.86%	377,259 1,603,177 2,482,215 2,593,303 2,438,254 2,113,734 1,970,725 1,851,718
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 4.70 6.57 8.05 7.35 7.63 6.41 5.15	$4.70 6.57 8.05 7.35 7.63 6.41 5.15 3.77	(53.00%)* 39.79% 22.53% (8.70%) 3.81% 15.99% (19.66%) (26.80%)	124,787 890,173 1,539,736 1,488,675 1,538,061 1,710,933 1,808,500 2,284,448
PIMCO Total Return Portfolio, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.00 11.24 11.99 12.25 13.23 12.79 13.15	$10.00 11.24 11.99 12.25 13.23 12.79 13.15 13.03	0.00%* 12.40% 6.67% 2.17% 8.00% (3.33%) 2.81% (0.91%)	446,066 2,261,502 3,916,448 4,535,296 4,330,760 3,875,039 3,671,576 3,263,386
PIMCO Global Bond Portfolio (Unhedged), Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 9.27 10.68 11.76 12.48 13.16 11.87 11.96	$9.27 10.68 11.76 12.48 13.16 11.87 11.96 11.32	(7.30%)* 15.21% 10.11% 6.12% 5.45% (9.80%) 0.76% (5.35%)	206,892 1,105,020 1,932,598 2,123,276 1,993,681 2,082,794 2,066,066 1,989,794
Vanguard VIF Money Market Portfolio	10.00(i)	$10.00	0.00%	-

*Not annualized.
(a)The Subaccount was added on October 30, 2006, with all Subaccounts starting with a $10.00 unit price.
(b)The Subaccount was added on May 1, 2007, with all Subaccounts starting with a $10.00 unit price.
(c)The Subaccount was added on May 1, 2008, with all Subaccounts starting with a $10.00 unit price.
(d)The Subaccount was added on May 1, 2009, with all Subaccounts starting with a $10.00 unit price.
(e)The Subaccount was added on May 1, 2010, with all Subaccounts starting with a $10.00 unit price.
(f) Effective as of the close of April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Mid Cap Growth Class II, Ultra Series Small Cap Growth Class I, Ultra Series Small Cap Growth Class II, Ultra Series Global Securities Class I and Ultra Series Global Securities Class II Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Mid Cap Value Class II, Ultra Series Small Cap Value Class I, Ultra Series Small Cap Value Class II, Ultra Series International Stock Class I and Ultra Series International Stock Class II Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts’ performance prior to May 1, 2010 is based on their accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The Ultra Series Small Cap Subaccount’s performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value Subaccount. The Ultra Series Global Cap Subaccount’s performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International Subaccount.

(g)Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.
(h)Effective as of July 31, 2012, the Ultra Series Equity Income Fund liquidated and funds were transferred to the Ultra Series Money Market Fund.
(i)The Subaccount was added on February 12, 2016, with all Subaccounts starting with a $10.00 unit price.

B-Share Class with Purchase Payment Credit Option
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Conservative Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.88 7.97 9.14 9.73 9.86 10.54 11.16 11.63	$9.88 7.97 9.14 9.73 9.86 10.54 11.16 11.63 11.35	(1.20%)* (19.33%) 14.68% 6.46% 1.34% 6.90% 5.88% 4.21% (2.41%)	305,834 647,602 715,206 706,480 730,954 611,667 461,977 391,919 286,352
Ultra Series Conservative Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.99 11.67 11.80 12.60 13.30 13.82	$10.99 11.67 11.80 12.60 13.30 13.82 13.42	9.90%* 6.19% 1.11% 6.78% 5.56% 3.91% (2.89%)	3,842 48,392 45,926 14,250 13,759 12,616 11,784
Ultra Series Moderate Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.79 6.71 7.94 8.60 8.62 9.34 10.63 11.17	$9.79 6.71 7.94 8.60 8.62 9.34 10.63 11.17 10.86	(2.10%)* (31.46%) 18.33% 8.31% 0.23% 8.35% 13.81% 5.08% (2.78%)	403,229 1,067,784 946,642 871,732 791,384 678,738 533,647 433,297 342,274
Ultra Series Moderate Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.33 12.23 12.23 13.27 15.04 15.74	$11.33 12.23 12.23 13.27 15.04 15.74 15.27	13.30%* 7.94% 0.00% 8.50% 13.34% 4.65% (2.99%)	24,360 43,524 30,614 28,701 26,775 33,028 30,978
Ultra Series Aggressive Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.89 5.72 7.18 7.84 7.74 8.45 10.17 10.74	$9.89 5.72 7.18 7.84 7.74 8.45 10.17 10.74 10.44	(1.10%)* (42.16%) 25.52% 9.19% (1.28%) 9.17% 20.36% 5.60% (2.79%)	2,483 27,950 16,497 58,192 13,563 12,429 12,120 12,117 1,318

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Aggressive Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.00 10.00 10.00 10.00 10.00 10.00	$10.00 10.00 10.00 10.00 10.00 10.00 10.00	0.00%* 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%	- - - - - -
Ultra Series Money Market Fund, Class I(h) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.01 10.00 9.82 9.65 9.48 9.34 9.20 9.08	$10.01 10.00 9.82 9.65 9.48 9.34 9.20 9.08 8.96	0.10%* (0.10%) (1.80%) (1.73%) (1.76%) (1.48%) (1.50%) (1.30%) (1.32%)	1,040 44,544 27,093 22,330 28,958 28,988 34,210 30,937 32,260
Ultra Series Money Market Fund, Class II(h) 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.00 9.95 9.77 9.61 9.45 9.33	$10.00 9.95 9.77 9.61 9.45 9.33 9.20	0.00%* (0.50%) (1.81%) (1.64%) (1.66%) (1.27%) (1.39%)	- 662 658 5,665 5,037 4,371 4,608
Ultra Series Core Bond Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.10 10.21 10.68 11.11 11.65 11.81 11.34 11.71	$10.10 10.21 10.68 11.11 11.65 11.81 11.34 11.71 11.49	1.00%* 1.09% 4.60% 4.03% 4.86% 1.37% (3.98%) 3.26% (1.88%)	68,758 177,690 186,980 155,775 153,636 149,163 129,359 128,055 60,998
Ultra Series Core Bond Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.40 10.79 11.28 11.42 10.95 11.29	$10.40 10.79 11.28 11.42 10.95 11.29 11.06	4.00%* 3.75% 4.54% 1.24% (4.12%) 3.11% (2.04%)	8,932 43,179 47,181 44,419 45,999 47,418 45,705
Foundation Account, Class I 2010 2011 2012 2013 2014 2015	$10.00(d) 10.00 10.00 10.00 10.00 10.00	$10.00 10.00 10.00 10.00 10.00 10.00	0.00%* 0.00% 0.00% 0.00% 0.00% 0.00%	- - - - - -

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Foundation Account, Class II 2010 2011 2012 2013 2014 2015	$10.00(d) 10.16 10.63 10.75 10.30 10.61	$10.16 10.63 10.75 10.30 10.61 10.39	1.60%* 4.63% 1.13% (4.19%) 3.01% (2.07%)	47,219 74,253 73,837 71,844 67,152 70,226
Ultra Series High Income Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.87 8.27 10.90 11.97 12.35 13.50 14.00 13.99	$9.87 8.27 10.90 11.97 12.35 13.50 14.00 13.99 13.42	(1.30%)* (16.21%) 31.80% 9.82% 3.17% 9.31% 3.70% (0.07%) (4.07%)	10,357 31,480 24,346 22,138 22,658 23,364 18,600 17,767 8,459
Ultra Series High Income Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.11 12.17 12.52 13.67 14.12 14.07	$11.11 12.17 12.52 13.67 14.12 14.07 13.45	11.10%* 9.54% 2.88% 9.19% 3.29% (0.35%) (4.41%)	1,256 8,855 22,206 20,963 19,936 19,965 17,699
Ultra Series Diversified Income Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.00 8.76 9.53 10.49 11.11 11.81 13.47 14.19	$10.00 8.76 9.53 10.49 11.11 11.81 13.47 14.19 13.97	0.00%* (12.40%) 8.79% 10.07% 5.91% 6.30% 14.06% 5.35% (1.55%)	- 58,306 94,102 64,098 69,855 68,597 97,604 95,852 79,587
Ultra Series Diversified Income Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.08 12.16 12.86 13.63 15.52 16.28	$11.08 12.16 12.86 13.63 15.52 16.28 15.99	10.80%* 9.75% 5.76% 5.99% 13.87% 4.90% (1.78%)	5,765 52,107 67,071 48,653 45,199 42,153 39,669
Ultra Series Equity Income Fund, Class II(g) 2010 2011 2012 2013 2014 2015	$10.00(d) 10.76 10.66 - - -	$10.76 10.66 - - - -	7.60%* (0.93%) - - - -	2,148 4,680 - - - -

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Large Cap Value Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.79 6.16 7.06 7.51 7.92 8.72 11.14 12.31	$9.79 6.16 7.06 7.51 7.92 8.72 11.14 12.31 11.17	(2.10%)* (37.08%) 14.61% 6.37% 5.46% 10.10% 27.75% 10.50% (4.39%)	43,979 146,480 152,007 134,056 120,100 111,403 87,014 73,995 34,875
Ultra Series Large Cap Value Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.56 12.27 12.91 14.17 18.07 19.92	$11.56 12.27 12.91 14.17 18.07 19.92 19.00	15.60%* 6.14% 5.22% 9.76% 27.52% 10.24% (4.62%)	1,946 3,388 3,006 2,741 2,353 2,457 2,323
Ultra Series Large Cap Growth Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.79 6.03 8.18 9.01 8.74 9.54 12.23 13.46	$9.79 6.03 8.18 9.01 8.74 9.54 12.23 13.46 13.67	(2.10%)* (38.41%) 35.66% 10.15% (3.00%) 9.15% 28.20% 10.06% 1.56%	20,915 77,507 79,306 69,828 68,162 64,738 50,975 51,512 19,839
Ultra Series Large Cap Growth Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.39 12.52 12.12 13.22 16.91 18.58	$11.39 12.52 12.12 13.22 16.91 18.58 18.82	$13.90%* 9.92% (3.19%) 9.08% 27.91% 9.88% 1.29%	3,659 53,042 119,218 119,554 107,412 93,284 70,440
Ultra Series Mid Cap Fund, Class I(e) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.18(a) 9.91 5.17 7.47 8.82 9.05 10.33 13.12 14.16	$9.91 5.17 7.47 8.82 9.05 10.33 13.12 14.16 14.07	(2.70%) (47.79%)* 44.49% 18.07% 2.61% 14.14% 27.01% 7.93% (0.64%)	10,432 42,775 43,072 91,003 77,487 70,110 57,405 56,269 23,197
Ultra Series Mid Cap Fund, Class II(e) 2009 2010 2011 2012 2013 2014 2015	$9.86(c) 11.61 13.67 14.00 15.95 20.21 21.76	$11.61 13.67 14.00 15.95 20.21 21.76 21.55	17.70% 17.74%* 2.41% 13.93% 26.71% 7.67% (0.97%)	899 22,001 35,008 32,455 28,416 25,783 22,155

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Small Cap Fund, Class I(e)(h) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.79 7.16 9.25 11.52 11.42 12.96 16.90 17.86	$9.79 7.16 9.25 11.52 11.42 12.96 16.90 17.86 17.29	(2.10%)* (26.86%) 29.19% 24.54% (0.87%) 13.49% 30.40% 5.68% (3.19%)	7,842 20,703 19,885 17,294 14,866 15,262 12,423 10,829 5,030
Ultra Series Small Cap Fund, Class II(e)(h) 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 12.09 15.02 14.85 16.80 21.86 23.04	$12.09 15.02 14.85 16.80 21.86 23.04 22.24	20.90%* 24.23% (1.13%) 13.13% 30.12% 5.40% (3.47%)	323 706 645 603 492 582 1,037
Ultra Series International Stock Fund, Class I(e) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.87 5.95 7.47 7.86 7.13 8.52 10.12 9.28	$9.87 5.95 7.47 7.86 7.13 8.52 10.12 9.28 8.81	(1.30%)* (39.72%) 25.55% 5.22% (9.29%) 19.50% 18.78% (8.30%) (5.06%)	19,251 71,804 71,086 90,677 89,518 87,523 72,352 72,744 37,479
Ultra Series International Stock Fund, Class II(e) 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.42 11.99 10.84 12.89 15.27 13.96	$11.42 11.99 10.84 12.89 15.27 13.96 13.22	14.20%* 4.99% (9.59%) 18.91% 18.46% (8.58%) (5.30%)	2,175 30,528 62,556 65,345 56,812 53,022 47,220
BlackRock Global Allocation V.I. Fund, Class III 2010 2011 2012 2013 2014 2015	$10.00(d) 11.39 10.78 11.65 13.09 13.11	$11.39 10.78 11.65 13.09 13.11 12.76	13.90%* (5.36%) 8.07% 12.36% 0.15% (2.67%)	3,800 109,510 91,507 83,963 53,859 36,109
Invesco V.I. Global Real Estate Fund, Series II 2008 2009 2010 2011 2012 2013 2014 2015	$10.00 5.38(b) 6.93 7.98 7.31 9.18 9.24 10.40	$5.38 6.93 7.98 7.31 9.18 9.24 10.40 10.03	(46.20%)* 28.81% 15.15% (8.40%) 25.58% 0.65% 12.55% (3.56%)	10,653 30,079 75,472 88,059 86,402 80,954 73,211 57,105

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Invesco V.I. Government Securities Fund, Series II Shares 2010 2011 2012 2013 2014 2015	$10.00(d) 10.11 10.69 10.74 10.26 10.45	$10.11 10.69 10.74 10.26 10.45 10.28	1.10%* 5.74% 0.47% (4.47%) 1.85% (1.63%)	47,055 158,257 173,205 169,314 173,012 117,635
Invesco V.I. Growth and Income Fund, Series II(f) 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 6.94 8.46 9.32 8.95 10.06 13.24 14.29	$6.94 8.46 9.32 8.95 10.06 13.24 14.29 13.57	(30.60%)* 21.90% 10.17% (3.97%) 12.40% 31.61% 7.93% (5.04%)	37,477 140,566 407,580 477,088 474,642 429,463 336,181 264,127
Invesco V.I. Mid Cap Growth Fund, Series II(f) 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 5.40 8.30 10.38 9.24 10.14 13.63 14.44	$5.40 8.30 10.38 9.24 10.14 13.63 14.44 14.33	(46.00%)* 53.70% 25.06% (10.98%) 9.74% 34.42% 5.94% (0.76%)	33,191 69,208 124,060 111,960 115,530 111,680 82,279 64,626
Franklin High Income VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 7.43 10.39 11.56 11.86 13.46 14.24 13.97	$7.43 10.39 11.56 11.86 13.46 14.24 13.97 12.47	(25.70%)* 39.84% 11.26% 2.60% 13.49% 5.79% (1.90%) (10.74%)	20,860 67,141 172,383 182,472 174,658 179,523 156,769 131,480
Franklin Income VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 6.88 9.15 10.12 10.17 11.24 12.60 12.95	$6.88 9.15 10.12 10.17 11.24 12.60 12.95 11.82	(31.20%)* 32.99% 10.60% 0.49% 10.52% 12.10% 2.78% (8.73%)	45,078 74,255 127,452 117,648 113,899 115,961 92,078 80,690
Franklin Mutual Global Discovery VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 7.37 8.92 9.80 9.33 10.39 13.00 13.49	$7.37 8.92 9.80 9.33 10.39 13.00 13.49 12.77	(26.30%)* 21.03% 9.87% (4.80%) 11.36% 25.12% 3.77% (5.34%)	15,932 38,125 82,144 80,921 81,850 78,223 59,487 51,365

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Oppenheimer Main Street Small Cap Fund®/VA Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 6.41 8.61 10.41 9.99 11.54 15.93 17.46	$6.41 8.61 10.41 9.99 11.54 15.93 17.46 16.14	(35.90%)* 34.32% 20.91% (4.03%) 15.52% 38.04% 9.60% (7.56%)	24,168 52,486 106,278 101,193 96,139 85,057 65,272 51,777
Oppenheimer Main Street Fund®/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 6.37 8.01 9.11 8.93 10.23 13.24 14.36	$6.37 8.01 9.11 8.93 10.23 13.24 14.36 14.58	(36.30%)* 25.75% 13.73% (1.98%) 14.56% 29.42% 8.46% 1.53%	44,158 133,453 321,757 307,500 291,857 288,228 204,741 167,326
Oppenheimer International Growth Fund/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 5.88 8.03 9.04 8.21 9.81 12.11 11.05	$5.88 8.03 9.04 8.21 9.81 12.11 11.05 11.20	(41.20%)* 36.56% 12.58% (9.18%) 19.49% 23.45% (8.75%) 1.36%	36,663 93,055 218,891 239,399 239,844 220,396 182,840 154,280
PIMCO VIT CommodityRealReturn Strategy Portfolio®, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 4.84 6.73 8.22 7.46 7.72 6.47 5.18	$4.84 6.73 8.22 7.46 7.72 6.47 5.18 3.78	(51.60%)* 39.50% 22.14% (9.25%) 3.49% (16.19%) (19.94%) (27.03%)	11,985 42,929 118,183 122,389 137,616 160,508 156,066 179,534
PIMCO Total Return Portfolio, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 9.96 11.15 11.83 12.03 12.96 12.47 12.76	$9.96 11.15 11.83 12.03 12.96 12.47 12.76 12.58	(0.40%)* 11.95% 6.10% 1.69% 7.73% (3.78%) 2.33% (1.41%)	32,817 134,589 369,802 443,284 421,498 466,783 400,694 334,498

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
PIMCO Global Bond Portfolio (Unhedged), Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 9.24 10.59 11.60 12.25 12.86 11.55 11.60	$9.24 10.59 11.60 12.25 12.86 11.55 11.60 10.93	(7.60%)* 14.61% 9.54% 5.60% 4.98% (10.19%) 0.43% (5.78%)	21,955 63,189 180,208 215,732 212,470 241,697 216,038 190,379
Vanguard VIF Money Market Portfolio	$10.00(i)	$10.00	0.00%	-
*Not annualized
(a)The Subaccount was added on November 1, 2007, with all Subaccounts starting with a $10.00 unit price.
(b)The Subaccount was added on May 1, 2008, with all Subaccounts starting with a $10.00 unit price.
(c)The Subaccount was added on May 1, 2009, with all Subaccounts starting with a $10.00 unit price.
(d)The Subaccount was added on May 1, 2010, with all Subaccounts starting with a $10.00 unit price.
(e)Effective as of the close of business on April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Mid Cap Growth Class II, Ultra Series Small Cap Growth Class I, Ultra Series Small Cap Growth Class II, Ultra Series Global Securities Class I and Ultra Series Global Securities Class II Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Mid Cap Value Class II, Ultra Series Small Cap Value Class I, Ultra Series Small Cap Value Class II, Ultra Series International Stock Class I and Ultra Series International Stock Class II Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts’ performance prior to May 1, 2010 is based on their accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The Ultra Series Small Cap Subaccount’s performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value Subaccount. The Ultra Series Global Cap Subaccount’s performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International Subaccount.
(f)Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.
(g)Effective as of July 31, 2012, the Ultra Series Equity Income Fund liquidated and funds were transferred to the Ultra Series Money Market Fund.
(h)Effective as of July 31, 2012, the Ultra Series Equity Income Fund liquidated and funds were transferred to the Ultra Series Money Market Fund.
(i)The Subaccount was added on February 12, 2016, with all Subaccounts starting with a $10.00 unit price.

L-Share Class
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Conservative Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.05 8.11 9.30 9.90 10.04 10.73 11.36 11.81	$10.05 8.11 9.30 9.90 10.04 10.73 11.36 11.81 11.52	0.50%* (19.30%) 14.67% 6.45% 1.41% 6.87% 5.87% 3.96% (2.46%)	860 85,241 242,548 277,069 247,595 195,953 150,307 136,261 131,916
Ultra Series Conservative Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.95 11.63 11.75 12.53 13.23 13.75	$10.95 11.63 11.75 12.53 13.23 13.75 13.36	9.50%* 6.21% 1.03% 6.64% 5.59% 3.93% (2.84%)	15,543 83,862 145,551 124,683 86,976 64,721 66,744
Ultra Series Moderate Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.61 6.59 7.81 8.46 8.48 9.20 10.46 10.99	$9.61 6.59 7.81 8.46 8.48 9.20 10.46 10.99 10.70	(3.90%)* (31.43%) 18.51% 8.32% 0.24% 8.49% 13.70% 5.07% (2.64%)	93,785 327,339 441,824 436,145 405,002 371,708 272,993 245,187 234,000
Ultra Series Moderate Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.45 12.37 12.37 13.39 15.17 15.87	$11.45 12.37 12.37 13.39 15.17 15.87 15.41	14.50%* 8.03% 0.00% 8.25% 13.29% 4.61% (2.90%)	16,798 48,100 48,982 52,613 57,058 46,961 40,138
Ultra Series Aggressive Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.00 6.56 8.25 9.01 8.89 9.73 11.67 12.33	$10.00 6.56 8.25 9.01 8.89 9.73 11.67 12.33 11.96	0.00%* (34.40%) 25.76% 9.21% (1.33%) 9.45% 19.94% 5.66% (3.00%)	- 9,334 7,923 6,013 5,749 4,061 3,785 3,352 3,066
Ultra Series Aggressive Allocation Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.00 11.22 10.00 10.00 10.00 10.00	$10.00 11.22 10.00 10.00 10.00 10.00 10.00	0.00%* 12.20% (10.87%) - 0.00% 0.00% 0.00%	- 4,080 - - - - -

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Money Market Fund, Class I(h) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.00 9.98 9.81 9.64 9.47 9.31 9.16 8.51	$10.00 9.98 9.81 9.64 9.47 9.31 9.16 8.51 8.44	0.00%* (0.20%) (1.70%) (1.73%) (1.76%) (1.69%) (1.61%) (7.10%) (0.82%)	- 31,407 27,290 32,956 23,954 3,698 1,893 9 9
Ultra Series Money Market Fund, Class II(h) 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.00 10.00 10.00 9.91 9.73 9.56	$10.00 10.00 10.00 9.91 9.73 9.56 9.85	0.00%* 0.00% 0.00% (0.90%) (1.82%) (1.75%) 3.03%	- - - 1,975 1,584 1,439 -
Ultra Series Core Bond Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.10 10.21 10.69 11.12 11.67 11.82 11.33 11.70	$10.10 10.21 10.69 11.12 11.67 11.82 11.33 11.70 11.48	1.00%* 1.09% 4.70% 4.02% 4.95% 1.29% (4.15%) 3.27% (1.88%)	545 55,251 95,294 78,695 79,470 78,748 24,425 20,658 35,762
Ultra Series Core Bond Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 10.35 10.75 11.25 11.38 10.89 11.22	$10.35 10.75 11.25 11.38 10.89 11.22 10.98	3.50%* 3.86% 4.65% 1.16% (4.31%) 3.03% (2.14%)	13,165 109,374 126,053 141,317 87,427 92,099 89,863
Foundation Account, Class I 2010 2011 2012 2013 2014 2015	$10.00(d) 10.00 10.00 10.00 10.00 10.00	$10.00 10.00 10.00 10.00 10.00 10.00	0.00% 0.00%* 0.00% 0.00% 0.00% 0.00%	- - - - - -
Foundation Account, Class II 2010 2011 2012 2013 2014 2015	$10.00(d) 10.00 10.00 10.70 10.25 10.55	$10.00 10.00 10.70 10.25 10.55 10.33	0.00%* 0.00% 0.70% (4.21%) 2.93% (2.09%)	52,017 84,791 78,248 72,510 74,371 60,299

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series High Income Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.01 8.39 11.07 12.16 12.54 13.70 14.22 14.20	$10.01 8.39 11.07 12.16 12.54 13.70 14.22 14.20 13.59	0.10%* (16.18%) 31.94% 9.85% 3.12% 9.25% 3.80% (0.14%) (4.30%)	91 9,429 42,452 41,145 37,444 36,472 6,403 6,213 9,614
Ultra Series High Income Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.29 12.37 12.73 13.88 14.35 14.29	$11.29 12.37 12.73 13.88 14.35 14.29 13.66	12.90%* 9.57% 2.91% 9.03% 3.39% (0.42%) (4.41%)	1,083 17,857 21,438 21,142 14,754 15,533 13,795
Ultra Series Diversified Income Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 10.00 8.83 9.60 10.58 11.21 11.90 13.56 14.27	$10.00 8.83 9.60 10.58 11.21 11.90 13.56 14.27 14.02	0.00%* (11.70%) 8.72% 10.21% 5.95% 6.16% 13.95% 5.24% (1.75%)	- 24,459 36,741 10,690 23,287 21,817 20,346 19,065 17,682
Ultra Series Diversified Income Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.22 12.13 13.03 13.80 15.69 16.47	$11.22 12.13 13.03 13.80 15.69 16.47 16.15	12.20%* 9.89% 5.68% 5.91% 13.70% 4.97% (1.94%)	45,986 260,485 278,918 302,519 317,214 302,811 248,897
Ultra Series Equity Income Fund, Class II(g) 2010 2011 2012	$10.00(f) 10.06 9.97	$10.06 9.97 -	0.60%* (0.89%) -	3,000 6,859 -
Ultra Series Large Cap Value Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.66 6.08 6.98 7.43 7.83 8.60 10.98 12.10	$9.66 6.08 6.98 7.43 7.83 8.60 10.98 12.10 11.57	(3.40%)* (37.06%) 14.80% 6.45% 5.38% 9.83% 27.67% 10.20% (4.38%)	363 27,671 27,172 23,147 22,495 19,810 17,178 14,784 21,470

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Large Cap Value Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.99 12.73 13.40 14.67 18.70 20.61	$11.99 12.73 13.40 14.67 18.70 20.61 19.65	19.90%* 6.17% 5.26% 9.48% 27.47% 10.21% (4.66%)	3,171 35,694 43,504 41,219 27,095 24,455 18,570
Ultra Series Large Cap Growth Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.73 6.00 8.14 8.97 8.71 9.49 12.17 13.41	$9.73 6.00 8.14 8.97 8.71 9.49 12.17 13.41 13.59	(2.70%)* (38.34%) 35.67% 10.20% (2.90%) 8.96% 28.24% 10.19% 1.34%	182 17,730 20,250 18,008 17,238 27,778 25,074 20,077 18,432
Ultra Series Large Cap Growth Fund, Class II 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.98 13.16 12.75 13.88 17.72 19.46	$11.98 13.16 12.75 13.88 17.72 19.46 19.71	19.80%* 9.85% (3.12%) 8.86% 27.67% 9.82% 1.28%	10,842 53,807 67,154 64,486 49,082 44,179 35,293
Ultra Series Mid Cap Fund, Class I(e) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.15(a) 9.77 5.09 7.37 8.70 8.93 10.21 12.96 13.97	$9.77 5.09 7.37 8.70 8.93 10.21 12.96 13.97 13.88	(3.70%)* (47.87%) 44.62% 18.05% 2.64% 14.33% 26.93% 7.79% (0.64%)	91 8,502 9,219 19,705 17,857 20,970 18,918 15,621 17,865
Ultra Series Mid Cap Fund, Class II(e) 2009 2010 2011 2012 2013 2014 2015	$10.10(c) 12.08 14.23 14.57 16.58 21.02 22.61	$12.08 14.23 14.57 16.58 21.02 22.61 22.38	19.60%* 17.80% 2.39% 13.80% 26.78% 7.56% (1.02%)	2,642 33,551 45,708 43,383 33,659 30,014 18,764
Ultra Series Small Cap Fund, Class I(e)(h) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.61 7.03 9.09 11.33 11.23 12.73 16.62 17.57	$9.61 7.03 9.09 11.33 11.23 12.73 16.62 17.57 16.98	(3.90%)* (26.85%) 29.30% 24.64% (0.88%) 13.36% 30.56% 5.72% (3.36%)	91 5,994 4,840 5,974 5,536 5,412 4,903 4,571 5,352

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Small Cap Fund, Class II(e)(h) 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 12.93 16.08 15.90 17.96 23.37 24.62	$12.93 16.08 15.90 17.96 23.37 24.62 23.76	29.30%* 24.36% (1.12%) 12.96% 30.12% 5.35% (3.49%)	475 6,522 8,320 8,100 5,278 4,740 2,969
Ultra Series International Stock Fund, Class I(e) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(a) 9.69 5.85 7.35 7.73 7.01 8.35 9.92 9.07	$9.69 5.85 7.35 7.73 7.01 8.35 9.92 9.07 8.61	(3.10%)* (39.63%) 25.64% 5.17% (9.31%) 19.12% 18.80% (8.57%) (5.07%)	182 17,806 20,118 26,041 26,151 17,253 14,947 12,463 14,734
Ultra Series International Stock Fund, Class II(e) 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 11.99 12.59 11.39 13.53 15.99 14.59	$11.99 12.59 11.39 13.53 15.99 14.59 13.80	19.90%* 5.00% (9.53%) 18.79% 18.18% (8.76%) (5.41%)	5,732 41,280 45,708 49,431 34,014 31,545 29,956
BlackRock Global Allocation V.I. Fund, Class III 2010 2011 2012 2013 2014 2015	$10.00(d) 10.95 10.37 11.20 12.60 12.62	$10.95 10.37 11.20 12.60 12.62 12.27	9.50%* (5.30%) 8.00% 12.50% 0.16% (2.77%)	55,177 148,075 117,118 99,704 92,648 70,138
Invesco V.I. Global Real Estate Fund, Series II 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 6.56 8.45 9.74 8.93 11.21 11.28 12.67	$6.56 8.45 9.74 8.93 11.21 11.28 12.67 12.23	(34.40%)* 28.81% 15.27% (8.32%) 25.53% 0.62% 12.32% (3.47%)	1,482 9,531 19,241 25,629 23,854 19,217 15,289 11,373
Invesco V.I. Government Securities Fund, Series II 2010 2011 2012 2013 2014 2015	$10.00(d) 9.91 10.48 10.52 10.05 10.24	$9.91 10.48 10.52 10.05 10.24 10.06	(0.90%)* 5.75% 0.38% (4.47%) 1.89% (1.76%)	23,211 48,397 81,041 52,088 51,863 29,489

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Invesco V.I. Growth and Income Fund, Series II(f) 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 7.68 9.37 10.33 9.92 11.13 14.62 15.79	$7.86 9.37 10.33 9.92 11.13 14.62 15.79 15.00	(23.20%)* 22.01% 10.25% (3.97%) 12.20% 31.36% 8.00% (5.00%)	9,292 53,749 100,300 121,318 112,717 107,283 74,420 45,493
Invesco V.I. Mid Cap Growth Fund, Series II(f) 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 5.76 8.85 11.07 9.86 10.82 14.51 15.35	$5.76 8.85 11.07 9.86 10.82 14.51 15.35 15.24	(42.40%)* 53.65% 25.08% (10.93%) 9.74% 34.10% 5.79% (0.72%)	5,798 20,722 36,198 57,474 29,530 32,946 20,235 7,961
Franklin High Income VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 7.72 10.80 12.02 12.33 13.98 14.78 14.50	$7.72 10.80 12.02 12.33 13.98 14.78 14.50 12.93	(22.80%)* 39.90% 11.30% 2.58% 13.38% 5.72% (1.89%) (10.83%)	5,342 63,373 98,897 105,977 98,520 50,741 33,088 22,457
Franklin Income VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 7.49 9.96 11.02 11.07 12.24 13.67 14.03	$7.49 9.96 11.02 11.07 12.24 13.67 14.03 12.80	(25.10%)* 32.98% 10.64% 0.45% 10.57% 11.68% 2.63% (8.77%)	5,074 89,060 123,682 126,054 119,907 53,503 40,961 29,863
Franklin Mutual Global Discovery VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 8.04 9.74 10.71 10.20 11.35 14.22 14.74	$8.04 9.74 10.71 10.20 11.35 14.22 14.74 13.94	(19.60%)* 21.14% 9.96% (4.76%) 11.27% 25.29% 3.66% (5.43%)	2,049 12,222 24,104 35,563 31,361 26,625 16,881 10,553
Oppenheimer Main Street Small Cap Fund®/VA Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 6.76 9.10 11.00 10.55 12.20 16.86 18.48	$6.76 9.10 11.00 10.55 12.20 16.86 18.48 17.04	(32.40%)* 34.62% 20.88% (4.09%) 15.64% 38.20% 9.61% (7.79%)	3,971 18,254 32,985 39,059 36,242 29,538 19,011 9,810

Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Oppenheimer Main Street Fund®/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 7.01 8.82 10.03 9.83 11.26 14.52 15.72	$7.01 8.82 10.03 9.83 11.26 14.52 15.72 15.92	(29.90%)* 25.82% 13.72% (1.99%) 14.55% 28.95% 8.26% 1.27%	8,310 41,446 83,365 92,920 78,940 64,017 39,492 20,994
Oppenheimer International Growth/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 6.35 8.68 9.78 8.88 10.60 13.11 11.95	$6.35 8.68 9.78 8.88 10.60 13.11 11.95 12.12	(36.50%)* 36.69% 12.67% (9.20%) 19.37% 23.68% (8.85%) 1.42%	6,189 34,342 60,185 67,928 63,056 56,894 38,164 23,435
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 4.40 6.13 7.49 6.80 7.03 5.89 4.70	$4.40 6.13 7.49 6.80 7.03 5.89 4.70 3.42	(56.00%)* 39.32% 22.19% (9.21%) 3.38% (16.22%) (20.20%) (27.23%)	3,258 29,047 54,126 58,361 58,372 52,928 44,802 44,001
PIMCO Total Return Portfolio, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 10.16 11.38 12.07 12.28 13.21 12.71 12.99	$10.16 11.38 12.07 12.28 13.21 12.71 12.99 12.81	1.60%* 12.01% 6.06% 1.74% 7.57% (3.79%) 2.20% (1.39%)	11,770 100,235 275,842 303,031 271,748 175,260 101,596 57,615
PIMCO Global Bond Portfolio (Unhedged), Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 9.28 10.64 11.67 12.32 12.92 11.60 11.65	$9.28 10.64 11.67 12.32 12.92 11.60 11.65 10.97	(7.20%)* 14.66% 9.68% 5.57% 4.87% (10.22%) 0.43% (5.84%)	8,072 64,343 111,520 121,146 116,286 75,800 50,945 37,464
Vanguard VIF Money Market Portfolio	$10.00(i)	$10.00	0.00%	-

*Not annualized.
(a)The Subaccount was added on November 1, 2007, with all Subaccounts starting with a $10.00 unit price.
(b)The Subaccount was added on May 1, 2008, with all Subaccounts staring with a $10.00 unit price.
(c)The Subaccount was added on May 1, 2009, with all Subaccounts staring with a $10.00 unit price.
(d)The Subaccount was added on May 1, 2010, with all Subaccounts staring with a $10.00 unit price.
(e)Effective as of the close of business on April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and Ultra Series Global Securities Class I Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and

Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts’ performance prior to May 1, 2010 is based on its accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The Ultra Series Small Cap subaccount’s performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value subaccount. The Ultra Series Global Cap subaccount’s performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International subaccount.
(f)Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.
(g)Effective as of July 31, 2012, the Ultra Series Equity Income Fund liquidated and funds were transferred to the Ultra Series Money Market Fund.
(h)Effective February 12, 2016, the Ultra Series Fund Money Market Class I, Ultra Series Fund Money Market Class II, Ultra Series Fund Small Cap Class I, and Ultra Series Fund Small Cap Class II subaccounts terminated.
(i)The Subaccount was added on February 12, 2016, with all Subaccounts starting with a $10.00 unit price.

APPENDIX B
EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL DEATH BENEFITS

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

•	In addition to the Minimum Guaranteed Death Benefit, the Owner chooses the Maximum Anniversary Value Death Benefit, the 3% Annual Guarantee Death Benefit, and the Earnings Enhanced Death Benefit.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
•
The death benefit adjustment calculations described here do not apply to death benefits that are provided by a Guaranteed Lifetime Withdrawal Benefit rider – See Appendix C for examples relating to death benefits provided by a Guaranteed Lifetime Withdrawal Benefit rider.

•	At issue the Minimum Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, and the 3% Annual Guarantee Death Benefit are all equal to the $100,000 purchase payment.

Example 1 (The Contract Crosses the First Anniversary): Starting with the Base Assumptions, the Contract crosses the first Contract Anniversary. The Contract Value on the anniversary is $107,000.

•	The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
•
The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is greater than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit resets to the Contract Value.

•	The 3% Annual Guarantee Death Benefit is $103,000, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
•
For the Earnings Enhanced Death Benefit, the contract has $7,000 of earnings ($107,000 – $100,000 = $7,000), so the additional amount provided by this rider is $2,800. Therefore the total Earnings Enhanced Death Benefit is $109,800 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($107,000 + $2,800 = $109,800).

•	The death benefit amount that would be paid if a death occurred on this day would be $109,800. This is the largest of the death benefit values.

Example 2 (The Contract Crosses the Second Anniversary): Starting with the Base Assumptions and the information provided in Example 1, the contract crosses the second Contract Anniversary. The Contract Value on the anniversary is $103,000.

•	The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
•
The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.

•	The 3% Annual Guarantee Death Benefit is $106,090, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
•
For the Earnings Enhanced Death Benefit, the contract has $3,000 of earnings ($103,000 – $100,000 = $3,000), so the additional amount provided by this rider is $1,200. Therefore the total Earnings Enhanced Death Benefit is $104,200 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($103,000 + $1,200 = $104,200).

•	The death benefit amount that would be paid if a death occurred on this day would be $107,000. This is the largest of the death benefit values.

Example 3 (The Contract Crosses the Third Anniversary): Starting with the Base Assumptions and the information provided in Example 1 and Example 2, the Contract crosses the third Contract Anniversary. The Contract Value on the anniversary is $98,000.

•	The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
•
The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.

•	The 3% Annual Guarantee Death Benefit is $109,273, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
•
For the Earnings Enhanced Death Benefit, because the Contract Value is lower than the purchase payment, the contract does not have any earnings. Therefore this rider does not provide any additional amount and the total Earnings Enhanced Death Benefit is $98,000 which is the Contract Value.

•	The death benefit amount that would be paid if a death occurred on this day would be $109,273. This is the largest of the death benefit values.

Example 4 (Additional Purchase Payment): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 six months into the first Contract Year when the Contract Value is $105,000.

•	The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.
•	The Maximum Anniversary Value Death Benefit is $150,000, which is the prior Maximum Anniversary Value Death Benefit plus the additional purchase payment.
•
The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the purchase payment, the 3% Annual Guarantee Death Benefit is $151,489, which is the prior value increased by the purchase payment.

•
For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings ($105,000 – $100,000 = $5,000), so the additional amount provided by this rider is $2,000. Therefore the total Earnings Enhanced Death Benefit is $157,000 which is the Contract Value plus the additional purchase payment amount plus the additional benefit provided by the Earnings Enhanced Death Benefit ($105,000 + $50,000 + $2,000 = $157,000).

•	The Death Benefit amount that would be paid if a death occurred on this day would be $157,000. This is the largest of the death benefit values.

Example 5 (Withdrawal When the Contract Value is Greater than Purchase Payment Based Death Benefits): Starting with the Base Assumptions, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $105,000.

•	The Minimum Guaranteed Death Benefit is reduced by $9,524 for the withdrawal.
	o	The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
($10,000/$105,000 * $100,000 = $9,524)
o
The new Minimum Guaranteed Death Benefit after the withdrawal is $90,476 ($100,000 – $9,524 = $90,476). Because the Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.

•	The Maximum Anniversary Value Death Benefit is reduced by $9,524 for the withdrawal.
	o	The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
($10,000/$105,000 * $100,000 = $9,524)
o
The new Maximum Anniversary Value Death Benefit after the withdrawal is $90,476 ($100,000 – $9,524 = $90,476). Because the Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.

•
The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $9,666 for the withdrawal.

	o	The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
($10,000/$105,000 * $101,489 = $9,666)
o
The new 3% Annual Guarantee Death Benefit after the withdrawal is $91,823 ($101,489 – $9,666 = $91,823). Because the Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.

•
For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings before the withdrawal ($105,000 – $100,000 = $5,000). However, withdrawals take earnings first, therefore the withdrawal is made up of $5,000 in earnings in the contract and $5,000 of purchase payments from the contract. Therefore, because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $95,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.

•	The Death Benefit amount that would be paid if a death occurred on this day would be $95,000. This is the Contract Value, which is the largest of the death benefit values.

Example 6 (Withdrawal When the Contract Value is Less than Purchase Payment Based Death Benefits): Starting with the Base Assumptions, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $80,000.

•	The Minimum Guaranteed Death Benefit is reduced by $12,500 for the withdrawal.
	o	The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
($10,000/$80,000 * $100,000 = $12,500)

o
The new Minimum Guaranteed Death Benefit after the withdrawal is $87,500 ($100,000 – $12,500 = $87,500). Because the Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.

•	The Maximum Anniversary Value Death Benefit is reduced by $12,500 for the withdrawal.
	o	The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
($10,000/$80,000 * $100,000 = $12,500)
o
The new Maximum Anniversary Value Death Benefit after the withdrawal is $87,500 ($100,000 – $12,500 = $87,500). Because the Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.

•
The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $12,686 for the withdrawal.

	o	The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
($10,000/$80,000 * $101,489 = $12,686)
o
The new 3% Annual Guarantee Death Benefit after the withdrawal is $88,803 ($101,489 – $12,686 = $88,803). Because the Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.

•
For the Earnings Enhanced Death Benefit, the contract does not have any earnings before the withdrawal. So the withdrawal reduces the purchase payment base by $10,000. Because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $70,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.

•	The Death Benefit amount that would be paid if a death occurred on this day would be $88,803. This is the largest of the death benefit values.

APPENDIX C
EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED ON AND AFTER MAY 1, 2010

Foundation Account

Example 1 (Initial Allocation): If the Owner purchases a $100,000 Contract with an Income Later Guaranteed Lifetime Withdrawal Benefit and elects the Growth Model that requires 20% in the Foundation Account, we will allocate $20,000 of the purchase payment to the Foundation Account and the remaining $80,000 of the purchase payment to the Subaccounts in the Growth Model. The Lifetime Benefit Basis will equal $100,000. This example assumes that there are no deductions from the initial purchase payment.

Example 2 (Rider Charges): At the end of the first, Contract Year, the Contract Value in the Foundation Account has grown to $21,000 and the Contract Value in the Subaccounts that comprise the Growth Model has grown to $86,320 for a total Contract Value before deduction of Income Later rider charges of $107,320. The Income Later Rider charges we deduct at the end of the first Contract Year equals $950 ($100,000 Lifetime Benefit Basis x 0.95%). We deduct that amount proportionately from the Subaccounts that comprise the Growth Model (and any DCA Fixed Period, if applicable). The Contract Value in the Foundation Account now equals $21,000 (no adjustment) but the Contract Value in the Subaccounts that comprise the Growth Model now equals $85,370 ($86,320 - $950) for a total Contract Value of $106,370.

Example 3 (Reset at Transfer): Because this is an Income Later Guaranteed Lifetime Withdrawal Benefit, there is a 7.5% simple interest benefit; we will reset the Lifetime Benefit Basis to $107,500 ($100,000 prior Lifetime Benefit Basis + $7,500 ($100,000 x 7.5%)) because this exceeds the Contract Value of $106,370. At this point the Owner decides to transfer to a more aggressive Create Your Own Benefit Allocation Plan that requires 40% in the Foundation Account. At the point of transfer, the Foundation Account requirement is $43,000 ($107,500 Lifetime Benefit Basis x 40% Foundation Account requirement). We allocate $43,000 to the Foundation Account and the remaining Contract Value, $63,370 ($106,370 - $43,000 Foundation Account amount) to the Subaccounts that comprise the Create Your own Model. The total Contract Value remains $106,370, as was the case before transfer.

Example 4 (Step-Up): At the end of the second Contract Year, the Contract Value in the Foundation Account has grown from $43,000, as a result of market performance, to $45,150 and the Contract Value in the Subaccounts that comprise the Create Your Own Model has grown from $63,370, as a result of market performance, to $74,850. We deduct Income Later rider charges at the end of the second Contract Year of $1,021.25 ($107,500 Lifetime Benefit Basis x 0.95%) from the Contract Value that is not allocated to the Foundation Account. The Foundation Account now contains $45,150 (no adjustment) but the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Period) has been reduced to $73,828.75 ($74,850 - $1,021.25) for a total Contract Value of $118,978.75. Because Contract Value is greater than the Simple Interest Benefit Basis of $115,000 ($107,500 + ($100,000 x 7.5%)) a Step-Up occurs, and the Foundation Account may be reset (we are currently waiving the requirement that the Foundation Account be reset on Step-Up).

Example 5 (Reset due to Step-up (The reset is currently being waived)): Because a step-up has occurred, the Foundation Account requirement is equal $47,591.50 (a new stepped-up Lifetime Benefit Basis of $118,978.75 x 40% the Foundation Account requirement). We allocate the remaining Contract Value of $71,387.25 ($118,978.75 - $47,591.50) to the Subaccounts that comprise the Create Your Own Model. Note: The Foundation Account percentage requirement did not change, but because the Lifetime Benefit Basis increased, a higher Foundation Amount is required.

Example 6 (Adverse Market): At the end of the third Contract Year, the Contract Value in the Foundation Account has fallen from $47,591.50 to $40,000, as a result of market performance, and the Contract Value in the Subaccounts that comprise the Create Your Own Model has fallen from $74,850 to $65,000, as a result of market performance. (These values assume that the requirement to reset the Foundation Account at Step-up was waived.) We deduct Income Later rider charges at the end of the third Contract Year of $1,130.30 ($118,978.75 Lifetime Benefit Basis x 0.95%) from the Contract Value that is not allocated to the Foundation Account. The Foundation Account now contains $40,000 (no adjustment) but the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Period) has been reduced to $63,869.70 ($65,000 - $1,130.30) for a total Contract Value of $103,869.70. Because the Contract Value is less than the Simple Interest Benefit Basis of $122,500 ($115,000 + ($100,000 x 7.5%)) no Step-Up occurs, and the allocation to the Foundation Account does not change. The Simple Interest Benefit is applied, increasing the Lifetime Benefit Basis to the Simple Interest Benefit Basis of $122,500.

Example 7 (Withdrawals): The Owner is 65 and ready to start Lifetime Withdrawals under the Income later Guaranteed Lifetime Withdrawal Benefit rider. The Lifetime Benefit Basis is now $137,500, the total Contract Value is $133,500. The Contract Value in the Foundation Account is $55,092.88 and the remaining Contract Value in the Subaccounts that comprise the Create Your Own Model is $78,407.12. The Owner takes a Lifetime Withdrawal of $6,187.50 ($137,500 x 4.5%). $6,187.50 is deducted proportionately first from the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Account). Thus, after the withdrawal, the Contract Value in the Foundation Account value will equal $55,092.88 and the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Account) will equal $72,219.62 ($78,407.12 - $6,187.50) for a total Contract Value of $127,312.50. The Lifetime Benefit Basis will remain $137,500.

Income Now Option

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

•	The Lifetime Benefit Basis is $100,000.
•	The GALWA is $5,100 if a withdrawal is taken immediately (5.10% rate for withdrawals beginning at attained age 65 * $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
•	The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.
•	There are no additional purchase payments during the window period, except where explicitly stated.

Example 1 (Additional Purchase Payment during the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
•	The GALWA is $7,650, which is 5.10% of the new Lifetime Benefit Basis.
•	The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,100 = $100,000 * 5.10%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,100 GALWA.
•	The GALWA is $5,100; this does not change because the withdrawal does not exceed the $5,100 GALWA.
•
Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,900, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,100.

Example 3 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.

•	The GALWA at this time, prior to the $50,000 withdrawal, is $5,886 (5.40% rate for age 68 Times the $109,000 Lifetime Benefit Basis).
•	The new Lifetime Benefit Basis is $64,886, because the $50,000 withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $44,114
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
	2.	A proportional adjustment of $33,365.43 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $44,114,
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 – $5,886 = $144,114) and
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
		•	For an adjustment of $44,114 ÷ $144,114 * $109,000 = $33,365.43.
•	The larger of these adjustments is $44,114, so the new Lifetime Benefit Basis is $64,886 ($109,000 – $44,114 = $64,886).
•	The GALWA is $3,503.84 after the withdrawal, which is 5.40% (the rate for age 68) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.

	2.	There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 – $5,886 = $44,114).
		•	$44,114 ÷ $150,000 * $100,000 – $44,114 = - $14,704.67.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 – $50,000 – (- $14,704.67) = $64,704.67.

Example 4 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.

•	The GALWA at this time (before the $50,000 withdrawal) is $5,886 (5.4% rate for age 68 Times the $109,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $44,121.22 because the withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $44,114.
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
	2.	A proportional adjustment of $64,878.78 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $44,114.
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 – $5,886 = $ 74,114).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
		•	For an adjustment of $44,114 ÷ $74,114 * $109,000 = $64,878.78.
•	The larger of these adjustments is $64,878.78, so the new Lifetime Benefit Basis is $44,121.22 ($109,000 – $64,878.78 = $44,121.22).
•	The GALWA is $2,382.55, which is 5.4% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 – $5,886 = $44,114).
		•	$44,114 ÷ $80,000 * $100,000 – $44,114 = $11,028.50.
•	New Minimum Guaranteed Death Benefit after all adjustments $100,000 – $50,000 – $11,028.50 = $38,971.50.

Example 5 (Step up the Lifetime Benefit Basis Before Withdrawals have Started): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

•	The existing Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
•	The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $125,000.
•	The GALWA after the step up is $6,750 (5.40% rate for age 68 Times the $125,000 stepped-up Lifetime Benefit Basis).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit remains $100,000 – it is not impacted by a step up.

Example 6 (Step up the Lifetime Benefit Basis After Withdrawals have Started): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
•	The GALWA after the step up is $5,940 (5.40% rate for age 68 – Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

Example 7 (Anniversary Where Contract Value is Less than Lifetime Benefit Basis): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
•	The GALWA remains at $5,100 (5.10% rate for age 65 – the time of the first withdrawal.
•	Because no step up occurs, the withdrawal percentage does not change.
•	The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

Example 8 (Excess Withdrawal after Lifetime Withdrawals have started – First excess withdrawal of the rider year): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $425 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
•
The GALWA at this time, prior to the $10,000 withdrawal, is $5,100. There has been a total of $4,250 withdrawn to this point this year (10 withdrawals of $425). The remaining lifetime withdrawal for the Contract Year is $850 ($5,100 – $4,250 = $850).

•	The excess withdrawal amount is $9,150 which is the $10,000 withdrawal amount less the $850 of lifetime withdrawal remaining for the year.
•	The new Lifetime Benefit Basis is $90,850 because the $10,000 withdrawal exceeds the $850 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $9,150.
		•	The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $850 ($10,000 - $850 = $9,150).
	2.	A proportional adjustment of $8,785.41 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $9,150.
		•	Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 – $850 = $104,150).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
		•	For an adjustment of $9,150 ÷ $104,150 * $100,000 = $8,785.41.
•	The larger of these adjustments is $9,150, so the new Lifetime Benefit Basis is $90,850 ($100,000 – $9,150 = $90,850).
•	The GALWA is $4,633.35 after the withdrawal, which is 5.10% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $95,750. The initial $100,000 has been reduced a total of $4,250 for the 10 prior withdrawals.
•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $9,150 ($10,000 – $850 = $9,150).
		•	$9,150 ÷ $105,000 * $95,750 – $9,150 = - $806.07.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $95,750 – $10,000 – (- $806.07) = $86,556.07.

Example 9 (Excess Withdrawal after Lifetime Withdrawals have started when there was a prior excess withdrawal during the rider year): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the withdrawal is $90,850 as adjusted for the previous excess withdrawal.
•	The GALWA at this time, prior to this withdrawal, is $4,633.35. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
•	Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
•	The new Lifetime Benefit Basis is $62,459.37 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $25,000.
	2.	A proportional adjustment of $28,390.63 for the amount of the excess withdrawal calculated as follows:
• The excess withdrawal amount of $25,000.

		•	Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 – $0 = $80,000).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,850.
		•	For an adjustment of $25,000 ÷ $80,000 * $90,850 = $28,390.63.
•	The larger of these adjustments is $28,390.63, so the new Lifetime Benefit Basis is $62,459.37 ($90,850 – $28,390.63 = $62,459.37).
•	The GALWA is $3,185.43, which is 5.10% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $86,556.07, as adjusted for the previous withdrawals.
•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $25,000.
		•	$25,000 ÷ $80,000 * $86,556.07 – $25,000 = $2,048.77.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $86,556.07 – $25,000 – $2,048.77 = $59,507.30.

Income Later Option

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

•	The Lifetime Benefit Basis is $100,000.
•	The GALWA is $4,500 if a withdrawal is taken immediately (4.50% rate for withdrawals beginning at attained age 68 x $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
•	The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

Example 1 (Additional Purchase Payment during the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
•	The GALWA is $6,750, which is 4.50% of the new Lifetime Benefit Basis.
•	The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,500 = $100,000 * 4.50%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $4,500 GALWA.
•	The GALWA is $4,500; this does not change because the withdrawal does not exceed the $4,500 GALWA.
•
Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

Example 3 (A One-time Non-Lifetime Withdrawal Then Begin Lifetime Withdrawals at a Later Date): Starting with the Base Assumptions, the Owner withdraws the $4,500 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

•	Because the $4,500 withdrawal in the first year does not exceed the $4,500, GALWA it is not an excess withdrawal, and;
	o	The Lifetime Benefit Basis remains $100,000.
	o	The GALWA remains $4,500.
	o	Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.
•
On the fifth anniversary the Lifetime Benefit Basis is $130,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any additional withdrawals since the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 7.5% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($7,500 * 4 = $30,000) – Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.

•	The GALWA is $6,500 which is 5.00% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $130,000.
•	The Owner takes a lifetime withdrawal of $6,500.
•	Because the $6,500 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
	o	The Lifetime Benefit Basis remains $130,000.
	o	The GALWA remains $6,500.
	o	Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $89,000, which is the prior Minimum Guaranteed Death Benefit of $95,500 less the withdrawal of $6,500.

Example 4 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial Lifetime Benefit Basis ($7,500) on each of the first three Contract Anniversaries; for a total increase of $22,500 – assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.

•	The GALWA at this time, prior to the $50,000 withdrawal, is $6,125 (5.00% rate for age 71 Times the $122,500 Lifetime Benefit Basis).
•	The Lifetime Benefit Basis is adjusted to $77,050 because the $50,000 withdrawal exceeds the $6,125 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $43,875.
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,125 ($50,000 - $6,125 = $43,875).
	2.	A proportional adjustment of $37,356.65 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $43,875.
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 – $6,125 = $143,875).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $122,500.
		•	For an adjustment of $43,875 ÷ $143,875 * $122,500 = $37,356.65.
•	The larger of these adjustments is $43,875, so the new Lifetime Benefit Basis is $78,625 ($122,500 – $43,875 = $78,625).
•	The GALWA is $3,931.25 after the withdrawal, which is 5.00% (the rate for age 71) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,875 ($50,000 – $6,125 = $43,875).
		•	$43,875 ÷ $150,000 * $100,000 – $43,875 = - $14,625.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 – $50,000 – (- $14,625) = $64,625.

Example 5 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial basis ($7,500) on each of the first three Contract Anniversaries, for a total increase of $22,500.

•	The GALWA at this time (before the $50,000 withdrawal) is $6,125 (5.00% rate for age 71 Times the $122,500 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $49,746.19 because the withdrawal exceeds the $6,125 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $43,875.
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,125 ($50,000 - $6,125 = $43,875).
	2.	A proportional adjustment of $72,753.81 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $43,875.
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 – $6,125 = $73,875).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $122,500.
		•	For an adjustment of $43,875 ÷ $73,875 * $122,500 = $72,753.81.
•	The larger of these adjustments is $72,753.81, so the new Lifetime Benefit Basis is $49,746.19 ($122,500 – $72,753.81 = $49,746.19).

•	The GALWA is $2,487.31, which is 5.00% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,875 ($50,000 – $6,125 = $43,875).
• $43,875 ÷ $80,000 * $100,000 – $43,875 = $10,968.75.
•	New Minimum Guaranteed Death Benefit after all adjustments $100,000 – $50,000 – $10,968.75 = $39,031.25.

Example 6 (Step up the Lifetime Benefit Basis Before Withdrawals have Started): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

•	The existing Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial basis ($7,500) on each of the first three Contract Anniversaries.
•	The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $145,000.
•	The GALWA after the step up is $7,250 (5.00% rate for age 71 Times the $145,000 stepped-up Lifetime Benefit Basis).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit remains $100,000 – it is not impacted by a step up.

Example 7 (Step up the Lifetime Benefit Basis After Withdrawals have Started): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
•	The GALWA after the step up is $4,950 (4.50% rate for age 68 – the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

Example 8 (Anniversary Where Contract Value is Less than Lifetime Benefit Basis): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
•	The GALWA remains at $4,500 (4.50% rate for age 68 – the time of the first withdrawal).
•	Because no step up occurs, the GALWA does not change.
•	The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

Example 9 (Excess Withdrawal after Lifetime Withdrawals have started – First excess withdrawal of the rider year): Starting with the Base Assumptions, the Owner begins making monthly withdrawals of $375.00 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
•
The GALWA at this time, prior to the $10,000 withdrawal, is $4,500. There has been a total of $3,750 withdrawn to this point this year (10 withdrawals of $375). The remaining lifetime withdrawal for the Contract Year is $750 ($4,500 – $3,750 = $750).

•	The excess withdrawal amount is $9,250 which is the $10,000 withdrawal amount less the $750 of lifetime withdrawal remaining for the year.
•	The new Lifetime Benefit Basis is $90,750 because the $10,000 withdrawal exceeds the $750.00 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $9,250

		•	The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $750 ($10,000 - $750 = $9,250)
	2.	A proportional adjustment of $8,872.90 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $9,250.
		•	Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 – $750 = $104,250).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
		•	For an adjustment of $9,250 ÷ $104,250 * $100,000 = $8,872.90.
•	The larger of these adjustments is $9,250, so the new Lifetime Benefit Basis is $90,750 ($100,000 – $9,250 = $90,750).
•	The GALWA is $4,083.75 after the withdrawal, which is 4.50% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $96,250. The initial $100,000 has been reduced a total of $3,750 for the 10 prior withdrawals.
•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $9,250.00 ($10,000 – $750 = $9,250).
		•	$9,250 ÷ $105,000 * $96,250 – $9,250 = - $770.83
•	The new Minimum Guaranteed Death Benefit after all adjustments $96,250 – $10,000 – (- $770.83) = $87,020.83.
Example 10 (Excess Withdrawal after Lifetime Withdrawals have started when there was a prior excess withdrawal during the rider year): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the withdrawal is $90,750 as adjusted for the previous excess withdrawal.
•	The GALWA at this time, prior to this withdrawal, is $4,083.75. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
•	Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
•	The new Lifetime Benefit Basis is $62,390.62 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $25,000
	2.	A proportional adjustment of $28,359.38 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $25,000.
		•	Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 – $0 = $80,000).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,750.
		•	For an adjustment of $25,000 ÷ $80,000 * $90,750 = $28,359.38.
•	The larger of these adjustments is $28,359.38, so the new Lifetime Benefit Basis is $62,390.62 ($90,750 – $28,359.38 = $62,390.62).
•	The GALWA is $2,807.58, which is 4.50% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $87,020.83, as adjusted for the previous withdrawals.
•	Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $25,000.
		•	$25,000 ÷ $80,000 * $87,020.83 – $25,000 = $2,194.01.
•	The new Minimum Guaranteed Death Benefit after all adjustments $87,020.83 – $25,000 – $2,194.01 = $59,826.82.

Conversion from a Principal Protector (Guaranteed Minimum Accumulation Benefit) to an Income Protector (Guaranteed Lifetime Withdrawal Benefit) – Income Now Option

Example 1 (Conversion when no prior withdrawals have occurred – Contract Value is greater then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

•	The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).

•	The GALWA is $6,375 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $143,750 (under the Simple Interest Benefit, it was increased by $3,750 – 3% of $125,000 each year).
•	The GALWA is $8,050 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner may take withdrawals of up to $8,050 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

Example 2 (Conversion when no prior withdrawals have occurred – Contract Value is less then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $5,100 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $115,000 (under the Simple Interest Benefit, it was increased by $3,000 – 3% of $100,000 each rider year).
•	The GALWA is $6,440 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner may take withdrawals of up to $6,440 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

Example 3 (Conversion when withdrawals have occurred): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 – as adjusted for the prior withdrawal. Upon conversion:

•	The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $3,825 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $86,250 (under the Simple Interest Benefit, it was increased by $2,250 – 3% of $75,000 each year).
•	The GALWA is $4,830 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner may take withdrawals of up to $4,830 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

Conversion from a Principal Protector (Guaranteed Minimum Accumulation Benefit) to an Income Protector (Guaranteed Lifetime Withdrawal Benefit) – Income Later Option

Example 1 (Conversion when no prior withdrawals have occurred – Contract Value is greater then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
•	The GALWA is $5,625 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $171,875 (under the Simple Interest Benefit, it was increased by $9,375 – 7.5% of $125,000 each year).
•	The GALWA is $8,593.75 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•
The Owner may take withdrawals of up to $8,893.75 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

Example 2 (Conversion when no prior withdrawals have occurred – Contract Value is less then the GMAB basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $4,500 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $137,500 (under the Simple Interest Benefit, it was increased by $7,500 – 7.5% of $100,000 each year).
•	The GALWA is $6,875 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•
The Owner may take withdrawals of up to $6,875 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

Example 3 (Conversion when withdrawals have occurred): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 – as adjusted for the prior withdrawal. Upon conversion:

•	The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $3,375 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $103,125 (under the Simple Interest Benefit, it was increased by $5,625 – 7.5% of $75,000 each year).
•	The GALWA is $5,156.25 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•
The Owner may take withdrawals of up to $5,156.25 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

APPENDIX D
EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED ON AND AFTER MAY 1, 2010

10-Year Benefit Period

Base Assumptions: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

Example 1 (Additional Purchase Payment Within the Window Period): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

Example 2 (Withdrawal When the Contract Value is Greater Than the Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $50,000 which is the greater of:
•	The withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
	1.	partial withdrawal amount: $50,000;
	2.	Contract Value immediately prior to the withdrawal: $150,000;
	3.	the Benefit Basis immediately prior to the withdrawal: $100,000.
•	So, the proportion of the Benefit Basis withdrawn: ($50,000 ÷ $150,000) * $100,000 = $33,333.33.
•	Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

Example 3 (Withdrawal When the Contract Value is Less Than the Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $62,500 which is the greater of:
•	The prior Benefit Basis less the withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
	1.	partial withdrawal amount: $50,000;
	2.	Contract Value immediately prior to the withdrawal: $80,000;
	3.	the Benefit Basis immediately prior to the withdrawal: $100,000.
•	So, the proportion of the Benefit Basis withdrawn: ($50,000 ÷ $80,000) * $100,000 = $62,500.
•	Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

Example 4 (Step Up the Benefit Basis): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

•	The existing Benefit Basis is $100,000.
•	The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
•	The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

Example 5 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Less Than the Benefit Basis – 10-Year Period): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

D-1

Example 6 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Greater Than the Benefit Basis, and the Owner Elects NOT to Renew the Benefit – 10-Year Period): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	Since the Contract Value is greater than the Benefit Basis, the benefit expires without value.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

Example 7 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Greater Than the Benefit Basis, and the Owner Elects to Renew for an Additional 10-Year Period – 10-Year Period): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	The rider will renew for an additional 10-year Benefit Period.
•	The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).

NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

D-2

APPENDIX E
EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED ON AND AFTER
OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010

Guaranteed Lifetime Withdrawal Benefit riders issued after October 19, 2009 but before May 1, 2010 have the same features described in this Prospectus for Guaranteed Lifetime Withdrawal Benefit rider, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued on or after May 1, 2010 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed before May 1, 2010.

Current Charges. We currently charge 1.05% for the Guaranteed Lifetime Withdrawal Benefit.

Covered Person. References are to the Annuitant and not the Covered Person.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Later rider is a follows:

Attained Age of Annuitant
Age	55-60	61-64	65-69	70-74	75-79	80+
Percentage	3.75	4.25	4.50	5.00	5.25	5.50

Joint Annuitants – Attained Age of Younger Annuitant[1]
Age	55-60	61-64	65-69	70-74	75-79	80+
Percentage	3.25	3.75	4.00	4.50	4.75	5.00
1If only one Annuitant is living at the time of your first withdrawal, the single annuitant rates will apply.

Simple Interest Benefit. Under the Income Later rider, the current Simple Interest Benefit Increase is 7.0% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the following Benefit Allocation Plans are available if the Contract Owner wishes to change allocation options.

Model	Mix	Subaccounts[1]
Conservative/Moderate Blend	67% 33%	Ultra Series Conservative Allocation Ultra Series Moderate Allocation
Conservative I-Model	40% 10% 18% 12% 8% 3% 9%	Ultra Series Core Bond Ultra Series High Income Ultra Series Large Cap Value Ultra Series Large Cap Growth Ultra Series Mid Cap Vanguard Variable Insurance Fund Money Market Ultra Series International Stock
Conservative/Moderate I-Model	32% 8% 17% 14% 12% 4% 13%	Ultra Series Core Bond Ultra Series High Income Ultra Series Large Cap Value Ultra Series Large Cap Growth Ultra Series Mid Cap Vanguard Variable Insurance Fund Money Market Ultra Series International Stock
Moderate I-Model	24% 6% 16% 16% 15% 5% 18%	Ultra Series Core Bond Ultra Series High Income Ultra Series Large Cap Value Ultra Series Large Cap Growth Ultra Series Mid Cap Vanguard Variable Insurance Fund Money Market Ultra Series International Stock

Model	Mix	Subaccounts[1]
Moderate/Aggressive I-Model	16% 4% 15% 17% 17% 7% 24%	Ultra Series Core Bond Ultra Series High Income Ultra Series Large Cap Value Ultra Series Large Cap Growth Ultra Series Mid Cap Vanguard Variable Insurance Fund Money Market Ultra Series International Stock
Aggressive I-Model	8% 2% 14% 18% 18% 10% 30%	Ultra Series Core Bond Ultra Series High Income Ultra Series Large Cap Value Ultra Series Large Cap Growth Ultra Series Mid Cap Vanguard Variable Insurance Fund Money Market Ultra Series International Stock
Conservative R-Model	5% 10% 10% 25% 13% 16% 4% 3% 3% 6% 2% 3%	Franklin Income VIP
PIMCO Global Bond
Franklin High Income VIP
PIMCO Total Return
Oppenheimer Main Street VA
Invesco V.I. Growth and Income
Invesco V.I. Mid Cap Growth
Oppenheimer Main Street Small Cap VA
Franklin Mutual Global Discovery VIP
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy
Conservative/Moderate R-Model	5% 8% 8% 19% 15% 15% 6% 5% 4% 9% 2% 4%	Franklin Income VIP
PIMCO Global Bond
Franklin High Income VIP
PIMCO Total Return
Oppenheimer Main Street VA
Invesco V.I. Growth and Income
Invesco V.I. Mid Cap Growth
Oppenheimer Main Street Small Cap VA
Franklin Mutual Global Discovery VIP
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy
Moderate R-Model	5% 6% 6% 13% 17% 14% 8% 6% 7% 11% 3% 4%	Franklin Income VIP
PIMCO Global Bond
Franklin High Income VIP
PIMCO Total Return
Oppenheimer Main Street VA
Invesco V.I. Growth and Income
Invesco V.I. Mid Cap Growth
Oppenheimer Main Street Small Cap VA
Franklin Mutual Global Discovery VIP
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy

Model	Mix	Subaccounts[1]
Moderate/Aggressive R-Model	5% 4% 11% 18% 12% 10% 8% 8% 16% 4% 4%	PIMCO Global Bond
Franklin High Income VIP
PIMCO Total Return Portfolio
Oppenheimer Main Street VA
Invesco V.I. Growth and Income
Invesco V.I. Mid Cap Growth
Oppenheimer Main Street Small Cap VA
Franklin Mutual Global Discovery VIP
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy
Aggressive R-Model	5% 2% 3% 20% 12% 10% 10% 10% 20% 4% 4%	PIMCO Global Bond
Franklin High Income VIP
PIMCO Total Return
Oppenheimer Main Street
Invesco V.I. Growth and Income Portfolio
Invesco V.I. Mid Cap Growth Portfolio
Oppenheimer Main Street Small Cap VA
Franklin Mutual Global Discovery VIP
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy
Conservative C-Model	25% 10% 10% 5% 16% 10% 8% 2% 7% 2% 2% 3%	Ultra Series Core Bond
Franklin High Income VIP
PIMCO Global Bond
PIMCO Total Return
Invesco V.I. Growth and Income
Ultra Series Large Cap Growth
Ultra Series Mid Cap
Oppenheimer Main Street Small Cap VA
Ultra Series International Stock
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy
Conservative/Moderate C-Model	20% 8% 8% 4% 16% 12% 10% 3% 8% 5% 2% 4%	Ultra Series Core Bond
Franklin High Income VIP
PIMCO Global Bond
PIMCO Total Return
Invesco V.I. Growth and Income
Ultra Series Large Cap Growth
Ultra Series Mid Cap
Oppenheimer Main Street Small Cap VA
Ultra Series International Stock
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy
Moderate C-Model	15% 6% 6% 3% 16% 14% 11% 4% 10% 8% 3% 4%	Ultra Series Core Bond
Franklin High Income VIP
PIMCO Global Bond
PIMCO Total Return
Invesco V.I. Growth and Income
Ultra Series Large Cap Growth
Ultra Series Mid Cap
Oppenheimer Main Street Small Cap VA
Ultra Series International Stock
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy

Model	Mix	Subaccounts[1]
Moderate/Aggressive C-Model	8% 4% 5% 3% 13% 17% 11% 7% 14% 10% 4% 4%	Ultra Series Core Bond
Franklin High Income VIP
PIMCO Global Bond
PIMCO Total Return
Invesco V.I. Growth and Income
Ultra Series Large Cap Growth
Ultra Series Mid Cap
Oppenheimer Main Street Small Cap VA
Ultra Series International Stock
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy
Aggressive C-Model	3% 2% 5% 12% 18% 12% 10% 17% 13% 4% 4%	Ultra Series Core Bond
Franklin High Income VIP
PIMCO Global Bond
Invesco V.I. Growth and Income
Ultra Series Large Cap Growth
Ultra Series Mid Cap
Oppenheimer Main Street Small Cap VA
Ultra Series International Stock
Oppenheimer International Growth VA
Invesco V.I. Global Real Estate
PIMCO CommodityRealReturn® Strategy
1For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Excess Withdrawals under Income Later. If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis. The annual credit to the Simple Interest Benefit Basis, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the Simple Interest Benefit Increase rate.

Reset Lifetime Benefit Basis. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

a.)			the excess withdrawal amount; or
b.)			a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
	(1)	=	the excess withdrawal amount.
	(2)	=	the contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
	(3)		= the Lifetime Benefit Basis prior to the withdrawal.

Reset Simple Interest Benefit Basis If an excess withdrawal occurs, the SIBB will be reset to equal to the lesser of:

a)	the SIBB as of the date of withdrawal, minus the excess withdrawal amount; or
b)	the rest of LLB

Income Now Option

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

•	The Lifetime Benefit Basis is $100,000.
•	The GALWA is $5,100 if a withdrawal is taken immediately (5.10% rate for withdrawals beginning at attained age 65 * $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

•	The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.
•	There are no additional purchase payments during the window period, except where explicitly stated.

Example 1 (Additional Purchase Payment during the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
•	The GALWA is $7,650, which is 5.10% of the new Lifetime Benefit Basis.
•	The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,100 = $100,000 * 5.10%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,100 GALWA.
•	The GALWA is $5,100; this does not change because the withdrawal does not exceed the $5,100 GALWA.
•	Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,900, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,100.

Example 3 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.

•	The GALWA at this time, prior to the $50,000 withdrawal, is $5,886 (5.40% rate for age 68 Times the $109,000 Lifetime Benefit Basis).
•	The new Lifetime Benefit Basis is $64,886, because the $50,000 withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
1.	The amount of the excess withdrawal: $44,114
	•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
2.	A proportional adjustment of $33,365.43 for the amount of the excess withdrawal calculated as follows:
	•	The excess withdrawal amount of $44,114,
	•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 – $5,886 = $144,114) and
	•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
	•	For an adjustment of $44,114 ÷ $144,114 * $109,000 = $33,365.43.

•	The larger of these adjustments is $44,114, so the new Lifetime Benefit Basis is $64,886 ($109,000 – $44,114 = $64,886).
•	The GALWA is $3,503.84 after the withdrawal, which is 5.40% (the rate for age 68) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 – $5,886 = $44,114).
• $44,114 ÷ $150,000 * $100,000 – $44,114 = - $14,704.67.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 – $50,000 – (- $14,704.67) = $64,704.67.

Example 4 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
•	The GALWA at this time (before the $50,000 withdrawal) is $5,886 (5.4% rate for age 68 Times the $109,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $44,121.22 because the withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
1. The amount of the excess withdrawal: $44,114.

	•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
2.	A proportional adjustment of $64,878.78 for the amount of the excess withdrawal calculated as follows:
	•	The excess withdrawal amount of $44,114.
	•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 – $5,886 = $74,114).
	•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
	•	For an adjustment of $44,114 ÷ $74,114 * $109,000 = $64,878.78.
•	The larger of these adjustments is $64,878.78, so the new Lifetime Benefit Basis is $44,121.22 ($109,000 – $64,878.78 = $44,121.22).
•	The GALWA is $2,382.55, which is 5.4% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 – $5,886 = $44,114).
• $44,114 ÷ $80,000 * $100,000 – $44,114 = $11,028.50.
•	New Minimum Guaranteed Death Benefit after all adjustments $100,000 – $50,000 – $11,028.50 = $38,971.50.

Example 5 (Step up the Lifetime Benefit Basis Before Withdrawals have Started): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

•	The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
•	The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $125,000.
•	The GALWA after the step up is $6,750 (5.40% rate for age 68 Times the $125,000 stepped-up Lifetime Benefit Basis).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit remains $100,000 – it is not impacted by a step up.

Example 6 (Step up the Lifetime Benefit Basis After Withdrawals have Started): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
•	The GALWA after the step up is $5,940 (5.40% rate for age 68 – Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

Example 7 (Anniversary Where Contract Value is Less than Lifetime Benefit Basis): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
•	The GALWA remains at $5,100 (5.10% rate for age 65 – the time of the first withdrawal.)
•	Because no step up occurs, the withdrawal percentage does not change.
•	The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

Example 8 (Excess Withdrawal after Lifetime Withdrawals have started – First excess withdrawal of the rider year): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $425 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
•
The GALWA at this time, prior to the $10,000 withdrawal, is $5,100. There has been a total of $4,250 withdrawn to this point this year (10 withdrawals of $425). The remaining lifetime withdrawal for the Contract Year is $850 ($5,100 – $4,250 = $850).

•	The excess withdrawal amount is $9,150 which is the $10,000 withdrawal amount less the $850 of lifetime withdrawal remaining for the year.
•	The new Lifetime Benefit Basis is $90,850 because the $10,000 withdrawal exceeds the $850 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
1.	The amount of the excess withdrawal: $9,150.
	•	The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $850 ($10,000 - $850 = $9,150).
2.	A proportional adjustment of $8,785.41 for the amount of the excess withdrawal calculated as follows:
	•	The excess withdrawal amount of $9,150.
	•	Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 – $850 = $104,150).
	•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
	•	For an adjustment of $9,150 ÷ $104,150 * $100,000 = $8,785.41.

•	The larger of these adjustments is $9,150, so the new Lifetime Benefit Basis is $90,850 ($100,000 – $9,150 = $90,850).
•	The GALWA is $4,633.35 after the withdrawal, which is 5.10% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $95,750. The initial $100,000 has been reduced a total of $4,250 for the 10 prior withdrawals.
•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $9,150 ($10,000 – $850 = $9,150).
• $9,150 ÷ $105,000 * $95,750 – $9,150 = - $806.07.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $95,750 – $10,000 – (- $806.07) = $86,556.07.

Example 9 (Excess Withdrawal after Lifetime Withdrawals have started when there was a prior excess withdrawal during the rider year): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the withdrawal is $90,850 as adjusted for the previous excess withdrawal.
•	The GALWA at this time, prior to this withdrawal, is $4,633.35. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
•	Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
•	The new Lifetime Benefit Basis is $62,459.37 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
1.	The amount of the excess withdrawal: $25,000.
2.	A proportional adjustment of $28,390.63 for the amount of the excess withdrawal calculated as follows:
	•	The excess withdrawal amount of $25,000.
	•	Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 – $0 = $80,000).
	•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,850.
	•	For an adjustment of $25,000 ÷ $80,000 * $90,850 = $28,390.63.
•	The larger of these adjustments is $28,390.63, so the new Lifetime Benefit Basis is $62,459.37 ($90,850 – $28,390.63 = $62,459.37).
•	The GALWA is $3,185.43, which is 5.10% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $86,556.07, as adjusted for the previous withdrawals.
•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $25,000.
• $25,000 ÷ $80,000 * $86,556.07 – $25,000 = $2,048.77.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $86,556.07 – $25,000 – $2,048.77 = $59,507.30.

Income Later Option

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

•	The Lifetime Benefit Basis is $100,000.
•	The GALWA is $4,500 if a withdrawal is taken immediately (4.50% rate for withdrawals beginning at attained age 68 x $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
•	The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

Example 1 (Additional Purchase Payment during the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
•	The GALWA is $6,750, which is 4.50% of the new Lifetime Benefit Basis.
•	The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,500 = $100,000 * 4.50%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $4,500 GALWA.
•	The GALWA is $4,500; this does not change because the withdrawal does not exceed the $4,500 GALWA.
•
Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

Example 3 (A One-time Non-Lifetime Withdrawal Then Begin Lifetime Withdrawals at a Later Date): Starting with the Base Assumptions, the Owner withdraws the $4,500 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

•	Because the $4,500 withdrawal in the first year does not exceed the $4,500, GALWA it is not an excess withdrawal, and;
	o	The Lifetime Benefit Basis remains $100,000.
	o	The GALWA remains $4,500.
o
Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

•
On the fifth anniversary the Lifetime Benefit Basis is $128,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 7% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($7,000 * 4 = $28,000) – Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.

•	The GALWA is $6,400 which is 5.00% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $128,000.
•	The Owner takes a lifetime withdrawal of $6,400.
•	Because the $6,400 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
	o	The Lifetime Benefit Basis remains $128,000.
	o	The GALWA remains $6,400.
o
Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $89,100, which is the prior Minimum Guaranteed Death Benefit of $95,500 less the withdrawal of $6,400.

Example 4 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial Lifetime Benefit Basis ($7,000) on each of the first three Contract Anniversaries; for a total increase of $21,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.

•	The GALWA at this time, prior to the $50,000 withdrawal, is $6,050 (5.00% rate for age 71 Times the $121,000 Lifetime Benefit Basis).
•	The Lifetime Benefit Basis is adjusted to $77,050 because the $50,000 withdrawal exceeds the $6,050 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $43,950.
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,050 ($50,000 - $6,050 = $43,950).
	2.	A proportional adjustment of $36,943.04 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $43,950.
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 – $6,050 = $143,950).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $121,000.
		•	For an adjustment of $43,950 ÷ $143,950 * $121,000 = $36,943.04.
•	The larger of these adjustments is $43,950, so the new Lifetime Benefit Basis is $77,050 ($121,000 – $43,950 = $77,050).
•	The GALWA is $3,852.50 after the withdrawal, which is 5.00% (the rate for age 71) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,950 ($50,000 – $6,050 = $43,950).
		•	$43,950 ÷ $150,000 * $100,000 – $43,950 = - $14,650.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 – $50,000 – (- $14,650) = $64,650.

Example 5 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial basis ($7,000) on each of the first three Contract Anniversaries, for a total increase of $21,000.
•	The GALWA at this time (before the $50,000 withdrawal) is $6,050 (5.00% rate for age 71 Times the $121,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $49,087.22 because the withdrawal exceeds the $6,050 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $43,950.
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,050 ($50,000 - $6,050 = $43,950).
	2.	A proportional adjustment of $71,912.78 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $43,950.
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 – $6,050 = $73,950).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $121,000.
		•	For an adjustment of $43,950 ÷ $73,950 * $121,000 = $71,912.78.
•	The larger of these adjustments is $71,912.78, so the new Lifetime Benefit Basis is $49,087.22 ($121,000 – $71,912.78 = $49,087.22).
•	The GALWA is $2,454.36, which is 5.00% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,950 ($50,000 – $6,050 = $43,950).
		•	$43,950 ÷ $80,000 * $100,000 – $43,950 = $10,987.50.
•	New Minimum Guaranteed Death Benefit after all adjustments $100,000 – $50,000 – $10,987.50 = $39,012.50.

Example 6 (Step up the Lifetime Benefit Basis Before Withdrawals have Started): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

•	The existing Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial basis ($7,000) on each of the first three Contract Anniversaries.

•	The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $145,000.
•	The GALWA after the step up is $7,250 (5.00% rate for age 71 Times the $145,000 stepped-up Lifetime Benefit Basis).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit remains $100,000 – it is not impacted by a step up.

Example 7 (Step up the Lifetime Benefit Basis After Withdrawals have Started): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
•	The GALWA after the step up is $4,950 (4.50% rate for age 68 – the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

Example 8 (Anniversary Where Contract Value is Less than Lifetime Benefit Basis): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
•	The GALWA remains at $4,500 (4.50% rate for age 68 – the time of the first withdrawal).
•	Because no step up occurs, the GALWA does not change.
•	The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

Example 9 (Excess Withdrawal after Lifetime Withdrawals have started – First excess withdrawal of the rider year): Starting with the Base Assumptions, the Owner begins making monthly withdrawals of $375.00 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
•
The GALWA at this time, prior to the $10,000 withdrawal, is $4,500. There has been a total of $3,750 withdrawn to this point this year (10 withdrawals of $375). The remaining lifetime withdrawal for the Contract Year is $750 ($4,500 – $3,750 = $750).

•	The excess withdrawal amount is $9,250 which is the $10,000 withdrawal amount less the $750 of lifetime withdrawal remaining for the year.
•	The new Lifetime Benefit Basis is $90,750 because the $10,000 withdrawal exceeds the $750.00 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $9,250
• The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $750 ($10,000 - $750 = $9,250)
	2.	A proportional adjustment of $8,872.90 for the amount of the excess withdrawal calculated as follows:
• The excess withdrawal amount of $9,250.
• Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 – $750 = $104,250).
• Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
• For an adjustment of $9,250 ÷ $104,250 * $100,000 = $8,872.90.
•	The larger of these adjustments is $9,250, so the new Lifetime Benefit Basis is $90,750 ($100,000 – $9,250 = $90,750).
•	The GALWA is $4,083.75 after the withdrawal, which is 4.50% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $96,250. The initial $100,000 has been reduced a total of $3,750 for the 10 prior withdrawals.

•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $9,250.00 ($10,000 – $750 = $9,250).
• $9,250 ÷ $105,000 * $96,250 – $9,250 = - $770.83
•	The new Minimum Guaranteed Death Benefit after all adjustments $96,250 – $10,000 – (- $770.83) = $87,020.83.

Example 10 (Excess Withdrawal after Lifetime Withdrawals have started when there was a prior excess withdrawal during the rider year): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the withdrawal is $90,750 as adjusted for the previous excess withdrawal.
•	The GALWA at this time, prior to this withdrawal, is $4,083.75. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
•	Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
•	The new Lifetime Benefit Basis is $62,390.62 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $25,000
	2.	A proportional adjustment of $28,359.38 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $25,000.
		•	Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 – $0 = $80,000).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,750.
		•	For an adjustment of $25,000 ÷ $80,000 * $90,750 = $28,359.38.
•	The larger of these adjustments is $28,359.38, so the new Lifetime Benefit Basis is $62,390.62 ($90,750 – $28,359.38 = $62,390.62).
•	The GALWA is $2,807.58, which is 4.50% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $87,020.83, as adjusted for the previous withdrawals.
•	Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $25,000.
		•	$25,000 ÷ $80,000 * $87,020.83 – $25,000 = $2,194.01.
•	The new Minimum Guaranteed Death Benefit after all adjustments $87,020.83 – $25,000 – $2,194.01 = $59,826.82.

Conversion from a Principal Protector (Guaranteed Minimum Accumulation Benefit) to an Income Protector (Guaranteed Lifetime Withdrawal Benefit) – Income Now Option

Example 1 (Conversion when no prior withdrawals have occurred – Contract Value is greater then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

•	The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $6,375 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 – 3% of $125,000 each year).
•	The GALWA is $8,050 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $8,050, and the GALWA will remain $8,050 unless the Owner steps up the Benefit Basis.

Example 2 (Conversion when no prior withdrawals have occurred – Contract Value is less then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $5,100 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 – 3% of $100,000 each rider year).
•	The GALWA is $6,440 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $6,440, and the GALWA will remain $6,440 unless the Owner steps up the Benefit Basis.

Example 3 (Conversion when withdrawals have occurred): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 – as adjusted for the prior withdrawal. Upon conversion:

•	The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $3,825 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 – 3% of $75,000 each year).
•	The GALWA is $4,830 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $4,830, and the GALWA will remain $4,830 unless the Owner steps up the Benefit Basis.

Conversion from a Principal Protector (Guaranteed Minimum Accumulation Benefit) to an Income Protector (Guaranteed Lifetime Withdrawal Benefit) – Income Later Option

Example 1 (Conversion when no prior withdrawals have occurred – Contract Value is greater then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
•	The GALWA is $5,625 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $168,750 (it was increased by $8,750 – 7% of $125,000 each year).
•	The GALWA is $8,437.50 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $8,437.50, and the GALWA will remain $8,437.50 unless the Owner steps up the Benefit Basis.

Example 2 (Conversion when no prior withdrawals have occurred – Contract Value is less then the GMAB basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $4,500 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $135,000 (it was increased by $7,000 – 7% of $100,000 each year).
•	The GALWA is $6,750 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $6,750, and the GALWA will remain $6,750 unless the Owner steps up the Benefit Basis.

Example 3 (Conversion when withdrawals have occurred): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 – as adjusted for the prior withdrawal. Upon conversion:

•	The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $3,375 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $101,250 (it was increased by $5,250 – 7% of $75,000 each year).
•	The GALWA is $5,062.50 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $5,062.50, and the GALWA will remain $5,062.50 unless the Owner steps up the Benefit Basis.

APPENDIX F
GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER APRIL 30, 2009 BUT BEFORE
OCTOBER 19, 2009

Guaranteed Lifetime Withdrawal Benefit riders issued after April 30, 2009 but before October 19, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after October 19, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to October 19, 2009.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Now rider is as follows:

Attained Age of Annuitant
Age	55	56	57	58	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73
Percentage	4.2	4.4	4.6	4.8	5.1	5.2	5.3	5.4	5.5	5.6	5.7	5.8	5.9	6.0	6.1	6.2	6.3	6.4	6.5

Age	74	75	76	77	78	79	80	81	82	83	84	85
Percentage	6.6	6.7	6.8	6.9	7.0	7.1	7.2	7.3	7.4	7.5	7.6	7.7

Joint Annuitants – Attained Age of Younger Annuitant[1]
Age	55	56	57	58	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73
Percentage	3.2	3.4	3.6	3.8	4.1	4.2	4.3	4.4	4.5	4.6	4.7	4.8	4.9	5.0	5.1	5.2	5.3	5.4	5.5

Age	74	75	76	77	78	79	80	81	82	83	84	85
Percentage	5.6	5.7	5.8	5.9	6.0	6.1	6.2	6.3	6.4	6.5	6.6	6.7
1If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentages for Annuitants under the Income Later rider is as follows:

Attained Age of Annuitant
Age	55-58	59-64	65-69	70-79	80+
Percentage	4	4.5	5	5.5	6

Joint Annuitants – Attained Age of Younger Annuitant[1]
Age	55-58	59-64	65-69	70-79	80+
Percentage	3	3.5	4	4.5	5
1If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Simple Interest Benefit. Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 8% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Excess Withdrawals under Income Later. If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis. The annual credit to the Simple Interest Benefit Basis, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the Simple Interest Benefit Increase rate.

Continuation Benefit. There is no continuation benefit.

Reset Lifetime Benefit Basis. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

a)	the excess withdrawal amount; or
b)	a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
	(4) =	the excess withdrawal amount.
	(5) =	the contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.

(6) =	the Lifetime Benefit Basis prior to the withdrawal.

Reset Simple Interest Benefit Basis If an excess withdrawal occurs, the SIBB will be reset to equal to the lesser of:

c)	the SIBB as of the date of withdrawal, minus the excess withdrawal amount; or
d)	the reset LBB.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.85% of average daily Benefit Basis for the prior Contract Year.

*          *          *

Examples

Income Now Option

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

•	The Lifetime Benefit Basis is $100,000.
•	The GALWA is $5,700 if a withdrawal is taken immediately (5.70% rate for withdrawals beginning at attained age 65 * $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
•	The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

Example 1 (Additional Purchase Payment during the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
•	The GALWA is $8,550, which is 5.70% of the new Lifetime Benefit Basis.
•	The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,700 = $100,000 * 5.70%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,700 GALWA.
•	The GALWA is $5,700; this does not change because the withdrawal does not exceed the $5,700 GALWA.
•
Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,300, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,700.

Example 3 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.

•	The GALWA at this time, prior to the $50,000 withdrawal, is $6,540 (6.00% rate for age 68 Times the $109,000 Lifetime Benefit Basis).
•	The new Lifetime Benefit Basis is $65,540, because the $50,000 withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $43,460
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,540 ($50,000 - $6,540 = $43,460).
	2.	A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $43,460,
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 – $6,540 = $143,460) and
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.

		•	For an adjustment of $43,460 ÷ $143,460 * $109,000 = $33,020.63.
•	The larger of these adjustments is $43,460, so the new Lifetime Benefit Basis is $65,540 ($109,000 – $43,560 = $65,540).
•	The GALWA is $3,932.40 after the withdrawal, which is 6.00% (the rate for age 68) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 – $6,540 = $43,460).
		•	$43,460 ÷ $150,000 * $100,000 – $43,460 = - $14,486.67.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 – $50,000 – (- $14,468.67) = $64,486.67.

Example 4 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
•	The GALWA at this time (before the $50,000 withdrawal) is $6,540 (6.00% rate for age 68 Times the $109,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $44,514.02 because the withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $43,460.
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,540 ($50,000 - $6,540 = $43,460).
	2.	A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $43,460.
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 – $6,540 = $73,460).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
		•	For an adjustment of $43,460 ÷ $73,460 * $109,000 = $64,485.98.
•	The larger of these adjustments is $64,485.98, so the new Lifetime Benefit Basis is $44,514.02 ($109,000 – $64,485.98 = $44,154.02)
•	The GALWA is $2,670.84, which is 6.00% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 – $6,540 = $43,460).
		•	$43,460 ÷ $80,000 * $100,000 – $43,460 = $10,865.
•	New Minimum Guaranteed Death Benefit after all adjustments $100,000 – $50,000 – $10,865 = $39,135.

Example 5 (Step up the Lifetime Benefit Basis Before Withdrawals have Started): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

•	The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries.
•	The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $125,000.
•	The GALWA after the step up is $7,500 (6.00% rate for age 68 Times the $125,000 stepped-up Lifetime Benefit Basis).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit remains $100,000 – it is not impacted by a step up.

Example 6 (Step up the Lifetime Benefit Basis After Withdrawals have Started): Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
•	The GALWA after the step up is $6,600 (6.00% rate for age 68 – Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

Example 7 (Anniversary Where Contract Value is Less than Lifetime Benefit Basis): Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
•	The GALWA remains at $5,700 (5.70% rate for age 65 – the time of the first withdrawal.
•	Because no step up occurs, the withdrawal percentage does not change.
•	The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

Example 8 (Excess Withdrawal after Lifetime Withdrawals have started – First excess withdrawal of the rider year): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $475 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
•
The GALWA at this time, prior to the $10,000 withdrawal, is $5,700. There has been a total of $4,750 withdrawn to this point this year (10 withdrawals of $475). The remaining lifetime withdrawal for the Contract Year is $950 ($5,700 – $4,750 = $950).

•	The excess withdrawal amount is $9,050 which is the $10,000 withdrawal amount less the $950 of lifetime withdrawal remaining for the year.
•	The new Lifetime Benefit Basis is $90,950 because the $10,000 withdrawal exceeds the $950 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $9,050.
		•	The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $950 ($10,000 - $950 = $9,050).
	2.	A proportional adjustment of $8,697.74 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $9,050.
		•	Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 – $950 = $104,050).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
		•	For an adjustment of $9,050 ÷ $104,050 * $100,000 = $8,697.74.
•	The larger of these adjustments is $9,050, so the new Lifetime Benefit Basis is $90,950 ($100,000 – $9,050 = $90,950).
•	The GALWA is $5,184.15 after the withdrawal, which is 5.70% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $95,250. The initial $100,000 has been reduced a total of $4,750 for the 10 prior withdrawals.
•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $9,050 ($10,000 – $950 = $9,050).
		•	$9,050 ÷ $105,000 * $95,250 – $9,050 = - $840.36.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $95,250 – $10,000 – (- $840.36) = $86,090.36.

Example 9 (Excess Withdrawal after Lifetime Withdrawals have started when there was a prior excess withdrawal during the rider year): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the withdrawal is $90,950 as adjusted for the previous excess withdrawal.
•	The GALWA at this time, prior to this withdrawal, is $5,184.15. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
•	Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
•	The new Lifetime Benefit Basis is $62,528.12 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:

	1.	The amount of the excess withdrawal: $25,000.
	2.	A proportional adjustment of $28,421.88 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $25,000.
		•	Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 – $0 = $80,000)
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,950.
		•	For an adjustment of $25,000 ÷ $80,000 * $90,950 = $28,421.88.
•	The larger of these adjustments is $28,421.88, so the new Lifetime Benefit Basis is $62,528.12 ($90,950 – $28,421.88 = $62,528.12).
•	The GALWA is $3,564.10, which is 5.70% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $86,090.36, as adjusted for the previous withdrawals.
•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $25,000.
		•	$25,000 ÷ $80,000 x $86,090.36 – $25,000 = $1,903.24.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $86,090.36 – $25,000 – $1,903.24 = $59,187.12.

Income Later Option

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

•	The Lifetime Benefit Basis is $100,000.
•	The GALWA is $5,000 if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 * $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
•	The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

Example 1 (Additional Purchase Payment during the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
•	The GALWA is $7,500, which is 5.00% of the new Lifetime Benefit Basis.
•	The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5.00%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
•	The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
•
Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.

Example 3 (A One-time Non-Lifetime Withdrawal Then Begin Lifetime Withdrawals at a Later Date): Starting with the Base Assumptions, the Owner withdraws the $5,000 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

•	Because the $5,000 withdrawal in the first year does not exceed the $5,000, GALWA it is not an excess withdrawal, and;
	o	The Lifetime Benefit Basis remains $100,000.
	o	The GALWA remains $5,000.
o
Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.

•
On the fifth anniversary the Lifetime Benefit Basis is $132,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second Rider

Anniversary and the Lifetime Benefit Basis is increased by 8% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($8,000 * 4 = $32,000) – Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.

•	The GALWA is $7,260 which is 5.50% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $132,000.
•	The Owner takes a lifetime withdrawal of $7,260.
•	Because the $7,260 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
	o	The Lifetime Benefit Basis remains $132,000.
	o	The GALWA remains $7,260.
o
Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $87,740, which is the prior Minimum Guaranteed Death Benefit of $95,000 less the withdrawal of $7,260.

Example 4 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial Lifetime Benefit Basis ($8,000) on each of the first three Contract Anniversaries; for a total increase of $24,000. The Lifetime Benefit Basis assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.

•	The GALWA at this time, prior to the $50,000 withdrawal, is $6,820 (5.50% rate for age 71 Times the $124,000 Lifetime Benefit Basis).
•	The Lifetime Benefit Basis is adjusted to $80,820 because the $50,000 withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $43,180.
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,820 ($50,000 - $6,820 = $43,180).
	2.	A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $43,180.
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 – $6,820 = $143,180).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $124,000.
		•	For an adjustment of $43,180 ÷ $143,180 * $124,000 = $37,395.73.
•	The larger of these adjustments is $43,180, so the new Lifetime Benefit Basis is $80,820 ($124,000 – $43,180 = $80,820).
•	The GALWA is $4,445.10 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 – $6,820 = $43,180).
		•	$43,180 ÷ $150,000 * $100,000 – $43,180 = - $14,393.33.
•	The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 – $50,000 – (- $14,393.33) = $64,393.33.

Example 5 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries, for a total increase of $24,000.
•	The GALWA at this time (before the $50,000 withdrawal) is $6,820 (5.50% rate for age 71 Times the $124,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $50,833.56 because the withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $43,180.
		•	The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,820 ($50,000 - $6,820 = $43,180).
	2.	A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $43,180.
		•	Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 – $6,820 = 73,180).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $124,000.
		•	For an adjustment of $43,180 ÷ $73,180 * $124,000 = $73,166.44.

•	The larger of these adjustments is $73,166.44, so the new Lifetime Benefit Basis is $50,833.56 ($124,000 – $73,166.44 = $50,833.56).
•	The GALWA is $2,795.85, which is 5.50% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 – $6,820 = $43,180).
• $43,180 ÷ $80,000 * $100,000 – $43,180 = $10,795.
•	New Minimum Guaranteed Death Benefit after all adjustments $100,000 – $50,000 – $10,795 = $39,205.

Example 6 (Step up the Lifetime Benefit Basis Before Withdrawals have Started): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

•	The existing Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries.
•	The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $145,000.
•	The GALWA after the step up is $7,975 (5.50% rate for age 71 Times the $145,000 stepped-up Lifetime Benefit Basis).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit remains $100,000 – it is not impacted by a step up.

Example 7 (Step up the Lifetime Benefit Basis After Withdrawals have Started): Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
•	The GALWA after the step up is $5,500 (5.00% rate for age 68 – the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

Example 8 (Anniversary Where Contract Value is Less than Lifetime Benefit Basis): Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
•	The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
•	The GALWA remains at $5,000 (5.00% rate for age 68 – the time of the first withdrawal).
•	Because no step up occurs, the GALWA does not change.
•	The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

Example 9 (Excess Withdrawal after Lifetime Withdrawals have started – First excess withdrawal of the rider year): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
•
The GALWA at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000 – $4,166.70 = $833.30).

•	The excess withdrawal amount is $9,166.70 which is the $10,000 withdrawal amount less the $833.30 of lifetime withdrawal remaining for the year.
•	The new Lifetime Benefit Basis is $90,833.70 because the $10,000 withdrawal exceeds the $833.30 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $9,166.70

		•	The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $833.30 ($10,000 - $833.30 = $9,166.70)
	2.	A proportional adjustment of $8,800.03 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $9,166.70.
		•	Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 – $833.30 = $104,166.70).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
		•	For an adjustment of $9,166.70 ÷ $104,166.70 * $100,000 = $8,800.03.
•	The larger of these adjustments is $9,166.70, so the new Lifetime Benefit Basis is $90,833.30 ($100,000 – $9,166.70 = $90,833.30).
•	The GALWA is $4,541.67 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
•	Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 – $833.30 = $9,166.70).
		•	$9,166.70 ÷ $105,000 * $95,833.30 – $9,166.70 = - $820.27
•	The new Minimum Guaranteed Death Benefit after all adjustments $95,833.30 – $10,000 – (- $820.27) = $86,633.57.

Example 10 (Excess Withdrawal after Lifetime Withdrawals have started when there was a prior excess withdrawal during the rider year): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the withdrawal is $90,833.30 as adjusted for the previous excess withdrawal.
•	The GALWA at this time, prior to this withdrawal, is $4,541.67. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
•	Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
•	The new Lifetime Benefit Basis is $62,447.89 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
	1.	The amount of the excess withdrawal: $25,000
	2.	A proportional adjustment of $28,385.41 for the amount of the excess withdrawal calculated as follows:
		•	The excess withdrawal amount of $25,000.
		•	Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 – $0 = 80,000).
		•	Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,833.30.
		•	For an adjustment of $25,000 ÷ $80,000 x $90,833.30 = $28,385.41.
•	The larger of these adjustments is $28,385.41, so the new Lifetime Benefit Basis is $62,447.89 ($90,833.30 – $28,385.41 = $62,447.89).
•	The GALWA is $3,122.39, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The Minimum Guaranteed Death Benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
•	Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
	1.	The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $25,000.
		•	$25,000 ÷ $80,000 x $86,633.57 – $25,000 = $2,072.99.
•	The new Minimum Guaranteed Death Benefit after all adjustments $86,633.57 – $25,000 – $2,072.99 = $59,560.58.

Conversion from a Principal Protector (Guaranteed Minimum Accumulation Benefit) to an Income Protector (Guaranteed Lifetime Withdrawal Benefit) – Income Now Option

Example 1 (Conversion when no prior withdrawals have occurred – Contract Value is greater then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

•	The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).

•	The GALWA is $7,125 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 – 3% of $125,000 each year).
•	The GALWA is $8,912.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $8,912.50, and the GALWA will remain $8,912.50 unless the Owner steps up the Benefit Basis.

Example 2 (Conversion when no prior withdrawals have occurred – Contract Value is less then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $5,700 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 – 3% of $100,000 each rider year).
•	The GALWA is $7,130 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $7,130, and the GALWA will remain $7,130 unless the Owner steps up the Benefit Basis.

Example 3 (Conversion when withdrawals have occurred): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 – as adjusted for the prior withdrawal. Upon conversion:

•	The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $4,275 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 – 3% of $75,000 each year).
•	The GALWA is $5,347.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $5,347.50, and the GALWA will remain $5,347.50 unless the Owner steps up the Benefit Basis.

Conversion from a Principal Protector (Guaranteed Minimum Accumulation Benefit) to an Income Protector (Guaranteed Lifetime Withdrawal Benefit) – Income Later Option

Example 1 (Conversion when no prior withdrawals have occurred – Contract Value is greater then the Guaranteed Minimum Accumulation Benefit Basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
•	The GALWA is $6,250 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $175,000 (it was increased by $10,000 – 8% of $125,000 each year).

•	The GALWA is $9,625 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $9,625, and the GALWA will remain $9,625 unless the Owner steps up the Benefit Basis.

Example 2 (Conversion when no prior withdrawals have occurred – Contract Value is less then the GMAB basis at time of conversion): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

•	The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $5,000 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $140,000 (it was increased by $8,000 – 8% of $100,000 each year).
•	The GALWA is $7,700 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $7,700, and the GALWA will remain $7,700 unless the Owner steps up the Benefit Basis.

Example 3 (Conversion when withdrawals have occurred): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 – as adjusted for the prior withdrawal. Upon conversion:

•	The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
•	The GALWA is $3,750 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

•	The Lifetime Benefit Basis is $105,000 (it was increased by $6,000 – 8% of $75,000 each year).
•	The GALWA is $5,775 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
•	The Owner withdraws $5,775, and the GALWA will remain $5,775 unless the Owner steps up the Benefit Basis.

APPENDIX G
GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER NOVEMBER 23, 2008 BUT
BEFORE MAY 1, 2009

Guaranteed Lifetime Withdrawal Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after May 1, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Now rider is as follows:

Attained Age of Annuitant		Joint Annuitants – Attained Age of Younger Annuitant[1]
Age Percentage		Age Percentage
55-58	4.75%	55-58	3.75%
59-64	5.25%	59-64	4.25%
65-69	5.75%	65-69	4.75%
70-74	6.25%	70-74	5.25%
75-79	6.75%	75-79	5.75%
80+	7.25%	80+	6.25%
1If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentages for Annuitants under the Income Later rider is as follows:

Attained Age of Annuitant
Age	55-58	59-69	70-79	80+
Percentage	4.5	5	5.5	6

Joint Annuitants – Attained Age of Younger Annuitant[1]
Age	55-58	59-69	70-79	80+
Percentage	3.5	4	4.5	5
1If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

(1)	the Contract Value immediately following the withdrawal; or
(2)
the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first Excess Withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. Under the Income Now rider, the Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases).

Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 10% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Continuation Benefit. There is no continuation benefit.

Termination. The rider does not terminate upon change of ownership of the Contract.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.70% of average daily Benefit Basis for the prior Contract Year.

*          *          *

Examples

Income Now Option

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

•	The Lifetime Benefit Basis is $100,000; and
•	The guaranteed annual lifetime withdrawal amount is $5,250 (GALWA) if a withdrawal is taken immediately (5.25% rate for withdrawals beginning at attained age 64 x $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
•	The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

Example 1 (Additional Purchase Payment during the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
•	The guaranteed annual lifetime withdrawal amount is $7,875, which is 5.25% of the new Lifetime Benefit Basis.
•	The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,250 = $100,000 x 5.25%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,250 GALWA; and
•	The GALWA is $5,250; this does not change because the withdrawal does not exceed the $5,250 GALWA.
•
Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $94,750, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,250.

Example 3 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000. The Lifetime Benefit Basis assumes that the lifetime basis has not been stepped-up to a higher amount.

•	The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,612.50 (5.75% rate for age 67 Times the $115,000 Lifetime Benefit Basis).
•	The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,612.50 GALWA. The adjusted amount is the lesser of (1) or (2) below:
	1.	The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
	2.	The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
•	The GALWA is $3,737.50 after the withdrawal, which is 5.75% (the rate for age 67) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
	1.	The death benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,387.50 ($50,000 – $6,612.50 = $43,387.50).
• $43,387.50/$150,000 * $100,000 – $43,765 = - $14,462.50
•	New death benefit after all adjustments $100,000 – $50,000 – (- $14,462.50) = $64,462.50

Example 4 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
•	The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,612.50 (5.75% rate for age 67 Times the $115,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,612.50 GALWA. The adjusted value is the lesser of (1) or (2) below:
	1.	The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
	2.	The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
•	The GALWA is $1,725, which is 5.75% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
	1.	The death benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $43,387.50 ($50,000 – $6,612.50 = $43,387.50).
• $43,387.50 / $80,000 * $100,000 – $43,387.50 = $10,846.88
•	New death benefit after all adjustments $100,000 – $50,000 – $10,846.88 = $39,153.13

Example 5 (Excess Withdrawal after Lifetime Withdrawals have started – First excess withdrawal of the rider year): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $437.50 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
•
The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,250. There has been a total of $4,375 withdrawn to this point this year (10 withdrawals of $437.50). The remaining lifetime withdrawal for the Contract Year is $875 ($5,250 – $4,375 = $875).

•
Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,375, the $4,375 of prior withdrawals plus the $10,000 withdrawal.

•	The Lifetime Benefit Basis is adjusted to $85,625 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
	1.	The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,375 = $85,625; or
	2.	The Contract Value after the withdrawal: $105,000 - $10,000 = $95,000.
•	The GALWA is $4,495.31 after the withdrawal, which is 5.25% (the rate for age 64) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The death benefit before the withdrawal is $95,625. The initial $100,000 has been reduced a total of $4,375 for the 10 prior withdrawals.
•	Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
	1.	The death benefit will be reduced by $10,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $9,125 ($10,000 – $875 = $9,125).
• $9,125/$105,000 * $95,625 – $9,125 = $-814.73
•	New death benefit after all adjustments $95,625 – $10,000 – ($-814.73) = $86,439.73

Example 6 (Excess Withdrawal after Lifetime Withdrawals have started when there was a prior excess withdrawal during the rider year): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the withdrawal is $85,625 as adjusted for the previous excess withdrawal.
•
The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,495.31. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.

•	Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
•	The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or (2) below:
	1.	The prior Lifetime Benefit Basis less the withdrawal: $85,625 - $25,000 = $60,625; or
	2.	The Contract Value after the withdrawal: $80,000 - $25,000 = $55,000
•	The GALWA is $2,887.50, which is 5.25% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The death benefit before the withdrawal is $86,439.73, as adjusted for the previous withdrawals.
•	Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
	1.	The death benefit will be reduced by $25,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $25,000.
• $25,000 /$80,000 * $86,439.73 – $25,000 = $2,012.42

•	New death benefit after all adjustments $86,439.73 – $25,000 – $2,012.42 = $59,427.31

Example 7 (Step up the Lifetime Benefit Basis Before Withdrawals have Started): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

•	The existing Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
•	The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $125,000.
•	The guaranteed annual lifetime withdrawal after the step up is $7,187.50 (5.75% rate for age 67 Times the $125,000 stepped- up Lifetime Benefit Basis).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Death Benefit remains $100,000 – it is not impacted by a step up.

Example 8 (Step up the Lifetime Benefit Basis After Withdrawals have Started): Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
•	The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
•
The guaranteed annual lifetime withdrawal after the step up is $6,325 (5.75% rate for age 67 – Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

Example 9 (Anniversary Where Contract Value is Less than Lifetime Benefit Basis): Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
•	The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
•	The guaranteed annual lifetime withdrawal remains at $5,250 (5.25% rate for age 64 – the time of the first withdrawal.
•	Because no step up occurs, the withdrawal percentage does not change.
•	The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

Income Later Option

Base Assumptions: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

•	The Lifetime Benefit Basis is $100,000; and
•	The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 x $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•	All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
•	The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

Example 1 (Additional Purchase Payment during the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
•	The guaranteed annual lifetime withdrawal amount is $7,500, which is 5.00% of the new Lifetime Benefit Basis.

•	The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5.00%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
•	The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
•
Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $95,000, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,000.

Example 3 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial Lifetime Benefit Basis ($10,000) on each of the first three Contract Anniversaries; for a total increase of $30,000. The Lifetime Benefit Basis assumes that the lifetime basis has not been stepped-up to a higher amount.

•	The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $7,150 (5.50% rate for age 71 Times the $130,000 Lifetime Benefit Basis).
•	The Lifetime Benefit Basis is adjusted to $80,000 because the $50,000 withdrawal exceeds the $7,150 GALWA. The adjusted amount is the lesser of (1) or (2) below:
	1.	The prior Lifetime Benefit Basis less the withdrawal: $130,000 - $50,000 = $80,000; or
	2.	The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
•	The GALWA is $4,400 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
	1.	The death benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 – $7,150 = $42,850).
• $42,850 /$150,000 * $100,000 – $42,850 = $-13,500
•	New death benefit after all adjustments $100,000 – $50,000 – ($-13,500) = $63,500

Example 4 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries, for a total increase of $30,000.
•	The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $7,150 (5.50% rate for age 71 Times the $130,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $7,150 GALWA. The adjusted value is the lesser of (1) or (2) below:
	1.	The prior Lifetime Benefit Basis less the withdrawal: $130,000 - $50,000 = $80,000; or
	2.	The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
•	The GALWA is $1,650, which is 5.50% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
	1.	The death benefit will be reduced by $50,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 – $7,150 = $42,850).
• $42,850 /$80,000 * $100,000 – $42,850 = $10,875
•	New death benefit after all adjustments $100,000 – $50,000 – $10,875 = $39,125

Example 5 (Excess Withdrawal after Lifetime Withdrawals have started – First excess withdrawal of the rider year): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
•
The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000 – $4,166.70 = $833.30).

•
Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,166.70, the $4,166.70 of prior withdrawals plus the $10,000 withdrawal.

•	The Lifetime Benefit Basis is adjusted to $85,833.30 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
	1.	The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,166.70 = $85,833.30; or
	2.	The Contract Value after the withdrawal: $105,000 - $10,000 = $95,000.
•	The GALWA is $4,291.66 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The death benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
•	Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
	1.	The death benefit will be reduced by $10,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 – $833.30 = $9,166.70).
• $9,166.70 / $105,000 * $95,833.30 – $9,166.70 = $-820.27
•	New death benefit after all adjustments $95,833.30 – $10,000 – ($-820.27) = $86,633.57

Example 6 (Excess Withdrawal after Lifetime Withdrawals have started when there was a prior excess withdrawal during the rider year): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis before the withdrawal is $85,833.30 as adjusted for the previous excess withdrawal.
•
The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,291.66. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.

•	Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
•	The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or (2) below:
	1.	The prior Lifetime Benefit Basis less the withdrawal: $85,833.30 - $25,000 = $60,833.30; or
	2.	The Contract Value after the withdrawal: $80,000 - $25,000 = $55,000
•	The GALWA is $2,750, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
•	The death benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
•	Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
	1.	The death benefit will be reduced by $25,000 for the withdrawal.
	2.	There will be an additional adjustment for the excess withdrawal amount of $25,000.
• $25,000 / $80,000 * $86,633.57 – $25,000 = $2,072.99
•	New death benefit after all adjustments $86,633.57 – $25,000 – $2,072.99 = $59,560.58

Example 7 (Step up the Lifetime Benefit Basis Before Withdrawals have Started): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $145,000.

•	The existing Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries.
•	The Owner chooses to step up the Lifetime Benefit Basis after the third Contract Anniversary to the Contract Value of $145,000.
•	The guaranteed annual lifetime withdrawal after the step up is $7,975 (5.50% rate for age 71 Times the $145,000 stepped-up Lifetime Benefit Basis).
NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Death Benefit remains $100,000 – it is not impacted by a step up.

Example 8 (Step up the Lifetime Benefit Basis After Withdrawals have Started): Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
•	The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
•
The guaranteed annual lifetime withdrawal after the step up is $5,000 (5.00% rate for age 68 –The withdrawal percentage is established based on current age at the time of the first withdrawal, and does not change once withdrawals have started).

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

Example 9 (Anniversary Where Contract Value is Less than Lifetime Benefit Basis): Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
•	The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
•	The guaranteed annual lifetime withdrawal remains at $5,000 (5.00% rate for age 68 – the time of the first withdrawal.
•	Because no step up occurs, the lifetime withdrawal amount does not change.
•	The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

APPENDIX H
GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008

Guaranteed Minimum Withdrawal Benefit riders issued after October 28, 2007 but before November 24, 2008 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after November 24, 2008 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Excess Withdrawal. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

(1)	the Contract Value immediately following the withdrawal; or
(2)
the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Maximum Anniversary Death Benefit. An optional Maximum Anniversary Death Benefit is offered. Before the Annuitant’s age 85 Contract Anniversary, the death benefit payable under the Guaranteed Minimum Withdrawal Benefit will be the greater of the Maximum Anniversary Value and the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted. On or after the Annuitant’s 85th Contract Anniversary, the amount that will be payable under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit will be the Guaranteed Minimum Withdrawal Benefit with Minimum Guaranteed Death Benefit, less any premium expense charge not previously deducted.

On the rider issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

(1)	the date an additional purchase payment is received by us;
(2)	the date of payment of a partial withdrawal; and
(3)	on each Rider Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

Under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Maximum Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, we will adjust the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

(a) =	the excess withdrawal amount;
(b) =	the Contract Value immediately before the excess withdrawal; and
(c) =	the most recently calculated Maximum Anniversary Value immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The Maximum Anniversary Value on each Rider Anniversary is equal to the greater of the most recently calculated Maximum Anniversary Value or your Contract Value.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Age Requirements. The rider is subject to the eligibility requirements described below.

Type of Contract	Age Requirements At Rider Issue Date
Single Owner	Owner must be between ages 45-85
Single Owner/Non-Natural Owner	Each Annuitant must be between ages 45-85
Jointly Owned Contract	Joint Owner must both be between ages 45-85 on the rider issue date

Amount of your GALWA. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

Attained Age of Annuitant at First Withdrawal		Joint Annuitants – Attained Age of Younger Annuitant at First Withdrawal*
Age	Percentage	Age	Percentage
45-58	4%	45-58	3%
59-64	5%	59-64	4%
65-69	5.5%	65-69	4.5%
70-74	6%	70-74	5%
75+	6.5%	75+	5.5%

*If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Simple Interest Benefit. The restart of the Simple Interest Benefit on step up is not available. The Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases). The benefit is in effect on each of the first 10 rider anniversaries, provided no withdrawals have occurred since the rider issue date.

Lifetime Benefit Basis Step Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically “stepped up” each year to equal your current Contract Value. Step ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date.

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Continuation Benefit. There is no continuation benefit.

Rider Charge. The maximum and current annual Guaranteed Minimum Withdrawal Benefit charge percentages are as follows:

•	0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Minimum Guaranteed Death Benefit. The maximum charge is 1.00%;

•	0.80% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit, with the maximum charge being 1.15%; and

•	0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit (without any inherent death benefit), with the maximum charge of 1.00%.

*                   *                   *

Examples

Base Assumptions:  Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

•	The Lifetime Benefit Basis is $100,000; and
•	The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 * $100,000).
•	The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
•
All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis and minimum death benefit, unless the Owner chooses to have those charges deducted from the amount they receive.

•
Assumes the Guaranteed Minimum Withdrawal Benefit with the Minimum Guaranteed Death Benefit option is chosen. The death benefit adjustment calculations described here only apply to the death benefit provided by the Guaranteed Minimum Withdrawal Benefit rider. They do not apply to other optional death benefits riders.

•	All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

Example 1 (Additional Purchase Payment during the Window Period):  Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
•	The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.
•	The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary):  Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
•	The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
•	Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $145,000.

Example 3 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis):  Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred and no prior Step-Ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

•
The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 – assumes that the lifetime basis has not been stepped-up to a higher amount.

•	The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 Times the $115,000 Lifetime Benefit Basis).
•	The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of (1) or (2) below:
1.	The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
2.	The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
•	The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
1.	The death benefit will be reduced by $50,000 for the withdrawal.
2.	There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 – $6,325 = $43,675).
3.	$43,675 / $150,000 * $100,000 – $43,675 = $-14,558
•	New death benefit after all adjustments $100,000 – $50,000 – ($-14,558) = $64,558

Example 4 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis):  Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or Step-Ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

•	The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
•	The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 Times the $115,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
1.	The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
2.	The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
•	The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.
•	Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
1.	The death benefit will be reduced by $6,325 for the withdrawal within the GALWA limits.
2.	There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 – $6,325 = $43,675).
3.	$43,675 / $80,000 * $100,000 – $43,675 = $10,919
•	New death benefit after all adjustments $100,000 – $50,000 – $10,919 = $39,081

Example 5 (Step-Up the Lifetime Benefit Basis Before Withdrawals have Started):  Starting with the Base Assumptions, assume no withdrawals have been taken, no prior Step-Ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

•	The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
•	The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $125,000.
•	The guaranteed annual lifetime withdrawal after the Step-Up is $6,875 (5.5% rate for age 67 Times the $125,000 stepped-up Lifetime Benefit Basis).

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
•	The Minimum Death Benefit remains $100,000 – it is not impacted by a Step-Up.

Example 6 (Step-Up the Lifetime Benefit Basis After Withdrawals have Started):  Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assume that no prior Step-Ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
•	The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $110,000.
•
The guaranteed annual lifetime withdrawal at after the Step-Up is $5,500 (5% rate for age 64 – the age at the time of the first withdrawal from the Contract - Times the $110,000 stepped-up Lifetime Benefit Basis).

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

•	The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

APPENDIX I
GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007

Guaranteed Minimum Withdrawal Benefit riders issued after October 29, 2006 but before October 29, 2007 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued after October 29, 2007 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Age Requirements. These riders are subject to the eligibility requirements described below.

Type of Contract	Age Requirements At Rider Issue Date	Annuitant Requirements
Single Owner	Owner must be between ages 45-85	Annuitant must be between ages 45-85
Single Owner/Non-Natural Owner	Each Annuitant must be between ages 45-85	Annuitant must be a natural person between ages 45-85 on the rider issue date
Jointly Owned Contract	Joint Owners must be spouses; each spouse must be between ages 45-85 on the rider issue date	Annuitants must be natural persons between ages 45-85 on the rider issue date

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the GALWA. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, Lifetime Benefit Basis will be reset to equal the lesser of:

(a)	the Contract Value immediately following the withdrawal; or
(b)
the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. If you do not take any withdrawals, your GALWA will increase annually on each Rider Anniversary until the earliest of:

•	the date of your first withdrawal; or
•	the 10th Rider Anniversary (or the 10th Step-Up anniversary, if a Step-Up is elected).

Each increase will be equal to five percent (5%) of the Lifetime Benefit Basis as of your first Rider Anniversary (or Step-Up anniversary if a Step-Up is elected). The restart of the Simple Interest Benefit on step up is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date. Terminating the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

(a)	the Payout Date;
(b)	the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;
(c)	the date there is a change of Annuitant for any reason; or
(d)	the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GALWA. We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

Attained Age at First Withdrawal		Joint Annuitants (age difference 5 yrs or less) Attained Age of Oldest Annuitant at First Withdrawal[1]		Joint Annuitants (age difference over 5 yrs) Attained Age of Oldest Annuitant at First Withdrawal[2]
Age	Percentage	Age	Percentage	Age	Percentage
45-58	4%	45-58	3%	45-58	2%
59-64	5%	59-64	4%	59-64	3%
65-69	5.5%	65-69	4.5%	65-69	3.5%
70-74	6%	70-74	5%	70-74	4%
75+	6.5%	75+	5.5%	75+	4.5%

1If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.
2If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 2%.

Step-Up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third Rider Anniversary (and on any monthly anniversary or following each subsequent third rider Step-Up anniversary), you may, subject to certain conditions, “Step-Up” the Lifetime Benefit Basis to equal your current Contract Value.

You may Step-Up the Lifetime Benefit Basis provided:

(a)	your Contract Value is greater than zero;
(b)	your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date;
(c)	the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the Step-Up date; and
(d)	we receive your Written Request to Step-Up the Lifetime Benefit Basis at our Mailing Address.

The Step-Up date will be the monthly anniversary following the receipt of your Written Request. An automatic step up option is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.60% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the rider charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to Step-Up the Lifetime Benefit Basis, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, does not occur on a Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

*                   *                   *

Examples

Base Assumptions:   Assume an initial purchase payment of $100,000 and an issue age of 64.

This means:

•	The Lifetime Benefit Basis is $100,000; and
•	The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 * $100,000).
•
All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

Example 1 (Additional Purchase Payment During the Window Period):   Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
•	The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.

Example 2 (Lifetime Withdrawals Begin Before the First Anniversary):   Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5%) before the first Contract Anniversary.

•	The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
•	The GALWA is $5,000. This does not change because the withdrawal does not exceed the $5,000 GALWA.

Example 3 (Excess Withdrawal when the Contract Value is Greater Than the Lifetime Benefit Basis):   Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.

•	The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.
•	The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 Times the $115,000 Lifetime Benefit Basis).
•	The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of (1) or (2) below:
1.	The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
2.	The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
•	The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new Lifetime Benefit Basis.

Example 4 (Excess Withdrawal when the Contract Value is Less than the Lifetime Benefit Basis):   Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
•	The guaranteed minimum withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 Times the $115,000 Lifetime Benefit Basis.
•	The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
1.	The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
2.	The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
•	The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.

Example 5 (Step-Up the Lifetime Benefit Basis Before Withdrawals have Started):   Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.

•	The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
•	The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $125,000.
•	The guaranteed annual lifetime withdrawal at after the Step-Up is $6,875 (5.5% rate for age 67 Times the $125,000 stepped-up Lifetime Benefit Basis).

NOTE: If the Owner chooses to Step-Up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the Step-Up. Also, following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

Example 6 (Step-Up the Lifetime Benefit Basis After Withdrawals have Started):   Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.

•	The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
•	The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $110,000.
•
The guaranteed annual lifetime withdrawal at after the Step-Up is $5,500 (5% rate for age 64 – the age at the time of the first withdrawal from the Contract - Times the $110,000 stepped-up Lifetime Benefit Basis).

NOTE: If the Owner chooses to Step-Up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the Step-Up. Also, following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

APPENDIX J
GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006

Guaranteed Minimum Withdrawal Benefit riders issued before October 30, 2006 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is only applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states that had not approved a more current version of this rider. We are no longer issuing riders in this form.

General. The rider is available only when you purchase the Contract.

Age Requirements. These riders are subject to the eligibility requirements described below.
Type of Contract	Age Requirements At Rider Issue Date	Annuitant Requirements
Single Owner	Owner must be between ages 45-85	Annuitant must be between ages 45-85
Single Owner/Non-Natural Owner	Each Annuitant must be between ages 45-85	Annuitant must be a natural person between ages 45-85 on the rider issue date
Jointly Owned Contract	Joint Owners must be spouses; each spouse must be between ages 45-85 on the rider issue date	Annuitants must be natural persons between ages 45-85 on the rider issue date

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Simple Interest Benefit. The restart of the Simple Interest Benefit is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first Rider Anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount (“GAWA”) (under the annual withdrawal option) or the GALWA (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the Benefit Basis or the Lifetime Benefit Basis. Guaranteed withdrawals up to the GAWA will not impact the Benefit Basis, but will impact the Lifetime Benefit Basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to us. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a Guaranteed Minimum Withdrawal Benefit settlement, we will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals. The Non-Lifetime Withdrawal is not available.

If you extend the Payout Date beyond the Contract Anniversary following the Annuitant’s (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date if later), you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option.

Excess Withdrawals more than the GAWA. Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an “excess withdrawal.” In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GAWA or the GALWA. Any partial withdrawal before the first Rider Anniversary is an excess withdrawal. Excess withdrawals will reduce your Benefit Basis and/or Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal.

If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GAWA, we will make the following adjustments:

(a)
reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;

(b)
reset the Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Benefit Basis reduced dollar for dollar by the amount of the withdrawal; and (c) reset the Lifetime Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the resulting Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting Lifetime Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, we will make the following adjustments:

(a)	reduce the remaining withdrawal amount dollar for dollar by the amount of the withdrawal; and
(b)
reset the Lifetime Benefit Basis to equal the lesser of: (1) the Contract Value immediately following the withdrawal; or (2) reduce the previous Lifetime Benefit Basis dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the Lifetime Benefit Basis as a result of the excess withdrawal, we will also reduce the GALWA. Required minimum distributions from a Contract that are greater than GAWA or GALWA are considered excess withdrawals.

Conversion from the Guaranteed Minimum Accumulation Benefit rider. Conversions are only available on a Contract Anniversary. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:

(a)	the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;
(b)	the Payout Date;
(c)	the date Due Proof of Death of the Annuitant is received;
(d)	the date there is a change of Annuitant for any reason; or
(e)	the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GAWA and GALWA. We determine your GAWA by multiplying the Benefit Basis by the current annual withdrawal benefit percentage of 7%. Similarly, We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for Annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the Benefit Basis or Lifetime Benefit Basis will also result in a change in the GAWA or GALWA, as appropriate. These riders did not offer two options designed for whether you expect to begin withdrawals now or later.

Step-Up. On your fifth Rider Anniversary (and any subsequent fifth Rider Anniversary following a Step-Up), you may, subject to certain conditions, “Step-Up” the Benefit Basis and Lifetime Benefit Basis to equal your current Contract Value. You may Step-Up the Benefit Basis and Lifetime Benefit Basis provided:

(a)	you have not taken any withdrawals since the start date for the current Benefit Period;
(b)	your Contract Value is greater than zero;
(c)	your Contract Value is greater than the Benefit Basis as of the Step-Up date;
(d)	the Annuitant is age 85 or younger as of the Step-Up date; and
(e)
we receive your Written Request to Step-Up the Benefit Basis and Lifetime Benefit Basis at our Mailing Address at least thirty (30) days prior to the end of the fifth (5th) rider year for the current Benefit Period. The Step-Up date will be the Rider Anniversary as of the end of that rider year.

If you elect the “Step-Up,” the start date for the new Benefit Period will be the Step-Up date, and the Benefit Basis and Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. A new Minimum Charge Period will begin. The charge for the new Benefit Period may differ from the prior charge, but will not exceed the maximum rider charge of 1% of the average monthly Contract Value for the prior year. An automatic Step-Up feature is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

*                   *                   *

Examples

Base Assumptions:   Assume an initial purchase payment of $100,000 and an issue age of 35. This means:

•	the Benefit Basis is $100,000;
•	the remaining withdrawal amount is $100,000;
•	the GAWA is $7,000;
•	the Lifetime Benefit Basis is $100,000; and
•	the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.

Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis and Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

Example 1 (Additional Purchase Payment During the Window Period): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

•	the Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment;
•	the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;
•	the GAWA is $10,500, which is 7% of the new Benefit Basis;
•	the Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
•	the GALWA is $6,000, which is 4% of the new Lifetime Benefit Basis.

Example 2 (Lifetime Withdrawals Begin after the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.

•	the Benefit Basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;
•	the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 lifetime withdrawal;
•	the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;
•	the Lifetime Benefit Basis is $100,000, this does not change because the lifetime withdrawal does not exceed the $4,000 GALWA; and
•	the GALWA is $4,000. This does not change because the lifetime withdrawal does not exceed the $4,000 GALWA.

Example 3 (Guaranteed Annual Withdrawals Start After the First Anniversary): Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.

•	The Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;
•	The remaining withdrawal amount is $93,000, the prior remaining lifetime withdrawal amount minus the $7,000 withdrawal;
•	The GAWA is $7,000, this does not change because the lifetime withdrawal does not exceed the $7,000 GAWA;
•	the Lifetime Benefit Basis is adjusted to $93,000 Because the lifetime withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:
1.	the prior Lifetime Benefit Basis less the withdrawal: $100,000 - $7,000 = $93,000; or
2.	the Contract Value after the withdrawal: $110,000 - $7,000 = $103,000.
•	The GALWA is $3,720, which is 4% of the new Lifetime Benefit Basis.

NOTE: While this withdrawal amount is allowed under the terms of the GAWA, it is an excess withdrawal under the terms of the GALWA.

Example 4 (Excess Withdrawal when the Contract Value Exceeds the Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:
1.	The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
2.	The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
•	The remaining withdrawal amount is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:
1.	The prior remaining withdrawal amount less the withdrawal: $100,000 - $50,000 = $50,000; or
2.	The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
•	The GAWA is $3,500, which is 7% of the new Benefit Basis;
•	The Lifetime Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of (1) or (2) below:

1.	The prior Lifetime Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
2.	The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
•	The GALWA is $2,000, which is 4% of the new Lifetime Benefit Basis.

Example 5 (Excess Withdrawal when the Contract Value is Less than the Benefit Basis): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:
1.	The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = 50,000; or
2.	The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.
•	The remaining withdrawal amount is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:
1.	The prior remaining withdrawal amount less the withdrawal: $100,000 - $50,000 = $50,000; or
2.	The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.
•	The GAWA is $2,100, which is 7% of the new Benefit Basis;
•	The Lifetime Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of (1) or (2) below:
1.	The prior Lifetime Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
2.	The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
•	The GALWA is $1,200, which is 4% of the new Lifetime Benefit Basis.

APPENDIX K
EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED ON AND AFTER
OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010

10-Year Benefit Period

Guaranteed Minimum Accumulation Benefit riders issued after October 19, 2009 but before May 1, 2010 have the same features described in this Prospectus for the Guaranteed Minimum Accumulation Benefit rider, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued on or after May 1, 2010 in states that have not approved a more current version of this rider that may be issued in connection with applications signed before May 1, 2010.

Termination. The rider does not terminate upon change of ownership of the Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Models do not include the Foundation Account.

*                   *                   *

Examples

Base Assumptions:  Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

Example 1 (Additional Purchase Payment Within the Window Period):  The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

Example 2 (Withdrawal When the Contract Value is Greater Than the Benefit Basis):  Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $50,000 which is the greater of:
•	The withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $150,000;
3.	the Benefit Basis immediately prior to the withdrawal: $100,000.
•	So, the proportion of the Benefit Basis withdrawn: ($50,000 ÷ $150,000) * $100,000 = $33,333.33.
•	Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

Example 3 (Withdrawal When the Contract Value is Less Than the Benefit Basis):  Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $62,500 which is the greater of:
•	The prior Benefit Basis less the withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $80,000;
3.	the Benefit Basis immediately prior to the withdrawal: $100,000.
•	So, the proportion of the Benefit Basis withdrawn: ($50,000 ÷ $80,000) * $100,000 = $62,500.
•	Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

Example 4 (Step Up the Benefit Basis): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

•	The existing Benefit Basis is $100,000.
•	The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.

K-1

•	The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

Example 5 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Less Than the Benefit Basis – 10-Year Period):  Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

Example 6 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Greater Than the Benefit Basis, and the Owner Elects to Receive a Refund of the Charges – 10-Year Period):  Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
•	This will add $10,500 to the Contract – the $100,000 Benefit Basis Times a 1.05% annual charge for the 10-year Benefit Period.
•	So the Contract Value will be $115,500 after the refund of charges.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

Example 7 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Greater Than the Benefit Basis, and the Owner Elects to Renew for an Additional 10-Year Period – 10-Year Period):  Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	The rider will renew for an additional 10-year Benefit Period.
•	The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).
•	No charges will be refunded for the 10-year period that is expiring.

NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

K-2

APPENDIX L
GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER APRIL 30, 2009 BUT
BEFORE OCTOBER 19, 2009

Guaranteed Minimum Accumulation Benefit riders issued after April 30, 2009 but before October 19, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to April 30, 2009.

Termination. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Models do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.80% of average daily Benefit Basis for the prior Contract Year.

*                   *                   *

Examples

10-Year Benefit Period

Base Assumptions:  Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

Example 1 (Additional Purchase Payment Within the Window Period):  The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

Example 2 (Withdrawal When the Contract Value is Greater Than the Benefit Basis):  Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $50,000 which is the greater of:
•	The withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $150,000;
3.	the Benefit Basis immediately prior to the withdrawal: $100,000.
•	So, the proportion of the Benefit Basis withdrawn: ($50,000÷$150,000)*$100,000 = $33,333.33.
•	Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

Example 3 (Withdrawal When the Contract Value is Less Than the Benefit Basis):  Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $62,500 which is the greater of:
•	The prior Benefit Basis less the withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $80,000;
3.	the Benefit Basis immediately prior to the withdrawal: $100,000.
•	So, the proportion of the Benefit Basis withdrawn: ($50,000÷$80,000)*$100,000 = $62,500.
•	Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

L-1

Example 4 (Step Up the Benefit Basis): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

•	The existing Benefit Basis is $100,000.
•	The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
•	The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

Example 5 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Less Than the Benefit Basis – 10-Year Period):  Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

Example 6 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Greater Than the Benefit Basis, and the Owner Elects to Receive a Refund of the Charges – 10-Year Period):  Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
•	This will add $8,000 to the Contract – the $100,000 Benefit Basis Times an 0.80% annual charge for the 10-year Benefit Period.
•	So the Contract Value will be $113,000 after the refund of charges.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

Example 7 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Greater Than the Benefit Basis, and the Owner Elects to Renew for an Additional 10-Year Period – 10-Year Period):  Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	The rider will renew for an additional 10-year Benefit Period.
•	The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).
•	No charges will be refunded for the 10-year period that is expiring.

NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

L-2

APPENDIX M
GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER NOVEMBER 23, 2008 BUT
BEFORE MAY 1, 2009

Guaranteed Minimum Accumulation Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009, except that the 7-year Benefit Period is no longer available in any state.

General. A 7-year Benefit Period was available. For the rider with the 7-year Benefit Period, if your Contract Value is greater than your Benefit Basis on the rider’s expiration date, and you do not renew the Benefit Period or convert the rider to the Guaranteed Lifetime Withdrawal Benefit, there will be no increase to your Contract Value.

Benefit Basis. The Benefit Basis is the amount upon which your Guaranteed Minimum Accumulation Benefit is based.

Termination. The rider does not terminate upon change of ownership of the Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.65% of average daily Benefit Basis for the prior Contract Year. The 7-year Benefit Period charges will not be refunded.

*                   *                   *

Examples

10 - Year Benefit Period

Example 6 (Guaranteed Minimum Accumulation Benefit Maturity When Contact Value is Greater Than the Benefit Basis, and the Owner Elects to Receive a Refund of the Charges – 10-Year Period):  Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
•	This will add $6,500 to the Contract – the $100,000 Benefit Basis Times a 0.65% annual charge for the 10-year Benefit Period.
•	So, the Contract Value will be $111,500 after the refund of charges.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

7-Year Benefit Period

Base Assumptions:  Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

Example 1 (Additional Purchase Payment Within the Window Period):  The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

Example 2 (Withdrawal When the Contract Value is Greater Than the Benefit Basis):  Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $50,000 which is the greater of:
•	The withdrawal of $50,000; or

M-1

•	The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $150,000;
3.	the Benefit Basis immediately prior to the withdrawal: $100,000.
•	So, the proportion of the Benefit Basis withdrawn: ($50,000÷$150,000)*$100,000 = $33,333.33.
•	Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

Example 3 (Withdrawal When the Contract Value is Less Than the Benefit Basis):  Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $62,500 which is the greater of:
•	The prior Benefit Basis less the withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $80,000;
3.	the Benefit Basis immediately prior to the withdrawal: $100,000.
•	So, the proportion of the Benefit Basis withdrawn: ($50,000÷$80,000)*$100,000 = $62,500.
•	Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

Example 4 (Step Up the Benefit Basis): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

•	The existing Benefit Basis is $100,000.
•	The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.

•	The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 11th Contract Anniversary (7 years from the step up date).

NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

Example 5 (GMAB Maturity When Contact Value is Less Than the Benefit Basis – 7-Year Period):  Starting with the Base Assumptions, on the 7th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	We will add $25,000 to the contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

Example 6 (GMAB Maturity When Contact Value is Greater Than the Benefit Basis – 7-Year Period):  Starting with the Base Assumptions, on the 7th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	Because the Contract Value is larger than the amount guaranteed by the Benefit Basis, no value is added to the Contract.
•	The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

Example 7 (GMAB Maturity When Contact Value is Greater Than the Benefit Basis, and the Owner Elects to Renew for an Additional 7-Year Period – 7-Year Period):  Starting with the Base Assumptions, on the 7th Contract anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

•	The existing Benefit Basis is $100,000.
•	The rider will renew for an additional 7-year Benefit Period.
•	The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 14th Contract Anniversary (7 years from the renewal date).

NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

M-2

APPENDIX N
GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008

Guaranteed Minimum Accumulation Benefit riders issued after October 29, 2006 but before November 24, 2008 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Plan. However, the Benefit Allocation Plans described in Appendix E are available if the Contract owner wishes to change allocation options.

Benefit Basis. Because the rider charge is calculated based on the Contract Value purchase payments made during the window period will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Conversion. To convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, your Benefit Basis must be greater than zero, the Annuitant (oldest Annuitant, if join Annuitants) must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. If you elect to discontinue using the available Benefit Allocation Plans, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. Annual charges for these riders are non-refundable.

*                   *                   *

Examples

Base Assumptions:   Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

Example 1 (Additional Purchase Payment Within the Window Period):   The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

Example 2 (withdrawal when the Contract Value is Greater Than the Benefit Basis):   Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $50,000 which is the greater of:
•	The withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $150,000;
3.	the Benefit Basis immediately prior to the withdrawal: $100,000;
•	So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33
•	Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

Example 3 (withdrawal when the Contract Value is less Than the Benefit Basis):   Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract

Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $62,500 which is the greater of:

N-1

•	The prior Benefit Basis less the withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $80,000;
3.	the Benefit Basis immediately prior to the withdrawal: $100,000;
•	So the proportion of the Benefit Basis withdrawn: ($50,000/ $80,000)*$100,000 = $62,500
•	Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

Example 4 (Step-Up the Benefit Basis): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

•	The existing Benefit Basis is $100,000.
•	The Owner chooses to Step-Up the Benefit Basis to the Contract Value of $135,000.
•	The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the Step-Up date).

NOTE: If the Owner chooses to Step-Up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the Step-Up.

NOTE: The charge for the rider at Step-Up will be the current charge for new issues of the rider. If we are no longer issuing the rider, we will set the charge.

N-2

APPENDIX O
GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006

Guaranteed Minimum Accumulation Benefit riders issued before October 30, 2006 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states where a more current rider had not been approved. We are no longer issuing riders in this form.

General. The rider is available only when you purchase your Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Benefit Basis. Your Benefit Basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals. Because the rider charge is calculated based on the Contract Value such purchase payments will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Step-Up. On your fifth Rider Anniversary (and each subsequent fifth Rider Anniversary for a renewal Benefit Period, or new Benefit Period following a Step-Up) you have the one time opportunity to “Step-Up” your Benefit Basis to equal your current Contract Value and begin a new Benefit Period of the same duration as the prior Benefit Period. This option is available provided all of the following four conditions are met:

(1)	the expiration date for the new Benefit Period does not extend past the Contract Anniversary following the Annuitant’s 85th birthday or 10 years from the Contract Issue Date, if later;
(2)	your Benefit Basis is greater than zero;
(3)	your Contract Value is greater than the Benefit Basis as of the Step-Up date; and
(4)
the Company receives your Written Request to Step-Up the benefit by its Mailing Agent at least thirty (30) days before the end of the fifth (5th) rider year for the Benefit Period. The Step-Up date will be the Rider Anniversary as of the end of that rider year.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:

(a)	the expiration date of the Benefit Period;
(b)	the Payout Date;
(c)	the date Due Proof of Death of the Annuitant is received;
(d)	the date there is a change of Annuitant for any reason; or
(e)	the date you surrender your Contract.

If you elect to discontinue using the available Benefit Allocation Plans, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider.

Conversion. You may also convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, if available, on a Rider Anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address at least thirty (30) days before a Rider Anniversary.

If you convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the Rider Anniversary date following receipt of your request. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Change of Ownership. The Guaranteed Minimum Accumulation Benefit will not end if you change owners.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. Annual charges for these riders are non-refundable.

On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender,

O-1

termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

*                   *                   *

Examples

Base Assumptions:   Assume an initial purchase payment of $100,000 and an issue age of 35. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

Example 1 (Additional Purchase Payment During the Window Period):   The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

Example 2 (Withdrawal when the Contract Value Exceeds the Benefit Basis):   Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $50,000 which is the greater of:
•	The withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $150,000
3.	the Benefit Basis immediately prior to the withdrawal: $100,000
•	So the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000) * $100,000 = $33,333.33
•	Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

Example 3 (Withdrawal when the Contract Value is Less than the Benefit Basis):   Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

•	The adjustment to the Benefit Basis is $62,500 which is the greater of:
•	The prior Benefit Basis less the withdrawal of $50,000; or
•	The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
1.	partial withdrawal amount: $50,000;
2.	Contract Value immediately prior to the withdrawal: $80,000
3.	the Benefit Basis immediately prior to the withdrawal: $100,000
•	So the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000) * $100,000 = $62,500
•	Therefore the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

O-2

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS

The Contract

Incontestability

Misstatement of Age or Gender

Participation

Section 403(b) Contract Loans

PRINCIPAL UNDERWRITER

VARIABLE INCOME PAYMENTS

Assumed Investment Rate

Amount of Variable Income Payments

Income Unit Value

OTHER INFORMATION

INDEPENDENT AUDITORS

FINANCIAL STATEMENTS

You may obtain a copy of the Statement of Additional Information free of charge by writing to us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or calling us at 1-800-798-5500.

S-1

STATEMENT OF ADDITIONAL INFORMATION

CMFG Life Insurance Company
2000 Heritage Way
Waverly, Iowa 50677
(800) 798-5500

CMFG VARIABLE ANNUITY ACCOUNT
MEMBERS® VARIABLE ANNUITY III

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information (“SAI”) contains additional information to that already provided in the Prospectus for the Contract offered by CMFG Life Insurance Company.

This SAI is not a prospectus, and it should be read only in conjunction with the Prospectus for the Contract dated May 1, 2016, as it may be amended from time to time. Terms used, but not defined, in this SAI have the meaning given to them in the Prospectus.

You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

May 1, 2016

Form 1934

i

ADDITIONAL CONTRACT PROVISIONS

The Contract
The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability
We will not contest the Contract.

Misstatement of Age or Gender
 If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

Participation
The Contract may participate in our divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Payout Date would be paid with each income payment.

Section 403(b) Contract Loans

Loan Amounts. Generally, Owners of Contracts issued in connection with Code Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. We will only make Contract loans after approving a Written Request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

Loan Processing. When a loan is made, we transfer an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of our General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or the Fixed Account. The Owner must indicate in the loan application from which Subaccount or Fixed Account the Contract Value is to be transferred to the Loan Account, and in what amounts. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Account as requested by the Owner. Any transfer to the Fixed Account must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to be allocated to the DCA one-year Fixed Period.

Loan Interest. We charge interest on Contract loans at an effective annual rate of 6.5%. We pay interest on the Contract Value in the Loan Account at rates we determine from time to time but never less than an effective annual rate of 3.0%. This rate may change at our discretion and Owners should request current interest rate information from us. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

Additional Loan Terms and Loan Default. If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, we will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 61 days, we will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner’s principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

Effect of Death on Loan. Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment

1

experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

PRINCIPAL UNDERWRITER

We no longer issue new policies. CUNA Brokerage Services, Inc. (“CBSI”) serves as principal underwriter for the Contract. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI offered the Contract through its registered representatives. CBSI entered into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

CBSI and the selling firms pay their registered representatives a portion of the commissions received for their sales of Contract. Registered representatives may also be eligible for various cash benefits and non-cash compensation programs, such as conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, where sales of the Contract help such registered representatives qualify. We may pay certain selling firms additional amounts for promoting the Contract and/or educating their registered representatives about the Contract. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

CBSI received sales compensation with respect to the Contract in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to CBSI	Aggregate Amount of Commissions Retained by CBSI After Payments to its Registered Persons and Selling Firms
2015	$1,744,963	$512,637
2014	$2,050,849	$504,609
2013	$3,043,585	$882,374

In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year.

VARIABLE INCOME PAYMENTS

Assumed Investment Rate
The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. This rate does not bear any relationship to the actual net investment experience of the Variable Account or of any Subaccount.

Amount of Variable Income Payments
The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1½% greater than the payment on the same date in the

2

preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2½ percentage points less than the payment on the same date in the preceding year. (See also INCOME PAYOUT OPTIONS, Variable Income Payments in the Prospectus.)

Income Unit Value
The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See DESCRIPTION OF THE CONTRACT, Contract Value in the Prospectus.) The Income Unit value for each Subaccount’s first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

(1)	is the Accumulation Unit value for the current Valuation Period;
(2)	is the Accumulation Unit value for the immediately preceding Valuation Period;
(3)	is the Income Unit value for the immediately preceding Valuation Period; and
(4)	is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

Illustration of Calculation of Income Unit Value
1. Accumulation Unit value for current Valuation Period	12.56
2. Accumulation Unit value for immediately preceding Valuation Period	12.55
3. Income Unit value for immediately preceding Valuation Period	103.41
4. Factor to compensate for the assumed investment rate of 3.5%	0.99990575
5. Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4)	103.48

Illustration of Variable Income Payments
1. Number of Accumulation Units at Annuity Date	1,000.00
2. Accumulation Unit value	$18.00
3. Adjusted Contract Value (1) x (2)	$18,000.00
4. First monthly income payment per $1,000 of adjusted Contract Value	$5.63
5. First monthly income payment (3) x (4) ÷ 1,000	$101.34
6. Income Unit value	$98.00
7. Number of Income Units (5) ÷ (6)	1.034
8. Assume Income Unit value for second month equal to	$99.70
9. Second monthly income payment (7) x (8)	$103.09
10. Assume Income Unit value for third month equal to	$95.30
11. Third monthly income payment (7) x (10)	$98.54

OTHER INFORMATION

A registration statement (“Registration Statement”) has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

3

INDEPENDENT AUDITORS

The financial statements of each of the individual Subaccounts comprising the CMFG Variable Annuity Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 25, 2016, appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated statutory-basis financial statements of CMFG Life Insurance Company and subsidiary (the “Company”) included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 24, 2016, appearing herein. Such report 1) expresses an unmodified opinion on the consolidated statutory-basis financial statements and 2) included an emphasis of matter in relation to the inclusion of the accounts of MEMBERS Life Insurance Company, an indirect wholly-owned subsidiary within the Company’s consolidated statutory basis financial statements as of and for the year ended December 31, 2015 and an emphasis of matter in relation to the CMFG Life Insurance Company’s merger with CMFG Life Vermont Inc. which was previously a wholly owned subsidiary. The merger was accounted for as a non-reciprocal transfer and is reflected in the consolidated statutory basis financial statements as if the merger had occurred on January 1, 2015.

The principal business address of Deloitte & Touche LLP is 111 S Wacker Dr., Chicago, IL 60606.

FINANCIAL STATEMENTS

Our and the Variable Account’s financial statements are contained in this SAI. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing on our ability to meet our obligations under your Contract.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
CMFG Life Insurance Company and
Contract Owners of CMFG Variable Annuity Account:

We have audited the accompanying statement of assets and liabilities for each of the individual subaccounts listed in Appendix A of CMFG Variable Annuity Account (the “Account”) as of December 31, 2015, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods presented in Appendix A. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the fund houses. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual subaccounts comprising CMFG Variable Annuity Account as of December 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

February 25, 2016

APPENDIX A
CMFG Variable Annuity Account
	Statement of Assets and		Statements of Changes in
Subaccount	Liabilities	Statement of Operations	Net Assets	Financial Highlights

	As Of	For the	For Each of the	For Each of the

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Franklin High Income VIP Fund, Class 4, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Franklin Income VIP Fund, Class 4, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Invesco V.I. Mid Cap Growth Fund, Series II Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Two Years Ended December 31, 2015 and the period from August 16, 2013* - December 31, 2013
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Three Years Ended December 31, 2015 and Period October 26, 2012* – December 31, 2012
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Oppenheimer Main Street SmallCap Fund®/VA, Service Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
PIMCO Total Return Portfolio, Advisor Class, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Core Bond Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015

APPENDIX A
(continued)

CMFG Variable Annuity Account
	Statement of Assets and		Statements of Changes in
Subaccount	Liabilities	Statement of Operations	Net Assets	Financial Highlights

	As Of	For the	For Each of the	For Each of the

Ultra Series Conservative Allocation Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Diversified Income Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Foundation Account, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Foundation Account, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series High Income Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series High Income Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series International Stock Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Large Cap Growth Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Large Cap Value Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Mid Cap Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Moderate Allocation Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Money Market Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Money Market Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Small Cap Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Small Cap Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015

*Date represents commencement of operations.

CMFG Variable Annuity Account Statement of Assets and Liabilities As of December 31, 2015

	BlackRock	Franklin	Franklin	Franklin Mutual
	Global	High Income	Income	Global Discovery
	Allocation V.I.	VIP	VIP	VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,	Fund, Class 4,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$35,649,492	$21,689,887	$17,418,469	$10,578,215

Total assets	35,649,492	21,689,887	17,418,469	10,578,215

Liabilities	-	-	-	-

Net assets	$35,649,492	$21,689,887	$17,418,469	$10,578,215

Net assets
Contracts in accumulation period	$35,649,492	$21,689,887	$17,416,001	$10,575,477
Contracts in annuitization period (note 2)	-	-	2,468	2,738

Total net assets	$35,649,492	$21,689,887	$17,418,469	$10,578,215

Number of shares outstanding	2,733,857	3,901,059	1,202,103	538,058
Net asset value per share	$13.04	$5.56	$14.49	$19.66
Cost of mutual fund shares	$39,400,224	$24,156,563	$17,739,359	$10,800,435

	Templeton	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Developing	Global Real	Government	Growth and
	Markets VIP	Estate Fund,	Securities Fund,	Income,
	Fund, Class 2,	Series II Shares,	Series II Shares,	Series II Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$746,794	$9,058,077	$20,125,765	$50,097,415

Total assets	746,794	9,058,077	20,125,765	50,097,415

Liabilities	-	-	-	-

Net assets	$746,794	$9,058,077	$20,125,765	$50,097,415

Net assets
Contracts in accumulation period	$746,794	$9,055,734	$20,125,765	$50,094,463
Contracts in annuitization period (note 2)	-	2,343	-	2,952

Total net assets	$746,794	$9,058,077	$20,125,765	$50,097,415

Number of shares outstanding	118,164	569,332	1,762,326	2,559,909
Net asset value per share	$6.32	$15.91	$11.42	$19.58
Cost of mutual fund shares	$940,527	$7,165,538	$21,164,294	$46,000,406

See accompanying notes to financial statements
1

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	Invesco V.I.	MFS®	Oppenheimer	Oppenheimer
	Mid Cap	Strategic	Global Strategic	International
	Growth,	Income Portfolio,	Income Fund/VA,	Growth Fund/VA,
	Series II Shares,	Initial Class,	Non-Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$11,875,676	$768,966	$517,304	$24,654,082

Total assets	11,875,676	768,966	517,304	24,654,082

Liabilities	-	-	-	-

Net assets	$11,875,676	$768,966	$517,304	$24,654,082

Net assets
Contracts in accumulation period	$11,875,676	$765,685	$512,562	$24,654,082
Contracts in annuitization period (note 2)	-	3,281	4,742	-

Total net assets	$11,875,676	$768,966	$517,304	$24,654,082

Number of shares outstanding	2,228,082	83,131	106,005	10,765,975
Net asset value per share	$5.33	$9.25	$4.88	$2.29
Cost of mutual fund shares	$7,588,222	$832,994	$585,319	$19,439,834

	Oppenheimer Main	Oppenheimer	PIMCO Commodity-	PIMCO Global
	Street Small Cap	Main Street	RealReturn®	Bond Portfolio
	Fund®/VA,	Fund®/VA,	Strategy Portfolio,	(Unhedged),
	Service Shares,	Service Shares,	Advisor Class,	Advisor Class,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$12,570,396	$25,529,485	$10,062,974	$26,873,845

Total assets	12,570,396	25,529,485	10,062,974	26,873,845

Liabilities	-	-	-	-

Net assets	$12,570,396	$25,529,485	$10,062,974	$26,873,845

Net assets
Contracts in accumulation period	$12,570,396	$25,529,485	$10,062,974	$26,873,845
Contracts in annuitization period (note 2)	-	-	-	-

Total net assets	$12,570,396	$25,529,485	$10,062,974	$26,873,845

Number of shares outstanding	597,168	880,935	1,439,624	2,386,665
Net asset value per share	$21.05	$28.98	$6.99	$11.26
Cost of mutual fund shares	$10,394,563	$18,294,721	$19,712,581	$31,217,859

See accompanying notes to financial statements
2

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	PIMCO	T. Rowe Price	Ultra Series	Ultra Series
	Total Return	International	Aggressive	Aggressive
	Portfolio,	Stock	Allocation	Allocation
	Advisor Class,	Portfolio,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$55,787,785	$5,397,112	$9,466,082	$1,681,110

Total assets	55,787,785	5,397,112	9,466,082	1,681,110

Liabilities	-	-	-	-

Net assets	$55,787,785	$5,397,112	$9,466,082	$1,681,110

Net assets
Contracts in accumulation period	$55,787,785	$5,388,416	$9,402,177	$1,681,110
Contracts in annuitization period (note 2)	-	8,696	63,905	-

Total net assets	$55,787,785	$5,397,112	$9,466,082	$1,681,110

Number of shares outstanding	5,272,948	367,901	1,070,025	190,697
Net asset value per share	$10.58	$14.67	$8.85	$8.82
Cost of mutual fund shares	$58,861,474	$4,929,563	$10,386,541	$1,748,622

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Core Bond	Core Bond	Conservative	Conservative
	Fund,	Fund,	Allocation Fund,	Allocation Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$79,924,038	$20,327,937	$73,586,336	$33,704,558

Total assets	79,924,038	20,327,937	73,586,336	33,704,558

Liabilities	-	-	-	-

Net assets	$79,924,038	$20,327,937	$73,586,336	$33,704,558

Net assets
Contracts in accumulation period	$79,482,753	$20,327,937	$73,555,702	$33,704,558
Contracts in annuitization period (note 2)	441,285	-	30,634	-

Total net assets	$79,924,038	$20,327,937	$73,586,336	$33,704,558

Number of shares outstanding	8,156,679	2,079,414	7,693,453	3,527,500
Net asset value per share	$9.80	$9.78	$9.56	$9.55

Cost of mutual fund shares	$84,300,184	$21,537,954	$77,586,857	$35,159,965
See accompanying notes to financial statements
3

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Diversified	Diversified	Foundation	Foundation
	Income	Income	Account,	Account,
	Fund, Class I,	Fund, Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$128,969,069	$39,894,352	$354,309	$23,822,945

Total assets	128,969,069	39,894,352	354,309	23,822,945

Liabilities	-	-	-	-

Net assets	$128,969,069	$39,894,352	$354,309	$23,822,945

Net assets
Contracts in accumulation period	$127,947,979	$39,894,352	$354,309	$23,822,945
Contracts in annuitization period (note 2)	1,021,090	-	-	-

Total net assets	$128,969,069	$39,894,352	$354,309	$23,822,945

Number of shares outstanding	6,918,645	2,148,890	36,159	2,436,930
Net asset value per share	$18.64	$18.57	$9.80	$9.78
Cost of mutual fund shares	$126,174,101	$38,219,599	$377,648	$25,560,328

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	High Income	International	International
	Fund,	Fund,	Stock Fund,	Stock Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$22,923,640	$5,942,842	$29,461,285	$14,640,682

Total assets	22,923,640	5,942,842	29,461,285	14,640,682

Liabilities	-	-	-	-

Net assets	$22,923,640	$5,942,842	$29,461,285	$14,640,682

Net assets
Contracts in accumulation period	$22,847,635	$5,942,842	$29,415,188	$14,640,682
Contracts in annuitization period (note 2)	76,005	-	46,097	-

Total net assets	$22,923,640	$5,942,842	$29,461,285	$14,640,682

Number of shares outstanding	2,849,356	738,021	2,898,592	1,444,396
Net asset value per share	$8.05	$8.05	$10.16	$10.14
Cost of mutual fund shares	$26,902,090	$6,885,673	$31,759,745	$14,123,104

See accompanying notes to financial statements
4

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Large Cap	Large Cap
	Growth Fund,	Growth Fund,	Value Fund,	Value Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$78,727,230	$27,749,398	$110,597,583	$5,509,100

Total assets	78,727,230	27,749,398	110,597,583	5,509,100

Liabilities	-	-	-	-

Net assets	$78,727,230	$27,749,398	$110,597,583	$5,509,100

Net assets
Contracts in accumulation period	$78,434,405	$27,749,398	$110,044,052	$5,509,100
Contracts in annuitization period (note 2)	292,825	-	553,531	-

Total net assets	$78,727,230	$27,749,398	$110,597,583	$5,509,100

Number of shares outstanding	3,134,245	1,113,660	4,087,154	205,062
Net asset value per share	$25.12	$24.92	$27.06	$26.87
Cost of mutual fund shares	$70,160,180	$25,292,044	$118,022,360	$5,186,281

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Mid Cap	Mid Cap	Moderate	Moderate
	Fund,	Fund,	Allocation	Allocation
	Class I,	Class II,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$75,149,425	$12,709,658	$118,228,859	$30,762,046

Total assets	75,149,425	12,709,658	118,228,859	30,762,046

Liabilities	-	-	-	-

Net assets	$75,149,425	$12,709,658	$118,228,859	$30,762,046

Net assets
Contracts in accumulation period	$74,965,341	$12,709,658	$117,905,226	$30,762,046
Contracts in annuitization period (note 2)	184,084	-	323,633	-

Total net assets	$75,149,425	$12,709,658	$118,228,859	$30,762,046

Number of shares outstanding	4,258,240	728,752	11,922,799	3,108,188
Net asset value per share	$17.65	$17.44	$9.92	$9.90
Cost of mutual fund shares	$66,768,115	$10,659,189	$122,396,546	$29,587,030

See accompanying notes to financial statements
5

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Money Market	Money Market	Small Cap	Small Cap
	Fund,	Fund,	Fund,	Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$12,813,628	$1,929,657	$3,328,224	$1,371,786

Total assets	12,813,628	1,929,657	3,328,224	1,371,786

Liabilities	-	-	-	-

Net assets	$12,813,628	$1,929,657	$3,328,224	$1,371,786

Net assets
Contracts in accumulation period	$12,756,377	$1,929,657	$3,328,224	$1,371,786
Contracts in annuitization period (note 2)	57,251	-	-	-

Total net assets	$12,813,628	$1,929,657	$3,328,224	$1,371,786

Number of shares outstanding	12,813,628	1,929,657	502,928	209,047
Net asset value per share	$1.00	$1.00	$6.62	$6.56
Cost of mutual fund shares	$12,813,628	$1,929,657	$4,412,419	$1,787,369

See accompanying notes to financial statements
6

CMFG Variable Annuity Account Statement of Operations For the Year Ended December 31, 2015

	BlackRock	Franklin	Franklin	Franklin Mutual
	Global	High Income	Income	Global Discovery
	Allocation V.I.	VIP	VIP	VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,	Fund, Class 4,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$395,043	$1,604,998	$1,037,576	$299,309
Mortality and expense charges (note 3)	(453,618)	(281,124)	(259,828)	(134,855)
Administrative charges	(67,241)	(44,929)	(30,408)	(17,785)

Net investment income (loss)	(125,816)	1,278,945	747,340	146,669

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(95,711)	(6,138)	148,892	142,864
Realized gain distributions	2,216,905	-	-	642,915

Net realized gain (loss) on investments	2,121,194	(6,138)	148,892	785,779

Net change in unrealized appreciation
(depreciation) on investments	(2,807,387)	(3,815,841)	(2,740,556)	(1,487,574)

Net increase (decrease) in net assets
resulting from operations	$(812,009)	$(2,543,034)	$(1,844,324)	$(555,126)

	Templeton	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Developing	Global Real	Government	Growth and
	Markets VIP	Estate Fund,	Securities Fund,	Income,
	Fund, Class 2,	Series II Shares,	Series II Shares,	Series II Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$19,170	$320,003	$413,095	$1,405,540
Mortality and expense charges (note 3)	(11,543)	(113,429)	(251,292)	(632,938)
Administrative charges	(1,385)	(17,412)	(41,365)	(102,097)

Net investment income (loss)	6,242	189,162	120,438	670,505

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(3,285)	413,906	(123,679)	2,093,855
Realized gain distributions	122,077	-	-	8,224,244

Net realized gain (loss) on investments	118,792	413,906	(123,679)	10,318,099

Net change in unrealized appreciation
(depreciation) on investments	(327,867)	(878,951)	(261,536)	(13,469,954)

Net increase (decrease) in net assets
resulting from operations	$(202,833)	$(275,883)	$(264,777)	$(2,481,350)

See accompanying notes to financial statements
7

CMFG Variable Annuity Account Statement of Operations (continued) For the Year Ended December 31, 2015

	Invesco V.I.	MFS®	Oppenheimer	Oppenheimer
	Mid Cap	Strategic	Global Strategic	International
	Growth,	Income Portfolio,	Income Fund/VA,	Growth Fund/VA,
	Series II Shares,	Initial Class,	Non-Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$-	$47,256	$34,969	$244,961
Mortality and expense charges (note 3)	(155,157)	(10,482)	(7,355)	(306,387)
Administrative charges	(24,741)	(1,259)	(882)	(48,540)

Net investment income (loss)	(179,898)	35,515	26,732	(109,966)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	1,183,354	(1,628)	(7,828)	829,273
Realized gain distributions	996,711	-	-	1,849,986

Net realized gain (loss) on investments	2,180,065	(1,628)	(7,828)	2,679,259

Net change in unrealized appreciation
(depreciation) on investments	(1,960,962)	(59,416)	(38,422)	(2,082,890)

Net increase (decrease) in net assets
resulting from operations	$39,205	$(25,529)	$(19,518)	$486,403

	Oppenheimer Main	Oppenheimer	PIMCO Commodity-	PIMCO Global
	Street Small Cap	Main Street	RealReturn®	Bond Portfolio
	Fund®/VA,	Fund®/VA,	Strategy Portfolio,	(Unhedged),
	Service Shares,	Service Shares,	Advisor Class,	Advisor Class,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$100,345	$178,933	$461,784	$496,820
Mortality and expense charges (note 3)	(172,148)	(314,171)	(128,061)	(329,525)
Administrative charges	(26,105)	(53,488)	(20,204)	(52,638)

Net investment income (loss)	(97,908)	(188,726)	313,519	114,657

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	855,965	1,772,008	(548,690)	(498,232)
Realized gain distributions	2,324,245	4,185,662	-	-

Net realized gain (loss) on investments	3,180,210	5,957,670	(548,690)	(498,232)

Net change in unrealized appreciation
(depreciation) on investments	(4,069,046)	(5,296,209)	(3,160,399)	(1,211,497)

Net increase (decrease) in net assets
resulting from operations	$(986,744)	$472,735	$(3,395,570)	$(1,595,072)

See accompanying notes to financial statements
8

CMFG Variable Annuity Account Statement of Operations (continued) For the Year Ended December 31, 2015

	PIMCO	T. Rowe Price	Ultra Series	Ultra Series
	Total Return	International	Aggressive	Aggressive
	Portfolio,	Stock	Allocation	Allocation
	Advisor Class,	Portfolio,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$2,864,742	$53,873	$154,569	$22,436
Mortality and expense charges (note 3)	(696,526)	(76,353)	(126,360)	(20,210)
Administrative charges	(104,208)	(9,162)	(10,865)	(2,636)

Net investment income (loss)	2,064,008	(31,642)	17,344	(410)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(14,912)	135,067	151,710	11,308
Realized gain distributions	602,765	107,746	1,062,588	189,108

Net realized gain (loss) on investments	587,853	242,813	1,214,298	200,416

Net change in unrealized appreciation
(depreciation) on investments	(3,176,596)	(311,480)	(1,467,864)	(246,067)

Net increase (decrease) in net assets
resulting from operations	$(524,735)	$(100,309)	$(236,222)	$(46,061)

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Core Bond	Core Bond	Conservative	Conservative
	Fund,	Fund,	Allocation Fund,	Allocation Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$2,599,915	$616,140	$1,437,573	$552,142
Mortality and expense charges (note 3)	(1,036,374)	(251,705)	(959,503)	(413,803)
Administrative charges	(96,018)	(40,296)	(117,653)	(59,061)

Net investment income (loss)	1,467,523	324,139	360,417	79,278

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(288,117)	(64,601)	293,104	115,253
Realized gain distributions	-	-	2,811,264	1,287,135

Net realized gain (loss) on investments	(288,117)	(64,601)	3,104,368	1,402,388

Net change in unrealized appreciation
(depreciation) on investments	(2,327,513)	(623,485)	(4,993,522)	(2,268,622)

Net increase (decrease) in net assets
resulting from operations	$(1,148,107)	$(363,947)	$(1,528,737)	$(786,956)

See accompanying notes to financial statements
9

CMFG Variable Annuity Account Statement of Operations (continued) For the Year Ended December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Diversified	Diversified	Foundation	Foundation
	Income	Income	Account,	Account,
	Fund, Class I,	Fund, Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$3,326,427	$948,746	$11,447	$719,819
Mortality and expense charges (note 3)	(1,672,178)	(486,703)	(4,136)	(280,240)
Administrative charges	(134,147)	(89,185)	(540)	(42,779)

Net investment income (loss)	1,520,102	372,858	6,771	396,800

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	2,736,599	628,286	(257)	(58,033)
Realized gain distributions	7,515,095	2,318,732	-	-

Net realized gain (loss) on investments	10,251,694	2,947,018	(257)	(58,033)

Net change in unrealized appreciation
(depreciation) on investments	(13,524,190)	(3,995,727)	(11,664)	(757,543)

Net increase (decrease) in net assets
resulting from operations	$(1,752,394)	$(675,851)	$(5,150)	$(418,776)

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	High Income	International	International
	Fund,	Fund,	Stock Fund,	Stock Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$1,396,951	$344,783	$638,284	$275,382
Mortality and expense charges (note 3)	(310,614)	(75,423)	(396,537)	(188,725)
Administrative charges	(24,870)	(12,077)	(35,620)	(30,127)

Net investment income (loss)	1,061,467	257,283	206,127	56,530

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(447,665)	(47,736)	79,711	168,329
Realized gain distributions	-	-	54,278	26,331

Net realized gain (loss) on investments	(447,665)	(47,736)	133,989	194,660

Net change in unrealized appreciation
(depreciation) on investments	(1,432,901)	(457,876)	(1,685,733)	(1,042,024)

Net increase (decrease) in net assets
resulting from operations	$(819,099)	$(248,329)	$(1,345,617)	$(790,834)

See accompanying notes to financial statements
10

CMFG Variable Annuity Account
Statement of Operations (continued)
For the Year Ended December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Large Cap	Large Cap
	Growth Fund,	Growth Fund,	Value Fund,	Value Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$912,543	$271,726	$1,418,359	$61,691
Mortality and expense charges (note 3)	(1,016,827)	(347,229)	(1,463,595)	(70,710)
Administrative charges	(91,993)	(55,927)	(132,529)	(11,379)

Net investment income (loss)	(196,277)	(131,430)	(177,765)	(20,398)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	3,516,189	1,074,003	2,115,761	273,189
Realized gain distributions	7,881,462	2,791,568	16,947,197	848,750

Net realized gain (loss) on investments	11,397,651	3,865,571	19,062,958	1,121,939

Net change in unrealized appreciation
(depreciation) on investments	(9,468,937)	(3,205,513)	(23,891,709)	(1,369,578)

Net increase (decrease) in net assets
resulting from operations	$1,732,437	$528,628	$(5,006,516)	$(268,037)

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Mid Cap	Mid Cap	Moderate	Moderate
	Fund,	Fund,	Allocation	Allocation
	Class I,	Class II,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$58,974	$-	$2,076,170	$446,377
Mortality and expense charges (note 3)	(980,854)	(161,805)	(1,520,007)	(377,876)
Administrative charges	(77,980)	(25,844)	(190,576)	(54,904)

Net investment income (loss)	(999,860)	(187,649)	365,587	13,597

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	3,370,842	701,872	1,753,609	452,543
Realized gain distributions	7,521,862	1,283,430	7,833,021	2,043,659

Net realized gain (loss) on investments	10,892,704	1,985,302	9,586,630	2,496,202

Net change in unrealized appreciation
(depreciation) on investments	(9,937,780)	(1,859,038)	(12,528,559)	(3,292,839)

Net increase (decrease) in net assets
resulting from operations	$(44,936)	$(61,385)	$(2,576,342)	$(783,040)

See accompanying notes to financial statements
11

CMFG Variable Annuity Account
Statement of Operations (continued)
For the Year Ended December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Money Market	Money Market	Small Cap	Small Cap
	Fund,	Fund,	Fund,	Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$-	$-	$22,477	$5,802
Mortality and expense charges (note 3)	(158,695)	(20,634)	(46,176)	(18,137)
Administrative charges	(13,879)	(3,029)	(5,488)	(2,842)

Net investment income (loss)	(172,574)	(23,663)	(29,187)	(15,177)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	-	-	(91,513)	(17,540)
Realized gain distributions	-	-	764,466	314,960

Net realized gain (loss) on investments	-	-	672,953	297,420

Net change in unrealized appreciation
(depreciation) on investments	-	-	(739,095)	(324,433)

Net increase (decrease) in net assets
resulting from operations	$(172,574)	$(23,663)	$(95,329)	$(42,190)

See accompanying notes to financial statements
12

CMFG Variable Annuity Account
Statements of Changes in Net Assets
For the Years Ended December 31,

	BlackRock Global		Franklin High Income
	Allocation V.I. Fund,		VIP Fund,
	Class III, Subaccount		Class 4, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(125,816)	$360,549	$1,278,945	$1,237,502
Net realized gain (loss) on investments	2,121,194	3,924,357	(6,138)	371,232
Net change in unrealized appreciation
(depreciation) on investments	(2,807,387)	(4,010,835)	(3,815,841)	(1,959,177)

Net increase (decrease) in net assets
resulting from operations	(812,009)	274,071	(2,543,034)	(350,443)

Contract transactions
Payments received from contract owners	221,948	328,883	232,797	316,145
Transfers between subaccounts (including
fixed accounts), net	(1,424,675)	178,419	1,233,364	1,089,934
Payment for contract benefits and terminations	(3,005,909)	(3,142,388)	(2,763,144)	(2,901,826)
Contract charges and fees	(476,348)	(515,215)	(194,123)	(217,615)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	(4,684,984)	(3,150,301)	(1,491,106)	(1,713,362)

Total increase (decrease) in net assets	(5,496,993)	(2,876,230)	(4,034,140)	(2,063,805)

Net assets
Beginning of period	41,146,485	44,022,715	25,724,027	27,787,832

End of period	$35,649,492	$41,146,485	$21,689,887	$25,724,027

	Franklin Income		Franklin Mutual Global
	VIP Fund,		Discovery VIP Fund,
	Class 4, Subaccount		Class 4, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$747,340	$939,300	$146,669	$81,580
Net realized gain (loss) on investments	148,892	509,060	785,779	1,178,084
Net change in unrealized appreciation
(depreciation) on investments	(2,740,556)	(581,113)	(1,487,574)	(701,741)

Net increase (decrease) in net assets
resulting from operations	(1,844,324)	867,247	(555,126)	557,923

Contract transactions
Payments received from contract owners	86,651	744,658	110,089	139,123
Transfers between subaccounts (including
fixed accounts), net	(137,748)	1,264,599	(71,647)	(322,616)
Payment for contract benefits and terminations	(6,714,130)	(3,056,146)	(1,076,991)	(1,531,673)
Contract charges and fees	(100,379)	(115,822)	(72,853)	(80,910)
Adjustments to net assets allocated to
contracts in payout period	210	67	232	69

Net increase (decrease) in net assets from
contract transactions	(6,865,396)	(1,162,644)	(1,111,170)	(1,796,007)

Total increase (decrease) in net assets	(8,709,720)	(295,397)	(1,666,296)	(1,238,084)

Net assets
Beginning of period	26,128,189	26,423,586	12,244,511	13,482,595

End of period	$17,418,469	$26,128,189	$10,578,215	$12,244,511

See accompanying notes to financial statements
13

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Templeton Developing		Invesco V.I. Global
	Markets VIP Fund,		Real Estate Fund,
	Class 2, Subaccount		Series II Shares, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$6,242	$996	$189,162	$8,483
Net realized gain (loss) on investments	118,792	37,955	413,906	309,626
Net change in unrealized appreciation
(depreciation) on investments	(327,867)	(154,055)	(878,951)	962,452

Net increase (decrease) in net assets
resulting from operations	(202,833)	(115,104)	(275,883)	1,280,561

Contract transactions
Payments received from contract owners	-	-	111,346	108,465
Transfers between subaccounts (including
fixed accounts), net	706	(40,992)	(338,786)	228,836
Payment for contract benefits and terminations	(88,332)	(133,877)	(943,030)	(931,717)
Contract charges and fees	(449)	(601)	(79,360)	(80,994)
Adjustments to net assets allocated to
contracts in payout period	-	-	193	51

Net increase (decrease) in net assets from
contract transactions	(88,075)	(175,470)	(1,249,637)	(675,359)

Total increase (decrease) in net assets	(290,908)	(290,574)	(1,525,520)	605,202

Net assets
Beginning of period	1,037,702	1,328,276	10,583,597	9,978,395

End of period	$746,794	$1,037,702	$9,058,077	$10,583,597

	Invesco V.I. Government		Invesco V.I. Growth
	Securities Fund,		and Income,
	Series II Shares, Subaccount		Series II Shares, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$120,438	$367,915	$670,505	$71,477
Net realized gain (loss) on investments	(123,679)	(51,129)	10,318,099	10,946,917
Net change in unrealized appreciation
(depreciation) on investments	(261,536)	251,182	(13,469,954)	(6,041,916)

Net increase (decrease) in net assets
resulting from operations	(264,777)	567,968	(2,481,350)	4,976,478

Contract transactions
Payments received from contract owners	44,929	193,462	490,427	469,129
Transfers between subaccounts (including
fixed accounts), net	(433,362)	1,541,614	(1,315,669)	(3,677,372)
Payment for contract benefits and terminations	(2,196,782)	(1,447,723)	(5,527,639)	(5,804,497)
Contract charges and fees	(243,366)	(215,236)	(473,859)	(507,139)
Adjustments to net assets allocated to
contracts in payout period	-	-	246	68

Net increase (decrease) in net assets from
contract transactions	(2,828,581)	72,117	(6,826,494)	(9,519,811)

Total increase (decrease) in net assets	(3,093,358)	640,085	(9,307,844)	(4,543,333)

Net assets
Beginning of period	23,219,123	22,579,038	59,405,259	63,948,592

End of period	$20,125,765	$23,219,123	$50,097,415	$59,405,259

See accompanying notes to financial statements
14

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Invesco V.I. Mid Cap		MFS® Strategic
	Growth,		Income Portfolio,
	Series II Shares, Subaccount		Initial Class, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(179,898)	$(196,135)	$35,515	$16,718
Net realized gain (loss) on investments	2,180,065	1,148,816	(1,628)	1,669
Net change in unrealized appreciation
(depreciation) on investments	(1,960,962)	(78,762)	(59,416)	27

Net increase (decrease) in net assets
resulting from operations	39,205	873,919	(25,529)	18,414

Contract transactions
Payments received from contract owners	85,820	74,654	-	-
Transfers between subaccounts (including
fixed accounts), net	(805,745)	(906,031)	(3,612)	(58)
Payment for contract benefits and terminations	(1,310,900)	(1,502,971)	(93,945)	(88,764)
Contract charges and fees	(93,059)	(103,600)	(434)	(470)
Adjustments to net assets allocated to
contracts in payout period	-	-	(10)	(1,173)

Net increase (decrease) in net assets from
contract transactions	(2,123,884)	(2,437,948)	(98,001)	(90,465)

Total increase (decrease) in net assets	(2,084,679)	(1,564,029)	(123,530)	(72,051)

Net assets
Beginning of period	13,960,355	15,524,384	892,496	964,547

End of period	$11,875,676	$13,960,355	$768,966	$892,496

	Oppenheimer Global		Oppenheimer International
	Strategic Income Fund/VA,		Growth Fund/VA,
	Non-Service Shares, Subaccount		Service Shares, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$26,732	$19,627	$(109,966)	$(117,092)
Net realized gain (loss) on investments	(7,828)	(2,853)	2,679,259	1,835,749
Net change in unrealized appreciation
(depreciation) on investments	(38,422)	(6,045)	(2,082,890)	(4,162,232)

Net increase (decrease) in net assets
resulting from operations	(19,518)	10,729	486,403	(2,443,575)

Contract transactions
Payments received from contract owners	-	-	229,672	212,808
Transfers between subaccounts (including
fixed accounts), net	(14,070)	(5,081)	837,811	116,777
Payment for contract benefits and terminations	(72,769)	(84,195)	(3,072,762)	(2,674,240)
Contract charges and fees	(319)	(388)	(220,283)	(232,486)
Adjustments to net assets allocated to
contracts in payout period	(1,328)	253	-	-

Net increase (decrease) in net assets from
contract transactions	(88,486)	(89,411)	(2,225,562)	(2,577,141)

Total increase (decrease) in net assets	(108,004)	(78,682)	(1,739,159)	(5,020,716)

Net assets
Beginning of period	625,308	703,990	26,393,241	31,413,957

End of period	$517,304	$625,308	$24,654,082	$26,393,241

See accompanying notes to financial statements
15

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Oppenheimer Main Street		Oppenheimer Main
	Small Cap Fund®/VA,		Street Fund®/VA,
	Service Shares, Subaccount		Service Shares, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(97,908)	$(117,956)	$(188,726)	$(234,628)
Net realized gain (loss) on investments	3,180,210	3,648,856	5,957,670	3,100,400
Net change in unrealized appreciation
(depreciation) on investments	(4,069,046)	(1,904,531)	(5,296,209)	(338,319)

Net increase (decrease) in net assets
resulting from operations	(986,744)	1,626,369	472,735	2,527,453

Contract transactions
Payments received from contract owners	134,290	104,198	159,200	205,319
Transfers between subaccounts (including
fixed accounts), net	(591,230)	(953,520)	(951,876)	(1,696,920)
Payment for contract benefits and terminations	(2,711,015)	(1,703,856)	(2,783,097)	(3,332,988)
Contract charges and fees	(108,781)	(118,992)	(198,574)	(228,311)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	(3,276,736)	(2,672,170)	(3,774,347)	(5,052,900)

Total increase (decrease) in net assets	(4,263,480)	(1,045,801)	(3,301,612)	(2,525,447)

Net assets
Beginning of period	16,833,876	17,879,677	28,831,097	31,356,544

End of period	$12,570,396	$16,833,876	$25,529,485	$28,831,097

	PIMCO Commodity-		PIMCO Global Bond
	RealReturn® Strategy Portfolio,		Portfolio (Unhedged),
	Advisor Class, Subaccount		Advisor Class, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$313,519	$(149,046)	$114,657	$331,430
Net realized gain (loss) on investments	(548,690)	(366,975)	(498,232)	731,757
Net change in unrealized appreciation
(depreciation) on investments	(3,160,399)	(2,198,680)	(1,211,497)	(791,841)

Net increase (decrease) in net assets
resulting from operations	(3,395,570)	(2,714,701)	(1,595,072)	271,346

Contract transactions
Payments received from contract owners	164,083	138,760	279,592	382,541
Transfers between subaccounts (including
fixed accounts), net	3,525,687	1,754,751	1,009,673	2,162,681
Payment for contract benefits and terminations	(1,160,753)	(1,337,951)	(2,985,825)	(3,305,781)
Contract charges and fees	(104,187)	(110,971)	(245,814)	(259,254)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	2,424,830	444,589	(1,942,374)	(1,019,813)

Total increase (decrease) in net assets	(970,740)	(2,270,112)	(3,537,446)	(748,467)

Net assets
Beginning of period	11,033,714	13,303,826	30,411,291	31,159,758

End of period	$10,062,974	$11,033,714	$26,873,845	$30,411,291

See accompanying notes to financial statements
16

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	PIMCO Total Return		T. Rowe Price
	Portfolio,		International Stock
	Advisor Class, Subaccount		Portfolio, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$2,064,008	$507,953	$(31,642)	$(28,386)
Net realized gain (loss) on investments	587,853	(13,427)	242,813	196,405
Net change in unrealized appreciation
(depreciation) on investments	(3,176,596)	1,410,692	(311,480)	(333,782)

Net increase (decrease) in net assets
resulting from operations	(524,735)	1,905,218	(100,309)	(165,763)

Contract transactions
Payments received from contract owners	551,005	645,351	-	-
Transfers between subaccounts (including
fixed accounts), net	(1,079,376)	1,093,461	(112,684)	(81,221)
Payment for contract benefits and terminations	(7,437,743)	(8,552,315)	(638,574)	(815,021)
Contract charges and fees	(413,930)	(448,766)	(3,118)	(3,495)
Adjustments to net assets allocated to
contracts in payout period	-	-	(2,231)	(73)

Net increase (decrease) in net assets from
contract transactions	(8,380,044)	(7,262,269)	(756,607)	(899,810)

Total increase (decrease) in net assets	(8,904,779)	(5,357,051)	(856,916)	(1,065,573)

Net assets
Beginning of period	64,692,564	70,049,615	6,254,028	7,319,601

End of period	$55,787,785	$64,692,564	$5,397,112	$6,254,028

	Ultra Series		Ultra Series
	Aggressive Allocation Fund,		Aggressive Allocation Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$17,344	$60,838	$(410)	$6,332
Net realized gain (loss) on investments	1,214,298	2,942,794	200,416	363,859
Net change in unrealized appreciation
(depreciation) on investments	(1,467,864)	(2,227,631)	(246,067)	(273,316)

Net increase (decrease) in net assets
resulting from operations	(236,222)	776,001	(46,061)	96,875

Contract transactions
Payments received from contract owners	87,195	279,274	967	65,241
Transfers between subaccounts (including
fixed accounts), net	(438,504)	(1,683,822)	6,407	(44,395)
Payment for contract benefits and terminations	(1,934,904)	(2,887,424)	(88,427)	(215,461)
Contract charges and fees	(9,452)	(20,474)	(1,568)	(3,732)
Adjustments to net assets allocated to
contracts in payout period	1,619	556	-	-

Net increase (decrease) in net assets from
contract transactions	(2,294,046)	(4,311,890)	(82,621)	(198,347)

Total increase (decrease) in net assets	(2,530,268)	(3,535,889)	(128,682)	(101,472)

Net assets
Beginning of period	11,996,350	15,532,239	1,809,792	1,911,264

End of period	$9,466,082	$11,996,350	$1,681,110	$1,809,792

See accompanying notes to financial statements
17

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	Core Bond Fund,		Core Bond Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,467,523	$1,756,414	$324,139	$369,429
Net realized gain (loss) on investments	(288,117)	(266,850)	(64,601)	(21,143)
Net change in unrealized appreciation
(depreciation) on investments	(2,327,513)	2,526,421	(623,485)	427,931

Net increase (decrease) in net assets
resulting from operations	(1,148,107)	4,015,985	(363,947)	776,217

Contract transactions
Payments received from contract owners	856,130	666,154	453,029	232,958
Transfers between subaccounts (including
fixed accounts), net	720,797	588,490	163,291	1,309,120
Payment for contract benefits and terminations	(16,954,821)	(22,794,389)	(2,364,360)	(1,962,241)
Contract charges and fees	(198,587)	(221,292)	(197,975)	(202,034)
Adjustments to net assets allocated to
contracts in payout period	(5,175)	(1,637)	-	-

Net increase (decrease) in net assets from
contract transactions	(15,581,656)	(21,762,674)	(1,946,015)	(622,197)

Total increase (decrease) in net assets	(16,729,763)	(17,746,689)	(2,309,962)	154,020

Net assets
Beginning of period	96,653,801	114,400,490	22,637,899	22,483,879

End of period	$79,924,038	$96,653,801	$20,327,937	$22,637,899

	Ultra Series		Ultra Series
	Conservative Allocation Fund,		Conservative Allocation Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$360,417	$739,837	$79,278	$197,080
Net realized gain (loss) on investments	3,104,368	8,615,094	1,402,388	3,430,855
Net change in unrealized appreciation
(depreciation) on investments	(4,993,522)	(5,027,404)	(2,268,622)	(1,967,592)

Net increase (decrease) in net assets
resulting from operations	(1,528,737)	4,327,527	(786,956)	1,660,343

Contract transactions
Payments received from contract owners	863,260	1,329,979	309,331	473,002
Transfers between subaccounts (including
fixed accounts), net	(1,419,685)	417,360	(564,834)	(1,046,657)
Payment for contract benefits and terminations	(14,948,137)	(15,605,422)	(2,803,638)	(3,005,971)
Contract charges and fees	(305,241)	(335,958)	(293,289)	(304,798)
Adjustments to net assets allocated to
contracts in payout period	(6,614)	(391)	-	-

Net increase (decrease) in net assets from
contract transactions	(15,816,417)	(14,194,432)	(3,352,430)	(3,884,424)

Total increase (decrease) in net assets	(17,345,154)	(9,866,905)	(4,139,386)	(2,224,081)

Net assets
Beginning of period	90,931,490	100,798,395	37,843,944	40,068,025

End of period	$73,586,336	$90,931,490	$33,704,558	$37,843,944

See accompanying notes to financial statements
18

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	Diversified Income Fund,		Diversified Income Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,520,102	$1,603,482	$372,858	$368,292
Net realized gain (loss) on investments	10,251,694	14,301,382	2,947,018	3,623,821
Net change in unrealized appreciation
(depreciation) on investments	(13,524,190)	(6,894,232)	(3,995,727)	(1,661,952)

Net increase (decrease) in net assets
resulting from operations	(1,752,394)	9,010,632	(675,851)	2,330,161

Contract transactions
Payments received from contract owners	1,349,116	1,308,020	303,678	1,001,125
Transfers between subaccounts (including
fixed accounts), net	(3,226,809)	1,621,096	(662,729)	1,157,900
Payment for contract benefits and terminations	(22,116,158)	(25,439,103)	(3,457,648)	(2,961,388)
Contract charges and fees	(193,160)	(213,783)	(385,236)	(357,101)
Adjustments to net assets allocated to
contracts in payout period	(29,974)	(1,487)	-	-

Net increase (decrease) in net assets from
contract transactions	(24,216,985)	(22,725,257)	(4,201,935)	(1,159,464)

Total increase (decrease) in net assets	(25,969,379)	(13,714,625)	(4,877,786)	1,170,697

Net assets
Beginning of period	154,938,448	168,653,073	44,772,138	43,601,441

End of period	$128,969,069	$154,938,448	$39,894,352	$44,772,138

	Ultra Series		Ultra Series
	Foundation Account,		Foundation Account,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$6,771	$7,200	$396,800	$403,674
Net realized gain (loss) on investments	(257)	(96)	(58,033)	(42,868)
Net change in unrealized appreciation
(depreciation) on investments	(11,664)	3,926	(757,543)	474,139

Net increase (decrease) in net assets
resulting from operations	(5,150)	11,030	(418,776)	834,945

Contract transactions
Payments received from contract owners	-	-	133,860	190,285
Transfers between subaccounts (including
fixed accounts), net	(152)	126,974	874,317	(185,192)
Payment for contract benefits and terminations	(4,786)	-	(1,261,215)	(796,173)
Contract charges and fees	(15)	(34)	(29,817)	(26,618)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	(4,953)	126,940	(282,855)	(817,698)

Total increase (decrease) in net assets	(10,103)	137,970	(701,631)	17,247

Net assets
Beginning of period	364,412	226,442	24,524,576	24,507,329

End of period	$354,309	$364,412	$23,822,945	$24,524,576

See accompanying notes to financial statements
19

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	High Income Fund,		High Income Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,061,467	$1,458,042	$257,283	$317,629
Net realized gain (loss) on investments	(447,665)	(103,972)	(47,736)	(750)
Net change in unrealized appreciation
(depreciation) on investments	(1,432,901)	(1,067,366)	(457,876)	(304,314)

Net increase (decrease) in net assets
resulting from operations	(819,099)	286,704	(248,329)	12,565

Contract transactions
Payments received from contract owners	145,508	153,455	52,627	73,727
Transfers between subaccounts (including
fixed accounts), net	86,138	(268,816)	188,430	175,475
Payment for contract benefits and terminations	(5,730,872)	(6,726,148)	(663,846)	(416,325)
Contract charges and fees	(41,741)	(46,858)	(71,515)	(65,471)
Adjustments to net assets allocated to
contracts in payout period	(509)	262	-	-

Net increase (decrease) in net assets from
contract transactions	(5,541,476)	(6,888,105)	(494,304)	(232,594)

Total increase (decrease) in net assets	(6,360,575)	(6,601,401)	(742,633)	(220,029)

Net assets
Beginning of period	29,284,215	35,885,616	6,685,475	6,905,504

End of period	$22,923,640	$29,284,215	$5,942,842	$6,685,475

	Ultra Series		Ultra Series
	International Stock Fund,		International Stock Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$206,127	$899,278	$56,530	$356,471
Net realized gain (loss) on investments	133,989	3,991,447	194,660	1,836,423
Net change in unrealized appreciation
(depreciation) on investments	(1,685,733)	(7,920,170)	(1,042,024)	(3,617,009)

Net increase (decrease) in net assets
resulting from operations	(1,345,617)	(3,029,445)	(790,834)	(1,424,115)

Contract transactions
Payments received from contract owners	479,742	466,523	199,376	171,734
Transfers between subaccounts (including
fixed accounts), net	785,921	(445,702)	899,308	(237,902)
Payment for contract benefits and terminations	(5,863,977)	(6,502,074)	(1,668,388)	(1,299,507)
Contract charges and fees	(80,817)	(93,369)	(173,041)	(169,980)
Adjustments to net assets allocated to
contracts in payout period	693	(171)	-	-

Net increase (decrease) in net assets from
contract transactions	(4,678,438)	(6,574,793)	(742,745)	(1,535,655)

Total increase (decrease) in net assets	(6,024,055)	(9,604,238)	(1,533,579)	(2,959,770)

Net assets
Beginning of period	35,485,340	45,089,578	16,174,261	19,134,031

End of period	$29,461,285	$35,485,340	$14,640,682	$16,174,261

See accompanying notes to financial statements
20

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Growth Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(196,277)	$(614,222)	$(131,430)	$(275,224)
Net realized gain (loss) on investments	11,397,651	19,653,976	3,865,571	6,507,222
Net change in unrealized appreciation
(depreciation) on investments	(9,468,937)	(9,834,924)	(3,205,513)	(3,046,675)

Net increase (decrease) in net assets
resulting from operations	1,732,437	9,204,830	528,628	3,185,323

Contract transactions
Payments received from contract owners	680,028	911,320	298,751	274,886
Transfers between subaccounts (including
fixed accounts), net	(1,827,188)	(3,594,340)	(2,019,969)	(2,687,079)
Payment for contract benefits and terminations	(12,661,704)	(14,147,079)	(2,911,479)	(2,283,739)
Contract charges and fees	(121,417)	(138,729)	(315,124)	(303,669)
Adjustments to net assets allocated to
contracts in payout period	1,884	(4,572)	-	-

Net increase (decrease) in net assets from
contract transactions	(13,928,397)	(16,973,400)	(4,947,821)	(4,999,601)

Total increase (decrease) in net assets	(12,195,960)	(7,768,570)	(4,419,193)	(1,814,278)

Net assets
Beginning of period	90,923,190	98,691,760	32,168,591	33,982,869

End of period	$78,727,230	$90,923,190	$27,749,398	$32,168,591

	Ultra Series Large Cap Value Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(177,765)	$(59,277)	$(20,398)	$(14,046)
Net realized gain (loss) on investments	19,062,958	25,298,885	1,121,939	1,381,466
Net change in unrealized appreciation
(depreciation) on investments	(23,891,709)	(10,738,950)	(1,369,578)	(677,618)

Net increase (decrease) in net assets
resulting from operations	(5,006,516)	14,500,658	(268,037)	689,802

Contract transactions
Payments received from contract owners	1,402,573	1,206,148	78,372	98,721
Transfers between subaccounts (including
fixed accounts), net	(2,076,824)	(4,548,927)	(250,384)	(392,572)
Payment for contract benefits and terminations	(19,483,183)	(20,586,930)	(692,704)	(512,515)
Contract charges and fees	(146,195)	(168,363)	(58,458)	(57,886)
Adjustments to net assets allocated to
contracts in payout period	(21,554)	(62,327)	-	-

Net increase (decrease) in net assets from
contract transactions	(20,325,183)	(24,160,399)	(923,174)	(864,252)

Total increase (decrease) in net assets	(25,331,699)	(9,659,741)	(1,191,211)	(174,450)

Net assets
Beginning of period	135,929,282	145,589,023	6,700,311	6,874,761

End of period	$110,597,583	$135,929,282	$5,509,100	$6,700,311

See accompanying notes to financial statements
21

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Mid Cap Fund, Class I, Subaccount		Ultra Series Mid Cap Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(999,860)	$(1,145,735)	$(187,649)	$(200,758)
Net realized gain (loss) on investments	10,892,704	24,305,834	1,985,302	3,920,645
Net change in unrealized appreciation
(depreciation) on investments	(9,937,780)	(15,949,542)	(1,859,038)	(2,577,361)

Net increase (decrease) in net assets
resulting from operations	(44,936)	7,210,557	(61,385)	1,142,526

Contract transactions
Payments received from contract owners	860,635	768,685	209,636	138,315
Transfers between subaccounts (including
fixed accounts), net	(2,236,205)	(3,453,566)	(941,855)	(577,226)
Payment for contract benefits and terminations	(14,047,519)	(14,908,788)	(1,424,806)	(1,258,799)
Contract charges and fees	(117,091)	(132,017)	(139,076)	(139,278)
Adjustments to net assets allocated to
contracts in payout period	4,172	(1,763)	-	-

Net increase (decrease) in net assets from
contract transactions	(15,536,008)	(17,727,449)	(2,296,101)	(1,836,988)

Total increase (decrease) in net assets	(15,580,944)	(10,516,892)	(2,357,486)	(694,462)

Net assets
Beginning of period	90,730,369	101,247,261	15,067,144	15,761,606

End of period	$75,149,425	$90,730,369	$12,709,658	$15,067,144

	Ultra Series Moderate Allocation Fund, Class I, Subaccount		Ultra Series Moderate Allocation Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$365,587	$974,564	$13,597	$146,714
Net realized gain (loss) on investments	9,586,630	17,152,277	2,496,202	3,865,645
Net change in unrealized appreciation
(depreciation) on investments	(12,528,559)	(10,041,153)	(3,292,839)	(2,264,952)

Net increase (decrease) in net assets
resulting from operations	(2,576,342)	8,085,688	(783,040)	1,747,407

Contract transactions
Payments received from contract owners	1,094,663	1,185,882	192,393	388,623
Transfers between subaccounts (including
fixed accounts), net	(431,071)	(2,966,685)	(217,755)	(493,900)
Payment for contract benefits and terminations	(23,511,464)	(24,613,592)	(2,336,237)	(2,228,074)
Contract charges and fees	(560,019)	(646,341)	(239,835)	(231,745)
Adjustments to net assets allocated to
contracts in payout period	4,742	6,108	-	-

Net increase (decrease) in net assets from
contract transactions	(23,403,149)	(27,034,628)	(2,601,434)	(2,565,096)

Total increase (decrease) in net assets	(25,979,491)	(18,948,940)	(3,384,474)	(817,689)

Net assets
Beginning of period	144,208,350	163,157,290	34,146,520	34,964,209

End of period	$118,228,859	$144,208,350	$30,762,046	$34,146,520

See accompanying notes to financial statements
22

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Money Market Fund, Class I, Subaccount		Ultra Series Money Market Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(172,574)	$(263,655)	$(23,663)	$(22,235)
Net realized gain (loss) on investments	-	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-

Net increase (decrease) in net assets
resulting from operations	(172,574)	(263,655)	(23,663)	(22,235)

Contract transactions
Payments received from contract owners	346,738	154,745	17,630	166,920
Transfers between subaccounts (including
fixed accounts), net	4,355,700	5,956,222	2,265,017	1,076,895
Payment for contract benefits and terminations	(5,442,701)	(20,044,444)	(2,026,303)	(1,183,438)
Contract charges and fees	(10,316)	(26,485)	(31,171)	(39,528)
Adjustments to net assets allocated to
contracts in payout period	(1,952)	(429)	-	-

Net increase (decrease) in net assets from
contract transactions	(752,531)	(13,960,391)	225,173	20,849

Total increase (decrease) in net assets	(925,105)	(14,224,046)	201,510	(1,386)

Net assets
Beginning of period	13,738,733	27,962,779	1,728,147	1,729,533

End of period	$12,813,628	$13,738,733	$1,929,657	$1,728,147

	Ultra Series Small Cap Fund, Class I, Subaccount		Ultra Series Small Cap Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(29,187)	$(26,267)	$(15,177)	$(14,309)
Net realized gain (loss) on investments	672,953	353,141	297,420	164,086
Net change in unrealized appreciation
(depreciation) on investments	(739,095)	(89,874)	(324,433)	(63,840)

Net increase (decrease) in net assets
resulting from operations	(95,329)	237,000	(42,190)	85,937

Contract transactions
Payments received from contract owners	31,828	82,821	13,457	18,124
Transfers between subaccounts (including
fixed accounts), net	(213,225)	(457,367)	(32,057)	(95,099)
Payment for contract benefits and terminations	(709,567)	(489,237)	(186,416)	(135,194)
Contract charges and fees	(11,128)	(11,860)	(15,170)	(14,820)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	(902,092)	(875,643)	(220,186)	(226,989)

Total increase (decrease) in net assets	(997,421)	(638,643)	(262,376)	(141,052)

Net assets
Beginning of period	4,325,645	4,964,288	1,634,162	1,775,214

End of period	$3,328,224	$4,325,645	$1,371,786	$1,634,162

See accompanying notes to financial statements
23

CMFG Variable Annuity Account
Notes to Financial Statements

(1) Organization

The CMFG Variable Annuity Account (the “Account”) is a unit investment trust organized under the laws of the State of Iowa and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Account was established as a separate account of CMFG Life Insurance Company (the “Company”) to receive and invest net premiums paid by the contract owners to the Company under four variable annuity contracts issued by the Company: MEMBERS® Variable Annuity, MEMBERS® Variable Annuity II, MEMBERS® Choice Variable Annuity and MEMBERS® Variable Annuity III.

The Account is divided into a number of subaccounts and the contract owner makes elections from the subaccounts listed below in which to participate:

BlackRock Variable Series Funds, Inc.	PIMCO Variable Insurance Trust
BlackRock Global Allocation V.I. Fund (2)	PIMCO CommodityRealReturn® Strategy Portfolio
Franklin Templeton Variable Insurance Products Trust	PIMCO Global Bond Portfolio (Unhedged) PIMCO Total Return Portfolio
Franklin High Income VIP Fund
Franklin Income VIP Fund	T. Rowe Price International Series, Inc.
Franklin Mutual Global Discovery VIP Fund	T. Rowe Price International Stock Portfolio (1)
Templeton Developing Markets VIP Fund (1)	Ultra Series Fund(3)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Aggressive Allocation Fund Core Bond Fund Conservative Allocation Fund
Invesco V.I. Global Real Estate Fund	Diversified Income Fund
Invesco V.I. Government Securities Fund (2)	Foundation Account (4)
Invesco V.I. Growth and Income Fund	High Income Fund
Invesco V.I. Mid Cap Growth Fund	International Stock Fund
MFS® Variable Insurance Trust II	Large Cap Growth Fund Large Cap Value Fund
MFS® Strategic Income Portfolio (1)	Mid Cap Fund
Oppenheimer Variable Account Funds	Moderate Allocation Fund Money Market Fund
Oppenheimer Global Strategic Income Fund/VA (1)	Small Cap Fund
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Small Cap Fund®/VA
Oppenheimer Main Street Fund®/VA

(1) This subaccount is only available in the MEMBERS® Variable Annuity product.	(3) The Ultra Series Fund offers both Class 1 and 2 shares. Class 2 shares are only available in the MEMBERS® Variable Annuity III product.
(2) This subaccount is only available in the MEMBERS® Variable Annuity III product.	(4) The Foundation Account is only available in the MEMBERS® Variable Annuity III product, and is one of two available subaccounts that invest in the Ultra Series Core Bond Fund.

The Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of an underlying open-end management investment company that is registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

(2) Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

24

CMFG Variable Annuity Account
Notes to Financial Statements

(2) Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

Contracts in Annuitization Period

Contracts in the payout stage (annuitization period) are computed according to the 2000 Individual Annuity Mortality Table using an assumed investment return of 3.5%. The mortality risk arises because the Company bears the risk from contract riders, as described in the Fees and Charges note, which may result in additional amounts being transferred into the Account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

Accounting Standards Updates Pending Adoption

In January 2016, the FASB issued Accounting Standard Update (ASU) No. 2016-01, Recognition and Measurement of Financial Assets and Liabilities (“ASU 2016-01”), effective in 2018. The new standard will require equity investments to be measured at fair value with changes in fair value recognized in net income. Other provisions in ASU 2016-01 were not applicable to the Account. Because the Account currently records the change in fair value of equity investments in the statement of operations in accordance with guidance for investment companies, ASU 2016-01 will have no impact on its financial statements.

(3) Fees and Charges

Contract Charges

Surrender Charge. A surrender charge is assessed against a contract owner’s account upon surrender or partial withdrawal of purchase payments within the first seven years of the contract and, in certain circumstances, surrender charges are waived upon payment of a death benefit or the election of certain annuity payment options.

For purchase payments withdrawn or surrendered within the first year of the contract, the charge is 7% to 9% of the amount of the payment withdrawn or surrendered depending on the product version chosen. The surrender charge decreases by 1% (or the noted percentage decrease outlined in the contract) for each full year that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than seven years prior to the withdrawal or surrender. No surrender charge is

25

CMFG Variable Annuity Account
Notes to Financial Statements

(3) Fees and Charges (continued)

assessed on purchase payments made more than four years prior to the withdrawal or surrender for one of the contract options of the MEMBERS® Variable Annuity III product. Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the contracts. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Annual Contract Fee. On each contract anniversary prior to the annuity date, the Company deducts an annual contract fee of $30 from the contract owner’s account. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a contract except on a contract anniversary when the full fee is deducted. The Company currently waives this fee for all contracts with $50,000 or more of contract value for the MEMBERS® Variable Annuity III product and $25,000 or more of contract value for all other products. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Death Benefit Rider Charges. Optional death benefit riders are available on MEMBERS® Variable Annuity II and MEMBERS® Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The Minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85. All death benefit rider charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year.

Optional death benefit riders are also available on MEMBERS® Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts the applicable rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

Living Benefit Riders. Optional living benefit riders, such as Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit are available. Charges for these benefits range from 0.50% to 1.75%. Generally, the charge is assessed on the average benefit basis for the prior contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Transfer Fee. No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Premium Taxes. If state or other premium taxes are applicable to a contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

26

CMFG Variable Annuity Account
Notes to Financial Statements

(3) Fees and Charges (continued)

Account Charges

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge from the assets of the Account to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Account at an annual rate of 1.15% to 1.65%. These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

Administrative Charge. The Company deducts a daily administrative charge from the assets of the Account to compensate it for certain expenses it incurs in administration of MEMBERS® Variable Annuity and MEMBERS® Variable Annuity III contracts. The charge is deducted from the assets of the Account at an annual rate of 0.15%. These charges are included in administrative charges in the accompanying Statement of Operations of the applicable subaccount.

(4) Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

•
Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active and (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

27

CMFG Variable Annuity Account
Notes to Financial Statements

(4) Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2015. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2015 Assets, at Fair Value	Level 2	Total

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$35,649,492	$35,649,492
Franklin High Income VIP Fund, Class 4, Subaccount	21,689,887	21,689,887
Franklin Income VIP Fund, Class 4, Subaccount	17,418,469	17,418,469
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	10,578,215	10,578,215
Templeton Developing Markets VIP Fund, Class 2, Subaccount	746,794	746,794
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	9,058,077	9,058,077
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	20,125,765	20,125,765
Invesco V.I. Growth and Income, Series II Shares, Subaccount	50,097,415	50,097,415
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	11,875,676	11,875,676
MFS® Strategic Income Portfolio, Initial Class, Subaccount	768,966	768,966
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	517,304	517,304
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	24,654,082	24,654,082
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount	12,570,396	12,570,396
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	25,529,485	25,529,485
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	10,062,974	10,062,974
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	26,873,845	26,873,845
PIMCO Total Return Portfolio, Advisor Class, Subaccount	55,787,785	55,787,785
T. Rowe Price International Stock Portfolio, Subaccount	5,397,112	5,397,112
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	9,466,082	9,466,082
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	1,681,110	1,681,110
Ultra Series Core Bond Fund, Class I, Subaccount	79,924,038	79,924,038
Ultra Series Core Bond Fund, Class II, Subaccount	20,327,937	20,327,937
Ultra Series Conservative Allocation Fund, Class I, Subaccount	73,586,336	73,586,336
Ultra Series Conservative Allocation Fund, Class II, Subaccount	33,704,558	33,704,558
Ultra Series Diversified Income Fund, Class I, Subaccount	128,969,069	128,969,069
Ultra Series Diversified Income Fund, Class II, Subaccount	39,894,352	39,894,352
Ultra Series Foundation Account, Class I, Subaccount	354,309	354,309
Ultra Series Foundation Account, Class II, Subaccount	23,822,945	23,822,945
Ultra Series High Income Fund, Class I, Subaccount	22,923,640	22,923,640
Ultra Series High Income Fund, Class II, Subaccount	5,942,842	5,942,842
Ultra Series International Stock Fund, Class I, Subaccount	29,461,285	29,461,285
Ultra Series International Stock Fund, Class II, Subaccount	14,640,682	14,640,682
Ultra Series Large Cap Growth Fund, Class I, Subaccount	78,727,230	78,727,230
Ultra Series Large Cap Growth Fund, Class II, Subaccount	27,749,398	27,749,398
Ultra Series Large Cap Value Fund, Class I, Subaccount	110,597,583	110,597,583
Ultra Series Large Cap Value Fund, Class II, Subaccount	5,509,100	5,509,100
Ultra Series Mid Cap Fund, Class I, Subaccount	75,149,425	75,149,425
Ultra Series Mid Cap Fund, Class II, Subaccount	12,709,658	12,709,658
Ultra Series Moderate Allocation Fund, Class I, Subaccount	118,228,859	118,228,859
Ultra Series Moderate Allocation Fund, Class II, Subaccount	30,762,046	30,762,046
Ultra Series Money Market Fund, Class I, Subaccount	12,813,628	12,813,628
Ultra Series Money Market Fund, Class II, Subaccount	1,929,657	1,929,657
Ultra Series Small Cap Fund, Class I, Subaccount	3,328,224	3,328,224
Ultra Series Small Cap Fund, Class II, Subaccount	1,371,786	1,371,786
Total assets	$1,302,977,518	$1,302,977,518

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2015.

28

CMFG Variable Annuity Account
Notes to Financial Statements

(4) Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2014. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2014 Assets, at Fair Value	Level 2	Total

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$41,146,485	$41,146,485
Franklin High Income VIP Fund, Class 4, Subaccount	25,724,027	25,724,027
Franklin Income VIP Fund, Class 4, Subaccount	26,128,189	26,128,189
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	12,244,511	12,244,511
Templeton Developing Markets VIP Fund, Class 2, Subaccount	1,037,702	1,037,702
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	10,583,597	10,583,597
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	23,219,123	23,219,123
Invesco V.I. Growth and Income, Series II Shares, Subaccount	59,405,259	59,405,259
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	13,960,355	13,960,355
MFS® Strategic Income Portfolio, Initial Class, Subaccount	892,496	892,496
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	625,308	625,308
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	26,393,241	26,393,241
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount	16,833,876	16,833,876
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	28,831,097	28,831,097
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	11,033,714	11,033,714
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	30,411,291	30,411,291
PIMCO Total Return Portfolio, Advisor Class, Subaccount	64,692,564	64,692,564
T. Rowe Price International Stock Portfolio, Subaccount	6,254,028	6,254,028
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	11,996,350	11,996,350
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	1,809,792	1,809,792
Ultra Series Core Bond Fund, Class I, Subaccount	96,653,801	96,653,801
Ultra Series Core Bond Fund, Class II, Subaccount	22,637,899	22,637,899
Ultra Series Conservative Allocation Fund, Class I, Subaccount	90,931,490	90,931,490
Ultra Series Conservative Allocation Fund, Class II, Subaccount	37,843,944	37,843,944
Ultra Series Diversified Income Fund, Class I, Subaccount	154,938,448	154,938,448
Ultra Series Diversified Income Fund, Class II, Subaccount	44,772,138	44,772,138
Ultra Series Foundation Account, Class I, Subaccount	364,412	364,412
Ultra Series Foundation Account, Class II, Subaccount	24,524,576	24,524,576
Ultra Series High Income Fund, Class I, Subaccount	29,284,215	29,284,215
Ultra Series High Income Fund, Class II, Subaccount	6,685,475	6,685,475
Ultra Series International Stock Fund, Class I, Subaccount	35,485,340	35,485,340
Ultra Series International Stock Fund, Class II, Subaccount	16,174,261	16,174,261
Ultra Series Large Cap Growth Fund, Class I, Subaccount	90,923,190	90,923,190
Ultra Series Large Cap Growth Fund, Class II, Subaccount	32,168,591	32,168,591
Ultra Series Large Cap Value Fund, Class I, Subaccount	135,929,282	135,929,282
Ultra Series Large Cap Value Fund, Class II, Subaccount	6,700,311	6,700,311
Ultra Series Mid Cap Fund, Class I, Subaccount	90,730,369	90,730,369
Ultra Series Mid Cap Fund, Class II, Subaccount	15,067,144	15,067,144
Ultra Series Moderate Allocation Fund, Class I, Subaccount	144,208,350	144,208,350
Ultra Series Moderate Allocation Fund, Class II, Subaccount	34,146,520	34,146,520
Ultra Series Money Market Fund, Class I, Subaccount	13,738,733	13,738,733
Ultra Series Money Market Fund, Class II, Subaccount	1,728,147	1,728,147
Ultra Series Small Cap Fund, Class I, Subaccount	4,325,645	4,325,645
Ultra Series Small Cap Fund, Class II, Subaccount	1,634,162	1,634,162
Total assets	$1,544,819,448	$1,544,819,448

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2014.

29

CMFG Variable Annuity Account
Notes to Financial Statements

(5) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2015 were as follows:

Year Ended December 31, 2015	Purchases	Sales

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$2,849,770	$5,443,665
Franklin High Income VIP Fund, Class 4, Subaccount	2,744,840	2,957,002
Franklin Income VIP Fund, Class 4, Subaccount	1,634,365	7,752,421
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	1,461,733	1,783,319
Templeton Developing Markets VIP Fund, Class 2, Subaccount	142,441	102,196
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	532,661	1,593,135
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	779,911	3,488,054
Invesco V.I. Growth and Income, Series II Shares, Subaccount	10,772,431	8,704,175
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	1,407,427	2,714,499
MFS® Strategic Income Portfolio, Initial Class, Subaccount	49,705	112,191
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	36,424	98,177
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	3,113,322	3,598,865
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount	2,929,848	3,980,247
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	5,348,415	5,125,826
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	3,527,291	788,942
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	1,866,337	3,694,054
PIMCO Total Return Portfolio, Advisor Class, Subaccount	4,887,064	10,600,334
T. Rowe Price International Stock Portfolio, Subaccount	167,957	848,460
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,762,387	2,976,501
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	219,296	113,219
Ultra Series Core Bond Fund, Class I, Subaccount	4,541,066	18,655,200
Ultra Series Core Bond Fund, Class II, Subaccount	1,390,516	3,012,392
Ultra Series Conservative Allocation Fund, Class I, Subaccount	6,603,715	19,248,451
Ultra Series Conservative Allocation Fund, Class II, Subaccount	2,439,197	4,425,214
Ultra Series Diversified Income Fund, Class I, Subaccount	13,177,618	28,359,407
Ultra Series Diversified Income Fund, Class II, Subaccount	3,884,923	5,395,268
Ultra Series Foundation Account, Class I, Subaccount	11,874	10,056
Ultra Series Foundation Account, Class II, Subaccount	1,728,356	1,614,410
Ultra Series High Income Fund, Class I, Subaccount	1,902,842	6,382,851
Ultra Series High Income Fund, Class II, Subaccount	540,806	777,828
Ultra Series International Stock Fund, Class I, Subaccount	1,993,390	6,411,423
Ultra Series International Stock Fund, Class II, Subaccount	1,033,371	1,693,254
Ultra Series Large Cap Growth Fund, Class I, Subaccount	10,939,833	17,183,045
Ultra Series Large Cap Growth Fund, Class II, Subaccount	3,476,582	5,764,266
Ultra Series Large Cap Value Fund, Class I, Subaccount	19,530,716	23,086,466
Ultra Series Large Cap Value Fund, Class II, Subaccount	1,119,651	1,214,473
Ultra Series Mid Cap Fund, Class I, Subaccount	8,311,370	17,325,377
Ultra Series Mid Cap Fund, Class II, Subaccount	1,598,321	2,798,641
Ultra Series Moderate Allocation Fund, Class I, Subaccount	12,024,162	27,228,703
Ultra Series Moderate Allocation Fund, Class II, Subaccount	2,844,109	3,388,288
Ultra Series Money Market Fund, Class I, Subaccount	7,010,734	7,935,839
Ultra Series Money Market Fund, Class II, Subaccount	2,392,577	2,191,066
Ultra Series Small Cap Fund, Class I, Subaccount	1,110,109	1,276,923
Ultra Series Small Cap Fund, Class II, Subaccount	452,320	372,724

30

CMFG Variable Annuity Account
Notes to Financial Statements

(5) Purchases and Sales of Investments (continued)

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2014 were as follows:

Year Ended December 31, 2014	Purchases	Sales

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$5,082,707	$4,279,899
Franklin High Income VIP Fund, Class 4, Subaccount	3,547,634	4,023,494
Franklin Income VIP Fund, Class 4, Subaccount	3,583,458	3,806,802
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	1,515,509	2,394,949
Templeton Developing Markets VIP Fund, Class 2, Subaccount	18,897	193,371
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	573,942	1,240,817
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	1,966,983	1,526,951
Invesco V.I. Growth and Income, Series II Shares, Subaccount	8,598,529	11,033,485
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	142,331	2,776,414
MFS® Strategic Income Portfolio, Initial Class, Subaccount	30,104	103,853
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	30,383	100,167
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	1,647,590	3,761,303
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount	2,744,640	3,137,859
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	1,307,134	5,988,953
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	1,523,566	1,228,023
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	3,657,670	3,443,604
PIMCO Total Return Portfolio, Advisor Class, Subaccount	3,898,991	10,653,308
T. Rowe Price International Stock Portfolio, Subaccount	108,812	1,000,501
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	2,859,224	5,165,358
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	390,827	287,857
Ultra Series Core Bond Fund, Class I, Subaccount	5,859,055	25,865,314
Ultra Series Core Bond Fund, Class II, Subaccount	2,093,541	2,346,308
Ultra Series Conservative Allocation Fund, Class I, Subaccount	12,566,327	18,994,979
Ultra Series Conservative Allocation Fund, Class II, Subaccount	4,667,463	5,419,109
Ultra Series Diversified Income Fund, Class I, Subaccount	16,162,964	27,298,303
Ultra Series Diversified Income Fund, Class II, Subaccount	6,003,894	3,897,606
Ultra Series Foundation Account, Class I, Subaccount	138,947	4,807
Ultra Series Foundation Account, Class II, Subaccount	1,077,533	1,491,558
Ultra Series High Income Fund, Class I, Subaccount	2,497,120	7,927,184
Ultra Series High Income Fund, Class II, Subaccount	695,401	610,366
Ultra Series International Stock Fund, Class I, Subaccount	4,980,592	7,939,662
Ultra Series International Stock Fund, Class II, Subaccount	2,269,733	2,206,381
Ultra Series Large Cap Growth Fund, Class I, Subaccount	16,031,746	19,877,212
Ultra Series Large Cap Growth Fund, Class II, Subaccount	5,438,032	5,786,039
Ultra Series Large Cap Value Fund, Class I, Subaccount	22,322,056	27,196,184
Ultra Series Large Cap Value Fund, Class II, Subaccount	1,214,177	1,133,066
Ultra Series Mid Cap Fund, Class I, Subaccount	18,305,090	19,484,370
Ultra Series Mid Cap Fund, Class II, Subaccount	3,269,030	2,338,271
Ultra Series Moderate Allocation Fund, Class I, Subaccount	18,260,628	31,445,658
Ultra Series Moderate Allocation Fund, Class II, Subaccount	4,412,765	3,772,379
Ultra Series Money Market Fund, Class I, Subaccount	7,489,299	21,713,345
Ultra Series Money Market Fund, Class II, Subaccount	1,524,312	1,525,698
Ultra Series Small Cap Fund, Class I, Subaccount	862,479	1,310,129
Ultra Series Small Cap Fund, Class II, Subaccount	238,252	305,796

31

CMFG Variable Annuity Account
Notes to Financial Statements

(6) Changes in Units Outstanding

     The changes in units outstanding for the years ended December 31, 2015 and 2014 were as follows:

	BlackRock	Franklin	Franklin
	Global	High Income	Income
	Allocation V.I.	VIP	VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	3,486,244	1,906,120	2,043,888
Units issued	216,077	1,820,206	1,431,089
Units redeemed	(466,260)	(1,936,469)	(1,516,768)

Units outstanding at December 31, 2014	3,236,061	1,789,857	1,958,209
Units issued	134,187	1,704,144	1,165,192
Units redeemed	(500,614)	(1,809,036)	(1,694,966)

Units outstanding at December 31, 2015	2,869,634	1,684,965	1,428,435

	Franklin Mutual	Templeton	Invesco V.I.
	Global Discovery	Developing	Global Real
	VIP	Markets VIP	Estate Fund,
	Fund, Class 4,	Fund, Class 2,	Series II Shares,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	1,012,976	90,990	1,055,768
Units issued	901,673	-	1,022,898
Units redeemed	(1,031,354)	(12,286)	(1,085,503)

Units outstanding at December 31, 2014	883,295	78,704	993,163
Units issued	821,328	-	914,105
Units redeemed	(900,670)	(7,308)	(1,030,527)

Units outstanding at December 31, 2015	803,953	71,396	876,741

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Government	Growth and	Mid Cap
	Securities Fund,	Income,	Growth,
	Series II Shares,	Series II Shares,	Series II Shares,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,185,073	4,689,759	1,122,346
Units issued	2,289,348	4,122,868	958,710
Units redeemed	(2,282,505)	(4,794,806)	(1,131,194)

Units outstanding at December 31, 2014	2,191,916	4,017,821	949,862
Units issued	2,062,638	3,692,464	841,571
Units redeemed	(2,330,435)	(4,159,160)	(980,290)

Units outstanding at December 31, 2015	1,924,119	3,551,125	811,143

	MFS®	Oppenheimer	Oppenheimer
	Strategic	Global Strategic	International
	Income Portfolio,	Income Fund/VA,	Growth Fund/VA,
	Initial Class,	Non-Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	44,786	154,120	2,542,923
Units issued	6	171	2,348,632
Units redeemed	(4,097)	(19,172)	(2,558,377)

Units outstanding at December 31, 2014	40,695	135,119	2,333,178
Units issued	96	85	2,234,072
Units redeemed	(4,578)	(19,185)	(2,426,221)

Units outstanding at December 31, 2015	36,213	116,019	2,141,029

32

CMFG Variable Annuity Account
Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Oppenheimer Main	Oppenheimer	PIMCO Commodity-
	Street Small Cap	Main Street	RealReturn®
	Fund®/VA,	Fund®/VA,	Strategy Portfolio,
	Service Shares,	Service Shares,	Advisor Class,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	1,089,174	2,321,595	2,077,128
Units issued	859,583	1,931,950	2,238,001
Units redeemed	(1,017,552)	(2,293,744)	(2,168,852)

Units outstanding at December 31, 2014	931,205	1,959,801	2,146,277
Units issued	765,216	1,691,654	2,901,533
Units redeemed	(945,580)	(1,945,661)	(2,377,862)

Units outstanding at December 31, 2015	750,841	1,705,794	2,669,948

	PIMCO Global	PIMCO	T. Rowe Price
	Bond Portfolio	Total Return	International
	(Unhedged),	Portfolio,	Stock
	Advisor Class,	Advisor Class,	Portfolio,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,631,873	5,485,927	368,312
Units issued	2,663,664	4,377,698	212
Units redeemed	(2,747,170)	(4,935,374)	(45,463)

Units outstanding at December 31, 2014	2,548,367	4,928,251	323,061
Units issued	2,532,842	3,889,314	101
Units redeemed	(2,701,547)	(4,528,068)	(37,869)

Units outstanding at December 31, 2015	2,379,662	4,289,497	285,293

	Ultra Series	Ultra Series	Ultra Series
	Aggressive	Aggressive	Core Bond
	Allocation	Allocation	Fund,
	Fund, Class I,	Fund, Class II,	Class I,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	1,384,116	110,805	8,139,589
Units issued	240,170	6,175	6,004,035
Units redeemed	(613,512)	(17,903)	(7,507,625)

Units outstanding at December 31, 2014	1,010,774	99,077	6,635,999
Units issued	205,137	832	5,177,257
Units redeemed	(398,151)	(5,364)	(6,267,725)

Units outstanding at December 31, 2015	817,760	94,545	5,545,531

	Ultra Series	Ultra Series	Ultra Series
	Core Bond	Conservative	Conservative
	Fund,	Allocation Fund,	Allocation Fund,
	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,006,777	8,432,947	2,859,064
Units issued	2,012,648	2,459,053	1,152,263
Units redeemed	(2,068,044)	(3,625,783)	(1,427,997)

Units outstanding at December 31, 2014	1,951,381	7,266,217	2,583,330
Units issued	1,903,461	2,013,887	1,000,361
Units redeemed	(2,072,309)	(3,278,259)	(1,227,942)

Units outstanding at December 31, 2015	1,782,533	6,001,845	2,355,749

33

CMFG Variable Annuity Account
Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series	Ultra Series	Ultra Series
	Diversified	Diversified	Foundation
	Income	Income	Account,
	Fund, Class I,	Fund, Class II,	Class I,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	9,011,661	2,735,167	21,764
Units issued	3,273,099	440,438	11,993
Units redeemed	(4,503,448)	(511,581)	(3)

Units outstanding at December 31, 2014	7,781,312	2,664,024	33,754
Units issued	2,886,545	294,558	-
Units redeemed	(4,091,974)	(549,781)	(442)

Units outstanding at December 31, 2015	6,575,883	2,408,801	33,312

	Ultra Series	Ultra Series	Ultra Series
	Foundation	High Income	High Income
	Account,	Fund,	Fund,
	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,342,460	1,948,946	460,749
Units issued	87,693	1,297,453	471,163
Units redeemed	(165,582)	(1,654,647)	(486,298)

Units outstanding at December 31, 2014	2,264,571	1,591,752	445,614
Units issued	139,073	1,127,912	446,630
Units redeemed	(164,312)	(1,432,799)	(479,483)

Units outstanding at December 31, 2015	2,239,332	1,286,865	412,761

	Ultra Series	Ultra Series	Ultra Series
	International	International	Large Cap
	Stock Fund,	Stock Fund,	Growth Fund,
	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,425,760	1,084,123	5,372,805
Units issued	1,944,334	1,049,652	3,285,074
Units redeemed	(2,292,713)	(1,135,445)	(4,258,070)

Units outstanding at December 31, 2014	2,077,381	998,330	4,399,809
Units issued	1,810,167	1,046,958	2,706,875
Units redeemed	(2,086,634)	(1,094,426)	(3,410,047)

Units outstanding at December 31, 2015	1,800,914	950,862	3,696,637

	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Large Cap
	Growth Fund,	Value Fund,	Value Fund,
	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	1,812,333	7,491,144	347,785
Units issued	1,628,533	4,261,563	302,525
Units redeemed	(1,885,832)	(5,544,247)	(343,948)

Units outstanding at December 31, 2014	1,555,034	6,208,460	306,362
Units issued	1,423,041	3,588,801	281,250
Units redeemed	(1,660,301)	(4,586,561)	(324,608)

Units outstanding at December 31, 2015	1,317,774	5,210,700	263,004

34

CMFG Variable Annuity Account
Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series	Ultra Series	Ultra Series
	Mid Cap	Mid Cap	Moderate
	Fund,	Fund,	Allocation
	Class I,	Class II,	Fund, Class I,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	4,404,536	726,151	13,879,124
Units issued	2,765,083	663,272	2,314,770
Units redeemed	(3,541,474)	(747,158)	(4,538,967)

Units outstanding at December 31, 2014	3,628,145	642,265	11,654,927
Units issued	2,256,901	589,443	1,861,021
Units redeemed	(2,909,548)	(686,814)	(3,743,025)

Units outstanding at December 31, 2015	2,975,498	544,894	9,772,923

	Ultra Series	Ultra Series	Ultra Series
	Moderate	Money Market	Money Market
	Allocation	Fund,	Fund,
	Fund, Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,199,955	2,608,748	184,314
Units issued	655,663	1,144,459	278,683
Units redeemed	(814,669)	(2,502,848)	(276,418)

Units outstanding at December 31, 2014	2,040,949	1,250,359	186,579
Units issued	569,269	1,029,281	369,319
Units redeemed	(723,267)	(1,089,440)	(344,791)

Units outstanding at December 31, 2015	1,886,951	1,190,200	211,107

	Ultra Series	Ultra Series
	Small Cap	Small Cap
	Fund,	Fund,
	Class I,	Class II,
	Subaccount	Subaccount

Units outstanding at December 31, 2013	310,516	73,936
Units issued	226,072	63,385
Units redeemed	(281,900)	(72,978)

Units outstanding at December 31, 2014	254,688	64,343
Units issued	176,955	64,313
Units redeemed	(229,670)	(72,961)

Units outstanding at December 31, 2015	201,973	55,695

35

CMFG Variable Annuity Account
Notes to Financial Statements
(7) Financial Highlights
The table below provides financial highlights for each subaccount for the five years ended December 31, 2015. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period. The unit fair value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratios. In addition, the lowest unit fair value and total return can exceed the highest unit fair value and total return due to timing of when amounts were actually invested in the respective contract by contract owners.

As of							For the period ended

								(2)	(3)
		Unit Fair Value for				Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest				Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio				(000’s)	Income Ratio	Highest	Expense Ratio

BlackRock Global Allocation V.I. Fund, Class III, Subaccount(b)
12/31/2015	2,870	$12.42	to	$12.27		$35,649	1.00%	1.30% to 1.80%	-2.28%	to	-2.77%
12/31/2014	3,236	12.71	to	12.62		41,146	2.17%	1.30% to 1.80%	0.71%	to	0.16%
12/31/2013	3,486	12.62	to	12.60		44,023	1.04%	1.30% to 1.80%	12.98%	to	12.50%
12/31/2012	3,724	11.17	to	11.20		41,638	1.42%	1.30% to 1.80%	8.55%	to	8.00%
12/31/2011	4,053	10.29	to	10.37		41,756	2.68%	1.30% to 1.80%	-4.81%	to	-5.30%
Franklin High Income VIP Fund, Class 4, Subaccount
12/31/2015	1,685	$13.08	to	$12.93		$21,690	6.57%	1.15% to 1.80%	-10.23%	to	-10.83%
12/31/2014	1,790	14.57	to	14.50		25,724	5.77%	1.15% to 1.80%	-1.29%	to	-1.89%
12/31/2013	1,906	14.76	to	14.78		27,788	7.11%	1.15% to 1.80%	6.49%	to	5.72%
12/31/2012	2,018	13.86	to	13.98		27,674	6.80%	1.15% to 1.80%	14.26%	to	13.38%
12/31/2011	2,246	12.13	to	12.33		27,062	5.92%	1.15% to 1.80%	3.23%	to	2.58%
Franklin Income VIP Fund, Class 4, Subaccount
12/31/2015	1,428	$12.34	to	$12.80		$17,418	4.61%	1.15% to 1.80%	-8.32%	to	-8.77%
12/31/2014	1,958	13.46	to	14.03		26,128	4.75%	1.15% to 1.80%	3.22%	to	2.63%
12/31/2013	2,044	13.04	to	13.67		26,424	6.10%	1.15% to 1.80%	12.71%	to	11.68%
12/31/2012	2,039	11.57	to	12.24		23,493	6.25%	1.15% to 1.80%	11.14%	to	10.57%
12/31/2011	2,136	10.41	to	11.07		22,179	5.68%	1.15% to 1.80%	1.17%	to	0.45%
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount
12/31/2015	804	$13.34	to	$13.94		$10,578	2.56%	1.15% to 1.80%	-4.85%	to	-5.43%
12/31/2014	883	14.02	to	14.74		12,245	1.94%	1.15% to 1.80%	4.47%	to	3.66%
12/31/2013	1,013	13.42	to	14.22		13,483	2.09%	1.15% to 1.80%	26.13%	to	25.29%
12/31/2012	1,094	10.64	to	11.35		11,571	2.61%	1.15% to 1.80%	12.00%	to	11.27%
12/31/2011	1,189	9.50	to	10.20		11,251	2.15%	1.15% to 1.80%	4.23%	to	4.76%
Templeton Developing Markets VIP Fund, Class 2, Subaccount(a)
12/31/2015	71	$10.46	to	(a	)	$747	2.08%	1.40%	-20.64%	to	(a )
12/31/2014	79	13.18	to	(a	)	1,038	1.48%	1.40%	-9.73%	to	(a )
12/31/2013	91	14.60	to	(a	)	1,328	1.97%	1.40%	-2.28%	to	(a )
12/31/2012	105	14.94	to	(a	)	1,565	1.40%	1.40%	11.66%	to	(a )
12/31/2011	116	13.38	to	(a	)	1,547	0.96%	1.40%	-17.00%	to	(a )

36

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of							For the period ended

								(2)	(3)
		Unit Fair Value for				Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest				Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio				(000’s)	Income Ratio	Highest	Expense Ratio

Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount
12/31/2015	877	$10.71	to	$12.23		$9,058	3.25%	1.15% to 1.80%	-2.81%	to	-3.47%
12/31/2014	993	11.02	to	12.67		10,584	1.41%	1.15% to 1.80%	13.03%	to	12.32%
12/31/2013	1,056	9.75	to	11.28		9,978	3.66%	1.15% to 1.80%	1.25%	to	0.62%
12/31/2012	1,120	9.63	to	11.21		10,476	0.45%	1.15% to 1.80%	26.38%	to	25.53%
12/31/2011	1,204	7.62	to	8.93		8,923	3.85%	1.15% to 1.80%	-7.75%	to	-8.32%
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount(b)
12/31/2015	1,924	$10.48	to	$10.06		$20,126	1.89%	1.30% to 1.80%	-1.23%	to	-1.76%
12/31/2014	2,192	10.61	to	10.24		23,219	2.93%	1.30% to 1.80%	2.51%	to	1.89%
12/31/2013	2,185	10.35	to	10.05		22,579	3.25%	1.30% to 1.80%	-4.08%	to	-4.47%
12/31/2012	2,260	10.79	to	10.52		24,349	3.00%	1.30% to 1.80%	0.75%	to	0.38%
12/31/2011	2,228	10.71	to	10.48		23,850	2.90%	1.30% to 1.80%	5.93%	to	4.80%
Invesco V.I. Growth and Income, Series II Shares, Subaccount
12/31/2015	3,551	$14.47	to	$15.00		$50,097	2.56%	1.15% to 1.80%	-4.30%	to	-5.00%
12/31/2014	4,018	15.12	to	15.79		59,405	1.46%	1.15% to 1.80%	8.62%	to	8.00%
12/31/2013	4,690	13.92	to	14.62		63,949	1.26%	1.15% to 1.80%	32.19%	to	31.36%
12/31/2012	5,382	10.53	to	11.13		55,573	1.29%	1.15% to 1.80%	13.10%	to	12.20%
12/31/2011	5,861	9.31	to	9.92		53,651	1.06%	1.15% to 1.80%	-3.32%	to	-3.97%
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount
12/31/2015	811	$14.94	to	$15.24		$11,876	0.00%	1.15% to 1.80%	-0.13%	to	-0.72%
12/31/2014	950	14.96	to	15.35		13,960	0.00%	1.15% to 1.80%	6.63%	to	5.79%
12/31/2013	1,122	14.03	to	14.51		15,524	0.22%	1.15% to 1.80%	34.90%	to	34.10%
12/31/2012	1,233	10.40	to	10.82		12,644	0.00%	1.15% to 1.80%	10.17%	to	9.74%
12/31/2011	1,326	9.44	to	9.86		12,354	0.00%	1.15% to 1.80%	-10.35%	to	-10.93%
MFS® Strategic Income Portfolio, Initial Class, Subaccount(a)
12/31/2015	36	$21.23	to	(a	)	$769	5.64%	1.40%	-3.19%	to	(a )
12/31/2014	41	21.93	to	(a	)	892	3.17%	1.40%	1.81%	to	(a )
12/31/2013(d)	45	21.54	to	(a	)	965	8.51%	1.40%	2.18%	to	(a )
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount(a)
12/31/2015	116	$4.46	to	(a	)	$517	5.95%	1.40%	-3.67%	to	(a )
12/31/2014	135	4.63	to	(a	)	625	4.30%	1.40%	1.31%	to	(a )
12/31/2013	154	4.57	to	(a	)	704	5.10%	1.40%	-1.72%	to	(a )
12/31/2012 (c)	187	4.65	to	(a	)	870	0.00%	0.014	1.53%	to	(a )

37

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the period ended

							(2)	(3)
		Unit Fair Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Oppenheimer International Growth Fund/VA, Service Shares, Subaccount
12/31/2015	2,141	$11.80	to	$12.12	$24,654	0.92%	1.15% to 1.80%	1.90%	to	1.42%
12/31/2014	2,333	11.58	to	11.95	26,393	0.94%	1.15% to 1.80%	-8.24%	to	-8.85%
12/31/2013	2,543	12.62	to	13.11	31,414	1.12%	1.15% to 1.80%	24.21%	to	23.68%
12/31/2012	2,893	10.16	to	10.60	28,810	1.15%	1.15% to 1.80%	20.38%	to	19.37%
12/31/2011	3,103	8.44	to	8.88	25,734	0.69%	1.15% to 1.80%	-8.66%	to	-9.20%
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount
12/31/2015	751	$17.02	to	$17.04	$12,570	0.67%	1.15% to 1.80%	-7.20%	to	-7.79%
12/31/2014	931	18.34	to	18.48	16,834	0.64%	1.15% to 1.80%	10.28%	to	9.61%
12/31/2013	1,089	16.63	to	16.86	17,880	0.71%	1.15% to 1.80%	39.05%	to	38.20%
12/31/2012	1,190	11.96	to	12.20	14,073	0.33%	1.15% to 1.80%	16.12%	to	15.64%
12/31/2011	1,359	10.30	to	10.55	13,846	0.38%	1.15% to 1.80%	-3.47%	to	-4.09%
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount
12/31/2015	1,706	$15.20	to	$15.92	$25,529	0.66%	1.15% to 1.80%	1.88%	to	1.27%
12/31/2014	1,960	14.92	to	15.72	28,831	0.58%	1.15% to 1.80%	9.22%	to	8.26%
12/31/2013	2,322	13.66	to	14.52	31,357	0.86%	1.15% to 1.80%	29.97%	to	28.95%
12/31/2012	2,539	10.51	to	11.26	26,441	0.68%	1.15% to 1.80%	15.24%	to	14.55%
12/31/2011	2,998	9.12	to	9.83	27,138	0.59%	1.15% to 1.80%	-1.51%	to	-1.99%
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount
12/31/2015	2,670	$3.77	to	$3.42	$10,063	4.14%	1.15% to 1.80%	-26.51%	to	-27.23%
12/31/2014	2,146	5.13	to	4.70	11,034	0.26%	1.15% to 1.80%	-19.59%	to	-20.20%
12/31/2013	2,077	6.38	to	5.89	13,304	1.64%	1.15% to 1.80%	-15.72%	to	-16.22%
12/31/2012	1,928	7.57	to	7.03	14,678	2.41%	1.15% to 1.80%	3.84%	to	3.38%
12/31/2011	1,890	7.29	to	6.80	13,866	13.66%	1.15% to 1.80%	-8.53%	to	-9.21%
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount
12/31/2015	2,380	$11.47	to	$10.97	$26,874	1.74%	1.15% to 1.80%	-5.21%	to	-5.84%
12/31/2014	2,548	12.10	to	11.65	30,411	2.37%	1.15% to 1.80%	0.92%	to	0.43%
12/31/2013	2,632	11.99	to	11.60	31,160	0.95%	1.15% to 1.80%	-9.58%	to	-10.22%
12/31/2012	2,578	13.26	to	12.92	33,860	1.55%	1.15% to 1.80%	5.74%	to	4.87%
12/31/2011	2,763	12.54	to	12.32	34,414	2.44%	1.15% to 1.80%	6.27%	to	5.57%
PIMCO Total Return Portfolio, Advisor Class, Subaccount
12/31/2015	4,289	$13.13	to	$12.81	$55,788	4.74%	1.15% to 1.80%	-0.83%	to	-1.39%
12/31/2014	4,928	13.24	to	12.99	64,693	2.08%	1.15% to 1.80%	2.87%	to	2.20%
12/31/2013	5,486	12.87	to	12.71	70,050	2.09%	1.15% to 1.80%	-3.23%	to	-3.79%
12/31/2012	6,448	13.30	to	13.21	85,280	2.48%	1.15% to 1.80%	8.22%	to	7.57%
12/31/2011	6,884	12.29	to	12.28	84,284	2.51%	1.15% to 1.80%	2.33%	to	1.74%
38

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of							For the period ended

								(2)	(3)
		Unit Fair Value for				Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest				Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio				(000’s)	Income Ratio	Highest	Expense Ratio

T. Rowe Price International Stock Portfolio, Subaccount(a)
12/31/2015	285	$18.92	to	(a	)	$5,397	0.88%	1.40%	-2.27%	to	(a )
12/31/2014	323	19.36	to	(a	)	6,254	0.99%	1.40%	-2.57%	to	(a )
12/31/2013	368	19.87	to	(a	)	7,320	0.83%	1.40%	12.45%	to	(a )
12/31/2012	422	17.67	to	(a	)	7,465	1.18%	1.40%	16.71%	to	(a )
12/31/2011	497	15.14	to	(a	)	7,532	1.45%	1.40%	-14.07%	to	(a )
Ultra Series Aggressive Allocation Fund, Class I, Subaccount
12/31/2015	818	$11.19	to	$11.96		$9,466	1.43%	1.15% to 1.80%	-2.27%	to	-3.00%
12/31/2014	1,011	11.45	to	12.33		11,996	1.73%	1.15% to 1.80%	6.12%	to	5.66%
12/31/2013	1,384	10.79	to	11.67		15,532	1.16%	1.15% to 1.80%	20.96%	to	19.94%
12/31/2012	1,741	8.92	to	9.73		16,070	2.09%	1.15% to 1.80%	10.12%	to	9.45%
12/31/2011	2,143	8.10	to	8.89		18,019	1.61%	1.15% to 1.80%	-0.61%	to	-1.33%
Ultra Series Aggressive Allocation Fund, Class II, Subaccount
12/31/2015	95	$17.78	to	(b	)	$1,681	1.28%	1.30%	-2.68%	to	(b )
12/31/2014	99	18.27	to	(b	)	1,810	1.65%	1.30%	5.91%	to	(b )
12/31/2013	111	17.25	to	(b	)	1,911	0.90%	1.30%	20.63%	to	(b )
12/31/2012	134	14.30	to	(b	)	1,921	2.09%	1.30%	9.66%	to	(b )
12/31/2011	137	13.04	to	(b	)	1,786	1.60%	1.30%	-0.99%	to	(b )
Ultra Series Core Bond Fund, Class I, Subaccount
12/31/2015	5,546	$15.96	to	$11.48		$79,924	2.92%	1.15% to 1.80%	-1.18%	to	-1.88%
12/31/2014	6,636	16.15	to	11.70		96,654	2.93%	1.15% to 1.80%	3.73%	to	3.27%
12/31/2013	8,140	15.57	to	11.33		114,400	2.93%	1.15% to 1.80%	-3.35%	to	-4.15%
12/31/2012	10,000	16.11	to	11.82		145,674	3.08%	1.15% to 1.80%	2.09%	to	1.29%
12/31/2011	11,621	15.78	to	11.67		166,744	3.64%	1.15% to 1.80%	5.48%	to	4.95%
Ultra Series Core Bond Fund, Class II, Subaccount(b)
12/31/2015	1,783	$11.44	to	$10.98		$20,328	2.82%	1.30% to 1.80%	-1.63%	to	-2.14%
12/31/2014	1,951	11.63		11.22		22,638	2.94%	1.30% to 1.80%	3.65%	to	3.03%
12/31/2013	2,007	11.22	to	10.89		22,484	3.15%	1.30% to 1.80%	-3.77%	to	-4.31%
12/31/2012	1,972	11.66	to	11.38		22,942	3.03%	1.30% to 1.80%	1.66%	to	1.16%
12/31/2011	2,133	11.47	to	11.25		24,420	3.81%	1.30% to 1.80%	5.13%	to	4.65%
Ultra Series Conservative Allocation Fund, Class I, Subaccount
12/31/2015	6,002	$12.11	to	$11.52		$73,586	1.73%	1.15% to 1.80%	-1.94%	to	-2.46%
12/31/2014	7,266	12.35	to	11.81		90,931	2.07%	1.15% to 1.80%	4.93%	to	3.96%
12/31/2013	8,433	11.77	to	11.36		100,798	2.21%	1.15% to 1.80%	6.42%	to	5.87%
12/31/2012	9,959	11.06	to	10.73		111,994	3.71%	1.15% to 1.80%	7.69%	to	6.87%
12/31/2011	10,396	10.27	to	10.04		108,614	3.18%	1.15% to 1.80%	1.99%	to	1.41%

39

CMFG Variable Annuity Account
Notes to Financial Statements
(7) Financial Highlights (continued)

As of							For the period ended

								(2)	(3)
		Unit Fair Value for				Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest				Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio				(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series Conservative Allocation Fund, Class II, Subaccount(b)
12/31/2015	2,356	$14.34	to	$13.36		$33,705	1.54%	1.30% to 1.80%	-2.32%	to	-2.84%
12/31/2014	2,583	14.68	to	13.75		37,844	1.83%	1.30% to 1.80%	4.56%	to	3.93%
12/31/2013	2,859	14.04	to	13.23		40,068	2.04%	1.30% to 1.80%	5.88%	to	5.59%
12/31/2012	3,228	13.26	to	12.53		42,689	3.54%	1.30% to 1.80%	7.37%	to	6.64%
12/31/2011	3,508	12.35	to	11.75		43,196	3.46%	1.30% to 1.80%	1.65%	to	1.03%
Ultra Series Diversified Income Fund, Class I, Subaccount
12/31/2015	6,576	$16.70	to	$14.02		$128,969	2.35%	1.15% to 1.80%	-1.01%	to	-1.75%
12/31/2014	7,781	16.87	to	14.27		154,938	2.28%	1.15% to 1.80%	5.97%	to	5.24%
12/31/2013	9,012	15.92	to	13.56		168,653	2.29%	1.15% to 1.80%	14.78%	to	13.95%
12/31/2012	9,943	13.87	to	11.90		163,485	2.58%	1.15% to 1.80%	6.86%	to	6.16%
12/31/2011	11,665	12.98	to	11.21		179,929	2.84%	1.15% to 1.80%	6.66%	to	5.95%
Ultra Series Diversified Income Fund, Class II, Subaccount
12/31/2015	2,409	$16.62	to	$16.15		$39,894	2.24%	1.30% to 1.80%	-1.42%	to	-1.94%
12/31/2014	2,664	16.86	to	16.47		44,772	2.19%	1.30% to 1.80%	5.51%	to	4.97%
12/31/2013	2,735	15.98	to	15.69		43,601	2.32%	1.30% to 1.80%	14.14%	to	13.70%
12/31/2012	2,499	14.00	to	13.80		34,908	2.68%	1.30% to 1.80%	6.46%	to	5.91%
12/31/2011	2,312	13.15	to	13.03		30,359	2.94%	1.30% to 1.80%	6.13%	to	5.68%
Ultra Series Foundation Account, Class I, Subaccount(a)
12/31/2015	33	$10.64	to	(a	)	$354	3.18%	1.30%	-1.48%	to	(a )
12/31/2014	34	10.80	to	(a	)	364	0.63%	1.30%	3.85%	to	(a )
12/31/2013	22	10.40	to	(a	)	226	3.47%	1.30%	-3.61%	to	(a )
12/31/2012	19	10.79	to	(a	)	210	4.60%	1.30%	2.08%	to	(a )
12/31/2011	8	10.57	to	(a	)	81	3.64%	1.30%	5.28%	to	(a )
Ultra Series Foundation Account, Class II, Subaccount(b)
12/31/2015	2,239	$10.66	to	$10.33		$23,823	2.95%	1.30% to 1.80%	-1.75%	to	-2.09%
12/31/2014	2,265	10.85	to	10.55		24,525	2.96%	1.30% to 1.80%	3.63%	to	2.93%
12/31/2013	2,342	10.47	to	10.25		24,507	3.05%	1.30% to 1.80%	-3.86%	to	-4.21%
12/31/2012	2,438	10.89	to	10.70		26,513	3.15%	1.30% to 1.80%	1.68%	to	1.13%
12/31/2011	2,368	10.71	to	10.58		25,352	3.81%	1.30% to 1.80%	5.10%	to	4.65%
Ultra Series High Income Fund, Class I, Subaccount
12/31/2015	1,287	$20.75	to	$13.59		$22,924	5.22%	1.15% to 1.80%	-3.58%	to	-4.30%
12/31/2014	1,592	21.52	to	14.20		29,284	5.61%	1.15% to 1.80%	0.56%	to	-0.14%
12/31/2013	1,949	21.40	to	14.22		35,886	6.12%	1.15% to 1.80%	4.19%	to	3.80%
12/31/2012	2,458	20.54	to	13.70		43,531	8.02%	1.15% to 1.80%	9.90%	to	9.25%
12/31/2011	2,885	18.69	to	12.54		46,839	6.64%	1.15% to 1.80%	3.78%	to	3.13%

40

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the period ended

							(2)	(3)
		Unit Fair Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series High Income Fund, Class II, Subaccount(b)
12/31/2015	413	$14.47	to	$13.66	$5,943	5.26%	1.30% to 1.80%	-3.98%	to	-4.41%
12/31/2014	446	15.07	to	14.29	6,685	5.89%	1.30% to 1.80%	0.13%	to	-0.42%
12/31/2013	461	15.05	to	14.35	6,906	6.58%	1.30% to 1.80%	3.72%	to	3.39%
12/31/2012	467	14.51	to	13.88	6,737	8.38%	1.30% to 1.80%	9.51%	to	9.03%
12/31/2011	471	13.25	to	12.73	6,213	7.42%	1.30% to 1.80%	3.43%	to	2.91%
Ultra Series International Stock Fund, Class I, Subaccount
12/31/2015	1,801	$16.31	to	$8.61	$29,461	1.87%	1.15% to 1.80%	-4.62%	to	-5.07%
12/31/2014	2,077	17.10	to	9.07	35,485	3.46%	1.15% to 1.80%	-7.82%	to	-8.57%
12/31/2013	2,426	18.55	to	9.92	45,090	0.19%	1.15% to 1.80%	19.52%	to	18.80%
12/31/2012	3,016	15.52	to	8.35	47,069	1.57%	1.15% to 1.80%	19.85%	to	19.12%
12/31/2011	3,730	12.95	to	7.01	48,681	1.73%	1.15% to 1.80%	-8.80%	to	-9.31%
Ultra Series International Stock Fund, Class II, Subaccount(b)
12/31/2015	951	$15.57	to	$13.80	$14,641	1.68%	1.30% to 1.80%	-5.00%	to	-5.41%
12/31/2014	998	16.39	to	14.59	16,174	3.31%	1.30% to 1.80%	-8.13%	to	-8.76%
12/31/2013	1,084	17.84	to	15.99	19,134	0.00%	1.30% to 1.80%	18.85%	to	18.18%
12/31/2012	1,231	15.01	to	13.53	18,263	1.56%	1.30% to 1.80%	19.41%	to	18.79%
12/31/2011	1,239	12.57	to	11.39	15,408	1.84%	1.30% to 1.80%	-9.11%	to	-9.53%
Ultra Series Large Cap Growth Fund, Class I, Subaccount
12/31/2015	3,697	$13.92	to	$13.59	$78,727	1.07%	1.15% to 1.80%	2.13%	to	1.34%
12/31/2014	4,400	13.63	to	13.41	90,923	0.63%	1.15% to 1.80%	10.90%	to	10.19%
12/31/2013	5,373	12.29	to	12.17	98,692	0.60%	1.15% to 1.80%	28.96%	to	28.24%
12/31/2012	6,830	9.53	to	9.49	95,590	0.74%	1.15% to 1.80%	9.92%	to	8.96%
12/31/2011	8,209	8.67	to	8.71	103,997	0.23%	1.15% to 1.80%	-2.25%	to	-2.90%
Ultra Series Large Cap Growth Fund, Class II, Subaccount(b)
12/31/2015	1,318	$21.23	to	$19.71	$27,749	0.90%	1.30% to 1.80%	1.77%	to	1.28%
12/31/2014	1,555	20.86	to	19.46	32,169	0.49%	1.30% to 1.80%	10.37%	to	9.82%
12/31/2013	1,812	18.90	to	17.72	33,983	0.46%	1.30% to 1.80%	28.57%	to	27.67%
12/31/2012	1,995	14.70	to	13.88	29,101	0.65%	1.30% to 1.80%	9.38%	to	8.86%
12/31/2011	2,067	13.44	to	12.75	27,588	0.12%	1.30% to 1.80%	-2.75%	to	-3.12%
Ultra Series Large Cap Value Fund, Class I, Subaccount
12/31/2015	5,211	$14.44	to	$11.57	$110,598	1.16%	1.15% to 1.80%	-3.73%	to	-4.38%
12/31/2014	6,208	15.00	to	12.10	135,929	1.26%	1.15% to 1.80%	11.11%	to	10.20%
12/31/2013	7,491	13.50	to	10.98	145,589	1.47%	1.15% to 1.80%	28.57%	to	27.67%
12/31/2012	9,525	10.50	to	8.60	141,016	1.98%	1.15% to 1.80%	10.64%	to	9.83%
12/31/2011	11,514	9.49	to	7.83	152,850	1.91%	1.15% to 1.80%	6.15%	to	5.38%

41

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the period ended

							(2)	(3)
		Unit Fair Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series Large Cap Value Fund, Class II, Subaccount(b)
12/31/2015	263	$21.07	to	$19.65	$5,509	1.00%	1.30% to 1.80%	-4.23%	to	-4.66%
12/31/2014	306	22.00	to	20.61	6,700	1.13%	1.30% to 1.80%	10.72%	to	10.21%
12/31/2013	348	19.87	to	18.70	6,875	1.35%	1.30% to 1.80%	28.03%	to	27.47%
12/31/2012	381	15.52	to	14.67	5,882	1.92%	1.30% to 1.80%	10.15%	to	9.48%
12/31/2011	407	14.09	to	13.40	5,697	1.94%	1.30% to 1.80%	5.70%	to	5.26%
Ultra Series Mid Cap Fund, Class I, Subaccount
12/31/2015	2,975	$25.88	to	$13.88	$75,149	0.07%	1.15% to 1.80%	-0.15%	to	-0.64%
12/31/2014	3,628	25.92	to	13.97	90,730	0.04%	1.15% to 1.80%	8.59%	to	7.79%
12/31/2013	4,405	23.87	to	12.96	101,247	0.01%	1.15% to 1.80%	27.72%	to	26.93%
12/31/2012	5,447	18.69	to	10.21	97,582	0.28%	1.15% to 1.80%	14.87%	to	14.33%
12/31/2011	6,949	16.27	to	8.93	108,038	0.18%	1.15% to 1.80%	3.30%	to	2.64%
Ultra Series Mid Cap Fund, Class II, Subaccount(b)
12/31/2015	545	$23.44	to	$22.38	$12,710	0.00%	1.30% to 1.80%	-0.59%	to	-1.02%
12/31/2014	642	23.58	to	22.61	15,067	0.00%	1.30% to 1.80%	8.17%	to	7.56%
12/31/2013	726	21.80	to	21.02	15,762	0.00%	1.30% to 1.80%	27.19%	to	26.78%
12/31/2012	816	17.14	to	16.58	13,927	0.16%	1.30% to 1.80%	14.42%	to	13.80%
12/31/2011	889	14.98	to	14.57	13,270	0.03%	1.30% to 1.80%	2.88%	to	2.39%
Ultra Series Moderate Allocation Fund, Class I, Subaccount
12/31/2015	9,773	$11.73	to	$10.70	$118,229	1.58%	1.15% to 1.80%	-1.92%	to	-2.64%
12/31/2014	11,655	11.96	to	10.99	144,208	1.94%	1.15% to 1.80%	5.56%	to	5.07%
12/31/2013	13,879	11.33	to	10.46	163,157	1.81%	1.15% to 1.80%	14.33%	to	13.70%
12/31/2012	15,652	9.91	to	9.20	160,895	2.85%	1.15% to 1.80%	9.26%	to	8.49%
12/31/2011	18,127	9.07	to	8.48	170,653	2.50%	1.15% to 1.80%	0.89%	to	0.24%
Ultra Series Moderate Allocation Fund, Class II, Subaccount(b)
12/31/2015	1,887	$16.34	to	$15.41	$30,762	1.36%	1.30% to 1.80%	-2.56%	to	-2.90%
12/31/2014	2,041	16.77	to	15.87	34,147	1.74%	1.30% to 1.80%	5.34%	to	4.61%
12/31/2013	2,200	15.92	to	15.17	34,964	1.56%	1.30% to 1.80%	13.96%	to	13.29%
12/31/2012	2,478	13.97	to	13.39	34,571	2.75%	1.30% to 1.80%	8.72%	to	8.25%
12/31/2011	2,795	12.85	to	12.37	35,869	2.44%	1.30% to 1.80%	0.47%	to	0.00%
Ultra Series Money Market Fund, Class I, Subaccount
12/31/2015	1,190	$10.38	to	$8.44	$12,814	0.00%	1.15% to 1.80%	-1.14%	to	-0.82%
12/31/2014	1,250	10.50	to	8.51	13,739	0.00%	1.15% to 1.80%	-1.13%	to	-7.10%
12/31/2013	2,609	10.62	to	9.16	27,963	0.00%	1.15% to 1.80%	-1.12%	to	-1.61%
12/31/2012	3,554	10.74	to	9.31	38,481	0.00%	1.15% to 1.80%	-1.11%	to	-1.69%
12/31/2011	4,585	10.86	to	9.47	50,141	0.00%	1.15% to 1.80%	-1.18%	to	-1.76%

42

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the period ended

							(2)	(3)
		Unit Fair Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series Money Market Fund, Class II, Subaccount(b)
12/31/2015	211	$9.14	to	$9.85	$1,930	0.00%	1.30% to 1.80%	-1.30%	to	3.03%
12/31/2014	187	9.26	to	9.56	1,728	0.00%	1.30% to 1.80%	-1.28%	to	-1.75%
12/31/2013	184	9.38	to	9.73	1,730	0.00%	1.30% to 1.80%	-1.26%	to	-1.82%
12/31/2012	176	9.50	to	9.91	1,676	0.00%	1.30% to 1.80%	-1.25%	to	-0.90%
12/31/2011	102	9.62	to	-	979	0.00%	1.30%	-1.33%	to	0.00%
Ultra Series Small Cap Fund, Class I, Subaccount
12/31/2015	202	$16.55	to	$16.98	$3,328	0.56%	1.15% to 1.80%	-2.59%	to	-3.36%
12/31/2014	255	16.99	to	17.57	4,326	0.70%	1.15% to 1.80%	6.39%	to	5.72%
12/31/2013	311	15.97	to	16.62	4,964	0.32%	1.15% to 1.80%	31.33%	to	30.56%
12/31/2012	360	12.16	to	12.73	4,389	1.14%	1.15% to 1.80%	14.18%	to	13.36%
12/31/2011	437	10.65	to	11.23	4,669	0.35%	1.15% to 1.80%	-0.19%	to	-0.88%
Ultra Series Small Cap Fund, Class II, Subaccount(b)
12/31/2015	56	$24.73	to	$23.76	$1,372	0.37%	1.30% to 1.80%	-2.94%	to	-3.49%
12/31/2014	64	25.48	to	24.62	1,634	0.47%	1.30% to 1.80%	5.81%	to	5.35%
12/31/2013	74	24.08	to	23.37	1,775	0.05%	1.30% to 1.80%	30.87%	to	30.12%
12/31/2012	81	18.40	to	17.96	1,486	1.06%	1.30% to 1.80%	13.65%	to	12.96%
12/31/2011	87	16.19	to	15.90	1,401	0.26%	1.30% to 1.80%	-0.61%	to	-1.12%

(1)
The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)
The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting primarily of mortality and expense risk charges, as defined in the Account Charges note. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3)
The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods is presented as a range of lowest to highest percentages based on the product grouping representing the lowest and highest expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)	This subaccount is only available in the MEMBERS Variable Annuity product that offers one class and expense ratio, therefore a range of lowest to highest is not presented.

(b)
This subaccount is only available in the MEMBERS Variable Annuity III product that offers multiple classes and expense ratios, therefore a range of lowest to highest is presented if contract owners have invested in multiple classes for the respective subaccount.

(c)	For the period of October 26, 2012 to December 31, 2012.

(d)	For the period of August 16, 2013 to December 31, 2013.

(8) Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

43

CMFG Life Insurance Company and Subsidiary

Consolidated Statutory Basis Financial Statements for CMFG Life Insurance Company and Subsidiary as of and for the Year Ended December 31, 2015 and Statutory Basis Financial Statements for CMFG Life Insurance Company as of December 31, 2014 and for the Two Years Ended December 31, 2014, Supplemental Schedules as of and for the Year Ended December 31, 2015 and Independent Auditors’ Report

Table of Contents

Independent Auditors’ Report	1
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2015 and 2014	4
Consolidated Statutory Basis Statements of Operations for the Years Ended December 31, 2015, 2014 and 2013	6
Consolidated Statutory Basis Statements of Changes in Capital and Surplus for the Years Ended December 31, 2015, 2014 and 2013	7
Consolidated Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2015, 2014 and 2013	8
Notes to the Consolidated Statutory Basis Financial Statements
Note 1—General	10
Note 2—Summary of Significant Accounting Policies	10
Note 3—Investments, Bond and Notes	22
Note 3—Investments, Investments in Affiliates	24
Note 3—Investments, Preferred and Common Stocks	25
Note 3—Investments, Real Estate	26
Note 3—Investments, Mortgage Loans	26
Note 3—Investments, Derivative Financial Instruments	28
Note 3—Investments, Limited Partnerships	32
Note 3—Investments, Cash, Cash Equivalents, and Short-term Investments	33
Note 3—Investments, Net Investment Income	34
Note 3—Investments, Net Realized Capital Gains (Losses)	35
Note 3—Investments, Other-Than-Temporary Investment Impairments	35
Note 3—Investments, Net Unrealized Capital Gains (Losses)	38
Note 3—Investments, Investment Credit Risk	41
Note 3—Investments, Self-Occupancy Rent	41
Note 3—Investments, Assets Designated/Securities on Deposit	41
Note 4—Fair Value	42
Note 5—Income Tax	52
Note 6—Related Party Transactions	60
Note 7—Reinsurance	61
Note 8—Liability for Claim Reserves	63
Note 9—Annuity Reserves and Deposit Liabilities	64
Note 10—Statutory Financial Data and Dividend Restrictions	65
Note 11—Notes and Interest Payable	66
Note 12—Surplus Notes	67
Note 13—Commitments and Contingencies	68
Note 14—Benefit Plans	71
Note 15—Unassigned Surplus	77
Note 16—Premiums Deferred and Uncollected	78
Note 17—Separate Accounts	78
Note 18—Subsequent Events	80
Consolidating Statements	82
CMFG Life Insurance Company Schedule of Selected Financial Data	88
MEMBERS Life Insurance Company Schedule of Selected Financial Data	92
CMFG Life Insurance Company Summary Investment Schedule	96
MEMBERS Life Insurance Company Summary Investment Schedule	98
CMFG Life Insurance Company Supplemental Investment Risks Interrogatories	100
MEMBERS Life Insurance Company Supplemental Investment Risks Interrogatories	106

INDEPENDENT AUDITORS’ REPORT

To the Audit Committee and Stockholder of
CMFG Life Insurance Company
Waverly, Iowa

We have audited the accompanying consolidated statutory basis financial statements of CMFG Life Insurance Company and subsidiary (collectively, the “Company”), which comprise the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2015 and 2014, and the related consolidated statutory basis statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2015, 2014, and 2013, and the related notes to the consolidated statutory basis financial statements.

Management’s Responsibility for the Consolidated Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the consolidated statutory basis financial statements, the consolidated statutory basis financial statements are prepared by CMFG Life Insurance Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division.

The effects on the consolidated statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the consolidated statutory basis financial statements and accounting principles generally accepted in the United States of America are also described in Note 2 to the consolidated statutory basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the consolidated statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of CMFG Life Insurance Company and subsidiary as of December 31, 2015 and 2014, or the results of their operations or their cash flows for the years then ended December 31, 2015, 2014, and 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of CMFG Life Insurance Company and subsidiary as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years ended December 31, 2015, 2014, and 2013 in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as described in Note 2 to the consolidated statutory basis financial statements.

Emphasis of Matters

As discussed in Note 1, the consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary, MEMBERS Life Insurance Company (“MEMBERS Life”) for the year ended and as of December 31, 2015. Prior periods presented include only the accounts of CMFG Life. MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. CMFG Life’s investment in CMIC (inclusive of CMIC’s investment in MLIC) is included in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as investments in affiliates in 2014.

Also as discussed in Note 1 to the consolidated statutory basis financial statements, CMFG Life merged with CMFG Life Vermont, Inc. (“CMFG Life VT”), which was previously a wholly-owned subsidiary. The merger was accounted for as a non-reciprocal transfer and is reflected in the consolidated statutory basis financial statements as if the merger had occurred on January 1, 2015. Prior periods presented were not restated and the investment in CMFG Life VT is included in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as an investment in affiliate in 2014.

Our opinion is not modified with respect to these matters.

Report on Supplemental Schedules

Our 2015 audit was conducted for the purpose of forming an opinion on the 2015 consolidated statutory basis financial statements as a whole. The consolidating statements of statutory basis admitted assets, liabilities and capital and surplus as of December 31, 2015 and the consolidating statutory basis statements of operations, changes in capital and surplus, and cash flows (collectively “consolidating information”) for the year then ended are presented for the purpose of additional analysis of the consolidated statutory basis financial statements rather than to present the statutory basis financial statements of admitted assets, liabilities and capital and surplus, operations, changes in capital and surplus, and cash flows of the individual companies and are not a required part of the consolidated statutory basis financial statements. The supplemental schedules of selected financial data, supplemental summary investment schedules, and supplemental schedules of investment risk interrogatories as of and for the year ended December 31, 2015 are presented for purposes of additional analysis and are not a required part of the 2015 consolidated statutory basis financial statements. The consolidating information and schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements. Such consolidating information and schedules have been subjected to the auditing procedures applied in our audit of the 2015 consolidated statutory basis financial statements and certain additional procedures, including comparing and reconciling such consolidating information and schedules directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements or to the consolidated statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such consolidating information and schedules are fairly stated in all material respects in relation to the 2015 consolidated statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

March 24, 2016

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2015 and 2014
($ in 000s)

Admitted Assets	2015	2014

Cash and invested assets
Bonds and notes	$7,455,979	$7,014,990
Investments in affiliates	996,230	1,000,800
Common stocks - unaffiliated	35,191	28,812
Preferred stocks - unaffiliated	16,215	14,750
Mortgage loans	1,518,722	1,441,413
Real estate occupied by the Company, at cost less accumulated depreciation	73,687	78,967
Real estate held for production of income, at cost less accumulated depreciation	7,326	10,324
Contract loans	102,897	103,192
Derivatives	17,419	43,353
Other invested assets	629,877	542,753
Receivable for securities sold	641	2,646
Cash, cash equivalents and short-term investments	75,055	80,692

Total cash and invested assets	10,929,239	10,362,692

Premiums in the course of collection	207,744	194,335
Accrued investment income	85,875	85,000
Federal income taxes recoverable	2,221	23,945
Net deferred tax asset	194,110	177,685
Amounts due from reinsurers	1,913	337,210
Electronic data processing equipment - at cost, less accumulated depreciation	3,593	5,601
Receivables from affiliates	35,080	63,285
Other assets	10,410	12,438
Separate account assets	4,012,697	4,227,881

Total admitted assets	$15,482,882	$15,490,072

		(continued)

See accompanying notes to consolidated statutory basis financial statements.	4

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus (continued)
December 31, 2015 and 2014
($ in 000s, except per share data)

Liabilities and Capital and Surplus	2015	2014

Liabilities
Policy reserves
Life insurance and annuity contracts	$7,049,156	$6,709,407
Accident and health contracts	799,282	780,563
Liability for deposit-type contracts	363,896	389,822
Policy and contract claims	94,909	90,332
Dividends payable to policyholders	24,752	25,702
Advance premium and experience refunds	88,956	84,056
Reinsurance payable	961	371,722
Funds held under reinsurance	-	204,218
Interest maintenance reserve	49,766	62,537
Liability for employee retirement plans	179,866	172,750
Amount held for others	7,610	9,792
Payable to affiliates	44,607	4,797
Commissions, expenses, taxes, licenses, and fees accrued	197,965	179,668
Notes and interest payable	354,437	194,700
Asset valuation reserve	344,349	318,732
Derivatives	7,745	23,701
Payable for securities purchased	7,501	2,138
Other liabilities	32,787	35,382
Transfers to separate accounts	(36,805)	(30,704)
Separate account liabilities	4,012,697	4,227,881

Total liabilities	13,624,437	13,857,196

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares authorized, issued and outstanding	7,500	7,500
Paid-in capital	62,837	62,837
Surplus notes	85,000	85,000
Unassigned surplus	1,703,108	1,477,539

Total capital and surplus	1,858,445	1,632,876

Total liabilities and capital and surplus	$15,482,882	$15,490,072

See accompanying notes to consolidated statutory basis financial statements.	5

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Operations
Years Ended December 31, 2015, 2014 and 2013
($ in 000s)

	2015	2014	2013

Income
Premiums and other considerations
Life and annuity contracts	$2,574,154	$1,954,035	$1,404,935
Accident and health contracts	534,832	525,849	518,443
Supplementary contracts	38,642	32,092	46,061
Net investment income	512,999	421,349	445,095
Reinsurance commissions	1,596	38,923	49,797
Other reinsurance income (expense)	-	(1,027,445)	(380,301)
Commission and fee income	63,043	70,935	69,178
Other income	28,944	18,431	33,040

Total income	3,754,210	2,034,169	2,186,248

Benefits and expenses
Death and annuity benefits	454,641	381,419	356,598
Disability and accident and health benefits	200,151	213,206	221,978
Interest on deposit-type contracts	11,077	11,696	10,349
Other benefits to policyholders and beneficiaries	2,192	2,168	1,966
Surrender benefits	1,812,052	1,294,858	869,056
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract funds, and group conversions	35,735	32,688	29,876
Increase in policy reserves-life and annuity contracts and accident and health insurance	357,431	29,619	197,088
General insurance expenses	710,874	672,634	640,077
Insurance taxes, licenses, fees, and commissions	84,840	64,359	54,129
Net transfers from separate accounts	(200,194)	(777,343)	(327,360)

Total benefits and expenses	3,468,799	1,925,304	2,053,757

Income before dividends to policyholders, federal income tax expense and net realized capital gains	285,411	108,865	132,491
Dividends to policyholders	24,479	22,395	25,790

Income before federal income tax expense and net realized capital gains	260,932	86,470	106,701
Federal income tax expense (benefit)	42,717	(1,993)	7,638

Income before net realized capital gains	218,215	88,463	99,063
Net realized capital gains, excluding gains transferred to IMR, net of tax expense (benefit) (2015 - $27,446; 2014 - $32,102 and 2013 - $3,256) excluding taxes transferred to IMR (2015 - ($306); 2014 - ($1,073) and 2013 - $2,790)	39,109	18,486	2,846

Net income	$257,324	$106,949	$101,909

See accompanying notes to consolidated statutory basis financial statements.	6

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Changes in Capital and Surplus
Years Ended December 31, 2015, 2014 and 2013
($ in 000s)

	2015	2014	2013

Capital and surplus at beginning of year as adjusted	$1,632,876	$1,553,485	$1,467,369
Additions (deductions)
Cumulative effect of change in accounting principle for
adoption of SSAP No. 102, Accounting for Pensions	-	-	(4,963)

Capital and surplus at beginning of year as adjusted Additions (deductions)	1,632,876	1,553,485	1,462,406
Net income	257,324	106,949	101,909
Change in unrealized capital gains, net of tax (2015 - ($10,863); 2014 - $32,650)	12,733	127,230	28,722
Change in unrealized foreign exchange capital gain (loss), net of tax (2015 - ($1,502); 2014 - ($1,129))	(2,789)	(2,096)	(3,626)
Change in net deferred income tax	1,112	15,074	(11,469)
Change in asset valuation reserve	(25,612)	(91,177)	(67,961)
Change in nonadmitted assets	(19,067)	(36,675)	10,220
Change in surplus of separate accounts	-	5,154	1,699
Change in employee retirement plans, net of tax (2015 - $774; 2014 - ($4,298))	1,437	(7,983)	11,633
Change in surplus as a result of reinsurance, net of tax (2014 - ($28,840))	-	(53,560)	(13,390)
Change in reserves as a result of change in valuation basis	-	2,980	-
Other	431	-	-
Paid-in capital, pension obligation transferred to parent	-	13,495	34,342
Stockholder dividends	-	-	(1,000)

Net additions	225,569	79,391	91,079

Capital and surplus at end of year	$1,858,445	$1,632,876	$1,553,485

See accompanying notes to consolidated statutory basis financial statements.	7

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013
($ in 000s)

	2015	2014	2013

Cash from operating activities
Premiums and other considerations	$2,902,180	$2,438,883	$2,033,744
Net investment income received	510,922	423,320	439,409
Reinsurance commissions	6,933	38,923	49,797
Other income	74,992	(804,003)	(149,969)
Policy and contract benefits and dividends paid	(2,527,287)	(2,033,112)	(1,743,259)
Operating expenses paid	(720,634)	(719,289)	(655,881)
Federal income taxes received (paid)	(48,490)	2,453	9,308
Net transfers from separate accounts	194,093	787,442	332,274

Net cash provided by operating activities	392,709	134,617	315,423

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	689,058	715,577	898,955
Stocks	62,092	79,349	5,425
Mortgage loans	154,722	319,185	184,383
Real estate	6,650	475	794
Other invested assets	64,286	256,408	183,563
Net change in receivables from securities sold	2,005	2,591	-
Miscellaneous proceeds	46,462	49,135	29,490

Total investment proceeds	1,025,275	1,422,720	1,302,610

Cost of investments acquired
Bonds and notes	1,129,039	815,107	1,074,014
Stocks	40,128	57,960	61,366
Mortgage loans	232,055	399,161	394,037
Real estate	5,735	9,492	6,267
Other invested assets	139,529	219,939	180,819
Net change in payable from securities purchased	-	4,983	-
Miscellaneous applications	11,817	11,573	26,289

Total investments acquired	1,558,303	1,518,215	1,742,792

Net decrease in contract loans	(197)	-	-

Net cash used in investing activities	(532,831)	(95,495)	(440,182)

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	190,723	39,766	33,903
Net deposits on deposit-type contracts	(36,223)	(26,173)	(18,221)
Other cash provided (used)	(20,015)	(82,117)	37,764

Net cash provided by (used in) financing and miscellaneous activities	134,485	(68,524)	53,446

(continued)

See accompanying notes to consolidated statutory basis financial statements.	8

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Cash Flows, continued
Years Ended December 31, 2015, 2014 and 2013
($ in 000s)

	2015	2014	2013

Net change in cash, cash equivalents and short-term investments	(5,637)	(29,402)	(71,313)
Cash, cash equivalents and short-term investments at the beginning of year	80,692	110,094	181,407

Cash, cash equivalents and short-term investments at the end of year	$75,055	$80,692	$110,094

Supplemental disclosure of non-cash transactions
Transfer of pension plan sponsorship to parent	$-	$13,495	$34,342
Interest capitalization	1,164	1,084	-
Sale of limited partnerships to affiliates	-	583,062	-
Sale of bonds to affiliate for additional ownership of MCA Fund I	-	21,713	-
Transfer of investment in MCA Fund I for equity interest of MCA Holding	-	408,976	-
Receipt of debt securities for exchange of equity interest in MCA Holding	-	125,000	-

See accompanying notes to consolidated statutory basis financial statements.	9

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 1: General

Nature of Business

The accompanying consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively the Company”) as of and for the year ended December 31, 2015. Prior periods presented include only the accounts of CMFG Life. MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. The investment in MEMBERS Life is included in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as investments in affiliates in 2014. All significant intercompany accounts and transactions have been eliminated in 2015. In 2015, the Company merged with CMFG Life Vermont, Inc. (“CMFG Life VT”) which had previously been wholly-owned. The merger was accounted for as a non-reciprocal transfer and is reflected in the financial statements as if the merger occurred January 1, 2015. Prior periods presented were not restated and the investment in CMFG Life VT is included in the consolidated statutory basis statement of admitted assets as an investment in affiliate in 2014.

CMFG Life is a stock life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability, retirement plan administration, group life and disability products and life, health and annuity policies. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses designed for credit unions and their members. MEMBERS Life is a stock life and health insurance company organized under the laws of Iowa. MEMBERS Life sells single premium deferred annuity contracts to credit union members through face-to-face and direct response distribution channels. It also services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 10% of the Company’s premiums for the year ended December 31, 2015, and 8% of CMFG Life’s premiums for the years ended December 31, 2014 and 2013. The Company’s group and individual annuity premiums represented 60% for the year ended December 31, 2015, and 53% and 43% of CMFG Life’s premium income in 2014 and 2013, respectively. The Company’s credit life and credit disability premiums represented 16% for the year ended December 31, 2015, and 20% and 25% of CMFG Life’s premium income in 2014 and 2013, respectively.

The accompanying consolidated statutory financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of the more significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division

10

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

(“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

Prescribed Statutory Accounting Practice

CMFG Life requested and received written approval from the Insurance Department to use the following prescribed statutory accounting practice, which differs from practices in the APPM: CMFG Life holds debt securities in its separate account for its single premium deferred annuity. Insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports debt securities allocated to this separate account for its single premium deferred annuity at lower of amortized cost or fair value. Net income is not affected by this prescribed practice.

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31:

	Capital and Surplus
	2015	2014

As determined using APPM	$1,861,495	$1,641,067

Prescribed practice
Carrying value of separate account assets	(3,050)	(8,191)

Total effect of prescribed practice	(3,050)	(8,191)

As reported	$1,858,445	$1,632,876

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

11

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Investments in affiliates are carried based on the Company’s ownership percentage of the affiliate’s net equity. Investments in insurance subsidiaries and those affiliates that derive more than 20% of their revenue from affiliated companies are accounted for based on the net equity of the subsidiary or affiliate determined on a statutory basis. Investments in all others are carried based on the company’s ownership of the net equity of the subsidiary or affiliate determined under GAAP. The financial statements of affiliates must be audited or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the consolidated statement of changes in capital and surplus as changes in unrealized capital gains (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of income.

Dividend income from affiliates is recorded in investment income. Under GAAP, dividends reduce the investment in affiliate.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, the bond’s new cost basis is the net present value of expected cash flows or its fair value if the Company does not intend to hold the security until it has recovered.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

“Nonadmitted assets” (principally a portion of deferred taxes, prepaid expenses, furniture, equipment, asset for contingent future payments and certain receivables) are excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

All leases are classified as operating leases for statutory reporting, whereas, under GAAP, leases that meet certain criteria are designated as capital leases. The leased items are recorded as an asset, subject to depreciation, with a corresponding liability initially equal to the present value of the lease payments.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the consolidated statement of comprehensive income.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory reporting. Such reserve is not recorded under GAAP.

For statutory reporting the interest maintenance reserve (“IMR”) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis these items are reflected in the Company’s surplus.

12

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets under GAAP.

Certain modified coinsurance agreements had been reported through December 31, 2013 as reinsurance on a statutory basis; because the risk of loss transferred to the reinsurers is deemed insignificant, the deposit method of accounting was used for GAAP. These agreements were terminated in 2014.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as realized capital gains and losses. On a statutory basis, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as realized capital gains and losses. On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative investment contracts are recorded in unassigned surplus as a change in unrealized capital gains and losses, while under GAAP they are recorded in the statement of operations unless the contracts meet certain hedge accounting criteria.

Deposits, surrenders, and benefits on certain annuity or deposit administration contracts, including those covered in the separate accounts, are recorded in the consolidated statement of operations, while such deposits and benefits are credited or charged directly to the contract balance under GAAP. As a result, under GAAP, revenues on these types of contracts are only composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred annuities are reported as a separate account product for statutory reporting. For GAAP, the related assets and liabilities are reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

Comprehensive income and its components are not presented in the consolidated statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP as a liability.

The consolidated statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the direct method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

13

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Use of Estimates

The preparation of the consolidated statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, asset for contingent future payments, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed bonds and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield at purchase. Changes in the anticipated repayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Investments in affiliates: Investments in affiliates are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and the previously unrealized net gains are reversed.

Certain affiliates are owned by CMIC. The valuation of these affiliates, excluding MEMBERS Life in 2015, is reflected in the Company’s carrying value of CMIC. Changes in carrying amounts are reported directly in unassigned surplus.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost of NAIC fair value depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired when it becomes probable that the Company will be unable to collect the total amounts due. Impairments are recorded in realized capital losses and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. The Company establishes a valuation allowance for an impairment when the reporting entity believes it is probable that based on current information and events it will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. For mortgage loans that are deemed impaired, a valuation allowance is established.

Real estate: Real estate occupied by the Company and real estate held for the production of income is carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful

14

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized capital losses. The cost of real estate held for sale is adjusted for impairment whenever events or changes in circumstances indicate the carrying value of the asset may not be recoverable.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships, employer-owned life insurance carried at cash surrender value, and intercompany loans carried at unpaid principal balance.

Limited partnerships are recorded in other invested assets and primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for under the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

Net investment income: Investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as investment income. Mortgage loan origination fees are included in income in the period received. Realized gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Unrealized capital gains and losses are included in unassigned surplus, net of deferred federal income taxes. Limited partnership income is recorded and classified in accordance with general partner instructions. Generally, interest and dividend distributions from underlying investments in limited partnerships are classified as investment income. Capital gain and loss distributions from underlying investments in limited partnerships are classified as realized gains and losses.

Impairment: A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in earnings as a realized loss equals the difference between the investment’s amortized cost basis and its fair value at the balance sheet date. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of the cost basis over the current carrying basis determined using equity-basis accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a realized capital loss. See Note 3 for a more detailed discussion.

15

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Cash, Cash Equivalents and Short-term Investments

Cash and short-term investments include unrestricted deposits in financial institutions, money market mutual funds, and U.S Treasury bills with maturities at the date of purchase of one year or less. Cash equivalents include U.S. Treasury bills with maturities at the date of purchase of 90 days or less. Short-term investments, other than money market mutual funds, are reported at amortized cost. Money market mutual funds are stated at values obtained from the SVO, which are equivalent to fair value.

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software. Assets not meeting the definition of admitted assets are nonadmitted.

	2015	2014

Electronic data processing equipment-admitted
Electronic data processing equipment	$23,669	$27,007
Accumulated depreciation	(20,076)	(21,406)

Net electronic data processing equipment-admitted	3,594	5,601

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	29,952	33,405
Leasehold improvements	1,396	1,396
Internally developed software	91,704	71,511
Purchased software	34,564	41,756

Total equipment, leasehold improvements and software-nonadmitted	157,616	148,068
Accumulated depreciation-nonadmitted	(109,246)	(116,243)

Net equipment, leasehold improvements and software-nonadmitted	48,370	31,825

Net equipment, leasehold improvements and software	$51,964	$37,426

Depreciation expense totaled $7,965, $6,815 and $7,809 in 2015, 2014 and 2013, respectively. There were no impairments in 2015, 2014 or 2013.

Policy and Claim Reserves and Liability for Deposit-Type Contracts

Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve based on the Company’s experience or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis.

Group life premium waiver reserves are calculated on a seriatim basis using the Krieger table at a 4.0% to 4.5% interest rate for pre-2009 issue dates and the Group Life Term Waiver table at a 4.0% interest rate for post 2008 issue dates. Group long term disability reserves are calculated using the 1987 Commissioners Group Disability Table at a 4.0% to 6.0% interest rate, which varies by issue date. For 2008 and prior accident years, the whole life interest index is used. For 2009 and subsequent accident years, the Single Premium Immediate Annuity interest index less 100 basis points is used.

16

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Traditional life insurance reserves are computed on either the net level reserve basis or the modified reserve basis dependent on product type and issue date. Depending upon the issue year, either the 1941, 1958, 1980 or 2001 Commissioners Standard Ordinary mortality table is used. Interest assumptions range primarily from 2.25% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $2,433,577, $2,676,613 and $2,768,916 at December 31, 2015, 2014 and 2013, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included $15,798 and $16,671 at December 31, 2015 and 2014, respectively, in policy reserves on the consolidated statement of admitted assets, liabilities and capital and surplus for these policies.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Policyholder reserves related to group pension annuity contracts are computed using the Commissioner’s Reserve Valuation Method (“CRVM”) during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 1.0% to 3.0% in 2015 and 1.25% to 4.95% in 2014 and 2013. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.0% to 3.0% in 2015, 2014 and 2013. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 3.5% to 7.5% in 2015, 2014 and 2013. Reserves for the group pensions immediate annuities are in excess of the minimum reserve standards as defined in the Standard Valuation Law, NAIC Appendix A-820.

Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Actuarial Guideline (“AG”) 33 for fixed annuities, AG 35 for equity indexed annuities and AG 43 for variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred annuity contracts are computed using CARVM, along with AG 43, 33 and 35 resulting in a reserve floor equal to the cash surrender value 11 days after issue and at subsequent valuation dates; prior to 11 days the reserve is equal to the return of premium. Current interest rates credited during the contract accumulation period range from 1.0% to 5.25% in 2015 and 2014 and 1.0% to 5.35% in 2013. The future minimum guaranteed interest credited rates during the life of the contracts range from 1.0% to 4.5% in 2015, 2014 and 2013. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 3.5% to 7.5% in 2015, 2014 and 2013.

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. Certain claims, usually resulting from a disability, are discounted. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be material.

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity

17

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policy owners.

The Company carried additional reserves for long term care products based on asset adequacy testing of $40,000 and $65,000 as of December 31, 2015 and 2014, respectively.

The Company anticipates investment income as a factor in its premium deficiency calculation.

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the Board of Directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 54% and 56% of the individual life reserves of $1,667,813 and $1,607,057 as of December 31, 2015 and 2014, respectively.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life and whole life insurance premiums are recognized as premium income when due. Annuity deposits are credited to revenue when received. Health insurance premiums and premiums for employee benefit coverages are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain group life, credit life and credit disability contracts. Premium for contracts subject to these agreements was $323,927 in 2015, $318,399 in 2014 and $321,233 in 2013, representing 10%, 13% and 17% of net premiums for 2015, 2014 and 2013, respectively. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

Credit Union Reimbursements

The Company reimburses credit unions for certain expenses that arise due to the production of new and renewal business, primarily credit insurance and life and health products sold by direct mail. These expenses are administrative expenses incurred directly by the credit unions. The Company incurred and expensed $202,128, $189,852 and $226,434 for the years ended December 31, 2015, 2014 and 2013, respectively.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

18

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Derivative Financial Instruments

The Company uses derivative instruments, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as unrealized capital gains and losses in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost.

With the exception of derivatives being used to hedge a net investment in a foreign affiliate or subsidiary, when such derivatives are sold or otherwise disposed of, the Company records a realized capital gain or loss. In cases where derivatives are being used to hedge a net investment in a foreign affiliate or subsidiary, when such derivatives are sold or otherwise disposed of, the Company records the gain or loss as a change in unassigned surplus. The net gains or losses on derivatives used to hedge a net investment in a foreign affiliate or subsidiary remain in surplus as unrealized capital gains and losses until either all of or a substantial portion of the foreign affiliate or subsidiary is sold.

The Company may designate certain derivatives as fair value hedges, cash flow hedges or hedges of net investments. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net unrealized investment gains and losses.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying consolidated statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company issues variable annuities, variable life insurance policies and single premium deferred annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in life insurance and annuity contracts in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

Variable annuity and variable universal life separate account assets are stated at fair value. Debt securities within the single premium deferred annuity separate account assets are stated at amortized cost or fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the

19

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

accompanying consolidated statutory basis statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to single premium deferred annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s consolidated statutory basis statements of operations.

Variable annuity and variable universal life contract holders are able to invest in investment funds managed for their benefit. Approximately 37% and 42% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2015 and 2014, respectively.

The Company invests the single premium deferred annuity premiums for the benefit of the contract holder. The single premium deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s consolidated statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period. Gains and losses due to translating such foreign branch operations to U.S. dollars are recorded as unrealized capital gains or losses.

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve and provides a reserve for fluctuations in the values of invested assets, primarily bonds and notes, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of the customer’s portfolio. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

20

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Benefit Plans

The Company’s employees participate in qualified defined benefit pension plans sponsored by CUNA Mutual Financial Group, Inc. (“CMFG”), the Company’s parent. The sponsorship of these plans was transferred to CMFG in 2013 for non-represented employees and 2014 for represented employees (see Note 14 for additional information on these transfers). Starting in 2014 the Company records an expense for its contribution and the administration of the plan by the parent.

The Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses and the transition asset.

The Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments or initiation of new plans, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

Calculations of the accrued liability for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis.

21

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2015 and 2014 are as follows:

	Statement	Gross Unrealized
December 31, 2015	Value	Gains	Losses	Fair Value

U.S. government	$196,340	$128	$(5,193)	$191,275
States, territories and possessions	45,580	5,987	-	51,567
Political subdivisions of states territories and possessions	221,506	32,204	(858)	252,852
Special revenue and special assessment obligations	17,203	3,520	-	20,723
Industrial and miscellaneous	5,687,159	250,611	(134,826)	5,802,944
Mortgage-backed securities
Residential mortgage	370,039	30,244	(458)	399,825
Commercial mortgage	433,812	22,381	(926)	455,267
Non-mortgage asset-backed securities
Collateralized debt obligations	30,021	5,505	(908)	34,618
Other	365,316	4,076	(4,625)	364,767
Other - affiliated	89,003	-	-	89,003

Total bonds and notes	$7,455,979	$354,656	$(147,794)	$7,662,841

22

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	Statement	Gross Unrealized
December 31, 2014	Value	Gains	Losses	Fair Value

U.S. government	$20,387	$412	$-	$20,799
States, territories and possessions	45,632	7,419	-	53,051
Political subdivisions of states
territories and possessions	215,589	42,269	(219)	257,639
Special revenue and special
assessment obligations	17,472	4,937	(10)	22,399
Industrial and miscellaneous	5,421,434	426,778	(23,104)	5,825,108
Mortgage-backed securities
Residential mortgage	389,428	36,985	(602)	425,811
Commercial mortgage	403,505	24,964	(1,046)	427,423
Non-mortgage asset-backed securities
Collateralized debt obligations	46,816	2,376	(1,265)	47,927
Other	344,862	6,348	(2,717)	348,493
Other - affiliated	109,865	-	-	109,865

Total bonds and notes	$7,014,990	$552,488	$(28,963)	$7,538,515

The statement value and fair value of bonds and notes at December 31, 2015, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$291,002	$294,350
Due after one year through five years	1,933,768	2,032,754
Due after five years through ten years	1,881,389	1,914,798
Due after ten years	2,061,629	2,077,461
Mortgage-backed securities
Residential mortgage-backed securities	370,039	399,825
Commercial mortgage-backed securities	433,812	455,267
Non-mortgage asset-backed securities
Collateralized debt obligations	30,021	34,617
Other	365,316	364,766
Other - affiliated	89,003	89,003

Total bonds and notes	$7,455,979	$7,662,841

23

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Investments in Affiliates

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $947,994 and $907,817 at December 31, 2015 and 2014, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, and 100% of CUMIS Vermont, Inc. (“CUMIS VT”), a Vermont insurer. In addition, CMIC owned 100% of Producers Ag Insurance Group, Inc. (“PAIG”) at December 31, 2014. PAIG owned 100% of Producers Agriculture Insurance Company (“PAIC”), a crop insurer domiciled in Texas. CMIC sold this investment on January 1, 2015 to a third party. CMFG Life’s investment in CMIC included $18,365 related to MEMBERS Life as of and for the year ended December 31, 2014. This investment has been eliminated as of December 31, 2015.

CMG Mortgage Insurance Company (“CMG MI”) was a 50/50 corporate joint venture with PMI Mortgage Insurance Co. (“PMI”) and was formed in 1994 to offer residential mortgage guaranty insurance for loans originated by credit unions. CMG Mortgage Assurance Company (“CMGA”) was an affiliated entity, also having been jointly-owned 50/50 with PMI, which offered insurance policies on second mortgages for loans originated from credit unions in 2001 until 2008, when the existing portfolio was put into runoff. CMGA was also the parent company of CMG Mortgage Reinsurance Company (“CMG Re”), a provider of reinsurance coverage in excess of 25% of the insured loan on policies issued by CMG MI after July 1, 1999.

The Company and PMI both provided services to CMG MI, CMGA and CMG Re in accordance with various service agreements. The Company primarily provided investment management, marketing, and administrative services, and PMI primarily provided underwriting, claims, actuarial, management, information technology and accounting services.

On January 30, 2014, CMFG Life sold all of its 50% ownership interest in CMG MI and CMGA. Upon closure of the sale, CMFG Life received $70,279 in an initial payment, and in addition, an asset for contingent future payments was established in other assets. The asset for contingent future payments is based on the performance of CMG MI over the six-year post-sale period, as defined in the purchase agreement. The asset is nonadmitted and will be reduced as cash payments are received over the earnout period. The Company estimated the fair value of the asset as of January 30, 2014 to be $40,412, based on an estimated discounted cash flow analysis.

The sale resulted in a pre-tax initial loss of $42,060, which was recorded in net realized capital losses in 2014 in the consolidated statutory basis statements of operations. The loss was the result of the release from surplus of a pre-tax $93,682 unrealized loss; the unrealized loss was present since 2009 when CMIC transferred by means of a dividend its ownership in the mortgage insurers to the Company at a carrying value of $145,216.

During 2014, the Company increased the asset for contingent future payments by $590 to reflect the final closing statement adjustment, which resulted in a cash payment of $394 and a decrease to the pre-tax loss of $115, which is recorded in net realized capital losses in 2014. During 2015 and 2014, the Company also increased the asset for contingent future payments by $4,625 and $3,118, respectively, to reflect the unwind of the accretion of the asset for the change in the initial discount; this increase in the assets is recorded in other income in 2015 and 2014. Further, the Company updated the assumptions used in its estimated discounted cash flow analysis at December 31, 2015 and 2014. As a result of updated expectations, the Company increased the asset for contingent future payments, and recorded a pretax gain of $4,137 in 2015 and a decrease to the net realized loss of $8,006 in 2014. In 2015, the Company also received cash of $10,000 for fulfilling the applicable representations and warranties pursuant to the purchase agreement. The balance of the nonadmitted future contingent payments asset is $50,807 and $52,045 as of December 31, 2015 and 2014, respectively.

24

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Significant activity in investments in affiliates for the years ended December 31, 2015 and 2014 was as follows:

	2015	2014

Capital contributions to subsidiaries - cash	$15,000	$38,000
Dividends paid by subsidiaries - cash	100,000	-

Preferred and Common Stocks

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2015	$33,786	$1,487	$(82)	$35,191
December 31, 2014	27,953	1,157	(298)	28,812

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2015	$16,215	$955	$(50)	$17,120
December 31, 2014	14,750	656	-	15,406

25

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Real Estate

Real estate investments consisted of the following at December 31:

	2015	2014

Real estate occupied by the Company	$186,662	$183,410
Accumulated depreciation	(112,975)	(104,443)

Net real estate occupied by the Company	$73,687	$78,967

Real estate held for the production of income	$12,485	$19,430
Accumulated depreciation	(5,159)	(9,106)

Net real estate held for the production of income	$7,326	$10,324

Depreciation expense on investments in real estate, which is netted against rental income and included in net investment income, totaled $1,016, $970 and $825 for the years ended December 31, 2015, 2014 and 2013, respectively. There were $300 of impairments recognized on real estate in 2015. There were no impairments recognized on real estate in 2014 and 2013.

Mortgage Loans

The Company’s mortgage loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2015, the commercial mortgage loan portfolio had an average remaining life of 6.2 years, with all principal due prior to 2040. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 3.3% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2015	2014

Current	$1,518,716	$1,437,193
1 - 30 days past due	-	4,190
Unamortized premium	6	30

Total carrying value	$1,518,722	$1,441,413

The Company has no interest accrued on loans greater than 90 days past due as of December 31, 2015.

26

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company’s mortgage loans relate to properties located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

	2015	2014

California	22.6%	21.0%
Wisconsin	6.8	6.4
Ohio	6.7	6.4
Illinois	6.3	6.4
Florida	5.1	5.1
New York	5.0	5.1
Texas	5.0	5.2
Georgia	*	5.3

*Amount was less than 5%.

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2015	2014

Retail	30.5%	28.7%
Multi-family	23.5	25.0
Industrial	22.3	24.9
Office	19.0	16.9
Other	4.7	4.5

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2015 or 2014 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2015 or 2014.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2015 and 2014, there were no mortgage loans in nonaccrual status. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios

27

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

There were no impaired loans as of December 31, 2015 or December 31, 2014 As of December 31, 2015 and 2014, the Company did not hold any mortgage loans with interest more than 180 days past due.

Loan to value and debt service coverage ratios are used as credit quality indicators for our mortgage loans, which were as follows at December 31, 2015:

		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

Less than 65%	$1,185,227	2.18
65% to 74%	251,871	1.48
75% to 100%	79,870	1.43
Greater than 100%	1,754	-

	$1,518,722	2.02

Loan to value and debt service coverage ratios are used as credit quality indicators for our mortgage loans, which were as follows at December 31, 2014:

		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

Less than 65%	$1,118,602	2.05
65% to 74%	260,377	1.50
75% to 100%	62,409	1.21
Greater than 100%	25	-

	$1,441,413	1.92

Derivative Financial Instruments

Consistent with its risk management strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, cross currency swaps, interest rate swaps, equity futures and options.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivative instruments used in hedging

28

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Foreign Currency Fair Value Hedges: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange. The Company utilized short positions in foreign currency futures to manage the fair value foreign currency risk exposure of bonds denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. As the futures are hedges of the change in value due to the fluctuation in foreign currency exchange rates of the bonds and stocks being hedged, the futures are valued at fair value and are recorded through unrealized capital gains (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Foreign Currency Cash Flow Hedges: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Interest payments paid/received on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of nine years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest Rate Hedges: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The net receipt/payment is recorded as an increase/decrease to investment income.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Interest payments paid/received on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) and recognized as a component of realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in unrealized gains or losses.

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2015 and 2014, there were no cash flow hedges discontinued as a result of no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 39 years.

29

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

Equity Futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s variable annuity liabilities. The futures are valued at fair value and recorded through unrealized capital gains (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Equity-Indexed and Single Premium Deferred Annuity Options: The Company issues equity-indexed and single premium deferred annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in unrealized capital gains (losses). When the options are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Credit Risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2015, the Company had exposure, net of collateral, of $6,906 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $2,170 at December 31, 2015.

30

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivative financial instruments held at December 31, 2015 and 2014.

	Statement	Notional	Fair Value	Fair Value
December 31, 2015	Value	Value	Assets	Liabilities

Futures contracts	$146	$11,427	$152	$6
Cross currency swaps	-	23,471	2,707	-
Interest rate swap assets	-	130,000	3,272	-
Interest rate swap liabilities	(10)	190,000	-	23,617
Purchased options contracts	17,267	433,167	17,267	-
Written options contracts	(7,729)	458,193	-	7,729

Total derivative financial instruments	$9,674	$1,246,258	$23,398	$31,352

	Statement	Notional	Fair Value	Fair Value
December 31, 2014	Value	Value	Assets	Liabilities

Futures contracts	$424	$28,198	$424	$-
Cross currency swaps	-	23,471	1,156	121
Interest rate swap assets	-	30,000	1,012	-
Interest rate swap liabilities	(145)	335,000	-	20,284
Purchased options contracts	42,929	471,537	42,929	-
Written options contracts	(23,556)	-	-	23,556

Total derivative financial instruments	$19,652	$888,206	$45,521	$43,961

31

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for the years ended December 31:

		2015

		Unrealized
	Realized Capital	Capital Gain
	Gain (Loss)	(Loss)	Total

Foreign currency risk hedges	$12,892	$(9,883)	$3,009
Interest and credit risk hedges	(2,171)	136	(2,035)
Equity risk hedges	7,146	(9,391)	(2,245)

Total	$17,867	$(19,138)	$(1,271)

		2014

		Unrealized
	Realized Capital	Capital Gain
	Gain (Loss)	(Loss)	Total

Foreign currency risk hedges	$645	$3,267	$3,912
Interest and credit risk hedges	-	(617)	(617)
Equity risk hedges	13,038	(858)	12,180

Total	$13,683	$1,792	$15,475

Limited Partnerships

The cost and statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31:

	2015		2014

	Cost	Statement Value	Cost	Statement Value

Energy	$2,091	$1,029	$2,064	$3,409
Mezzanine	4,573	5,680	2,510	833
Private equity	7,237	5,743	10,917	9,358

Total limited partnerships	$13,901	$12,452	$15,491	$13,600

The Company made additional investments in unaffiliated limited partnerships in 2015, 2014 and 2013 of $3,141 $206 and $135,361, respectively.

On January 1, 2014, the Company sold its investments in limited partnerships to affiliated entities, MCA Fund I LP (“MCA Fund I”) and MCA Fund II LP (“MCA Fund II”). In exchange, CMFG Life received a 100% equity interest in MCA Fund I and an 80% equity interest in MCA Fund II. On April 1, 2014, the Company purchased an additional 10% equity interest in MCA Fund II for $21,713 in bonds. The Company owns 90% of MCA Fund II at December 31, 2015 and 2014.

32

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

On June 25, 2014, CMFG Life transferred its 100% investment in MCA Fund I to MCA Fund I Holding LLC (“MCA Holding”) in exchange for a 100% equity interest in MCA Holding. The exchange was valued at $424,882; which included external limited partnership investments of $408,976 and cash of $15,906. Subsequent to the equity transfer, CMFG Life exchanged $246,361 of its equity in MCA Holding for $55,000 in Class A Notes, $50,000 in Class B Notes, $20,000 in Class C Notes, and $121,361 of cash. These notes are included in bonds and notes in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

The Company made additional investments in MCA Fund I, MCA Fund II and MCA Fund III LP (“MCA Fund III”) in 2015 of $11,763, $90,226 and $61,552, respectively and in 2014 of $26,597, $130,963 and $33,945, respectively. See Note 13 for information regarding the Company’s funding commitments to limited partnerships. The Company’s investment in MCA Holding, MCA Fund II and MCA Fund III at December 31, 2015 was $174,635, $343,327 and $81,257, respectively, and at December 31, 2014 was $189,386, $285,162 and $28,229, respectively.

MCA Fund I, MCA Fund II and MCA Fund III terminate on January 1, 2034, unless extended.

CMFG Life, MCA Fund I, MCA Fund II, and MCA Fund III invest in energy, mezzanine, private equity, and real estate limited partnerships. Energy limited partnerships invest in companies that primarily engage in the exploration, production, transportation and service industries in the oil, natural gas, metals and mining industries. Mezzanine limited partnerships invest in debt or debt like instruments but may also include an equity component. Mezzanine limited partnerships tend to generate steady interest payments. Private equity limited partnerships make direct investments in companies with the intent of improving the financial results over a period of time to allow for positive returns upon a liquidity event. Real estate limited partnerships are private equity funds that primarily invest in commercial, hospitality, office, and multi-family real estate.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2015	2014

Bonds:
U.S. government and agencies	$10,001	$-
Money market mutual funds	23,288	36,851
Cash	41,766	43,841

Total cash, cash equivalents and short-term investments	$75,055	$80,692

33

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2015	2014	2013

Bonds and notes	$357,217	$349,676	$358,856
Bonds and notes - affiliated	-	1,598	-
Preferred stocks - unaffiliated	2,126	953	1,994
Common stocks - unaffiliated	284	274	264
Common stocks - affiliated	100,000	-	4,092
Mortgage loans	73,154	76,811	68,174
Real estate	18,746	18,228	17,582
Contract loans	6,959	6,789	6,769
Other invested assets	513	8,618	31,837
Cash, cash equivalents and short-term investments	550	453	573
Derivative financial instruments	(236)	(168)	149
Other	1,021	562	221

Gross investment income	560,334	463,794	490,511
Less investment expenses	47,335	42,445	45,416

Net investment income	$512,999	$421,349	$445,095

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued investment income over 90 days past due is excluded from the balance sheet as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2015 or 2014 on this basis.

34

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net Realized Capital Gains

Net realized capital gains for the years ended December 31 are summarized as follows:

	2015	2014	2013

Bonds and notes:
Gross gains from sales	$4,767	$6,693	$5,356
Gross losses from sales	(3,379)	(1,378)	(12,347)
Other	(2,248)	(2,601)	403
Impairment losses	(2,282)	(639)	(9,368)
Preferred stocks-unaffiliated:
Impairment losses	(245)	-	-
Common stocks - unaffiliated:
Gross gains from sales	2,019	372	199
Gross losses from sales	-	-	(46)
Impairment losses	(298)	-	(2,038)
Common stocks - affiliated:
Gross gains from sales and merger	17,001	-	-
Gross losses from sales	-	(34,054)	-
Real estate	2,960	(1,711)	(407)
Mortgage loans:
Gross losses from sales	-	-	(490)
Limited partnerships:
Gross gains from sales	54,957	117,120	34,835
Gross losses from sales	(24,243)	(44,372)	(14,111)
Derivative financial instruments	17,867	13,683	(1,295)
Other	247	(532)	228

Realized capital gains before taxes and transfer to interest maintenance reserve	67,123	52,581	919

Tax on realized capital gains	(27,140)	(31,029)	(6,046)
Transfer to interest maintenance reserve	(874)	(3,066)	7,973

Net realized capital gains	$39,109	$18,486	$2,846

Proceeds from the sale of bonds and notes were $204,839, $256,377 and $359,495 in 2015, 2014 and 2013, respectively. Proceeds from the sale of stocks were $19,336 and $83,617 and $5,012 in 2015, 2014 and 2013, respectively.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•	The existence of any plans to sell the investment security.

•	The extent to which fair value is less than statement value.

•	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

35

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

•	The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions.

•
For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

•	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

•	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of our initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a realized capital loss.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2015. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Consistent with the Company’s past practices, additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

36

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table identifies the Company’s OTTI by type of investment for the years ended December 31:

	2015	2014	2013

Residential mortgage-backed:
Alt-A	$-	$(1)	$(1,670)
Prime	-	-	(549)
Sub-prime	-	(236)	(398)
Other	(70)	(138)	(6)
Commercial mortgage-backed	(2)	(146)	(5,484)
Collateralized debt obligations	(3)	(118)	(1,261)
Industrial and miscellaneous	(2,207)	-	-

Total bonds and notes	(2,282)	(639)	(9,368)

Common and preferred stocks	(543)	-	(2,038)

Total other than temporary impairment losses	$(2,825)	$(639)	$(11,406)

All other-than-temporary impairments for loan-backed and structured securities were due to present value of cash flows expected to be collected being less than amortized cost.

The Company did not recognize any OTTI on loan-backed and structured securities during 2015, 2014 and 2013 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

37

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following tables list each loan-backed security held as of December 31, 2015 for which a credit related OTTI loss was recognized during 2015.

	Book Adjusted
	Carrying Value
	Before		Amortized
	Current Period	Recognized	Cost After
	Other-Than-	Other-Than-	Other-Than-
	Temporary	Temporary	Temporary
CUSIP	Impairments	Impairments	Impairments	Fair Value

22943EAF0	$6,771	$(3)	$6,768	$6,765
62544HAL9	2,951	-	2,951	2,932
004421FZ1	32	(32)	-	19
62544HAL9	2,950	-	2,950	2,850
759950ER5	199	(38)	161	161

Total	$12,903	$(73)	$12,830	$12,727

Net Unrealized Capital Gains

The components of the change in net unrealized capital gains included in unassigned surplus for the years ended December 31 are shown in the table below.

	2015	2014	2013

Bonds and notes	$1,447	$280	$6,255
Preferred stocks - unaffiliated	245	(245)	-
Common stocks - unaffiliated	538	756	2,244
Common stocks - affiliated	33,103	165,726	720
Limited partnerships - unaffiliated	(14,325)	(8,429)	25,188
Derivative financial instruments	(19,138)	1,792	4,810
Deferred income taxes	10,863	(32,650)	(10,495)

Change in unrealized capital gains, net of tax	$12,733	$127,230	$28,722

38

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2015 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position

	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2015

		Unrealized		Unrealized		Unrealized
Bonds and notes	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss

U.S. government and agencies	$187,070	$(5,193)	$-	$-	$187,070	$(5,193)
Political subdivisions of states,
territories and possessions	8,925	(563)	3,686	(401)	12,611	(964)
Industrial and miscellaneous	1,489,065	(101,939)	134,364	(32,887)	1,623,429	(134,826)
Mortgage-backed
Residential mortgage-backed	33,831	(234)	6,620	(320)	40,451	(554)
Commercial mortgage-backed	66,052	(595)	7,685	(331)	73,737	(926)
Non-mortgage asset-backed
Collateralized debt obligations	3,954	(45)	18,788	(1,326)	22,742	(1,371)
Other	79,479	(502)	213,405	(4,123)	292,884	(4,625)

Total bonds and notes	1,868,376	(109,071)	384,548	(39,388)	2,252,924	(148,459)

Common stocks and preferred stocks	3,950	(50)	2,163	(82)	6,113	(132)

Total temporarily impaired securities	$1,872,326	$(109,121)	$386,711	$(39,470)	$2,259,037	$(148,591)

At December 31, 2015, the Company owned 516 bonds and notes with a fair value of $2,252,924 in an unrealized investment loss position. There were 98 of the 516 bonds and notes with a fair value of $384,548 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes is approximately 9.3% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2015 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $2,055,273 or 91.2% of the total fair value of all bonds and notes with unrealized losses at December 31, 2015. Total unrealized losses on investment grade bonds and notes were $118,870 at December 31, 2015. Unrealized losses on collateralized debt obligations include two securities rated NAIC 6 with an additional loss of $463 as of December 31, 2015.

At December 31, 2015, the Company had two stocks with a fair value of $6,113 in an unrealized loss position. At December 31, 2015, the Company had one stock with a fair value of $2,163 in an unrealized loss position for more than twelve months. The aggregate severity of unrealized losses for stocks is 3.6% of cost.

39

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information regarding the CMFG Life’s bonds and notes and stocks with unrealized losses at December 31, 2014 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position

	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2014

		Unrealized		Unrealized		Unrealized
Bonds and notes	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss

Political subdivisions of states,
territories and possessions	$1,773	$(33)	$2,130	$(186)	$3,903	$(219)
Special revenue and
special assessment obligation	-	-	241	(10)	241	(10)
Industrial and miscellaneous	366,240	(13,765)	176,331	(9,339)	542,571	(23,104)
Mortgage-backed
Residential mortgage-backed	12,572	(549)	611	(53)	13,183	(602)
Commercial mortgage-backed	5,753	(106)	41,052	(940)	46,805	(1,046)
Non-mortgage asset-backed
Collateralized debt obligations	-	-	13,759	(3,376)	13,759	(3,376)
Other	135,862	(1,973)	94,058	(744)	229,920	(2,717)

Total bonds and notes	522,200	(16,426)	328,182	(14,648)	850,382	(31,074)

Common stocks and preferred stocks	-	-	532	(543)	532	(543)

Total temporarily impaired securities	$522,200	$(16,426)	$328,714	$(15,191)	$850,914	$(31,617)

At December 31, 2014, CMFG Life owned 228 bonds and notes with a fair value of $850,382 in an unrealized investment loss position. There were 103 of the 228 bonds and notes with a fair value of $328,182 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes is approximately 4.3% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2014 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $729,106 or 85.7% of the total fair value of all bonds and notes with unrealized losses at December 31, 2014. Total unrealized losses on investment grade bonds and notes were $21,437 at December 31, 2014. Unrealized losses on collateralized debt obligations include two securities rated NAIC 6 with an additional loss of $2,111 as of December 31, 2014.

At December 31, 2014, CMFG Life had three stocks with a fair value of $532 in an unrealized loss position. All three stocks had been in an unrealized loss position for more than twelve months. The aggregate severity of unrealized losses for stocks is 50.5% of cost.

40

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $15,699 in 2015, $15,298 in 2014 and $14,904 in 2013.

Assets Designated/Securities on Deposit

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The Company designates assets for the Insurance Department for the protection of all policyholders and for other regulatory jurisdictions who require cash and securities be deposited for the benefit of policyholders. The Company also has securities pledged to the Federal Home Loan Bank (see Note 11), commercial banks in support of letters of credit and as other collateral. The Company also had pledged assets to guarantee an affiliate’s unsecured revolving credit facility agreement (see Note 13).

The statement value of assets designated, on deposit or pledged by designee as of December 31 are as follows:

	2015	2014

Iowa Insurance Department	$8,653,906	$8,146,771
Other requlatory jurisdictions	7,026	5,542
Federal Home Loan Bank	423,890	214,636
Commercial banks for letters of credit	-	105,360
Other colateral pledges	17,067	10,517
Guarantee of affiliated unsecured revolving credit facility	-	113,620

Total assets designated and assets on deposit	$9,101,889	$8,596,446

The statement value of assets designated, on deposit or pledged as of December 31 are as follows:

	2015	2014

Bonds and notes and short-term investments	$7,473,238	$7,051,841
Mortgage loans	1,518,722	1,441,413
Contract loans	102,897	103,192
Margin account collateral	7,032	-

Total assets designated and assets on deposit	$9,101,889	$8,596,446

41

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

On December 31, 2012, CMFG Life entered into a coinsurance and modified coinsurance agreement with its affiliate, CMFG Life VT, to cede 100% of its variable annuity business. CMFG Life commuted this agreement on November 30, 2015 (see Note 7). CMFG Life was required to manage certain assets according to guidelines contained in the agreement. These assets provided the basis for investment income to be earned and paid to CMFG Life VT. The pool of assets was $241,247 as of December 31, 2014, and was approximately equal to the amount of reserves covered by the agreements. These assets were included in invested assets in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus. Due to the commutation, CMFG Life is no longer required to designate assets for this agreement.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than investment-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

•
Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in

42

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There was one transfer totaling $565 into Level 3 from Level 2 during the year ended December 31, 2015. There were no transfers between Level 1 and Level 2 or from Level 3 to Level 2 during the year ended December 31, 2015. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014. There was one transfer totaling $2,299 into Level 2 from Level 3 and no transfers into Level 3 from Level 2 during the year ended December 31, 2014. The transfers into Level 2 occurred due to a change in the availability of the observable inputs. Transfers into Level 3 related to changes from models using significant inputs that were observable to models using one or more significant inputs that were unobservable. Transfers out of Level 3 related to changes from models using one or more significant inputs that were unobservable to models using significant inputs that were observable.

43

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2015.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Bonds
Political subdivisons	$-	$1,980	$-	$1,980
Residential mortgage-backed securities	-	-	568	568
Collateralized debt obligations	-	-	2,930	2,930

Total bonds	-	1,980	3,498	5,478

Preferred stocks	-	-	7,215	7,215
Common stocks	24,000	-	11,191	35,191
Short-term investments	23,288	-	-	23,288

Derivative assets
Options	-	17,267	-	17,267
Futures contracts	152	-	-	152

Total derivative assets	152	17,267	-	17,419

Separate account assets	1,628	3,139,750	-	3,141,378

Total assets at fair value	$49,068	$3,158,997	$21,904	$3,229,969

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Derivative liabilities
Options	$-	$7,729	$-	$7,729
Futures Contracts	6	-	-	6
Swaps	-	10	-	10

Total liabilities	$6	$7,739	$-	$7,745

44

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes CMFG Life’s assets and liabilities that are measured at fair value as of December 31, 2014.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Bonds
Residential mortgage-backed securities	$-	$-	$3	$3
Collateralized debt obligations	-	-	1,283	1,283

Total bonds	-	-	1,286	1,286

Preferred stocks	-	-	5,750	5,750
Common stocks	17,600	-	11,212	28,812
Short-term investments	36,851	-	-	36,851

Derivative assets
Options	-	42,929	-	42,929
Interest rate swaps	424	-	-	424

Total derivative assets	424	42,929	-	43,353

Separate account assets	21,883	3,898,341	-	3,920,224

Total assets at fair value	$76,758	$3,941,270	$18,248	$4,036,276

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Derivative liabilities
Options	$-	$23,556	$-	$23,556
Interest rate swaps	-	145	-	145

Total liabilities at fair value	$-	23,701	-	23,701

45

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Changes in Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2015:

				Realized/Unrealized
				Gain (Loss)
				Included in:
						Net
	Balance	Transfers	Transfers			Purchases,	Balance
	January	in to	out of	Net	Unassigned	(Sales) and	December
	1, 2015	Level 3	Level 3	Income[1]	Surplus	(Maturities)	31, 2015

Bonds
Residential mortgage-
backed securities	$3	$565	$-	$-	$-	$-	$568
Collateralized
debt obligations	1,283	-	-	-	1,647	-	2,930
Preferred stocks	5,750	-	-	(245)	245	1,465	7,215
Common stocks	11,212	-	-	1,657	538	(2,216)	11,191

Total assets	$18,248	$565	$-	$1,412	$2,430	$(751)	$21,904

1Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2015:

				Net Purchases,
				(Sales) and
	Purchases	Sales	Maturities	(Maturities)

Preferred stocks	$1,465	$-	$-	$1,465
Common stocks	744	(2,960)	-	(2,216)

Total assets	$2,209	$(2,960)	$-	$(751)

46

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2014:

				Realized/Unrealized
				Gain (Loss)
				Included in:

						Net
	Balance	Transfers	Transfers			Purchases,	Balance
	January	in to	out of	Net	Unassigned	(Sales) and	December
	1, 2014	Level 3	Level 3	Income[1]	Surplus	(Maturities)	31, 2014

Bonds
Residential mortgage-
backed securities	$2,303	$-	$2,299	$-	$-	$(1)	$3
Collateralized
debt obligations	1,045	-	-	238	-	-	1,283
Preferred stocks	5,995	-	-	(245)	-	-	5,750
Common stocks	10,457	-	-	755	-	-	11,212

Total assets	$19,800	$-	$2,299	$748	$-	$(1)	$18,248

1Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2014:

				Net Purchases,
				(Sales) and
	Purchases	Sales	Maturities	(Maturities)

Bonds
Residential mortgage-backes	$-	$-	$(1)	$(1)

Total assets	$-	$-	$(1)	$(1)

Determination of Fair Values

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

47

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Level 1 Measurements

Common stocks: Consists of the Federal Home Loan Bank common stock as required as a member of the Federal Home Loan Bank of Des Moines. Valuation is based on the published redemption price at which the Company could transact.

Short-term investments: Consists of money market mutual funds. Valuation is based on the closing price as of December 31.

Derivative assets and liabilities: Exchange traded derivatives that are actively traded and are valued based on quoted prices for identical instruments in markets that are active.

Separate account assets: Consists of money market funds; valuation is based on the closing price as of December 31.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Derivative assets and liabilities: Consists of options; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Separate account assets: Consists of mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Level 3 Measurements

Mortgage-backed securities (residential and commercial) and collateralized debt obligations: Valuations are obtained from independent, third-party pricing sources without adjustment. The Company does not have access to the significant unobservable inputs used to price these securities due to the lack of transparency in the process used by third parties to develop prices for these investments. The Company believes however, the types of inputs third parties may use would likely be similar to those used to price securities for which inputs are available to the Company, and therefore may include, but not limited to, loss severity rates, constant repayment rates, constant default rates and counterparty credit spreads.

Preferred and common stocks: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted using internal appraisals that rely on unadjusted information obtained from general partners of the private equity investments.

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

48

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2015:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$7,455,979	$7,662,841	$-	$7,205,053	$418,203
Common stocks - unaffiliated	35,191	35,191	24,000	-	11,191
Preferred stocks - unaffiliated	16,215	17,120	-	9,178	7,942
Mortgage loans	1,518,722	1,579,765	-	-	1,579,765
Cash equivalents and
short-term investments[1]	33,289	33,289	30,288	3,001	-
Other invested assets	10,739	10,739	-	-	10,739
Derivatives	17,419	23,398	152	23,246	-
Separate account assets	4,012,697	4,015,747	1,628	4,001,685	12,434
Financial instruments recorded as liabilities:
Deposit-type contracts	363,896	382,411	-	382,411	-
Derivatives	7,745	31,352	6	31,346	-
Notes and interest payable	354,437	354,563	-	354,563	-
Separate account liabilities	4,012,697	4,015,747	1,628	4,001,685	12,434
Financial instruments recorded as surplus:
Surplus notes	85,000	104,593	-	104,593	-

1Excludes cash and cash equivalents of $41,766 that is not subject to fair value accounting.

49

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the carrying amounts and fair values of CMFG Life’s financial instruments for which it is practical to estimate that value by fair value measurement level at December 31, 2014:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$7,014,990	$7,538,515	$-	$7,112,075	$426,440
Common stocks - unaffiliated	28,812	28,812	17,600	-	11,212
Preferred stocks - unaffiliated	14,750	15,406	-	9,133	6,273
Mortgage loans	1,441,413	1,542,380	-	-	1,542,380
Cash equivalents and
short-term investments[1]	36,851	36,851	36,851	-	-
Other invested assets	13,787	13,787	-	-	13,787
Derivatives	43,353	45,521	424	45,097	-
Separate account assets	4,227,881	4,227,881	-	4,227,881
Financial instruments recorded as liabilities:
Deposit-type contracts	389,823	423,050	-	423,050	-
Derivatives	23,701	43,961	-	43,961	-
Notes and interest payable	194,700	194,873	-	194,873	-
Separate account liabilities	4,227,881	4,227,881	-	4,227,881	-
Financial instruments recorded as surplus:
Surplus notes	85,000	105,097	-	105,097	-

1Excludes cash and cash equivalents of $43,841 that is not subject to fair value accounting.

The carrying amounts for cash, accrued investment income, and margin deposits approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Common stocks: Consists of the Federal Home Loan Bank common stock as required as a member of the Federal Home Loan Bank of Des Moines. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivative assets and liabilities: Consists of exchange traded derivatives that are actively traded and are valued based on quoted prices for identical instruments in markets that are active.

50

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Separate account assets: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks: Consists of privately placed common and preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of U.S. government bonds and valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivative assets and liabilities: Consists of derivatives such as options and swaps; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value, except for separate accounts for single premium deferred annuities which are carried at the lower of amortized cost or fair value.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: The fair value for notes and interest payable and surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Short-term investments: Consists of U.S. Treasury securities that mature within one year from the date of purchase; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Common and preferred stocks: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees’ financial results, sales restrictions, or other items.

51

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Other invested assets: The fair value of other invested assets, primarily collateral loans, is based upon quoted market prices for similar assets with unobservable inputs. Other invested assets accounted for on the equity method are excluded from fair value disclosures.

Separate account assets and liabilities: Separate account assets are investments held for single premium deferred annuities and are carried at the lower of amortized cost or fair value. Valuations are based on internal models, which include unobservable inputs for similar assets in markets that may not be active.

Not Practicable to Estimate Fair Value

Contract loans: The Company believes it is not practicable to determine the fair value of contract loans since there is no stated maturity and they are often repaid by reductions to benefits.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc., CMIC, CUNA Mutual Insurance Agency, Inc., CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc., International Commons, Inc., MEMBERS Capital Advisors, Inc., CPI Qualified Plan Consultants, Inc., CUNA Mutual Financial Group, Inc., and CUNA Mutual Global Holdings, Inc. The following companies are also included in the consolidated federal income tax return of CMHC and were subsidiaries of CMHC through January 1, 2015: Producers Ag Insurance Group, Inc., Producers Agriculture Insurance Company, Producers Lloyds Insurance Company, Pro Ag Management, Inc., and Crop Hail Management, Inc. The consolidated federal income tax return of CMHC also included CMFG Life VT in 2014 and 2013.

The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense consists of the following for the years ended December 31:

	2015	2014	2013

Federal income tax expense (benefit) on operations	$42,717	$(1,993)	$7,638
Federal income tax expense on realized capital gains	27,446	32,102	3,256
Federal income tax expense (benefit) on surplus items	-	(24,594)	(5,791)

Federal income tax expense	$70,163	$5,515	$5,103

52

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The 2015 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2015	2014	Change

Adjusted gross deferred tax assets	$320,591	$308,163	$12,428
Total deferred tax liabilities	(111,835)	(113,164)	1,329

Net deferred tax asset (excluding nonadmitted)	$208,756	$194,999	13,757

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(12,645)

Change in net deferred income tax			$1,112

53

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The 2014 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2014	2013	Change

Adjusted gross deferred tax assets	$308,163	$290,746	$17,417
Total deferred tax liabilities	(113,164)	(80,578)	(32,586)

Net deferred tax asset (excluding nonadmitted)	$194,999	$210,168	(15,169)

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			30,243

Change in net deferred income tax			$15,074

The 2013 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2013	2012	Change

Total deferred tax assets	$290,746	$311,002	$(20,256)
Total deferred tax liabilities	(80,578)	(59,915)	(20,663)

Net deferred tax asset	$210,168	$251,087	(40,919)

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			29,450

Change in net deferred income tax			$(11,469)

54

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 35% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2015	2014	2013

Tax expense computed at federal corporate rate	$114,819	$48,668	$37,667
Dividends received deductions	(37,938)	(5,496)	(4,532)
Meals and entertainment	970	729	585
Foreign tax credit	(298)	(354)	(315)
Income tax expense (benefit) related to prior years	4,968	(4,087)	(4,694)
Nonadmitted assets	(8,313)	(20,733)	41
Surplus items	-	(24,594)	(5,791)
Nontaxable gain on merger	(2,884)	-	-
Nondeductible penalties	1,509	156	(558)
Interest maintenance reserve amortization	(4,016)	(5,275)	(5,897)
Statutory change in reserve valuation basis	-	1,043	-
Valuation allowance	(57)	-	-
Other	291	384	66

Total statutory income taxes	$69,051	$(9,559)	$16,572

Federal income tax expense	$70,163	$5,515	$5,103
Change in net deferred income tax	(1,112)	(15,074)	11,469

Total statutory income taxes	$69,051	$(9,559)	$16,572

55

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2015			December 31, 2014			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax
assets	$303,506	$17,164	$320,670	$292,760	$15,403	$308,163	$10,746	$1,761	$12,507
Statutory valuation
allowance
adjustment	-	(79)	(79)	-	-	-	-	(79)	(79)

Adjusted gross
deferred tax
assets	303,506	17,085	320,591	292,760	15,403	308,163	10,746	1,682	12,428

Deferred tax
assets nonadmitted	(14,575)	(71)	(14,646)	(17,314)	-	(17,314)	2,739	(71)	2,668

Admitted deferred
tax assets	288,931	17,014	305,945	275,446	15,403	290,849	13,485	1,611	15,096
Deferred tax
liabilities	(84,792)	(27,043)	(111,835)	(85,496)	(27,668)	(113,164)	704	625	1,329

Net admitted
deferred tax
assets	$204,139	$(10,029)	$194,110	$189,950	$(12,265)	$177,685	$14,189	$2,236	$16,425

The nonadmitted deferred tax asset decreased $2,668 in 2015 and $22,563 in 2014. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

56

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2015	2014	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$104,386	$106,367	$(1,981)
Investments	17	3,344	(3,327)
Deferred acquisition costs	52,187	48,880	3,307
Unearned revenue	13,416	13,626	(210)
Receivables - nonadmitted	49	-	49
Employee benefits	89,529	84,758	4,771
Miscellaneous nonadmitted assets	16,607	13,789	2,818
Policyholder dividends	12,729	13,032	(303)
Unrealized losses	6,956	-	6,956
Other	7,630	8,964	(1,334)

Subtotal ordinary deferred tax assets	303,506	292,760	10,746
Nonadmitted ordinary deferred tax assets	(14,575)	(17,314)	2,739

Admitted ordinary deferred tax asset	288,931	275,446	13,485

Capital deferred tax assets:
Investments	151	-	151
Receivable for future contingent payments	17,013	15,403	1,610

Subtotal capital deferred tax assets	17,164	15,403	1,761
Statutory valuation allowance adjustment	(79)	-	(79)
Nonadmitted capital deferred tax assets	(71)	-	(71)

Admitted capital deferred tax asset	17,014	15,403	1,611

Admitted deferred tax assets	305,945	290,849	15,096

Ordinary deferred tax liabilities:
Investments	(551)	-	(551)
Deferred and uncollected premiums	(55,989)	(51,247)	(4,742)
Tax method changes	(8,519)	(9,727)	1,208
Fixed assets and real estate	(5,856)	(9,328)	3,472
Prepaid expenses	(7,979)	(4,718)	(3,261)
Other	(5,898)	(10,475)	4,577

Total ordinary deferred tax liabilities	(84,792)	(85,495)	703

Capital deferred tax liabilities:
Investments	(22,639)	(19,100)	(3,539)
Unrealized gains	(4,404)	(8,569)	4,165

Subtotal capital deferred tax liabilities	(27,043)	(27,669)	626

Total deferred tax liabilities	(111,835)	(113,164)	1,329

Net admitted deferred tax asset	$194,110	$177,685	$16,425

57

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

		December 31, 2015			December 31, 2014			Change

		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Federal income taxes
	paid in prior years
	recoverable through
	loss carrybacks	$80,685	$7,764	$88,449	$34,215	$9,202	$43,417	$46,470	$(1,438)	$45,032
(b)	Adjusted gross
	deferred tax assets
	expected to be realized
	after application of the
	threshold limitation; the
	lesser of (i) or (ii):	105,661	-	105,661	134,268	-	134,268	(28,607)	-	(28,607)

	(i) Adjusted gross
	deferred tax assets
	expected to be
	realized following the
	balance sheet date	105,661	-	105,661	134,268	-	134,268	(28,607)	-	(28,607)

	(ii) Adjusted gross
	deferred tax assets
	allowed per limitation
	threshold	-	-	252,278	-	-	217,439	-	-	34,839
(c)	Adjusted gross
	deferred tax assets
	offset by gross
	deferred tax liabilities	102,585	9,250	111,835	106,963	6,201	113,164	(4,378)	3,049	(1,329)

Admitted deferred tax asset		$288,931	$17,014	$305,945	$275,446	$15,403	$290,849	$13,485	$1,611	$15,096

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2015	2014

Ratio percentage used to determine recovery period and threshold limitation amount (RBC reporting entity)	1125%	1039%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$1,681,853	$1,449,592

58

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company did not use tax planning strategies, including the use of reinsurance, in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets in 2015 and 2014.

Other Tax Items

As of December 31, 2015, for income tax purposes, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

The Company generally does not provide for U.S. deferred income taxes or foreign withholding taxes on the undistributed earnings of its non-U.S. affiliates and associated companies since the earnings are intended to be reinvested indefinitely. The total amount of undistributed earnings for which such taxes have not been provided is approximately $36,512 and $30,375 as of December 31, 2015 and 2014, respectively. The amount of unrecognized deferred tax liability associated with these earnings is approximately $7,795 and $6,385 as of December 31, 2015 and 2014, respectively.

Income taxes incurred in 2015, 2014 and 2013 of $74,508 and $15,417 and $156, respectively, are available for recoupment in the event of future losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2015	2014

Balance at January 1	$10,909	$5,613
Additions based on tax positions related to the current year	485	2,179
Additions for prior years’ tax position	423	3,117
Reductions for prior years’ tax position	(1,105)	-
Reductions for settlements	(500)	-

Balance at December 31	$10,212	$10,909

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2015 are revalued. Management does not anticipate a material change to the Company’s tax contingencies position during 2016.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the consolidated statutory basis statements of operations. During the years ended December 31, 2015, 2014, and 2013 the Company recognized additions of $309, and CMFG Life recognized additions of $712, and $298 in interest and penalties, respectively. The Company had accrued $2,676 and CMFG Life had accrued $2,360 for the payment of interest and penalties at December 31, 2015 and 2014, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC and files income tax returns in various foreign jurisdictions. The Company is also included in income tax returns filed in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before 2008.

59

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 6: Related Party Transactions

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly.

Significant amounts due to/from affiliates are shown in the following table:

	2015	2014

Due to Company:
CUMIS Insurance Society, Inc.	$9,880	$21,633
CUNA Mutual Investment Corporation	951	16,459
CUNA Mutual Insurance Agency, Inc.	10,583	11,234
CUNA Brokerage Services, Inc.	1,283	2,455
CPI Qualified Plan Consultants	2,225	1,485
TruStage Insurance Agency, LLC	4,818	9,783
All other affiliates	5,340	236

Total	$35,080	$63,285

Due from Company:
CUMIS VT	$42,997	$-
MEMBERS Capital Advisors, Inc.	1,556	856
CMFG Life Insurance Company	-	1,922
MEMBERS Life Insurance Company	-	1,695
All other affiliates	54	324

Total	$44,607	$4,797

CMFG Life allocated expenses of $475,775, $446,905 and $262,639 to its subsidiaries in 2015, 2014 and 2013, respectively.

The Company hires MEMBERS Capital Advisors, Inc. (“MCA”) for investment advisory services. MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $18,940 in 2015 and CMFG Life recorded MCA investment management fees totaling $18,017 and $20,968 for 2014 and 2013, respectively. Subsidiaries of the Company recorded MCA investment management fees of $3,427 and $3,098 and $3,335 in 2015, 2014 and 2013, respectively.

CMFG Life declared and paid $1,000 in stockholder dividends to its parent in 2013. There were no stockholder dividends in 2015 or 2014. CMFG Life made a capital contribution to CMIC of cash of $15,000 in 2015. CMFG Life also received cash dividends of $100,000 from CMIC in 2015. There were no cash dividends in 2014 or 2013.

The Company enters into reinsurance agreements with various related parties. See Note 7 – Reinsurance.

During 2015 and 2014, the Company had notes payable to CUMIS Vermont of up to $50,000. The Company had $42,997 notes payable to CUMIS Vermont outstanding as of December 31, 2015. No notes payable were outstanding as of December 31, 2014.

60

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company is party to an unsecured line of credit agreement with CMG Student Lending Services, LLC (“CMG SLS”) whereby the Company advances funds up to $100,000 at the three-month London InterBank Offered Rate (“LIBOR”) plus 100 basis points. CMG SLS is a downstream affiliate of the Company. At December 31, 2015 and 2014, there was an outstanding balance of $10,636 and $13,664 with accrued interest of $1,547 and $1,385, respectively. During 2015, 2014 and 2013, the Company recorded interest income of $163, $196 and $236, respectively.

MEMBERS Life utilizes CUNA Brokerage Services, Inc. (“CBSI”), which is 100% owned by CMIC, to distribute its single premium deferred annuity and recorded a commission for this service of $23,072 in 2015, which is included in insurance taxes, licenses, fees and commissions. CMFG Life utilizes CBSI to distribute annuities and recorded a commission for this service of $3,880, $4,274 and $7,493 in 2015, 2014 and 2013, respectively, which are in insurance taxes, licenses, fees and commissions in 2015 and included in general insurance expenses in 2014 and 2013.

On January 1, 2014 the Company transferred substantially all of its investments in its limited partnerships to MCA Fund I and MCA Fund II and received an interest in each fund. See Note 3, Investments - Limited Partnerships, for additional information on this transaction.

Effective February 5, 2014 and December 31, 2013, the Company transferred the sponsorship of its qualified defined benefit pension plans for represented and non-represented employees, respectively, to CMFG, the Company’s immediate parent. The Company has no ongoing obligation to the plans but may be allocated expense from CMFG for its employees’ participation in the plans.

CMFG Life and CMFG Life VT had been parties to a reinsurance agreement. The agreement was commuted on November 30, 2015 (see Note 7 Reinsurance) and subsequently, CMFG Life VT merged into CMFG Life. The merger was accounted for as a non-reciprocal transfer and inter-company activity in 2015 was reversed and reflected in the financial statements as if the merger occurred January 1, 2015.

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure and to exit certain products. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also utilizes reinsurance to meet its overall financial and capital objectives.

The Company had entered into modified coinsurance agreements with unrelated parties that ceded 95% of its in-force reserves of certain life insurance business sold by direct mail not including new business. In 2014, the Company terminated and recaptured these agreements.

Effective January 1, 2013, CMFG Life entered into an agreement with its affiliate, MEMBERS Life, to assume 100% of its single premium deferred annuity product. CMFG Life pays a commission equal to 100% of MEMBERS Life actual expenses incurred for this business. Effective October 31, 2012 CMFG Life entered into an agreement with MEMBERS Life to assume 95% of its life and accident and health closed block of business. CMFG Life pays a commission equal to 95% of MEMBERS Life actual expenses incurred for this block of business. On September 30, 2015, the agreement was amended and MEMBERS Life now cedes 100% of its insurance policies in force to CMFG Life and is reimbursed 100% for expenses incurred in the provision of policyholder and benefit payments services, and insurance taxes and charges going forward. These agreements are eliminated in the 2015 consolidated financial statements.

On December 31, 2012, CMFG Life entered into a coinsurance and modified coinsurance agreement with CMFG Life VT to cede 100% of its variable annuity business. The separate account assets remained in the separate account. The net activity was ceded to CMFG Life VT. As part of the agreement, the Company had been required to manage certain assets according to guidelines contained in the agreement (see Note 3- Investments,

61

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Assets Designated). CMFG Life commuted this agreement on November 30, 2015 and recaptured the ceded reserves associated with the reinsurance agreement as if the commutation occurred January 1, 2015, pursuant to the post-commutation merger of CMFG Life VT into CMFG Life, as described in Note 1. CMFG Life is no longer required to designate certain assets for this agreement. The commutation had no impact on surplus or net income.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2015, 2014 and 2013.

	2015	2014	2013

Premiums earned:
Direct	$2,929,275	$2,618,770	$2,363,861
Assumed from affiliates	566	255,344	92,785
Assumed from non-affiliates	889	884	913
Ceded to affiliates	228,611	(284,252)	(344,194)
Ceded to non-affiliates	(11,713)	(78,770)	(143,926)

Premiums earned, net of reinsurance	$3,147,628	$2,511,976	$1,969,439

Benefits and surrender expenses:
Direct	$2,527,146	$3,256,267	$2,282,026
Assumed from affiliates	-	5,899	4,497
Assumed from non-affiliates	679	397	392
Ceded to affiliates	13	(1,267,495)	(699,166)
Ceded to non-affiliates	(11,990)	(59,033)	(97,926)

Benefits and surrender expenses, net of reinsurance	$2,515,848	$1,936,035	$1,489,823

Increase in policy reserves:
Direct	$136,049	$34,424	$209,049
Assumed from affiliates	-	(1,281)	(942)
Ceded to affiliates	228,597	4,828	(1,286)
Ceded to non-affiliates	(7,215)	(8,352)	(9,733)

Increase in policy reserves, net of reinsurance	$357,431	$29,619	$197,088

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $170,750 in 2015 and $397,813 in 2014.

62

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 8: Liability for Claim Reserves

Activity in the liability for accident and health claim reserves, including an allowance for the cost of investigating and settling losses, which is included in the liabilities for policy reserves and policy and contract claims is summarized as follows:

	2015	2014

Balance as of January 1, net of reinsurance recoverables of $9,445 and $9,390	$367,531	$372,018

Incurred related to:
Current year	220,674	227,883
Prior years	(25,637)	(20,457)

Total incurred	195,037	207,426

Paid related to:
Current year	70,758	74,013
Prior years	128,067	137,900

Total paid	198,825	211,913

Balance as of December 31, net of reinsurance
recoverables of $9,211 and $9,445	$363,743	$367,531

For accident and health products, the 2015 and 2014 decreases in prior year incurred losses primarily relate to favorable development on credit disability insurance reserves due to lower losses than expected driven by lower frequency and severity.

63

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 9: Annuity Reserves and Deposit Liabilities

The withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, which are reported as policy reserves on annuity contracts and liability for deposit type contracts are shown in the tables below:

		Separate	Separate
	General	Account with	Account		% of
December 31, 2015	Accounts	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,396,571	$872,947	$-	$3,269,518	36.8%
At book value less surrender
charge of 5% or more	638,748	-	-	638,748	7.2%
At fair value	-	-	2,855,958	2,855,958	32.1%

Total with adjustment or
at fair value	3,035,319	872,947	2,855,958	6,764,224	76.1%
At book value with minimal or
no charge adjustment	1,162,447	-	-	1,162,447	13.1%
Not subject to
discretionary withdrawal	961,088	-	3,118	964,206	10.8%

Gross annuity reserves and
deposit liabilities	5,158,854	872,947	2,859,076	8,890,877	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$5,158,854	$872,947	$2,859,076	$8,890,877

64

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

		Separate	Separate
	General	Account with	Account		% of
December 31, 2014	Accounts	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,607,828	$329,540	$-	$2,937,368	32.2%
At book value less surrender
charge of 5% or more	445,012	-	-	445,012	4.9%
At fair value	-	-	3,630,270	3,630,270	39.8%

Total with adjustment or
at fair value	3,052,840	329,540	3,630,270	7,012,650	76.9%
At book value with minimal or
no charge adjustment	1,318,689	-	-	1,318,689	14.5%
Not subject to
discretionary withdrawal	790,401	-	3,313	793,714	8.7%

Gross annuity reserves and
deposit liabilities	5,161,930	329,540	3,633,583	9,125,053	100.0%
Reinsurance ceded	225,429	-	-	225,429

Total annuity reserves and
deposit liabilities	$4,936,501	$329,540	$3,633,583	$8,899,624

Note 10: Statutory Financial Data and Dividend Restrictions

Risk based capital requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. At December 31, 2015 and 2014, CMFG Life’s and MEMBERS Life’s adjusted surplus exceeds the minimum action level requirements.

CMFG Life and its downstream insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $228,339 in stockholder dividends in 2016 without the approval of the Insurance Department. MEMBERS Life could pay $2,111 in stockholder dividends in 2016 without the approval of the Insurance Department. CMFG Life has two indirect wholly-owned insurance subsidiaries that could pay an aggregate of $116,820 in stockholder dividends in 2016 without regulatory approval. CMFG Life owns one indirect captive insurer whereby all dividends require regulatory approval.

65

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

	2015	2014

Line of credit - Federal Home Loan Bank	$350,030	$190,015
Loan participation	4,407	4,685

Total notes and interest payable	$354,437	$194,700

CMFG Life Insurance Company – Line of Credit – Federal Home Loan Bank

The Company has borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines (“FHLB”) that were entered into in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company is entitled to borrow from the FHLB if the Company purchases FHLB restricted stock and provides securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company’s FHLB stock ownership, with an overall limitation based on 30% of the Company’s statutory assets. Interest on borrowings was calculated daily at floating rates that ranged from 0.23% to 0.46% in 2015, 0.21% to 0.35% in 2014 and 0.20% to 0.35% in 2013. Payments are due on the line of credit at various dates through 2016 with options of renewal available. As of December 31, 2015 and 2014, the Company owned $24,000 and $17,600 of FHLB restricted common stock, respectively. The Company had $423,890 and $214,636 of pledged securities at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, the Company had outstanding borrowings of $350,030 and $190,015, respectively.

CUNA Mutual Financial Group, Inc. – Line of Credit – Wells Fargo Bank

In June 2015, CMFG, CMFG Life, CUMIS and certain other affiliates entered into a $250,000 five year unsecured revolving credit facility agreement with Wells Fargo Bank, National Association and other lenders. Under the new facility, the unused fee was assessed at 0.20% at December 31, 2015. Interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.25% to 1.75% based on CMFG’s debt to capital ratio. CMFG is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory risk-based capital ratios. CMFG, CMFG Life and CUMIS were in compliance with these covenants at December 31, 2015. As of December 31, 2015 there were no outstanding borrowings under the facility. The facility expires in June 2020. CMFG designated up to $50,000 from the line of credit to be used to fund the capital needs of certain subsidiaries in the event that the subsidiaries need additional capital to meet regulatory minimums. These requirements were released in 2015 and accordingly, the entire $250,000 line of credit was available for general corporate purposes.

CUNA Mutual Financial Group, Inc. – Line of Credit – JP Morgan Chase Bank

CMFG Life entered into a $200,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank and other lenders in 2010. In June 2012, the facility was renewed with borrowing capacity of $300,000 and reassigned to CMFG Life’s parent company, CMFG. CMFG Life and other subsidiaries were designated as borrowers under the new agreement. CMFG terminated the JP Morgan Chase Bank unsecured revolving credit facility agreement in June 2015. Under the terminated facility, the unused fee was assessed at 0.20% at December 31, 2014 and 2013, and the fee was paid by CMFG. Under the terminated facility, interest amounts were calculated based on certain benchmark interest rates plus a spread that ranges from 1.375% to 1.75% based on CMFG’s debt to capital ratio. CMFG was required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS were

66

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

required to comply with minimum statutory risk-based capital ratios. CMFG, CMFG Life, and CUMIS were in compliance with these covenants at December 31, 2014. As of December 31, 2014, there were no outstanding borrowings under the JP Morgan Chase facility. CMFG designated up to $95,000 from the line of credit to be used to fund the capital needs of certain subsidiaries in the event that the subsidiaries need additional capital to meet regulatory minimums. Accordingly, $205,000 of the line of credit was available for general corporate purposes.

CMFG Life Insurance Company – Loan Participation

In 2013, the Company sold an interest in a mortgage loan to an unaffiliated entity, which has been accounted for as a secured borrowing. The Company’s ongoing participation with the interest sold includes providing certain management and administrative services, including appointing and delegating the loan servicer.

The interest sold is included in mortgage loans in the consolidated statutory basis statement of admitted assets, liabilities and capital and surplus. The cash flows relate to interest and principal payments received from the borrower on the original mortgage loan, less servicing fees and are paid to the counterparty in accordance with the terms of the underlying agreement. Notwithstanding this accounting treatment, the mortgage loan asset that collateralizes the note payable supplies the cash flow to pay principal and interest to the note holder, and the interest in the mortgage loan sold is not available to general creditors of the Company.

Note 12: Surplus Notes

The 8.5% $85,000 surplus notes, issued in 2010, are due in July 2030. Interest on the notes is payable semi-annually. The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2015, CMFG Life was in compliance with these covenants.

A request for payment of surplus note interest due January 2016 was submitted to the Insurance Department and approval was granted in 2016. Since the approval was in 2016, there is no accrual at December 31, 2015. CMFG Life incurred and paid interest of $7,225 in 2015, 2014 and 2013.

67

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 13: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2015	2014

Limited partnerships	$529,303	$485,361
Investment in affiliated LLC	42,280	57,871
Mortgage loans	40,280	23,840
Private placements	7,000	14,000
Bank loans	136	737

Total investment commitments	$618,999	$581,809

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Investment in affiliated LLC commitments generally represents commitments to fund the LLC’s acquisition of financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

68

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company has the following minimum operating lease payments as of December 31, 2015.

Future Minimum
Operating
Lease Payments

2016	$16,881
2017	6,589
2018	4,778
2019	1,357

Total minimum lease payments	$29,605

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $10,487, $9,309 and $9,775 in 2015, 2014 and 2013, respectively.

In December 2013, the Company entered into sale leaseback transactions with an unrelated party to sell and leaseback software. The Company had entered into similar sale leaseback transactions with software and equipment in 2012 and 2011. The lease term for software is for 4 years with annual lease payments of $1,028, $2,429, and $1,904 for the leases beginning in 2013, 2012, and 2011, respectively. The lease term for the equipment is 5 years with annual lease payments of $2,459. At the end of each year of each lease, the Company has the option of purchasing the software and equipment at a predetermined percentage of the original sale price.

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2015 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $5,254 and CMFG Life established a liability of $5,413 at December 31, 2015 and 2014, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $4,380 and CMFG Life established an asset of $4,671 as of December 31, 2015 and 2014, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

69

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2015	2014

Creditable guaranty fund assessments paid	$1,968	$1,427
Creditable guaranty fund assessments accrued	4,671	3,621

Balance as of January 1	6,639	5,048

Decreases:
Premium tax offset applied	538	396
Accrued Assessments	291	-

Total decreases	829	396

Increases:
Creditable guaranty fund assessments paid	349	937
Accrued assessments	-	1,050

Total increases	349	1,987

Creditable guaranty fund assessments paid	1,779	1,968
Creditable guaranty fund assessments accrued	4,380	4,671

Balance as of December 31	$6,159	$6,639

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company.

70

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

CMFG Life had noncontributory defined benefit pension plans that covered most full time employees. Retirement benefits were provided using either a traditional or cash balance formula. The traditional formula provided benefits based on compensation and years of service. The cash balance formula utilized notional accounts that credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applied to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement (“non-represented employees”) and September 1, 2005 for employees covered under a collective bargaining agreement (“represented employees”). Pursuant to a collective bargaining agreement (“the Agreement”) executed on May 3, 2013 the traditional formula portion of the pension plan for represented employees was frozen as of December 31, 2015. As a result of the Agreement, an $8,683 decrease in accrued pension and postretirement liability was recognized through surplus in 2013 and is shown in the table below. Benefits vested according to plan schedules. The Company’s policy was to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974.

Effective January 1, 2013, the Company adopted SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP No. 102”), and SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP No. 92”). Under these standards, future obligations due to non-vested participants are required to be included in benefit obligations. These SSAPs also require the Company’s surplus, as reported on the statement of admitted assets, liabilities, and capital and surplus, to fully reflect the net liability related to the plans’ projected benefit obligations, reduced by the fair value of any plan assets, including unrecognized net experience losses and prior service costs. The Company elected to recognize the impact into surplus over a transition period not to exceed ten years as provided under the standards. As of December 31, 2013, $53,774 and $13,729, related to pension and other postretirement benefits, respectively, was recognized in unassigned surplus. Beginning in 2014, the Company’s remaining transition liability related to other postretirement benefits of $11,085, will be recognized in unassigned surplus on a systematic basis, consistent with the transition rules described in the guidance, over a four-year period. In 2015 and 2014, $4,881 and $3,485, respectively, of the transition liability was recognized in unassigned surplus. The remaining transition liability of $2,718 will be recognized over the next two years.

Effective December 31, 2013, the Company transferred the sponsorship of its qualified defined benefit pension plan for non-represented employees to CMFG, the Company’s immediate parent. The Company has no ongoing obligation to the plan but expects to contribute to the annual cost. There were $16,000, $36,300 and $16,000 of expenses recorded in general insurance expenses related to this plan in 2015, 2014 and 2013, respectively, in addition to the net periodic benefit costs.

Effective February 5, 2014, the Company transferred the sponsorship of its qualified defined benefit pension plan for represented employees to CMFG. The Company made a contribution to the plan prior to the transfer and has no ongoing obligation to the plan but expects to contribute to the annual cost. There were $14,000 and $16,450 of expenses recorded in general insurance expenses related to this plan in 2015 and 2014, respectively, in addition to the net periodic benefit costs. The liability and the associated taxes related to the plan were transferred to CMFG on February 1, 2014, resulting in an increase to paid-in capital of $13,495 net of tax of $7,267.

The remaining pension benefit obligation relates to certain employees and directors also eligible for non-qualified defined benefit plans. The Company has postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. As of January 1, 2016, pursuant to the Agreement above, retirement medical subsidies will be eliminated for all future retirees who do not meet certain age, years of service and/or employment status criteria. As a result of the Agreement, a $1,091 curtailment loss was recognized in general insurance expenses in 2013.

71

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations, the fair value of assets, and the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Reconciliation of benefit obligation
Obligations at January 1	$41,343	$206,316	$69,274	$58,322

Service cost	583	877	1,818	1,103
Interest cost	2,026	2,567	3,088	3,101
Actuarial loss (gain)	(1,795)	3,811	(2,542)	7,923
Benefit payments	(2,679)	(2,448)	(1,998)	(1,175)
Transfer pension plan sponsorship to parent	–	(169,780)	–	–
Other	–	–	413	–

Total benefit obligation at December 31	$39,478	$41,343	$70,053	$69,274

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Reconciliation of fair value of plan assets

Fair value of plan assets at January 1	$–	$147,768	$8,420	$8,219
Actual return on plan assets	–	–	(204)	201
Employer contributions	2,679	3,698	1,998	1,175
Transfer pension plan sponsorship to parent	–	(149,018)	–	–
Benefit payments	(2,679)	(2,448)	(1,998)	(1,175)

Fair value of plan assets at December 31	$–	$–	$8,216	$8,420

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Funded status

Funded status at December 31	$(39,478)	$(41,343)	$(61,838)	$(60,855)
Deferred surplus	–	–	7,600	11,085
Recognize deferred surplus	–	–	(4,881)	(3,485)

Accrued benefit asset (liability)	$(39,478)	$(41,343)	$(59,119)	$(53,255)

72

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides items not yet recognized as a component of net periodic cost.

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Net prior service cost (benefit)	$(643)	$(841)	$10,527	$13,636
Net actuarial gain	10,828	13,495	722	2,493

Balance, December 31,	$10,185	$12,654	$11,249	$16,129

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2016 for the non-qualified pension plans are $618 and $198, respectively. The estimated prior service cost that will be amortized for the other postretirement benefit plans is $3,523. There is no anticipated estimated amortization of actuarial loss or unrecognized transition obligation that will be amortized in 2016.

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations, including assumptions for future salary increases. The accumulated benefit obligation (“ABO”) is similar to the PBO but without an assumption for future salary increases.

The ABO for pension plans was $36,898 and $39,033 at December 31, 2015 and 2014, respectively.

73

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2015	2014	2013	2015	2014	2013

Service cost	$583	$877	$11,514	$1,818	$1,103	$1,408
Interest cost	2,026	2,567	34,514	3,088	3,101	2,777
Expected return on plan assets	–	(855)	(45,209)	(567)	(563)	(610)
Amortization of prior service cost	(198)	(197)	(890)	3,523	3,485	3,591
Amortization of net unrecognized
transition obligation	–	–	101	–	–	93
Amortization of net unrecognized
(gain) loss	848	654	23,247	–	–	1,091

Net periodic benefit cost	$3,259	$3,046	$23,277	$7,862	$7,126	$8,350

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Weighted average assumptions
at December 31 for benefit cost:
Discount rate	4.5%	5.2%	4.5%	5.4%
Rate of compensation increase	4.8%	4.8%	3.4%	3.9%
Expected long-term rate
of return on plan assets	–	–	6.7%	6.9%

Weighted average assumptions
at December 31 for obligation:
Discount rate	4.8%	4.5%	4.9%	4.5%

For measurement purposes, a 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 4.3% for 2071 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (or decrease) the accumulated other postretirement benefit obligation as of December 31, 2015 by $4,281 (or $4,033) and the annual net periodic other postretirement benefit cost for the year then ended by $233 (or $222).

In determining the discount rate for the year ended December 31, 2015 and 2014, the Company used a hypothetical bond portfolio of actual AA rated securities matching the expected monthly benefits. In determining the expected long term rate of return on plan assets, the Company used the current investment allocation applied to a long term historical indexed rate of return for these asset classes.

74

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

		Other	Other	Other
		Benefits	Benefits	Benefits
	Pension	Before	Medicare	After
	Benefits	Subsidy	Subsidy	Subsidy

Estimated future benefit payments:
2016	$2,594	$2,451	$(45)	$2,406
2017	2,649	2,957	(62)	2,895
2018	2,595	3,470	(72)	3,398
2019	2,601	3,962	(90)	3,872
2020	2,629	4,493	(109)	4,384
2020-2024	13,377	24,693	(869)	23,824

The Company anticipates remitting $30,000 in 2016 to CMFG for CMFG’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For other postretirement benefits, the employer contribution will be equivalent to the estimated 2016 benefits.

Postretirement Benefit Plan Assets

The Company maintains investments in mutual funds that invest in domestic large-cap and investment grade corporate bond mutual funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk. The Company invests its postretirement benefit plans assets with the goal of meeting its short and long term obligations.

75

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

CMFG Life’s postretirement benefit plan asset allocation at December 31, 2015 and 2014 by asset category, as a percentage of plan assets, and the target allocation, are shown below:

			2016 Target
Asset Category	2015	2014	Allocation

Mutual funds with debt securities	98.8%	98.9%	100.0%
Cash equivalents	1.2	1.1	–

Total	100.0%	100.0%	100.0%

The fair value of the Company’s postretirement benefit plan assets by asset category at December 31, 2015 are presented in the following table.

Plan Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$99	$–	$–	$99
Mutual funds with debt securities	8,117	–	–	8,117

Total plan assets at fair value	$8,216	$–	$–	$8,216

The fair value of the Company’s postretirement benefit plan assets by asset category at December 31, 2014 are presented in the following table.

Plan Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$93	$–	$–	$93
Mutual funds with debt securities	8,327	–	–	8,327

Total plan assets at fair value	$8,420	$–	$–	$8,420

A summary of valuation techniques for classes of pension plan assets by fair value hierarchy level are as follows:

Level 1 Measurements
Cash Equivalents: Consists of money market mutual funds; valuation is based on the closing price as of the balance sheet date.

Mutual funds with debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

76

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Other Postemployment Benefits

The Company has a plan to provide severance pay and continuation of certain life and health benefits during the severance period to qualifying inactive or former employees. The Company also provides certain life and health benefits to employees in disability status. The liability for these other postemployment benefits was $9,594 and $7,803 at December 31, 2015 and 2014, respectively. Such costs are recognized during an employee’s service years if certain requirements are met. The amount charged to expense was $6,540, $4,138 and $1,948 in 2015, 2014 and 2013, respectively.

Defined Contribution Plans

The Company sponsors defined contribution thrift and savings plans for certain full-time and part-time employees of participating employers who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals and this match is vested according to plan schedules. Company contributions for these plans were $16,669, $13,585 and $13,009 for the years ended December 31, 2015, 2014 and 2013, respectively.

Deferred Compensation Plans

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $71,675 and $70,349 as of December 31, 2015 and 2014, respectively, and is included in the liability for employee retirement plans in the accompanying consolidated statutory basis statement of admitted assets, liabilities and capital and surplus.

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2015	2014

Nonadmitted assets:
Net deferred tax asset	$(14,646)	$(17,314)
Electronic data processing equipment and software	(45,966)	(28,732)
Furniture and equipment	(2,044)	(2,608)
Prepaid expenses	(36,203)	(25,273)
Contingent receivable	(50,807)	(52,045)
Other	(15,404)	(15,111)

Total nonadmitted assets	$(165,070)	$(141,083)

77

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2015		2014

		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$36,065	$14,486	$35,114	$11,408
Ordinary renewal	90,226	75,079	63,812	56,587
Credit life	16,534	16,534	16,132	16,131
Group life	81,823	73,564	90,373	83,463
Accident and health	28,480	28,891	27,251	27,251
Nonadmitted receivables	(810)	(810)	(505)	(505)

Total	$252,318	$207,744	$232,177	$194,335

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading exclude the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 17: Separate Accounts

Separate accounts held by the Company represent funds that are invested to support its obligations under variable annuity and single premium deferred annuity contracts and variable universal life policies. The assets of the separate accounts are carried at fair value, with the exception of the assets for the single premium deferred annuity contracts, which are carried at the lower of amortized cost or fair value. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding the Company’s prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $77,540 and $38,828 as of December 31, 2015 and 2014, respectively. The general account paid $371, $371 and $232 in 2015, 2014 and 2013, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $6,004, $6,143 and $6,008 in 2015, 2014 and 2013, respectively.

78

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2015		2014

	Indexed		Indexed
	with	Non-	with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Reserves with assets held:
At fair value	$10,133	$3,057,150	$21,883	$3,848,799
At amortized cost	862,814	–	307,657	–

Total	$872,947	$3,057,150	$329,540	$3,848,799

Reserves with assets subject to
discretionary withdrawal:
At fair value	$10,133	$3,054,032	$21,883	$3,845,486
With fair value adjustment	862,814	–	307,657	–
At book value without fair value adjustment and
with current surrender charge less than 5%	–	–	–	–
Not subject to discretionary withdrawal	–	3,118	–	3,313

Total	$872,947	$3,057,150	$329,540	$3,848,799

The fair value of separate account assets held at amortized cost was $684,132 and $306,769 at December 31, 2015 and 2014, respectively. The unrealized gain (loss) on the assets held was ($4,274) and $ 8,190 at December 31, 2015 and 2014, respectively.

79

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table shows the premiums and deposits (withdrawals) for contracts recorded in the separate accounts for the years ended December 31:

	2015		2014

	Indexed with	Non-	Indexed with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Non-guaranteed premiums, considerations and
deposits received for separate account policies	$595,566	$216,050	$252,046	$292,970

Total	$595,566	$216,050	$252,046	$292,970

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2015		2014

	Indexed with	Non-	Indexed with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Transfers to separate accounts	$595,566	$215,782	$252,046	$293,262
Transfers from separate accounts	(7,704)	(1,003,779)	(1,369)	(1,321,295)
Valuation adjustment	-	(59)	-	13

Net transfers to (from) separate accounts	$587,862	$(788,056)	$250,677	$(1,028,020)

Note 18: Subsequent Events

The Company evaluated subsequent events from December 31, 2015 through March 24, 2016, the date the consolidated statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying financial statements.

80

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Supplemental Schedules
December 31, 2015

Supplemental Schedules

81

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus
December 31, 2015
(000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$7,443,281	$12,698	$–		$7,455,979
Investments in affiliates	1,017,341	–	(21,111	)A	996,230
Common stocks - unaffiliated	35,191	–	–		35,191
Preferred stocks	16,215	–	–		16,215
Mortgage loans	1,518,722	–	–		1,518,722
Real estate occupied by the Company,
at cost less accumulated depreciation	73,687	–	–		73,687
Real estate held for production of income,
at cost less accumulated depreciation	7,326	–	–		7,326
Contract loans	102,897	–	–		102,897
Derivatives	17,419	–	–		17,419
Other invested assets	629,877	–	–		629,877
Receivable for securities sold	641	–	–		641
Cash, cash equivalents
and short-term investments	57,963	17,092	–		75,055

Total cash and invested assets	10,920,560	29,790	(21,111)		10,929,239
Premiums in the course of collection	207,723	21	–		207,744
Accrued investment income	85,741	134	–		85,875
Federal income taxes recoverable	1,693	528	–		2,221
Net deferred tax asset	193,913	197	–		194,110
Amounts due from reinsurers	4,564	5,942	(8,593	)C	1,913
Electronic data processing equipment -
at cost, less accumulated depreciation	3,593	–	–		3,593
Receivables from affiliates	35,032	807	(759	)B	35,080
Other assets	10,404	6	–		10,410
Separate account assets	4,012,697	–	–		4,012,697

Total admitted assets	$15,475,920	$37,425	$(30,463)		$15,482,882

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate affiliated intercompany reinsurance agreements.

82

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus, continued
December 31, 2015
(000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Liabilities:
Policy reserves
Life insurance and annuity contracts	$7,049,156	$–	$(1	) C	$7,049,155
Accident and health contracts	799,282	–	–		799,282
Liability for deposit-type contracts	363,896	–	–		363,896
Policy and contract claims	95,239	–	(329)		94,910
Dividends payable to policyholders	24,752	–	–		24,752
Advance premium and experience refunds	88,956	–	–		88,956
Reinsurance payable	1,469	2,650	(3,158	) C	961
Interest maintenance reserve	49,766	–	–		49,766
Liability for employee retirement plans	179,866	–	–		179,866
Amount held for others	12,643	72	(5,105	) C	7,610
Payable to affiliates	42,885	2,481	(759	) B	44,607
Commissions, expenses, taxes,
licenses, and fees accrued	197,577	388	–		197,965
Notes and interest payable	354,437	–	–		354,437
Asset valuation reserve	344,345	4	–		344,349
Derivatives	7,745	–	–		7,745
Payable for securities purchased	7,501	–	–		7,501
Other liabilities	22,068	10,719	–		32,787
Transfers to separate accounts	(36,805)	–	–		(36,805)
Separate account liabilities	4,012,697	–	–		4,012,697

Total liabilities	13,617,475	16,314	(9,352)		13,624,437

Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000	) A	7,500
Paid-in capital	62,837	10,500	(10,500	) A	62,837
Surplus notes	85,000	–	–		85,000
Unassigned surplus	1,703,108	5,611	(5,611	) A	1,703,108

Total capital and surplus	1,858,445	21,111	(21,111)		1,858,445

Total liabilities and capital and surplus	$15,475,920	$37,425	$(30,463)		$15,482,882

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate affiliated intercompany reinsurance agreements.

83

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Operations
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated

Income
Premiums and other considerations
Life and annuity contracts	$2,575,361	$(1,207)	$–		$2,574,154
Accident and health contracts	534,833	(1)	–		534,832
Supplementary contracts	38,642	–	–		38,642
Net investment income	512,682	317	–		512,999
Reinsurance commissions	1,596	36,831	(36,831	)C	1,596
Commission and fee income	63,042	1	–		63,043
Other income	25,214	3,730	–		28,944

Total income	3,751,370	39,671	(36,831)		3,754,210

Benefits and expenses
Death and annuity benefits	454,577	64	–		454,641
Disability and accident and health benefits	200,152	(1)	–		200,151
Interest on deposit-type contracts	11,078	(1)	–		11,077
Other benefits to policyholders and beneficiaries	2,192	–	–		2,192
Surrender benefits	1,812,030	22	–		1,812,052
Payments on supplementary contracts
with life contingencies, interest and
policy or deposit-type contract
funds, and group conversions	35,735	–	–		35,735
Increase in policy reserves-life and annuity contracts
and accident and health insurance	358,767	(1,336)	–		357,431
General insurance expenses	701,006	9,868	–		710,874
Insurance taxes, licenses, fees, and commissions	93,136	28,535	(36,831	)C	84,840
Net transfers to (from) separate accounts	(200,194)	–	–		(200,194)

Total benefits and expenses	3,468,479	37,151	(36,831)		3,468,799

Income before dividends to policyholders, federal
income tax expense and net realized capital ga	282,891	2,520	–		285,411
Dividends to policyholders	24,479	–	–		24,479

Income before federal income tax expense
and net realized capital gains	258,412	2,520	–		260,932
Federal income tax expense	41,201	1,516	–		42,717

Income before net realized capital gains
Net realized capital gains, excluding gains transferred	217,211	1,004	–		218,215
to IMR, net of tax expense (benefit)	39,001	108	–		39,109

Net income	$256,212	$1,112	$–		$257,324

C.	To eliminate affiliated intercompany reinsurance agreements.

84

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Changes in Capital and Surplus
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Balance at the beginning of year	$1,632,876	$18,365	$(18,365)		$1,632,876

Additions (deductions):
Net income	256,212	1,112	–		257,324
Change in unrealized capital gains, net of tax	15,479	–	(2,746	) A	12,733
Change in unrealized foreign exchange
capital gain (loss),	(2,789)	–	–		(2,789)
Change in asset valuation reserve	1,030	1	–		1,031
Change in net deferred income tax	(25,613)	82	–		(25,531)
Change in nonadmitted assets	(20,618)	1,551	–		(19,067)
Miscellaneous expense	431	–	–		431
Change in pension liablity, net of tax	1,437	–	–		1,437

Net additions	225,569	2,746	(2,746)		225,569

Balance at the end of the year	$1,858,445	$21,111	$(21,111)		$1,858,445

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.

85

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated

Cash from operating activities
Premiums and other considerations	$2,903,345	$203	$(1,368	) C	$2,902,180
Net investment income received	510,597	325	–		510,922
Reinsurance commissions	1,596	42,168	(36,831	) C	6,933
Other income	74,992	–	–		74,992
Policy and contract benefits and dividends paid	(2,525,873)	(3,289)	1,875	C	(2,527,287)
Operating expenses paid	(720,477)	(36,988)	36,831	C	(720,634)
Federal income taxes received (paid)	(48,321)	(169)	–		(48,490)
Net transfers (to) from separate accounts	194,093	–	–		194,093

Net cash provided by operating activities	389,952	2,250	507		392,709

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	680,085	8,973	–		689,058
Stocks	62,092	–	–		62,092
Mortgage loans	154,722	–	–		154,722
Real estate	6,650	–	–		6,650
Other invested assets	64,286	–	–		64,286
Net change in receivables from securities sold	2,005	–	–		2,005
Miscellaneous proceeds	40,846	15	–		40,861

Total investment proceeds	1,010,686	8,988	–		1,019,674

Cost of investments acquired
Bonds and notes	1,120,279	8,760	–		1,129,039
Stocks	40,128	–	–		40,128
Mortgage loans	232,055	–	–		232,055
Real estate	5,735	–	–		5,735
Other invested assets	139,529	–	–		139,529
Miscellaneous applications	11,817	–	–		11,817

Total investments acquired	1,549,543	8,760	–		1,558,303

Net decrease in contract loans	–	(197)	–		(197)

Net cash provided by (used in) investing activities	(538,857)	425	–		(538,432)

					(continued)

86

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows, continued
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	190,723	–	–	190,723
Net deposits on deposit-type contracts	(36,223)	–	–	(36,223)
Other cash provided (used)	(28,324)	8,816	(507)	(20,015)

Net cash provided by (used in) financing
and miscellaneous activities	126,176	8,816	(507)	134,485

Net change in cash, cash equivalents and
short-term investments	(22,729)	11,491	–	(11,238)
Cash, cash equivalents and short-term
investments at the beginning of year - CMFG Life	80,692	–	–	80,692
Cash, cash equivalents and short-term investments
at the beginning of year - MEMBERS Life	–	5,601	–	5,601

Cash, cash equivalents and short-term
investments at the end of year	$57,963	$17,092	$–	$75,055

C.	To eliminate affiliated intercompany reinsurance agreements.

87

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2015
(000s omitted)

Investment income earned:
Government bonds	$2,170
Bonds exempt from U.S. tax	–
Other bonds (unaffiliated)	351,081
Bonds of affiliates	3,577
Preferred stocks (unaffiliated)	2,126
Preferred stocks of affiliates	–
Common stocks (unaffiliated)	284
Common stocks of affiliates	100,000
Mortgage loans	73,154
Real estate	18,746
Premium notes, contract loans and liens	6,954
Cash	540
Cash equivalents	–
Short-term investments	10
Other invested assets	513
Derivative financial instruments	(236)
Aggregate write-in for investment income	1,021

Gross investment income	$559,940

Real estate owned - book value less encumbrances (excluding home office)	$7,326

Mortgage loans - book value:
Farm mortgages	$–
Residential mortgages	22
Commercial mortgages	1,518,700

Total mortgage loans	$1,518,722

Mortgage loans by standing - book value:
Good standing	$1,518,722
Good standing with restructured terms	–
Interest overdue more than three months, not in foreclosure	–
Foreclosure in process	–
Other long-term assets-statement value	622,846
Collateral loans	–
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	89,003
Preferred stocks	–
Common stocks	1,017,341

88

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$527,243
Over 1 year through 5 years	2,623,289
Over 5 years through 10 years	2,213,157
Over 10 years through 20 years	835,777
Over 20 years	1,261,024

Total by maturity	$7,460,490

Bonds by class - statement value
Class 1	4,331,055
Class 2	2,687,658
Class 3	320,689
Class 4	60,420
Class 5	46,577
Class 6	14,091

Total by class	$7,460,490

Total bonds publicly traded	$4,427,741
Total bonds privately placed	3,032,749

Preferred stocks - statement value	16,215
Common stocks - market value	35,191
Short-term investments - book value	17,209
Options, caps & floors - statement value	17,267
Options, caps & floors written and in force - statement value (excluding liabilities)	–
Collar, swap & forward agreements open - statement value	–
Futures contracts open - current value (excluding liabilities)	152
Cash	40,754
Cash equivalents	–

89

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Life insurance in force:
Industrial	$–
Ordinary	22,519,591
Credit life	22,262,298
Group life	12,465,083

Amount of accidental death insurance in force under ordinary policies	1,167,608

Life insurance policies with disability provisions in force:
Industrial	–
Ordinary	2,495,172
Credit life	208,394
Group life	364

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	139,915
Income payable	10,400

Ordinary - involving life contingencies
Income payable	30,750

Group - not involving life contingencies
Amount of deposit	–
Income payable	–

Group - involving life contingencies
Income payable	–

Annuities:
Ordinary
Immediate - amount of income payable	23,115
Deferred - fully paid - account balance	2,515,579
Deferred - not fully paid - account balance	1,686,499

Group
Immediate - amount of income payable	30,675
Fully paid account payable	–
Not fully paid - account balance	3,544,161

Accident and health insurance - premium in force
Ordinary	56,233
Group	200,401
Credit	371,761

Deposit funds and dividends accumulations:
Deposit funds - account balance	41,041
Dividend accumulations - account balance	159,825

90

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Claim payments 2015
Group accident and health - year ended December 31
2015	$26,300
2014	12,959
2013	1,435
2012	850
2011	533
Prior	4,036

Other accident and health
2015	1,197
2014	1,556
2013	1,653
2012	856
2011	499
Prior	1,123

Other coverages that use developmental methods to calculate claims reserves
2015	41,631
2014	42,391
2013	22,763
2012	15,105
2011	8,784
Prior	15,154

91

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2015
(000s omitted)

Investment income earned:
Government bonds	$269
Other bonds (unaffiliated)	120
Bonds of affiliates	–
Preferred stocks (unaffiliated)	–
Preferred stocks of affiliates	–
Common stocks (unaffiliated)	–
Common stocks of affiliates	–
Mortgage loans	–
Real estate	–
Premium notes, contract loans and liens	5
Collateral loans	–
Cash	–
Cash equivalents	–
Short-term investments	–
Other invested assets	–
Derivative financial instruments	–
Aggregate write-in for investment income	–

Gross investment income	$394

Real estate owned - book value less encumbrances	$–

Mortgage loans - book value:
Farm mortgages	–
Residential mortgages	–
Commercial mortgages	–

Total mortgage loans	$–

Mortgage loans by standing - book value:
Good standing	–
Good standing with restructured terms	–
Interest overdue more than three months, not in foreclosure	–
Foreclosure in process	–

Other long-term assets-statement value	–
Collateral loans	–
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	–
Preferred stocks	–
Common stocks	–

92

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$17,795
Over 1 year through 5 years	1,338
Over 5 years through 10 years	508
Over 10 years through 20 years	375
Over 20 years	8,762

Total by maturity	$28,778

Bonds by class - statement value
Class 1	$28,778
Class 2	-
Class 3	-
Class 4	-
Class 5	-
Class 6	-

Total by class	$28,778

Total bonds publicly traded	$28,778
Total bonds privately placed	-

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	16,080
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	1,012
Cash equivalents	-

93

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Life insurance in force:
Industrial	$-
Ordinary	-
Credit life	-
Group life	-

Amount of accidental death insurance in force under ordinary policies	-

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	-
Credit life	-
Group life	-

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount in deposit	-
Income payable	-

Ordinary - involving life contingencies
Income payable	-

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-

Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-

Accident and health insurance - premium in force
Ordinary	-
Group	-
Credit	-

Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

94

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Claim payments 2015
Group accident and health - year ended December 31
2015
2014	$-
2013	-
2012	-
2011	-
Prior	-

Other accident and health
2015	-
2014	-
2013	-
2012	-
2011	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2015	-
2014	-
2013	-
2012	-
2011	-
Prior	-

95

CMFG LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2015
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Bonds:
U.S. treasury securities	$186,007	$186,007	1.7%
U.S. government agency and corporate obligations (excluding mortgage-backed securities):
Issued by U.S. government agencies
Issued by U.S. government sponsored agencies	-	-	0.0%
Non-U.S. government (including Canada, excluding mortgage-backed securities)	-	-	0.0%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	45,580	45,580	0.4%
Political subdivisions of states, territories and possessions and political subdivisions general obligations	221,506	221,506	2.0%
Revenue and assessment obligations	17,203	17,203	0.2%
Industrial development and similar obligations	-	-	0.0%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	15,939	15,939	0.1%
Issued or guaranteed by FNMA and FHLMC	168,382	168,382	1.5%
Privately issued	2,922	2,922	0.0%
CMO’s and REMIC’s:
Issued by FNMA and FHLMC	324,611	324,611	3.0%
Privately issued and collateralized by MBS issued or guaranteed by GNMA, FNMA or FHLMC	171,145	171,145	1.6%
Privately issued	122,363	122,363	1.1%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	4,573,610	4,573,610	41.9%
Unaffiliated foreign securities	1,505,010	1,505,010	13.8%
Affiliated securities	89,003	89,003	0.8%

96

CMFG LIFE INSURANCE COMPANY
Summary Investment Schedule, continued
December 31, 2015
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Categories	Amount	Percentage

Equity interests:
Investment in mutual funds	$-	$-	0.0%
Preferred stocks:
Affiliated	-	-	0.0%
Unaffiliated	16,215	16,215	0.1%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Other equity securities:
Affiliated	1,017,341	1,017,341	9.3%
Unaffiliated	35,191	35,191	0.3%
Other equity interests including tangible personal property
under lease:
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Mortgage loans:
Construction and land development	-	-	0.0%
Agricultural	-	-	0.0%
Single family residential properties	21	21	0.0%
Multifamily residential properties	-	-	0.0%
Commercial loans	1,518,701	1,518,701	13.9%
Real estate investments:
Property occupied by company	73,687	73,687	0.7%
Property held for production of income (includes $7,326 of property acquired in satisfaction of debt)	7,326	7,326	0.1%
Property held for sale (including $ - property acquired in satisfaction of debt)	-	-	0.0%
Contract loans	102,897	102,897	0.9%
Derivatives	17,419	17,419	0.2%
Receivables for securities	641	641	0.0%
Cash and short-term investments	57,963	57,963	0.5%
Other invested assets	629,877	629,877	5.9%

Total cash and invested assets	$10,920,560	$10,920,560	100.0%

97

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2015
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Bonds:
U.S. treasury securities	$10,333	$10,333	34.7%
U.S. government agency and corporate obligations (excluding mortgage-backed securities)
Issued by U.S. government agencies	-	-	0.0%
Issued by U.S. government sponsored agencies	-	-	0.0%
Foreign government (including Canada, excluding
mortgage-backed securities	-	-	0.0%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	-	-	0.0%
Political subdivisions of states, territories and possessions and political subdivisions general obligations	-	-	0.0%
Revenue and assessment obligations	-	-	0.0%
Industrial development and similar obligations	-	-	0.0%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Guaranteed by GNMA	941	941	3.2%
Issued by FNMA and FHLMC	1,424	1,424	4.8%
All other	-	-	0.0%
CMO’s and REMIC’s:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	-	-	0.0%
Issued by non-U.S.. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by GNMA, FNMA, FHLMC or VA	-	-	0.0%
All other	-	-	0.0%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	-	-	0.0%
Unaffiliated foreign securities	-	-	0.0%
Affiliated securities	-	-	0.0%
Equity interests:
Investment in mutual funds	-	-	0.0%
Preferred stocks:
Publicly traded equity securities (excluding preferred stocks):
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%

98

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule, continued
December 31, 2015
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Other equity securities:
Affiliated	$-	$-	0.0%
Unaffiliated	-	-	0.0%
Other equity interests including tangible personal property under lease:
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Mortgage loans:
Construction and land development	-	-	0.0%
Agricultural	-	-	0.0%
Single family residential properties	-	-	0.0%
Multifamily residential properties	-	-	0.0%
Commercial loans	-	-	0.0%
Real estate investments	-	-	0.0%
Contract loans	-	-	0.0%
Receivables for securities sold	-	-	0.0%
Cash and short-term investments	17,092	17,092	57.3%
Other invested assets	-	-	0.0%

Total invested assets	$29,790	$29,790	100.0%

99

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2015
(000s omitted)

1. Reporting entity’s total admitted assets, excluding separate account assets.	$11,463,223

2. Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets

2.01	CUNA Mutual Investment Corporation	Equity	$969,106	8.454%
2.02	MCA Fund II LP	Equity	343,327	2.995%
2.03	MCA Fund I Holding LLC	Bond/Equity	263,638	2.300%
2.04	MCA Fund III LP	Equity	81,257	0.709%
2.05	CUNA Mutual Caribbean Hldg Ltd.	Equity	30,116	0.263%
2.06	Reliance Industries Limited	Bond	28,046	0.245%
2.07	Shell International Fin	Bond	25,493	0.222%
2.08	Air Lease Corp	Bond	24,500	0.214%
2.09	Federal Home Loan Bank Des Moines	Equity	24,000	0.209%
2.10	FED Ex Ground Facility - NJ	Mortgage Loan	23,180	0.202%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.
	Bonds	1	2
3.01	NAIC-1	$4,331,055	37.782%
3.02	NAIC-2	2,687,658	23.446%
3.03	NAIC-3	320,689	2.798%
3.04	NAIC-4	60,420	0.527%
3.05	NAIC-5	46,577	0.406%
3.06	NAIC-6	14,091	0.123%

	Preferred Stocks	3	4
3.07	P/RP-1	$-	0.000%
3.08	P/RP-2	9,000	0.079%
3.09	P/RP-3	-	0.000%
3.10	P/RP-4	-	0.000%
3.11	P/RP-5	2,965	0.026%
3.12	P/RP-6	4,250	0.037%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$1,507,091	13.147%
4.03	Foreign-currency-denominated investments	21,025	0.183%
4.04	Insurance liabilities denominated in that same foreign currency	-	0.000%

100

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:
			1	2
	5.01	Countries rated NAIC-1	$1,298,318	11.326%
	5.02	Countries rated NAIC-2	159,082	1.388%
	5.03	Countries rated NAIC-3 or below	49,691	0.433%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:
			1	2
		Countries rated NAIC-1:
	6.01	Country 1: United Kingdom	$365,893	3.192%
	6.02	Country 2: Cayman Islands	271,396	2.368%

		Countries rated NAIC-2:
	6.03	Country 1: Mexico	$53,268	0.465%
	6.04	Country 2: India	33,141	0.289%

		Countries rated NAIC-3 or below:
	6.05	Country 1: Kyrgyzstan	$13,088	0.114%
	6.06	Country 2: Puerto Rico	7,000	0.061%

			1	2
7.	Aggregate unhedged foreign currency exposure:		$17,990	0.157%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
			1	2
	8.01	Countries rated NAIC-1	$1,307	0.011%
	8.02	Countries rated NAIC-2	2,184	0.019%
	8.03	Countries rated NAIC-3 or below	14,499	0.126%

9.	Two largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:
		Countries rated NAIC-1:	1	2
	9.01	Country 1: Netherlands	$1,307	0.011%
	9.02	Country 2:	-	0.000%

		Countries rated NAIC-2:
	9.03	Country 1: Trinidad	$2,184	0.019%
	9.04	Country 2:	-	0.000%

		Countries rated NAIC-3 or below:
	9.05	Country 1: Jamaica	$9,700	0.085%
	9.06	Country 2: St. Vincent	1,244	0.011%

101

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
		1	2
		Issuer	NAIC Rating	3	4
	10.01	CUNA Mutual Caribbean Holdings, Limited	Equity	$30,116	0.263%
	10.02	Reliance Industries Limited	2	28,046	0.245%
	10.03	Shell International Finance	1	25,943	0.226%
	10.04	StatOil ASA-SPON	1	20,556	0.179%
	10.05	Rabobank Nederland	1	20,200	0.176%
	10.06	Vitol Finance Limited	2	20,000	0.174%
	10.07	Trafigura Beheer B.V	2	20,000	0.174%
	10.08	Triton Container International	2	18,000	0.157%
	10.09	Siemens Financieringsmat	1	16,587	0.145%
	10.10	Nassau Airport Development	2,3	15,900	0.139%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.
	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 12.01 is yes, responses are not provided for the remainder of Interrogatory 12.

102

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
	13.01	Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
If response to 13.01 above is yes, responses are not provided for the remainder of Interrogatory 13.

	1	2	3
	Name of Issuer
13.02	CUNA Mutual Investment Corporation	$969,106	8.454%
13.03	MCA Fund II LP	343,327	2.995%
13.04	MCA Fund I Holding LLC	174,635	1.523%
13.05	MCA Fund III LP	81,257	0.709%
13.06	CUNA Mutual Caribbean Holdings, Limited	30,116	0.263%
13.07	Federal Home Loan Bank Des Moines	24,000	0.209%
13.08	CUNA Mutual International Holdings, Limited	11,640	0.102%
13.09	Preferred Freezer Holdings Inc.	5,288	0.046%
13.10	FPL Group Cap Trust I	5,000	0.044%
13.11	T&L Services LLC	4,548	0.040%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [X ] No [ ]
If response to 14.01 above is yes, responses are not provided for the remainder of Interrogatory 14.

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

	15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 15.01 above is yes, responses are not provided for the remainder of Interrogatory 15.

103

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
Type (Residential, Commercial, Agricultural)
16.02	Fedex Ground Facility - NJ, Commercial	$23,180	0.202%
16.03	Welsh-Rooker, Commercial	18,743	0.163%
16.04	Gateway Commerce Center #1, Commercial	15,900	0.139%
16.05	Knoxville FBI Office, Commercial	15,093	0.132%
16.06	Addison Point Apartments, Commercial	13,208	0.115%
16.07	Seasons of Layton, Commercial	13,199	0.115%
16.08	Welsh-Hartman, Commercial	13,168	0.115%
16.09	Salt River II, Commercial	12,458	0.109%
16.10	Occidental Mall	11,976	0.104%
16.11	Granite Tower, Commercial	11,500	0.100%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
		Loans
16.12	Construction loans	$-	0.000%
16.13	Mortgage loans over 90 days past due	-	0.000%
16.14	Mortgage loans in the process of foreclosure	-	0.000%
16.15	Mortgage loans foreclosed	-	0.000%
16.16	Restructured mortgage loans	-	0.000%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:
			Residential		Commercial		Agricultural
		Loan-to-Value	1	2	3	4	5	6
	17.01	above 95%	$22	0.000%	$4,977	0.043%	$-	0.000%
	17.02	91% to 95%	-	0.000%	1,167	0.010%	-	0.000%
	17.03	81% to 90%	-	0.000%	24,936	0.217%	-	0.000%
	17.04	71% to 80%	-	0.000%	133,999	1.168%	-	0.000%
	17.05	below 70%	-	0.000%	1,353,622	11.801%	-	0.000%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
	18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?
						Yes [ X ] No [ ]
		If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

104

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.
	19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5%
		2.5% of the reporting entity’s admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not provided for the remainder of Interrogatory 19.

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:
			At Year-End		At End of Each Quarter
					1st Qtr	2nd Qtr	3rd Qtr
			1	2	3	4	5
	20.01	Securities lending agreements (do not include assets
		held as collateral for such transactions)	$-	0.000%	$-	$-	$-
	20.02	Repurchase agreements	-	0.000%	-	-	-
	20.03	Reverse repurchase agreements	-	0.000%	-	-	-
	20.04	Dollar repurchase agreements	-	0.000%	-	-	-
	20.05	Dollar reverse repurchase agreements	-	0.000%	-	-	-

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

			Owned		Written
			1	2	3	4
	21.01	Hedging	$-	0.000%	$-	0.000%
	21.02	Income generation	-	0.000%	-	0.000%
	21.03	Other	-	0.000%	-	0.000%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:
			At Year-End		At End of Each Quarter
					1st Qtr	2nd Qtr	3rd Qtr
			1	2	3	4	5
	22.01	Hedging	$7,182	0.000%	$6,186	$6,563	$6,490
	22.02	Income generation	-	0.000%	-	-	-
	22.03	Replications	-	0.000%	-	-	-
	22.04	Other	-	0.000%	-	-	-

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:
			At Year-End		At End of Each Quarter
					1st Qtr	2nd Qtr	3rd Qtr
			1	2	3	4	5
	23.01	Hedging	$263	0.000%	$607	$639	$299
	23.02	Income generation	-	0.000%	-	-	-
	23.03	Replications	-	0.000%	-	-	-
	23.04	Other	-	0.000%	-	-	-

105

MEMBERS LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2015
(000s omitted)

1.	Reporting entity’s total admitted assets.	$37,425

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets

2.01	FHLMC - 30 YR PT POOL A91900	Bond	$654	1.747%
2.02	FHLMC - 30 YR PT POOL P50295	Bond	307	0.820%
2.03	FHLMC - 30 YR PT POOL P50426	Bond	227	0.607%
2.04	FNMA - 30 YR PT POOL 911575	Bond	161	0.430%
2.05	FNMA - 30 YR PT POOL 254311	Bond	34	0.091%
2.06	FNMA - 30 YR PT POOL 564478	Bond	15	0.040%
2.07	FNMA - 30 YR PT POOL 253546	Bond	11	0.029%
2.08	FNMA - 20 YR PT POOL 253596	Bond	9	0.024%
2.09	FHLMC - 15 YR PT POOL E89739	Bond	6	0.016%
2.10	FHLMC - 30 YR PT POOL C01005	Bond	2	0.005%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.
		Bonds	1	2
	3.01	NAIC-1	$28,778	76.895%
	3.02	NAIC-2	-	0.000%
	3.03	NAIC-3	-	0.000%
	3.04	NAIC-4	-	0.000%
	3.05	NAIC-5	-	0.000%
	3.06	NAIC-6	-	0.000%

		Preferred Stocks	3	4
	3.07	P/RP-1	$-	0.000%
	3.08	P/RP-2	-	0.000%
	3.09	P/RP-3	-	0.000%
	3.10	P/RP-4	-	0.000%
	3.11	P/RP-5	-	0.000%
	3.12	P/RP-6	-	0.000%

Questions 4-23 are not applicable.

106

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)	Exhibits
1.(A)
Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Annuity Account (“Registrant”). Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(B)
Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(C)
Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the name change between CMFG Life Insurance Company and CUNA Mutual Insurance Society. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

	2.	Not Applicable.

3.(A)
Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(B)
Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

	(C)	Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(D)
Form of Selling and Services Agreement (Variable Annuity Products). Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(E)
Form of Selling and Services Agreement (Insurance and Annuity (Fixed and Variable) Products). Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(F)
Amended and Restated Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective February 23, 2011. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

(G)
Amended and Restated Distribution and Servicing Agreement for Variable Annuity contracts between CMFG Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 2015. Incorporated herein by reference to post-effective amendment 19 on Form N-4 (File no. 333-116426) with the Commission on April 24, 2015.

4.(A)(i)	Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

(ii)	Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 5 on Form N-4 (File no. 333-116426) with the Commission on April 26, 2006.

(iii)	Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File no. 333-116426) with the Commission on November 15, 2005.

(iv)	Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 9 on Form N-4 (File no. 333-116426) with the Commission on September 14, 2007.

(v)	Variable Annuity Contract. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(B)(i)	Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

(ii)	Fixed Account Endorsement. Form 2006-VAFIXED. Incorporated herein by reference to post-effective amendment 5 on Form N-4 (File no. 333-116426) with the Commission on April 26, 2006.

(iii)	Fixed Account Endorsement. Form No. 2006-VAFIXED. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(C)(i)	Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

(ii)	Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(D)(i)	Additional Income Option Endorsement. Form No. 2004-VAIO. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

(ii)
Additional Income Option Endorsement. Form No. 2004-VAIO. Incorporated herein by reference on initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(E)(i)
3% Annual Guarantee Death Benefit Rider. Form No. 2004-3AG-RV1. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

(ii)
3% Annual Guarantee Death Benefit Rider. Form No. 2004-3AG-RV1. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(F)(i)	Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

(ii)
Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(G)(i)
Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

(ii)
Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(H)(i)	Change of Annuitant Endorsement. Form 2006-COA. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

(ii)	Change of Annuitant Endorsement. Form 2006-COA. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(I)(i)	Income Payment Endorsement. Form No. 2004-IPI. Incorporated herein by reference to post-effective amendment 2 on Form N-4 (File No. 333-116426) with the Commission on April 28, 2005.

(ii)	Income Payment Endorsement. Form No. 2004-IPI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(J)(i)
Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File No. 333-116426) with the Commission on November 15, 2005.

(ii)
Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

(iii)
Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to post-effective amendment 9 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

(iv)
Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(K)(i)	Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File No. 333-116426) with the Commission on November 15, 2005.

(ii)	Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

(iii)
Guaranteed Minimum Accumulation Benefit Rider. Form No. 2006-GMAB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(iv)
Guaranteed Minimum Accumulation Benefit Rider with 7-Year Benefit Period. Form No. 2008-GMAB-7. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(v)
Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2008-GMAB-10. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(vi)
Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2010-GMAB-10. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(L)(i)	Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

(ii)
Spouse Beneficiary Death Benefit Rider. Form No. 2006-SPDB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(iii)
Amendment to Death Benefit Rider. Form No. 2010-VAIII-DBAMEND. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(M)(i)	Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value

Death Benefit. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

(ii)
Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(N)(i)
Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

(ii)
Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(O)(i)	Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

(ii)
Purchase Payment Credit Benefit Endorsement. Form No. 2007-PPC Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(iii)
Purchase Payment Credit Benefit Endorsement. Form No. 2009-PPC. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333- 148426) filed with the Commission on April 27, 2009.

(P)(i)	Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

(ii)
Spousal Continuation Endorsement. Form No. 2006-SPContinue. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(Q)(i)	Change of Annuitant Endorsement. Incorporated herein by reference to post-effective amendment 8 on Form N-4 (File No. 333-116426) with the Commission on April 27, 2007.

(ii)	Change of Annuitant Endorsement. Form No. 2006-COA. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(R)(i)	Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment 8 on Form N-4 (File No. 333-116426) with the Commission on April 27, 2007.

(ii)	Roth IRA Endorsement. Form No. 2006-VA-Roth. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(S)(i)	Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit –

Data Page. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

(ii)
Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit – Data Page, Form DP-2007-VA-PPC. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(T)(i)
Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

(ii)
Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(U)(i)
Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(ii)
Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008- ILGLWB. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(iii)
Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-ILGLWB. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(iv)
Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2009-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(v)
Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2010-ILGLWB. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(vi)
Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2010-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(V)(i)
Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-INGLWB. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(ii)
Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(iii)
Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-INGLWB. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(iv)
Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2009-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(v)
Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2010-INGLWB. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(vi)
Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2010-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

5.(A)(i)	Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 2 on Form N-4 (File No. 333-148426) filed with the Commission on August 25, 2008.

(ii)	Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(iii)	Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(iv)	Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

6.(A)
Certificate of Existence of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(B)
Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(C)
Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(D)
Amended and Restated Articles of Incorporation of CMFG Life Insurance Company. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

(E)
Amended and Restated Bylaws of CMFG Life Insurance Company. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

7.	Not Applicable.

8.(A)(i)
Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment no. 9 on Form N-4 (File No. 333-148426) filed with the Commission on July 10, 2009.

(ii)
Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

(iii)
Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment no. 11 on Form N-4 (File No. 333-148426) filed with the Commission on October 16, 2009.

(iv)
Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment no. 12 on Form N-4 (File No. 333-148426) filed with the Commission on February 4, 2010.

(v)
Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

B(i)
Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

(ii)
Participation Agreement Amendment 1, between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(iii)
Selling Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

(iv)	Services Agreement between Allianz Global Investors Distributors LLC and CUNA

Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

(v)
Novation and Amendment to Participation Agreement between Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and CUNA Mutual Insurance Society, effective November 16, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

(vi)
Amendment to Intermediary Agreements and New Intermediary Agreements between Allianz Global Investors Distributors LLC (f/k/a PIMCO Funds Distributors, LLC) PIMCO Investments LLC and CUNA Brokerage Services, Inc., effective November 16, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

(vii)
Termination, New Agreements and Amendments Relating to Selling Agreements for PIMCO Variable Insurance Trust between Allianz Global Investors Distributors, LLC, PIMCO Investments LLC, CUNA Brokerage Services, Inc. and CUNA Mutual Insurance Society, effective November 16, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

(viii)
PIMCO Services Agreement between PIMCO and CUNA Mutual Insurance Society, effective December 18, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

(C)(i)
Participation Agreement between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated October 1, 2002. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(ii)
Amendment No. 1 between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., effective May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(iii)
Amendment No. 2 to the Participation Agreement between AIM Investments and CUNA Mutual Insurance Society dated March 19, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

(iv)
Distribution Agreement between CUNA Brokerage Services, Inc., and Invesco Aim Distributors, Inc., dated April 9, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

(v)	Rule 22c-2 Shareholder Information Agreement between AIM Investment Services, Inc. and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference on Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(vi)
Amendment No. 3 to the Participation Agreement between AIM Variable Insurance Funds, CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated April 30, 2010. Incorporated herein by reference on Form N-4 post-effective amendment no. 14 (File No. 333-148426) filed with the Commission on April 28, 2010.

(vii)
Amendment No. 4 to the Participation Agreement between AIM Variable Insurance Funds, CMFG Life Insurance Company and CUNA Brokerage Services, Inc. effective July 1, 2012. Incorporated by reference to post-effective amendment no. 17 on Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

D(i)
Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

(ii)
Amendment to Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated June 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(E)(i)
Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, dated February 20, 1997. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(ii)
Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective September 21, 1999. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(iii)
Amendment No. 2 to the Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company, effective October 1, 2002. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(iv)
Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(v)
Fourth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society Company, effective December 31, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(vi)
Fifth Amendment to Participation Agreement between Oppenheimer-Funds, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

(vii)
Sixth Amendment to Participation Agreement between Oppenheimer-Funds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(viii)
Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(ix)
Amendment 7 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective February 3, 2009. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

(x)
Amendment 8 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective January 1, 2012. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

(xi)
Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Mutual Insurance Society, effective January 31, 2012. Incorporated herein by reference to post-effective amendment no. 16 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2012.

(xii)
Amendment 9 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CMFG Life Insurance Company effective June 20, 2012. Incorporated by reference to post-effective amendment no. 17 on Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

(F)(i)
Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 1, 2004. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No.

333-148422) filed with the Commission on April 25, 2008.

(ii)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(iii)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(iv)
Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., effective December 31, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(v)
Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

(vi)
Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(vii)
Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Incorporated herein by reference to post-effective amendment 15 on Form N-4 (File no. 333-116426) with the Commission on April 27, 2011.

(viii)
Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 31, 2012. Incorporated by reference to post-effective amendment no. 17 on Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

(ix)
Amendment No. 7 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 15, 2013. Incorporated by reference to post-effective amendment no. 17 on Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

(G)
Administrative Services Agreement between CUNA Mutual Life Insurance Society and AIM Advisors, Inc. dated October 1, 2002. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(H)(i)
Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(ii)
Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(I)(i)
Administrative Services Letter Agreement between Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management and CUNA Mutual Insurance Society dated January 1, 2009. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(ii)
Shareholder Services Agreement between Van Kampen Funds, Inc., and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(J)
Services Agreement between Pacific Investment Management Company LLC (“PIMCO”) and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(K)
Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment no. 9 on Form N-4 (File No. 333-148426) filed with the Commission on July 10, 2009.

(L)(i)
Fund Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(ii)
Amendment No. 1 to Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

(M)(i)	Fund Participation Agreement between Vanguard Variable Insurance Fund, The

Vanguard Group, Inc. and Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2002. (filed herewith)

(ii)
Amendment No. 1 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated August 31, 2005. (filed herewith)

(iii)
Amendment No. 2 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2006. (filed herewith)

(iv)
Amendment No. 3 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2008. (filed herewith)

(v)
Amendment No. 4 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated June 12, 2012. (filed herewith)

(iv)
Amendment No. 5 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2015. (filed herewith)

9.	Opinion and Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

10.	Deloitte & Touche LLP Consent. Filed herewith.

11.	Not applicable.

12.	Not applicable.

13.	Powers of Attorney. Filed herewith.
A. Power Attorney (Michael F. Anderson).
B. Power Attorney (David G. Brown).
A. Power Attorney (Thomas J. Merfeld).
C. Power Attorney (Steven R. Suleski).
E. Power Attorney (Robert N. Trunzo).

Item 25. Directors and Officers of CMFG Life Insurance Company

Name and Principal Business Address	Positions and Offices with Depositor

Michael F. Anderson	Director and Chief Legal Officer
5910 Mineral Point Road
Madison, WI 53705

David G. Brown	Director, Executive Vice President and
5910 Mineral Point Road	Chief Investment Officer
Madison, WI 53705

Thomas J. Merfeld	Director, Treasurer, Executive Vice
5910 Mineral Point Road	President and Chief Financial Officer
Madison, WI 53705

Faye A. Patzner	Executive Vice President and Chief
5910 Mineral Point Road	Administrative Officer
Madison, WI 53705

James M. Power	Executive Vice President and Commercial
5910 Mineral Point Road
Madison, WI 53705

Steven R. Suleski	Director, Secretary and Chief Governance
5910 Mineral Point Road	and Compliance Officer
Madison, WI 53705

Robert N. Trunzo	Director, President and Chief Executive
5910 Mineral Point Road	Officer
Madison, WI 53705

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Holding Company
Organizational Chart As Of February 28, 2016

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

CUNA Mutual Financial Group, Inc.
State of domicile: Iowa

CUNA Mutual Global Holdings, Inc.
State of domicile:   Iowa

CMFG Ventures, LLC
State of domicile:   Iowa

CMFG Life Insurance Company
State of domicile:   Iowa

CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:

1.	CUNA Mutual Investment Corporation owns the following:
State of domicile: Wisconsin

	a.	CUMIS Insurance Society, Inc. owns the following:
State of domicile: Iowa

(1) CUMIS Specialty Insurance Company, Inc.
State of domicile: Iowa

(2) CUMIS Mortgage Reinsurance Company
State of domicile: Wisconsin

	b.	CUNA Brokerage Services, Inc.
State of domicile: Wisconsin

	c.	CUMIS Vermont, Inc.
State of domicile: Vermont

d.	MEMBERS Life Insurance Company
State of domicile: Iowa

e.	International Commons, Inc.
State of domicile: Wisconsin

f.	CUNA Mutual Insurance Agency, Inc.
State of domicile: Wisconsin

g.	MEMBERS Capital Advisors, Inc.
State of domicile: Iowa

(1) MCA Fund I GP LLC
State of domicile: Delaware

(2) MCA Fund II GP LLC
State of domicile: Delaware

(3) MCA Fund III GP LLC
State of domicile: Delaware

h.	CMG Student Lending Services, LLC
State of domicile: Delaware

i.	CPI Qualified Plan Consultants, Inc.
State of domicile: Delaware

j.	PowerAutoLoan.com, Inc.
State of domicile: Delaware

2.	CUNA Mutual Caribbean Holdings Ltd. owns the following:
Country of domicile: Trinidad and Tobago

	a.	CUNA Caribbean Insurance Society Limited owns the following:
Country of domicile: Trinidad and Tobago

(1) CUNA Caribbean Insurance Services Limited
Country of domicile: Trinidad and Tobago

3.	CUNA Mutual Group Holdings Europe, Ltd. owns the following:
County of domicile: Ireland

	a.	CUNA Mutual (Europe) II, Limited
Country of domicile: Ireland

	b.	CUNA Mutual (Europe) Limited
(was CUNA Mutual General Risk Services (Ireland) Limited)
Country of domicile: Ireland

	c.	CUNA Mutual International Finance, Ltd.
Country of domicile: Cayman Islands

d.	CUNA Mutual International Holdings, Ltd. Owns the following:
Country of domicile: Cayman Islands

e.	CUNA Caribbean Holdings St. Lucia, Ltd Owns the following:
County of domicile: St Lucia

(1) CUNA Caribbean Insurance Jamaica Limited
County of domicile: Jamaica

4.	6834 Hollywood Boulevard, LLC
State of domicile: Delaware

5.	TruStage Insurance Agency, LLC
State of domicile: Iowa

6.	CUNA Mutual Management Services, LLC
State of domicile: Iowa

7.	MCA Fund I Holding LLC
State of domicile: Delaware

(1) MCA Fund I LP
State of domicile: Delaware

8.	MCA Fund II LLP
State of domicile: Delaware

9.	MCA Fund III LLP
State of domicile: Delaware

Item 27.  Number of Contractowners

As of February 28, 2016 there were 1,969 non-qualified contracts outstanding and 5,725 qualified contracts outstanding.

Item 28.  Indemnification.

Section 8 of the Amended and Restated Bylaws of CMFG Life Insurance Company and Article V of CMFG Life Insurance Company Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CMFG Life Insurance Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CMFG Life Insurance Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers’ or directors’ willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a)	CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CMFG Variable Life Insurance Account.

(b)	Officers and Directors of CUNA Brokerage Services, Inc.

Name and Principal Business Address	Positions and Office with Underwriter

Michelle N. Niemec*	Treasurer

Timothy Halevan**	Vice President and Chief Compliance Officer

Ross D. Hansen*	Vice President and Associate General Counsel

Steven R. Suleski*	Secretary and Director

Angie K. Campbell*	Assistant Secretary

M. Jeffrey Bosco*	Director

Michael F. Anderson*	Director

Michael T. Defnet*	Director

Jason A. Pisarik*	Director

  *The principal business address of these persons is: 5910 Mineral Point Road, Madison,
     Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

(c)	CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
CUNA Brokerage Services, Inc.	$1,744,963*	0	$512,637*	$1,232,326*

*Information as of December 31, 2015.

Item 30.  Location Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CMFG Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CMFG Life Insurance Company, both at 5910 Mineral Point Road, Madison, Wisconsin 53705; and se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

Item 31.  Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

(a)
The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

(b)
The Registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to CMFG Life Insurance Company for a statement of additional information.

(c)
The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to CMFG Life Insurance Company at the address or phone number listed in the Prospectus.

(d)
CMFG Life Insurance Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)
CMFG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CMFG Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed in its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin as of 25 day of April, 2016.

CMFG Variable Annuity Account (Registrant)

By:	/s/ Robert N. Trunzo

Robert N. Trunzo
President and Chief Executive Officer, CMFG Life Insurance Company

CMFG Life Insurance Company (Depositor)

By:	/s/ Robert N. Trunzo

Robert N. Trunzo
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

SIGNATURE AND TITLE		DATE

By:	/s/ Brian J. Borakove	April 25, 2016

Brian J. Borakove
VP – Corporate Controller

By:	/s/ Thomas J. Merfeld	April 25, 2016

Thomas J. Merfeld
Treasurer, Executive Vice President and Chief Financial Officer

By:	/s/ Robert N. Trunzo	April 25, 2016

Robert N. Trunzo
Director, President and Chief Executive Officer

By:	*	April 25, 2016

Michael F. Anderson
Director

By:	*	April 25, 2016

David G. Brown
Director

By:	*	April 25, 2016

Thomas J. Merfeld
Director and Treasurer

By:	*	April 25, 2016

Steven R. Suleski
Director and Secretary

By:	*	April 25, 2016

Robert N. Trunzo
Director, President and Chief Executive Officer

*Signed pursuant to Power of Attorney dated April 25, 2016 filed electronically with post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

By:	/s/ Ross D. Hansen

Ross D. Hansen
Associate General Counsel

EXHIBIT INDEX

8(M)(i)	Fund Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2002.

8(M)(ii)	Amendment No. 1 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated August 31, 2005.

8(M) (iii)	Amendment No. 2 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2006.

8(M)(iv)	Amendment No. 3 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2008.

8(M)(v)	Amendment No. 4 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated June 12, 2012.

8(M)(iv)	Amendment No. 5 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2015.

10.	Deloitte & Touche LLP Consent.

13.	Powers of Attorney.